UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-PX

    ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT
                                     COMPANY

 INVESTMENT COMPANY ACT FILE NUMBER:     811-9105

 NAME OF REGISTRANT:                     NEW WORLD FUND, INC.



 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 333 South Hope Street
                                         Los Angeles, CA 90071

 NAME AND ADDRESS OF AGENT FOR SERVICE:  Vincent P. Corti
                                         333 South Hope Street
                                         Los Angeles, CA 90071

 REGISTRANT'S TELEPHONE NUMBER:          213-486-9200

 DATE OF FISCAL YEAR END:                10/31

 DATE OF REPORTING PERIOD:               07/01/2004 - 06/30/2005


NWF
--------------------------------------------------------------------------------------------------------------------------
 3M COMPANY                                                                                  Agenda Number:  932286873
--------------------------------------------------------------------------------------------------------------------------
        Security:  88579Y101
    Meeting Type:  Annual
    Meeting Date:  10-May-2005
          Ticker:  MMM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       VANCE D. COFFMAN                                          Mgmt          For                            For
       ROZANNE L. RIDGWAY                                        Mgmt          For                            For
       LOUIS W. SULLIVAN                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       AS 3M S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM

03     APPROVAL OF THE 2005 MANAGEMENT STOCK OWNERSHIP           Mgmt          For                            For
       PROGRAM

04     STOCKHOLDER PROPOSAL RELATING TO ANIMAL TESTING           Shr           Against                        For

05     STOCKHOLDER PROPOSAL RELATING TO OPERATIONS               Shr           Against                        For
       IN CHINA




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED INFO SERVICE PUBLIC CO LTD                                                         Agenda Number:  700645736
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014U183
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2005
          Ticker:
            ISIN:  TH0268010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the matters to be inform                          Mgmt          For                            *

2.     Approve to certify the minutes of the AGM of              Mgmt          For                            *
       2004 held on 23 APR 2004

3.     Approve to certify the results of operation               Mgmt          For                            *
       for the year 2004

4.     Approve the balance sheet, statement of income            Mgmt          For                            *
       and statement of cash flow for the year 2004
       ended 31 DEC 2004

5.     Appoint the Company s Auditors and approve to             Mgmt          For                            *
       determine the Auditors  remuneration for the
       YE 2005

6.     Approve the dividend payment to the shareholders          Mgmt          For                            *
       for the FY 2004

7.     Appoint the Directors and approve to determine            Mgmt          For                            *
       the Directors  remuneration for 2005

8.     Approve the issuance and offering of warrants             Mgmt          For                            *
       of 9,794,800 units to purchase the Company
       s ordinary shares to Directors and employees
       of the Company (ESOP Grant IV)

9.     Approve the allocation of 9,794,800 new ordinary          Mgmt          For                            *
       shares at par value of THB 1 each in order
       to reserve for the exercise of warrants under
       the ESOP Grant IV

10.    Approve the allocation of warrants to Directors           Mgmt          Against                        *
       and employees who are eligible for the warrants
       exceeding 5% of the ESOP Grant IV

11.    Approve the allotment of 620,000 additional               Mgmt          For                            *
       ordinary shares, at par value of THB 1 each,
       reserved for exercising the right in pursuance
       with the ESOP Grant 1, 2 and 3 due to the entering
       into terms and conditions of the prospectus

12.    Other matters                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 AGCO CORPORATION                                                                            Agenda Number:  932284831
--------------------------------------------------------------------------------------------------------------------------
        Security:  001084102
    Meeting Type:  Annual
    Meeting Date:  21-Apr-2005
          Ticker:  AG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HERMAN CAIN                                               Mgmt          For                            For
       WOLFGANG DEML                                             Mgmt          For                            For
       DAVID E. MOMOT                                            Mgmt          For                            For
       MARTIN RICHENHAGEN                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ANGLO AMERICAN PLC                                                                          Agenda Number:  700666766
--------------------------------------------------------------------------------------------------------------------------
        Security:  G03764100
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2005
          Ticker:
            ISIN:  GB0004901517
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements comprising     Mgmt          For                            *
       the consolidated financial statements of the
       Anglo American Group and the unconsolidated
       financial statements of Anglo American plc
       incorporated therein and the reports of the
       Directors and the Auditors for the YE 31 DEC
       2004

2.     Declare a final dividend of 51 US cents per               Mgmt          For                            *
       ordinary share, which, together with the iterim
       dividend declared in August and paid in September
       2004, will result in a total dividend in respect
       of the YE 31 DEC 2004 of 70 US cents per ordinary
       share

3.     Elect Mr. R. Medori as a Director with effect             Mgmt          For                            *
       from 01 JUN 2005, in accordance with the provisions
       of the Articles of Association of the Company

4.     Elect Mr. R.C. Alexander as a Director, in accordance     Mgmt          For                            *
       with the provisions of the Articles of Association
       of the Company

5.     Elect Mr. D.A. Hathom as a Director, in accordance        Mgmt          For                            *
       with the provisions of the Articles of Association
       of the Company

6.     Elect Mr. S.R. Thompson as a Director, in accordance      Mgmt          For                            *
       with the provisions of the Articles of Association
       of the Company

7.     Re-elect Mr. R.M. Godsell as a Director, in               Mgmt          For                            *
       accordance with the provisions of the Articles
       of Association of the Company

8.     Re-elect Mr. A.J. Trahar as a Director, in accordance     Mgmt          For                            *
       with the provisions of the Articles of Association
       of the Company

9.     Re-elect Professor K.A.L.M. Van Miert as a Director,      Mgmt          For                            *
       in accordance with the provisions of the Articles
       of Association of the Company

10.    Re-appoint Deloitte & Touche LLP Auditors for             Mgmt          For                            *
       the ensuing year

11.    Authorize the Directors to determine the remuneration     Mgmt          For                            *
       of the Auditors

12.    Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004 set out in the annual report

13.    Approve that the authority to allot relevant              Mgmt          For                            *
       securities conferred on the Directors by Article
       9.2 of the Company s Articles of Association
       be renewed until the date of the AGM in 2006
       up to an aggregate nominal amount of USD 248,500,00
       497 million ordinary shares

S.14   Approve that subject to the passing of ordinary           Mgmt          For                            *
       Resolution 13, the power to allot equity securities
       wholly for cash conferred on the Directors
       by Article 9.3 of the Company s Articles of
       Association be renewed for the period referred
       to in such resolution up to an aggregate nominal
       amount of USD 37,250,000  74.5 million ordinary
       shares

S.15   Authorize the Company, for the purpose of Section         Mgmt          For                            *
       166 of the Companies Act 1985, to make market
       purchases  Section 163(3) of the Companies
       Act 1985  of 149 million ordinary shares of
       USD 0.50 each in the capital of the Company,
       at a minimum price of USD 0.50  and up to 105%
       of the average middle market quotations for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires at the conclusion
       of the AGM of the Company in 2006 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LTD                                                                       Agenda Number:  700683572
--------------------------------------------------------------------------------------------------------------------------
        Security:  S04255154
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  AU000000AGG7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O1   Approve the financial statements and the statutory        Mgmt          For                            *
       reports for the YE 31 DEC 2005

2.O2   Re-elect Mr. C.B. Brayshaw, who retires in terms          Mgmt          For                            *
       of the Articles of Association, as a Director
       of the Company

3.O3   Re-elect Mr. A.W. Lea, who retires in terms               Mgmt          For                            *
       of the Articles of Association, as a Director
       of the Company

4.O4   Re-elect Mr. W.A. Nairn, who retires in terms             Mgmt          For                            *
       of the Articles of Association, as a Director
       of the Company

5.O5   Re-elect Mr. K.H. Williams, who retires in terms          Mgmt          For                            *
       of the Articles of Association, as a Director
       of the Company

6.O6   Re-elect Mr. S.E. Jonah, who retires in terms             Mgmt          For                            *
       Article 92 of the Articles of Association,
       as a Director of the Company

7.O7   Re-elect Mr. S.R. Thompson, who retires in terms          Mgmt          For                            *
       of Article 92 of the Articles of Association,
       as a Director of the Company

8.O8   Re-elect Mr. P.L. Zim, who retires in terms               Mgmt          For                            *
       of Article 92 of the Articles of Association,
       as a Director of the Company

9.O9   Authorize the Directors of the Company, subject           Mgmt          For                            *
       to the provisions of the Companies Act  Act
       61 of 1973 , as amended, and the Listings Requirements
       of the JSE Securities Exchange South Africa,
       to allot and issue, in their discretion, and
       for such purposes as they may determine, up
       to 10% of the authorized but unissued ordinary
       shares of 25 cents each in the share capital
       of the Company remaining after setting aside
       so many ordinary shares of 25 cents each as
       may be required to be allotted and issued by
       the Company pursuant to the AngloGold Limited
       Share Incentive Scheme, the Long-Term Incentive
       Plan and the Bonus Share Plan  subject to the
       approval of these plans by shareholders  and
       for purposes of the conversion of the USD 1,000,000,000,
       2.375% Guaranteed Convertible Bonds issued
       by AngloGold Holdings PLC

10O10  Authorize the Directors, subject to Ordinary              Mgmt          For                            *
       Resolution Number 9 being passed in terms of
       the listing requirements of the JSE Securities
       Exchange South Africa  JSE , to allot and issue
       for cash without any restrictions to any shareholder,
       the authorized but unissued ordinary shares
       of 25 cents each in the share capital of the
       Company, not exceeding in aggregate in any
       one FY, 10% of the number of the Company s
       unissued ordinary share capital at the maximum
       permitted discount of 10% of the weighted average
       traded price of the ordinary shares on JSE
       adjusted for any dividend declared but not
       yet paid or for any capitalization award made
       to shareholders , over the 30 previous days
       of the press announcement;  Authority expires
       the earlier of the next AGM or 15 months ;
       a press announcement giving full details, including
       the impact on net asset value and earnings
       per share, will be published at the time of
       any issue representing, on a cumulative basis
       within one FY, 5% or more of the number of
       shares in issue prior to the issue concerned

11.S1  Authorize the Company and any of its subsidiaries         Mgmt          For                            *
       from time to time  the subsidiaries , and thereto
       by the Articles of Association of respectively
       the Company and the subsidiaries and in terms
       of Section 85 of the Companies Act, 61 of 1973
       and the listing requirements of the JSE Securities
       Exchange South Africa  JSE  from time to time
       by the Company, to acquire shares issued by
       the Company, on the open market of JSE and/or
       on the open market of any other stock exchange
       on which the shares are listed or may be listed,
       not exceeding in aggregate 20% of the number
       of the Company s issued ordinary share capital
       in any 1 FY, at a price of no more than 10%
       above the weighted average market price of
       the Company s shares over the previous 5 business
       days;  Authority expires at the next AGM ;
       a paid press announcement containing details
       of such acquisitions will be published when
       the Company has acquired, on a cumulative basis,
       not less than 3% of the number of the issued
       shares in the Company

12O11  Approve and adopt the AngloGold Ashanti Limited           Mgmt          Abstain                        *
       Long-Term Incentive Plan 2005  the LTIP , as
       specified; and authorize the Directors to do
       all acts and things which they consider necessary
       or desirable to implement the LTIP and make
       such changes as they may consider appropriate
       for that purpose

13O12  Approve and adopt the AngloGold Ashanti Limited           Mgmt          Abstain                        *
       Bonus Share Plan 2005  the BSP  as specified;
       and authorized the Directors to do all acts
       and things which they consider necessary or
       desirable to implement the BSP and make such
       changes as they may consider appropriate for
       that purpose




--------------------------------------------------------------------------------------------------------------------------
 ANHEUSER-BUSCH COMPANIES, INC.                                                              Agenda Number:  932267657
--------------------------------------------------------------------------------------------------------------------------
        Security:  035229103
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2005
          Ticker:  BUD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN E. JACOB                                             Mgmt          For                            For
       CHARLES F. KNIGHT                                         Mgmt          For                            For
       JOYCE M. ROCHE                                            Mgmt          For                            For
       HENRY HUGH SHELTON                                        Mgmt          For                            For
       PATRICK T. STOKES                                         Mgmt          For                            For

02     APPROVE THE OFFICER BONUS PLAN, AS AMENDED                Mgmt          For                            For

03     APPROVE THE 1998 INCENTIVE STOCK PLAN, AS AMENDED         Mgmt          For                            For

04     APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING      Mgmt          For                            For
       FIRM




--------------------------------------------------------------------------------------------------------------------------
 ANTENA 3 DE TELEVISION SA, MADRID                                                           Agenda Number:  700636864
--------------------------------------------------------------------------------------------------------------------------
        Security:  E05009142
    Meeting Type:  OGM
    Meeting Date:  09-Mar-2005
          Ticker:
            ISIN:  ES0109427635
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       10 MAR 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU

1.     Approve the annual statements  balance sheet,             Mgmt          For                            *
       loss and profit account and annual report ,
       performing report of Antena 3 De Television,
       SA and its consolidated Group and Management
       report, all the aforementioned relating FY
       2004; proposal of allocation of results

2.     Approve the allocation of results of FY 2004              Mgmt          For                            *
       and dividend distribution

3.     Ratify the Directors appointed by the Board               Mgmt          For                            *
       of Directors in the last shareholders general
       meeting

4.     Approve to decrease the nominal value from EUR            Mgmt          For                            *
       3,00 to EUR 0,75 with the logical increase
       of number of shares from 55.556.000 shares
       to 222.224.000 shares and amend 5th Article
       of the Corporate Statutes

5.     Approve the Constitution of fundation                     Mgmt          For                            *

6.     Grant authority to acquire its treasury stock,            Mgmt          For                            *
       directly or through its consolidated Group
       and authorization, if pertinent, to apply the
       own portfolio to satisfy the emoluments resulting
       from the triannual plan and the fidelization
       of Directors

7.     Appoint the Accounts Auditors of Antena 3 De              Mgmt          For                            *
       Television, SA and its Consolidated Group

8.     Grant authority to formalize, interpret, correct          Mgmt          For                            *
       and implement the resolutions adopted on the
       shareholders meeting, canceling the powers
       granted to the Board of Directors on the meeting
       and to raise the minimum quantity of shares




--------------------------------------------------------------------------------------------------------------------------
 ASAHI GLASS                                                                                 Agenda Number:  700662023
--------------------------------------------------------------------------------------------------------------------------
        Security:  J02394120
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2005
          Ticker:
            ISIN:  JP3112000009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approval of the profit appropriation for No.80            Mgmt          For                            *
       Term: dividends for the current term has been
       proposed as JPY 6 per share

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect Mr. Shinya Ishizu as a Director                     Mgmt          For                            *

3.2    Elect Mr. Masahiro Kadomatsu as a Director                Mgmt          For                            *

3.3    Elect Mr. Hajime Amemiya as a Director                    Mgmt          For                            *

3.4    Elect Mr. Takashi Matsuzawa as a Director                 Mgmt          For                            *

3.5    Elect Mr. Haruo Shimada as a Director                     Mgmt          For                            *

3.6    Elect Mr. Kakutarou Kitashiro as a Director               Mgmt          For                            *

3.7    Elect Mr. Takuya Gotou as a Director                      Mgmt          For                            *

4.1    Elect Mr. Takashi Terashima as a Statutory Auditor        Mgmt          For                            *

4.2    Elect Mr. Seiji Munakata as a Statutory Auditor           Mgmt          For                            *

5.     Authorize the Company to give free share subscription     Mgmt          For                            *
       rights to Directors, Executives, and employees
       of the Company and its subsidiaries as stock
       option in accordance with Commercial Code 280-20
       and 280-21

6.     Grant retirement allowances to Statutory Auditors         Mgmt          For                            *
       Mr. Masashi Sakamoto and Mr. Hiroshi Watanabe
       and also, in connection with the adopted abolishment
       of retirement allowances system, the Company
       grants retirement allowances upon retirement
       to current Statutory Auditors Mr. Kazuhiko
       Nagano and Mr. Masayuki Minato

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 221756 DUE TO A CHANGE. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ASIAN PAINTS (INDIA) LTD                                                                    Agenda Number:  700693648
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y03637116
    Meeting Type:  OTH
    Meeting Date:  14-May-2005
          Ticker:
            ISIN:  INE021A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL BALLOT MEETING          Non-Voting    No vote

S.1    Approve that in accorded with the terms of Section        Mgmt          For                            *
       21 and other applicable provisions, if any,
       of the Companies Act, 1956, to change the name
       of the Company from Asian Paints  India  Limited
       to Asian Paints Limited; and subject to the
       approval of Registrar of Companies, the name
       of the Company be changed from Asian Paints
       India  Limited to Asian Paints Limited, and
       that consequent to this change, Clause I of
       the Memorandum of Association and Clause 2
       of the Articles of Association of the Company
       be altered accordingly




--------------------------------------------------------------------------------------------------------------------------
 ASIAN PAINTS (INDIA) LTD                                                                    Agenda Number:  700744899
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y03637116
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2005
          Ticker:
            ISIN:  INE021A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the accounts for the YE 31              Mgmt          For                            *
       MAR 2005 together with the reports of the Board
       of Directors and the Auditors  thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            *

3.     Re-appoint Ms. Tarjani Vakil as a Director,               Mgmt          For                            *
       who retires by rotation

4.     Re-appoint Shri Dipankar Basu as a Director,              Mgmt          For                            *
       who retires by rotation

5.     Re-appoint Shri Deepak Satwalekar as a Director,          Mgmt          For                            *
       who retires by rotation

6.     Appoint M/s. Shah & Co., Chartered Accountants,           Mgmt          For                            *
       as the Auditors of the Company to hold office
       from the conclusion of this meeting until the
       conclusion of the next AGM and authorize the
       Board of Directors to fix their remuneration

S.7    Approve: in partial amendment to the resolution           Mgmt          For                            *
       passed by the members of the Company at the
       57th AGM held an 18 JUL 2003 and pursuant to
       the provisions of Section 198, 269, 309, 310
       read with Schedule XIII to the Companies Act,
       1956  the  Act   and such other applicable
       provisions, if any, of the Act, including any
       statutory modification or any amendment or
       any substitution or reenactment thereof for
       the time being in force, the revision in the
       commission payable to Shri Ashwin Chimanlal
       Choksi, Executive Chairman of the Company from
       existing 0.17% on profit before taxes for each
       FY payable individually to a maximum of 2%
       for each FY on net profit of the Company as
       calculated under Section 349 of the Act and
       such other applicable provisions, if any, of
       the Act payable in aggregate along with Shri
       Ashwin Suryakant Dani, Vice Chairman and Managing
       Director and Shri Abhay Arvind Vakil, Managing
       Director of the Company with effect from 0l
       APR 2005; that all other terms and conditions
       of the agreement dated 25 FEB 1999 and the
       Supplemental Agreement dated 26 AUG 2003 executed
       between the Company and Shri Ashwin Chimanlal
       Choksi shall remain unaltered and binding on
       the Company and Shri Ashwin Chimanlal Choksi
       in full force and effect; the draft Second
       Supplemental Agreement proposed to be entered
       between the Company and Shri Ashwin Chimanlal
       Choksi to this effect, to amend only the commission
       payable for each FY to Shri Ashwin Chimanlal
       Choksi, Executive Chairman of the Company,
       as specified, with authority to the Board of
       Directors of the Company to alter and/or vary
       the terms and conditions of the said revision
       in commission within the limits, if any, prescribed
       in the Act and/or any schedules thereto and
       to do all such acts, deeds and things, as may
       be necessary, expedient or desirable for the
       purpose of giving effect to this resolution;
       in the event of loss or inadequacy in profit
       in any FY during the period effective from
       01 APR 2005 to 17 DEC 2008, the Company will
       pay Shri Ashwin Chimanlal Choksi remuneration,
       perquisites, benefits and amenities including
       the revision in commission herein, not exceeding
       the ceiling laid down in Section II of Part
       II of Schedule XIII of the Companies Act, 1956
       as may be decided by the Board of Directors

S.8    Approve that: in partial amendment to the resolution      Mgmt          For                            *
       passed by the members of the Company at the
       57th AGM held an 18 JULY 2003 and pursuant
       to the provisions of Section 198, 269, 309,
       310 read with Schedule XIII to the Companies
       Act, 1956  the  Act   and such other applicable
       provisions, if any, of the Act, including any
       statutory modification or any amendment or
       any substitution or reenactment thereof for
       the time being in force, the revision in the
       commission payable to Shri Ashwin Suryakant
       Dani, Vice Chairman and Managing Director of
       the Company, from existing 0.17% on profit
       before taxes for each FY payable individually
       to a maximum of 2% for each FY on the net profit
       of the Company as calculated under Section
       349 of the Act and such other applicable provisions,
       if any, of the Act, payable in aggregate along
       with Shri Ashwin Chimanlal Choksi, Executive
       Chairman and Shri Abhay Arvind Vakil, Managing
       Director of the Company with effect from 01
       APR 2005; and all other terms and conditions
       of the Agreement dated 25 FEB 1999 and the
       Supplemental Agreement dated 26 AUG 2003 executed
       between the Company and Shri Ashwin Suryakant
       Dani shall remain unaltered and binding on
       the Company and Shri Ashwin Suryakant Dani
       in full force and effect; the draft Second
       Supplemental Agreement proposed to be entered
       between the Company and Shri Ashwin Suryakant
       Dani to this effect, to amend only the commission
       payable far each FY to Shri Ashwin Suryakant
       Dani, Vice Chairman and Managing Director of
       the Company, as specified, with authority to
       the Board of Directors of the Company to alter
       and/or vary the terms and conditions of the
       said revision in commission within the limits,
       if any, prescribed in the Act and/or any schedules
       thereto and do all such acts, deeds and things,
       as may be necessary, expedient or desirable
       for the purpose of giving effect to this resolution;
       in the event of loss or inadequacy in profit
       in any FY during the period effective from
       01 APR 2005 to 17 DEC 2008, the Company will
       pay Shri Ashwin Suryakant Dani remuneration,
       perquisites, benefits and amenities including
       the revision in commission herein, not exceeding
       the ceiling laid down in Section II of Part
       II of Schedule XIII of the Companies Act, 1956
       as may be decided by the Board of Directors

S.9    Approve: in partial amendment to the resolution           Mgmt          For                            *
       passed by the members of the Company at the
       57th AGM held an 18 JUL 2003 and pursuant to
       the provisions of Section 198, 269, 309, 310
       read with Schedule XIII to the Companies Act,
       1956  the  Act   and such other applicable
       provisions, if any, of the Act, including any
       statutory modification or any amendment or
       any substitution or re-enactment thereof for
       the time being in force, the revision in the
       commission payable to Shri Ashwin Suryakant
       Dani, Vice Chairman and Managing Director of
       the Company, from existing 0.17% on profit
       before taxes for each FY payable individually
       to a maximum of 2% for each FY on net profit
       of the Company as calculated under Section
       349 of the Act and such other applicable provisions,
       if any, of the Act, payable in aggregate along
       with Shri Ashwin Chimanlal Choksi, Executive
       Chairman and Shri Abhay Arvind Vakil, Managing
       Director of the Company with effect from 01
       APR 2005; that all other terms and conditions
       of the Agreement dated 25 FEB 1999 and the
       Supplemental Agreement dated 26 AUG 2003 executed
       between the Company and Shri Ashwin Suryakant
       Dani shall remain unaltered and binding on
       the Company and Shri Ashwin Suryakant Dani
       in full force and effect; the draft Second
       Supplemental Agreement proposed to be entered
       between the Company and Shri Ashwin Suryakant
       Dani to this effect, to amend only the commission
       payable far each FY to Shri Ashwin Suryakant
       Dani, Vice Chairman and Managing Director of
       the Company, as specified, with authority to
       the Board of Directors of the Company to alter
       and/or vary the I terms and conditions of the
       said revision in commission within the limits,
       if any, prescribed in the Act and/or any schedules
       thereto and do all such acts, deeds and things,
       as may be necessary, expedient or desirable
       far the purpose of giving effect to this resolution;
       and that in the event of loss or inadequacy
       in profit in any FY during the period effective
       from 01 APR 2005 to 17 DEC 2008, the Company
       will pay Shri Ashwin Suryakant Dani remuneration,
       perquisites, benefits and amenities including
       the revision in commission herein, not exceeding
       the ceiling laid down in Section II of Part
       II of Schedule XIII of the Companies Act, 1956
       as may be decided by the Board of Directors

S.10   Appoint, pursuant to Section 3 14(18) and other           Mgmt          For                            *
       applicable provisions, if any, of the Companies
       Act, 1956 and pursuant to the Director s Relatives
       Office or Place of Profit  Rules, 2003, or
       any amendment or substitution thereof, and
       subject also to the approval, where necessary,
       of the Central Government Shri Malay Ashwin
       Dani,  a relative of Company s Directors, Shri
       Ashwin Suryakant Dani and Shri Hasit Ashwin
       Dani  to hold and continue to hold office or
       place of profit under the Company as Manager
       Support, in the Decorative Business Unit of
       the Company upon a monthly salary of INR 35,000
       and such other allowances, perquisites, benefits
       and amenities as applicable to the Company
       s Executives in the same grade, with effect
       from 27 JUN 2005; authorize the Board of Directors
       to do all such acts, deeds and things as may
       be necessary, expedient and desirable for the
       purpose of giving effect to this resolution

S.11   Appoint Shri Jalaj Ashwin Dani  a relative of             Mgmt          For                            *
       Company s Directars Shri Ashwin Suryakant Dani
       and Shri Hasit Ashwin Dani , pursuant to the
       provisions of Section 314 and such other applicable
       provisions, if any, of the Companies Act, 1956
       or any amendment or substitution thereof and
       subject to the approval of the Central Government,
       to hold and continue to hold office or place
       of profit under the Company as President International
       Business Unit, upon a revised monthly salary
       of INR 2,62,000 and other allowances, perquisites,
       benefits and amenities as applicable to the
       Company s Presidents in the same grade, with
       effect from 27 JUN 2005

S.12   Appoint Shri Manish Mahendra Choksi  a relative           Mgmt          For                            *
       of Company s Director Shri Mahendra Chimanlal
       Choksi , pursuant to the provisions of Section
       314 and such other applicable provisions, if
       any, of the Companies Act, 1956 or any amendment
       or substitution thereof and subject to the
       approval of the Central Government, to hold
       and continue to hold office or place of profit
       under the Company as Chief Corporate Strategy
       & CIO upon a revised monthly salary of INR
       2,62,000 and other allowances, perquisites,
       benefits and amenities as applicable to the
       Company s Presidents in the same grade, with
       effect from 27 JUN 2005

S.13   Appoint Ms. Nehal Abhay Vakil  a relative of              Mgmt          For                            *
       Company s Director Shri Abhay Arvind Vakil
       , pursuant to the provisions o Section 314
       and such other applicable provisions, if any,
       of the Companies Act, 1956 or any amendment
       or substitution thereof and subject to the
       approval of the Central Government, to hold
       and continue to hold office or place of profit
       under the Company as Finance Executive, upon
       a revised monthly salary of INR 39,600 and
       other allowances, perquisites, benefits and
       amenities as applicable to the company Executives
       in the same grade, with effect from 27 JUN
       2005




--------------------------------------------------------------------------------------------------------------------------
 ASSOCIATED CEMENT CO LTD ACC                                                                Agenda Number:  700556080
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0002C112
    Meeting Type:  AGM
    Meeting Date:  09-Jul-2004
          Ticker:
            ISIN:  INE012A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            *
       account for the FYE 31 MAR 2004, the balance
       sheet as at that date and the reports of the
       Directors and the Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Re-appoint Mr. O.P. Dubey as a Director who               Mgmt          For                            *
       retires by rotation

4.     Re-appoint Mr. S.M. Palia as a Director who               Mgmt          For                            *
       retires by rotation

5.     Re-appoint Mr. Cyril S. Shroff as a Director              Mgmt          For                            *
       who retires by rotation

6.     Appoint Mr. Naresh Chandra as the Additional              Mgmt          For                            *
       Director of the Company with effect from 05
       MAY 2004

7.     Appoint Mr. R.K. Vashishtha as the Additional             Mgmt          For                            *
       Director of the Company with effect from 05
       MAY 2004

8.     Approve partial amendments to Resolutions 9               Mgmt          For                            *
       and 10 passed at the AGM of the Company held
       on 03 JUL 2002 for the re-appointment/appointment
       and terms of remuneration of Mr. P.K. Sinor
       and Mr. A.K. Jain, Whole-time Directors, respectively
       and in partial; and approve partial amendment
       to Resolution 6 passed at the AGM of the Company
       held on 09 JUL 2003 for the appointment and
       terms of remuneration of Mr. M.L. Narula, Managing
       Director and in accordance with the provisions
       of Sections 269, 309, 310 and other applicable
       provisions of the Companies Act 1956 and approve
       the revision in the salary grades applicable
       to Mr. M.L. Narula, Managing Director, Mr.
       P.K. Sinor and Mr. A.K. Jain, Whole-time Directors
       including the remuneration to be paid in the
       event of loss or inadequacy of profits in any
       FY during the tenure of their respective appointments
       with authority to the Board of Directors to
       fix their salaries within their respective
       grades, increasing thereby, proportionally,
       all benefits related to the quantum of salary,
       with effect from 01 APR 2004 for the remainder
       of the tenure of their contracts

S.9    Approve, pursuant to Section 31 and other applicable      Mgmt          For                            *
       provisions of the Companies Act 1956, to amend
       the Articles of Association of the Company
       by: a) deleting Article 10; b) delete the Agreements
       between the Company and its former Managing
       Directors which are no longer in force, in
       Schedule III

10.    Approve, in accordance with the provisions of             Mgmt          For                            *
       Section 79A, 81 and other applicable provisions
       of the Companies Act 1956  including any statutory
       modification(s) or re-enactments thereof  and
       in accordance with the provisions of the Articles
       of Association of the Company and the regulations/guidelines prescribed by the Securities and Exchange Board
       of India to such other approvals, permissions
       and sanctions necessary and subject to such
       conditions and modifications as necessary by
       the Board of Directors of the Company  Board
       or as prescribed or imposed while granting
       such approvals, permissions and sanctions,
       which may be agreed to or accepted by the Board
       and authorize the Board to grant to such employees
       as are in the permanent employment of the Company
       in the management cadre, at such time the
       grant is made including the Managing/Whole-time
       Directors of the Company, an aggregate of up
       to 15,00,000 options under the Employees  Stock
       Option Scheme  ESOS  during the FY 2004-2005,
       each option convertible into 1 equity share
       of face value of INR 10 each on payment of
       such exercise price as decided by the Board
       and thereof to issue or allot, such number
       of equity shares of the Company at such prices,
       in such manner, during such period, in 1 or
       more tranches and on such terms and conditions
       as the Board decide, not exceeding 15,00,000
       equity shares of the Company; and authorize
       the Board to issue and allot such number of
       equity shares as required in pursuant of the
       above issue, and that the equity shares so
       issued or allotted shall rank pari passu with
       the existing equity shares of the Company;
       and authorize the Board to determine the form
       and terms of the issue, the issue price and
       all other terms and matters connected therewith
       and do all such acts, deeds, matters and things
       as deemed necessary or desirable for such purpose
       and make and accept any modifications in the
       proposal, including to withdraw, suspend or
       revive the Scheme from time to time, as required
       by the authorities involved in such issues
       and to settle any questions or difficulties
       that arise in regard to the issue

S.11   Re-appoint Messrs. A.F. Ferguson & Co. and Messrs.        Mgmt          For                            *
       K.S. Aiyar & Co., Chartered Accountants, as
       the Auditors of the Company until the conclusion
       of the next AGM of the Company on such remuneration
       as agreed upon by the Board of Directors and
       the Auditors, in addition to reimbursement
       of service tax and all out of pocket expenses
       in connection with the audit of the Accounts
       of the Company for the YE 31 MAR 2005




--------------------------------------------------------------------------------------------------------------------------
 ASSOCIATED CEMENT CO LTD ACC                                                                Agenda Number:  700634997
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0002C112
    Meeting Type:  OTH
    Meeting Date:  23-Feb-2005
          Ticker:
            ISIN:  INE012A01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Authorize the Board of Directors of the Company           Mgmt          For                            *
       the Board, which expression shall also include
       a Committee of Directors constituted for this
       purpose , pursuant to the provisions of Sections
       192A, 293(1)(a) and other applicable provisions,
       if any, of the Companies Act 1956, the Memorandum
       and Articles of Association and subject to
       such other approvals and permissions as may
       be required, to transfer, sell or otherwise
       dispose of in any manner whatsoever the Company
       s Mancherial Cement Works situated in Adilabad
       District in State of Andhra Pradesh, to such
       purchaser/s or assignee/s together with the
       rights, title and interest in the immovable
       and movable assets, at a consideration which
       shall not be less than INR 22 crores on such
       terms and conditions as may be decided by the
       Board, and as incidental to the transfer, sale
       or disposal thereof, the assignment of the
       mining leases and quarries appurtenant thereto
       subject to requisite approvals, with full power
       and authority to the Board to authorize the
       finalization and execution of all the necessary
       documents, agreements, deeds of assignment/conveyance
       and other documents and to do all such acts,
       deeds, matters and things as may be deemed
       necessary or expedient in their discretion
       to give effect to the said resolution




--------------------------------------------------------------------------------------------------------------------------
 ASTRAZENECA PLC                                                                             Agenda Number:  700673951
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0593M107
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  GB0009895292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s accounts and the reports            Mgmt          For                            *
       of the Directors and the Auditor for the YE
       31 DEC 2004

2.     Approve to confirm the first interim dividend             Mgmt          For                            *
       of USD 0.295  16.0 pence, SEK 2.200  per ordinary
       share and to confirm as the final dividend
       for 2004 the second interim dividend of USD
       0.645  34.3 pence SEK 4.497  per ordinary share

3.     Re-appoint KPMG Audit PLC as the Auditor                  Mgmt          For                            *

4.     Authorize the Directors to agree the remuneration         Mgmt          For                            *
       of the Auditor

5.1    Re-elect Mr. Louis Schweitzer as a Director               Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.2    Re-elect Mr. Hakan Morgen as a Director in accordance     Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.3    Re-elect Sir Tom McKillop as a Director in accordance     Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.4    Re-elect Mr. Jonathan Symonds as a Director               Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.5    Re-elect Mr. John Petterson FRCP as a Director            Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.6    Re-elect Mr. David R. Brennan as a Director               Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.7    Re-elect Sir Peter Bonfield CBE as a Director             Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.8    Re-elect Mr. John Buchanan as a Director in               Mgmt          For                            *
       accordance with the Article 65 of the Company
       s Articles of Association

5.9    Re-elect Mr. Jane Henney as a Director in accordance      Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.10   Re-elect Mr. Michele Hooper as a Director in              Mgmt          For                            *
       accordance with the Article 65 of the Company
       s Articles of Association

5.11   Re-elect Mr. Joe Jimenez as a Director in accordance      Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.12   Re-elect Mr. Ema Moller as a Director in accordance       Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.13   Re-elect Mr. Dame Bridget Ogilvie as a Director           Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.14   Re-elect Mr. Marcus Wallenberg as a Director              Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

6.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004 as specified

7.     Approve: the rules of the AstraZeneca Performance         Mgmt          For                            *
       Share Plan  the Plan  and authorize the Directors
       to do all such acts and things as they may
       consider necessary or expedient to carry the
       Plan into effect; to establish such schedules
       to the Paln as they may consider necessary
       in relation to employees in jurisdictions outside
       the UK, with such modifications as may be necessary
       or desirable to take account of local securities
       laws, exchange control and tax legislation,
       provided that any shares made available under
       such schedules be treated as counting against
       the relevant limits on individual and overall
       participation in the Plan

8.     Authorize the Company and any Company which               Mgmt          For                            *
       is or becomes a subsidiary of the Company during
       the period to which this resolution relates,
       for the purposes of Part XA of the Companies
       Act 1985, to make donation to EU Political
       Expenditure during the period ending on the
       date the of the Company s AGM in 2006 provided
       that any such donations and expenditure made
       by the Company together with those made by
       any subsidiary Company while it is a subsidiary
       of the Company not exceeding in aggregate of
       GBP 150,000 during that period

9.     Approve that the authority and power to allot             Mgmt          For                            *
       new shares conferred on the Directors by Article
       7.1 of the Company s Articles of Association
       be renewed for the period commencing on the
       date of this AGM and ending on the date of
       the AGM of the Company in 2006 or, if earlier,
       on 30 JUN 2006, and for such period the Section
       80 amount shall be USD 136,488,521

S.10   Approve that the power conferred on the Directors         Mgmt          For                            *
       by Article 7.1 of the Company s Articles of
       Association be renewed for the period commencing
       on the date of this AGM and ending on the date
       of the AGM of the Company in 2006 or, if earlier,
       on 30 JUN 2006, and for such period the Section
       89 amount shall be USD 20,473,278

S.11   Authorize the Company, for the purposes of Section        Mgmt          For                            *
       166 of the Companies Act 1985, to make market
       purchases  Section 163 of that Act  of a maximum
       number of shares of up to 10% ordinary shares
       of USD 0.25 each in the capital of the Company,
       at a minimum price of USD 0.25 and up to 105%
       of the average of middle market values of the
       Company s ordinary shares as derived from the
       London Stock Exchange Daily Official List,
       over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company in 2006 or 30 JUN 2006 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 ASTRO ALL ASIA NETWORKS PLC                                                                 Agenda Number:  700564152
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0594A102
    Meeting Type:  AGM
    Meeting Date:  13-Jul-2004
          Ticker:
            ISIN:  MYJ5076OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual report and the             Mgmt          For                            *
       audited financial statements of the Company
       and the Group for the FYE 31 JAN 2004 and the
       reports of the Directors and the Auditors thereon

2.     Re-elect Mr. Dato  Haji Badri Bin Haji Masri              Mgmt          For                            *
       as a Director

3.     Re-elect Mr. Augustus Ralph Marshall as a Director        Mgmt          For                            *

4.     Re-elect Mr. Tan Poh Ching as a Director                  Mgmt          For                            *

5.     Re-elect Mr. Dato  Mohamed Khadar Bin Merican             Mgmt          For                            *
       as a Director

6.     Re-elect Mr. Kuok Khoon Ho as a Director                  Mgmt          For                            *

7.     Re-elect Mr. Bernard Anthony Cragg as a Director          Mgmt          For                            *

8.     Re-appoint PricewatehouseCoopers LLP as the               Mgmt          For                            *
       Auditors of the Company and authorize the Directors
       to fix their remuneration

9.     Authorize the Directors of the Company, pursuant          Mgmt          Abstain                        *
       to Article 4 of the Company s Articles of Association
       to offer and grant options and to allot and
       issue shares in the Company at any time and
       from time to time and upon such terms and conditions
       and for such purposes as the Directors may,
       in their discretion, deem fit pursuant to the
       Bye-Laws of the Company s 2003 Employees Share
       Option Scheme and 2003 Management Share Incentive
       Scheme  ESOS/MSIS  during the period on which
       this resolution is passed to the expiry of
       ESOS/MSIS provided that the aggregate number
       of shares to be allotted and issued pursuant
       to this resolution does not exceed 10% of the
       issued and paid up capital of the Company at
       any one time and subject to the approvals of
       the relevant governmental and the regulatory
       authorities

10.    Authorize the Directors of the Company under              Mgmt          Abstain                        *
       the By-Laws governing the Company s 2003 Employees
       Share Option Scheme and 2002 Management Share
       Incentive Scheme  ESOS/MSIS , pursuant to the
       Article 4 of the Company s Articles of Association
       and the terms of the contract of service between
       the Company and the Augustus Raiph Marshall
       contract of service  at any time during the
       period commencing from the date on which the
       resolution is passed and expiring on the same
       date as the expiration date of the contract
       of service, to offer and grant to Augustus
       Raiph Marshall, the Executive Director and
       Group Chief Executive Officer of the Company,
       option or options under the ESOS/MSIS to subscribe
       for up to a maximum of 10% of the shares which
       will be made available under the ESOS/MSIS
       of the Company  the approval  and to allot
       and issue shares upon the exercise of such
       options or option granted pursuant to the approval
       provided that not more than 50% of the shares
       available under the ESOS/MSIS will be allocated,
       in aggregate to all eligible Directors and
       other eligible Employees holding positions
       in the senior Management of the Company and
       its subsidiaries at the time when the offer
       is made, subject always to such terms and conditions
       of the Bye-Laws and the contract of service
       and/or any adjustments which may be made in
       accordance with the provisions of the Bye-Laws
       governing the ESOS/MSIS of the Company

11.    Authorize the Directors  pursuant to Section              Mgmt          Abstain                        *
       80 of the United Kingdom Companies Act, 1985
       and subject to the approval of the relevant
       governmental and/or the regulatory authorities
       to allot shares in the Company, apart from
       shares allotted and issued under the Company
       s 2003 Employees Share Option Scheme and 2003
       Management Share Incentive Scheme, at any time
       and from time to time and upon such terms and
       conditions and for such purposes as the Directors
       may, in their absolute discretion, deem fit
       provided that the aggregate number of share
       to be allotted and issued does not exceed 10%
       of the issued and paid up share capital of
       the Company at the time of such allotment and
       issuances of shares;  Authority expires in
       5 years

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ASTRO ALL ASIA NETWORKS PLC                                                                 Agenda Number:  700566168
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0594A102
    Meeting Type:  EGM
    Meeting Date:  13-Jul-2004
          Ticker:
            ISIN:  MYJ5076OO008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, pursuant to Paragraph 10.09 of the               Mgmt          No Action                      *
       listing requirements of Bursa Malaysia for
       the Company and its subsidiaries, to enter
       into recurrent related party transactions of
       a revenue or trading nature with UTSB Management
       Sdn Bhd and SRG Asia Pacific Sdn Bhd as specified,
       provided that such transactions are necessary
       for day-to-day operations of the Company and
       its subsidiaries and are carried out in the
       ordinary course of business on normal commercial
       terms and on terms which are not more favorable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which such AGM is required
       to be held pursuant to Section 366(3) of the
       United Kingdom Companies Act, 1985; ; and authorize
       the Directors of the Company to complete and
       do all such acts and things  including executing
       all such documents as may be required  as they
       may deem expedient or necessary to give effect
       to this resolution

2.     Approve, pursuant to Paragraph 10.09 of the               Mgmt          No Action                      *
       listing requirements of Bursa Malaysia for
       the Company and its subsidiaries, to enter
       into recurrent related party transactions of
       a revenue or trading nature with Maxis Communications
       Berhad, Maxis Mobile Sdn Bhd, Maxis Broad band
       Sdn Bhd and Malaysian Mobile Services Sdn Bhd
       as specified, provided that such transactions
       are necessary for day-to-day operations of
       the Company and its subsidiaries and are carried
       out in the ordinary course of business on normal
       commercial terms and on terms which are not
       more favorable to the parties with which such
       recurrent transactions are to be entered into
       than those generally available to the public
       and are not detrimental to the minority shareholders
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       such AGM is required to be held pursuant to
       Section 366(3) of the United Kingdom Companies
       Act, 1985 ; and authorize the Directors of
       the Company to complete and do all such acts
       and things  including executing all such documents
       as may be required  as they may deem expedient
       or necessary to give effect to this resolution

3.     Approve, pursuant to Paragraph 10.09 of the               Mgmt          No Action                      *
       listing requirements of Bursa Malaysia for
       the Company and its subsidiaries to enter into
       recurrent related party transactions of a revenue
       or trading nature with Pan Malaysian Pools
       Sdn Bhd and Tanjong Golden Village Sdn Bhd
       as specified, provided that such transactions
       are necessary for day-to-day operations of
       the Company and its subsidiaries and are carried
       out in the ordinary course of business on normal
       commercial terms and on terms which are not
       more favorable to the parties with which such
       recurrent transactions are to be entered into
       than those generally available to the public
       and are not detrimental to the minority shareholders
       of the Company,  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       such AGM is required to be held pursuant to
       Section 366(3) of the United Kingdom Companies
       Act, 1985 ; and authorize the Directors of
       the Company to complete and do all such acts
       and things  including executing all such documents
       as may be required  as they may deem expedient
       or necessary to give effect to this resolution

4.     Approve, pursuant to Paragraph 10.09 of the               Mgmt          No Action                      *
       Listing Requirements of Bursa Malaysia for
       the Company and its subsidiaries, to enter
       into recurrent related party transactions of
       a revenue or trading nature with Bonuskad Loyalty
       Sdn Bhd as specified, provided that such transactions
       are necessary for day-to-day operations of
       the Company and its subsidiaries and are carried
       out in the ordinary course of business on normal
       commercial terms and on terms which are not
       more favorable to the parties with which such
       recurrent transactions are to be entered into
       than those generally available to the public
       and are not detrimental to the minority shareholders
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       such AGM is required to be held pursuant to
       Section 366(3) of the United Kingdom Companies
       Act, 1985 ; and authorize the Directors of
       the Company to complete and do all such acts
       and things  including executing all such documents
       as may be required  as they may deem expedient
       or necessary to give effect to this resolution

5.     Approve, pursuant to Paragraph 10.09 of the               Mgmt          No Action                      *
       listing requirements of Bursa Malaysia for
       the Company and its subsidiaries, to enter
       into a recurrent related party transaction
       of a revenue or trading nature with Valuelabs
       as specified, provided that such transaction
       is necessary for day-to-day operations of the
       Company and its subsidiaries and is carried
       out in the ordinary course of business on normal
       commercial terms and on terms which are not
       more favorable to the party with which such
       recurrent transaction is to be entered into
       than those generally available to the public
       and is not detrimental to the minority shareholders
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       such AGM is required to be held pursuant to
       Section 366(3) of the United Kingdom Companies
       Act, 1985 ; and authorize the Directors of
       the Company to complete and do all such acts
       and things  including executing all such documents
       as may be required  as they may consider expedient
       or necessary to give effect to this resolution

6.     Approve, pursuant to Paragraph 10.09 of the               Mgmt          No Action                      *
       listing requirements of Bursa Malaysia for
       the Company and its subsidiaries, to enter
       into a recurrent related party transaction
       of a revenue or trading nature with Binariang
       Satellite Systems Sdn Bhd as specified, provided
       that such transaction is necessary for day-to-day
       operations of the Company and its subsidiaries
       and is carried out in the ordinary course of
       business on normal commercial terms and on
       terms which are not more favorable to the party
       with which such recurrent transaction is to
       be entered into than those generally available
       to the public and is not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which such AGM is required
       to be held pursuant to Section 366(3) of the
       United Kingdom Companies Act, 1985 ; and authorize
       the Directors of the Company to complete and
       do all such acts and things  including executing
       all such documents as may be required  as they
       may consider expedient or necessary to give
       effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 AVON PRODUCTS, INC.                                                                         Agenda Number:  932288043
--------------------------------------------------------------------------------------------------------------------------
        Security:  054303102
    Meeting Type:  Annual
    Meeting Date:  05-May-2005
          Ticker:  AVP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       FRED HASSAN                                               Mgmt          For                            For
       ANN S. MOORE                                              Mgmt          For                            For
       LAWRENCE A. WEINBACH                                      Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF INDEPENDENT            Mgmt          For                            For
       ACCOUNTANTS.

03     APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE             Mgmt          For                            For
       OF INCORPORATION AND BY-LAWS TO ELIMINATE THE
       CLASSIFICATION OF THE BOARD OF DIRECTORS

04     APPROVAL OF 2005 STOCK INCENTIVE PLAN.                    Mgmt          For                            For

05     RESOLUTION REGARDING REPORT ON BREAST CANCER              Shr           Against                        For
       FUNDRAISING AND GRANT DISTRIBUTION.

06     RESOLUTION REGARDING GLOBAL REFORMULATION OF              Shr           Against                        For
       AVON PRODUCTS.




--------------------------------------------------------------------------------------------------------------------------
 BANCO ITAU HOLDING FINANCEIRA SA                                                            Agenda Number:  700693799
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1391K111
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  BRITAUACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM 4. THANK YOU.

1.     Acknowledge the Board of Directors report and             Non-Voting    No vote
       the opinions of the Finance Committee, the
       Independent Auditors and the Internal Controls
       Committee, and examine for approval the balance
       sheets, accounts and explanatory notes for
       the FYE 31 DEC 2004

2.     Approve the distribution of the financial years           Non-Voting    No vote
       net profits

3.     Elect the Members of the Board of Directors               Non-Voting    No vote

4.     Elect the Members of the Finance Committee and            Mgmt          For                            *
       respective substitute

5.     Approve to set the Directors, Board of Directors,         Non-Voting    No vote
       Consultative and International Consultative
       Councils and Finance Committee remuneration




--------------------------------------------------------------------------------------------------------------------------
 BANCO LATINOAMERICANO DE EXPORT., S.                                                        Agenda Number:  932278840
--------------------------------------------------------------------------------------------------------------------------
        Security:  P16994132
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2005
          Ticker:  BLX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE BANK S AUDITED FINANCIAL STATEMENTS       Mgmt          For                            For
       FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004.

02     APPOINTMENT OF KPMG AS THE BANK S INDEPENDENT             Mgmt          For                            For
       AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2005.

03     DIRECTOR
       MARIO COVO                                                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CENTRAL HISPANO, S.A., SANTANDER                                            Agenda Number:  700596072
--------------------------------------------------------------------------------------------------------------------------
        Security:  E19790109
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2004
          Ticker:
            ISIN:  ES0113900J37
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Capital increase in the nominal amount of 755,688,951.5   Mgmt          No Action                      *
       euros by means of the issuance of 1,511,377,903
       new ordinary shares having a par value of one-half
       (0.5) euro and an issuance premium to be determined
       by the Board of Directors or, in substitution
       thereof, the Executive Committee, in accordance
       with the provisions of Article 159.1c) in fine
       of the Companies Law (Ley de Sociedades Anonimas)
       no later than the date of execution of the
       resolution, for an amount that in all events
       shall be between a minimum of 3.74 euros and
       a maximum of 8.20 euros per share. The new
       shares shall be fully subscribed and paid-up
       by means of contributions in kind consisting
       of ordinary shares of the British company Abbey
       National plc. Total suppression of pre-emptive
       rights and express provision for the possibility
       of an incomplete subscription. Option, in accordance
       with the provisions of Chapter VIII of Title
       VII and the Second Additional Provision of
       the Restated Text of the Corporate Income Tax
       Law (Ley del Impuesto sobre Sociedades) approved
       by Royal Legislative Decree 4/2004, for the
       special rules therein provided with respect
       to the capital increase by means of the contribution
       in kind of all the ordinary shares of Abbey
       National plc. Delegation of powers to the Board
       of Directors, authorizing the Board to delegate
       in turn to the Executive Committee, in order
       to set the terms of the increase in all areas
       not provided for by the shareholders at this
       General Meeting, perform the acts needed for
       the execution thereof, re-draft the text of
       the first paragraph of Article 4 of the By-laws
       to reflect the new amount of share capital,
       execute whatsoever public or private documents
       as are necessary to carry out the increase
       and, with respect to the contribution in kind
       of the shares of Abbey National plc, execute
       the option for the special tax rules provided
       for under Chapter VIII of Title VII and the
       Second Additional Provision of the Restated
       Text of the Corporate  Income Tax Law approved
       by Royal Legislative Decree 4/2004. Request
       applicable domestic and foreign agencies to
       admit the new shares to trading on the Madrid,
       Barcelona, Bilbao, and Valencia stock markets,
       through the Stock Exchange Interconnection
       System (Continuous Market) and the foreign
       Stock Exchanges on which the shares of Banco
       Santander are listed (currently Milan, Lisbon
       and Buenos Aires, and in  New York through
       ADRs), in the manner required by each of them

2.     Authorization, within the framework of the acquisition    Mgmt          No Action                      *
       of Abbey National plc by the Bank, and once
       such acquisition has been completed, for the
       continuation of certain options plans for shares
       and rights to receive shares of Abbey National
       plc that it currently grants to employees in
       its group, replacing options for shares and
       rights to receive shares of Abbey National
       plc with options for shares and rights to receive
       shares of the Bank

3.     Authorization for the delivery of one hundred             Mgmt          No Action                      *
       (100) shares of the Bank to each of the employees
       of the Abbey National Group plc, as a special
       bonus upon the acquisition of Abbey National
       plc, once such acquisition has been completed

4.     Ratification of Director                                  Mgmt          No Action                      *

5.     Authorization for the Board of Directors to               Mgmt          No Action                      *
       interpret, rectify, supplement, execute and
       further develop the resolutions adopted by
       the shareholders at the General Meeting, as
       well as to substitute the powers it receives
       from the shareholders acting at the General
       Meeting, and the grant of powers to convert
       such resolutions into notarial instruments

       Dear shareholder: As you are already aware,               Non-Voting    No Action                      *
       the Extraordinary General Shareholders  Meeting
       of Banco Santander Central Hispano, S.A. has
       been convened to be held, on second call, at
       12:00 noon on October 21 of this year, at the
       facilities of the Palacio de Exposiciones y
       Congresos - Avenida del Racing, s/n - in the
       city of Santander. The holding of the Meeting
       on first call at the same time on October 20
       and in the same place has also been provided
       for, although past experience and the wide
       dispersion of our Company s share capital among
       a great number of shareholders allows for the
       expectation that the General Shareholders
       Meeting will likely be held on second call
       on October 21, 2004




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CENTRAL HISPANO, S.A., SANTANDER                                            Agenda Number:  700718832
--------------------------------------------------------------------------------------------------------------------------
        Security:  E19790109
    Meeting Type:  OGM
    Meeting Date:  17-Jun-2005
          Ticker:
            ISIN:  ES0113900J37
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please be advised that additional information             Non-Voting    No vote
       concerning Banco Santander Central Hispano,
       S.A. can also be viewed on the company s website:
       http://www.gruposantander.com/pagina/indice/0,,857_3_2,00.html

1.     Examination and approval, where appropriate,              Mgmt          For                            *
       of the Annual Accounts (Balance Sheet, Income
       Statement and Annual Report) and of the management
       of Banco Santander Central Hispano, S.A. and
       its consolidated Group, relating to the Fiscal
       Year ended on December 31, 2004.

2.     Distribution of earnings from Fiscal Year 2004.           Mgmt          For                            *

3.A    Ratification of the appointment of Lord Burns             Mgmt          For                            *
       as a Director

3.B    Ratification of the appointment of Mr. Luis               Mgmt          For                            *
       Angel Rojo Duque as a Director

3.C    Re-election of Mr. Emilio Botin-Sanz de Sautuola          Mgmt          For                            *
       y Garcia de los Rios as a Director

3.D    Re-election of Mr. Matias Rodriguez Inciarte              Mgmt          For                            *
       as a Director

3.E    Re-election of Mr. Manuel Soto Serrano as a               Mgmt          For                            *
       Director

3.F    Re-election of Mr. Guillermo de la Dehesa Romero          Mgmt          For                            *
       as a Director

3.G    Re-election of Mr. Abel Matutes Juan as a Director        Mgmt          For                            *

3.H    Re-election of Mr. Francisco Javier Botin-Sanz            Mgmt          For                            *
       de Sautuola y O Shea as a Director

4.     Re-election of the Auditor for Fiscal Year 2005.          Mgmt          For                            *

5.     Authorization for the Bank and its subsidiaries           Mgmt          For                            *
       to acquire the Bank s shares under the terms
       of Section 75 and the first additional regulation
       of the Corporations Law, rescinding the unused
       portion of the authorization granted at the
       Ordinary General Shareholders  Meeting of June
       19, 2004.

6.     Delegation to the Board of Directors of the               Mgmt          For                            *
       power to carry out the resolution to be adopted
       at the Meeting to increase share capital,
       pursuant to the provisions of Section 153.1.a)
       of the Corporations Law, rescinding resolution
       Eight.II) adopted at the Ordinary General
       Shareholders  Meeting of June 19, 2004.

7.     Authorization to the Board of Directors to increase       Mgmt          Against                        *
       share capital, pursuant to the provisions of
       Section 153.1.b) of the Corporations Law, and
       with delegation of the power to exclude pre-emptive
       rights, pursuant to the provisions of Section
       159.2 of such Law, rescinding the authorization
       granted pursuant to Resolution Nine.II) at
       the General Shareholders  Meeting of June 21,
       2003.

8.     Delegation to the Board of Directors of the               Mgmt          For                            *
       power to issue nonconvertible fixed-income
       securities.

9.     Approval of an incentive stock option plan or             Mgmt          For                            *
       other mechanisms tied to the shares of the
       Bank, based on the performance of share prices
       and profits, to be executed by the Bank and
       its Subsidiaries.

10.    Authorization for the Board of Directors to               Mgmt          Abstain                        *
       interpret, cure, supplement, execute and further
       develop the resolutions adopted by the shareholders
       at the General Meeting, as well as to substitute
       the powers it receives from the shareholders
       acting at the General Meeting, and the grant
       of powers to convert such resolutions into
       notarial instruments.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       18 JUN 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BANK OF THE PHILIPPINE ISLAND BPI                                                           Agenda Number:  700666196
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0967S169
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2005
          Ticker:
            ISIN:  PHY0967S1694
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to call the meeting to order                      Mgmt          For                            *

2.     Approve the certification of the notice                   Mgmt          For                            *

3.     Approve the determination and declaration of              Mgmt          For                            *
       quorum

4.     Approve the minutes of the AGM on 25 MAR 2004             Mgmt          For                            *

5.     Receive the annual report and approve the Banks           Mgmt          For                            *
       statement of condition as of 31 DEC 2004 incorporated
       in the annual report

6.     Approve all acts during the past year of the              Mgmt          For                            *
       Board of Directors, Executive Committee and
       all other Board and Management Committees and
       Officers of the Company

7.1    Elect a Director                                          Mgmt          For                            *

7.2    Elect a Director                                          Mgmt          For                            *

7.3    Elect a Director                                          Mgmt          For                            *

7.4    Elect a Director                                          Mgmt          For                            *

7.5    Elect a Director                                          Mgmt          For                            *

7.6    Elect a Director                                          Mgmt          For                            *

7.7    Elect a Director                                          Mgmt          For                            *

7.8    Elect a Director                                          Mgmt          For                            *

7.9    Elect a Director                                          Mgmt          For                            *

7.10   Elect a Director                                          Mgmt          For                            *

7.11   Elect a Director                                          Mgmt          For                            *

7.12   Elect a Director                                          Mgmt          For                            *

7.13   Elect a Director                                          Mgmt          For                            *

7.14   Elect a Director                                          Mgmt          For                            *

7.15   Elect a Director                                          Mgmt          For                            *

8.     Elect the external Auditors and fix their remuneration    Mgmt          For                            *

9.     Approve the Directors bonus                               Mgmt          For                            *

10.    Other matters                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 BANK POLSKA KASA OPIEKI SA                                                                  Agenda Number:  700626457
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0641X106
    Meeting Type:  EGM
    Meeting Date:  20-Jan-2005
          Ticker:
            ISIN:  PLPEKAO00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          For                            *

2.     Appoint the meeting s Chairman                            Mgmt          For                            *

3.     Approve the statement of the meeting s legal              Mgmt          For                            *
       validity

4.     Appoint the Scrutiny Commission                           Mgmt          For                            *

5.     Approve the agenda                                        Mgmt          For                            *

6.     Approve the changes among the Supervisory Board           Mgmt          For                            *
       s Members

7.     Approve the changes to Company s Statue text              Mgmt          For                            *

8.     Approve the uniform Statute text                          Mgmt          For                            *

9.     Miscellaneous matters                                     Other         For                            *

10.    Closure of the meeting                                    Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 BANK POLSKA KASA OPIEKI SA                                                                  Agenda Number:  700655395
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0641X106
    Meeting Type:  AGM
    Meeting Date:  05-Apr-2005
          Ticker:
            ISIN:  PLPEKAO00016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          For                            *

2.     Appoint the meeting s Chairman                            Mgmt          For                            *

3.     Approve the statement of the meeting s legal              Mgmt          For                            *
       validity

4.     Appoint the Scrutiny Commission                           Mgmt          For                            *

5.     Approve the meeting s agenda                              Mgmt          For                            *

6.     Approve the Management s report on Company s              Mgmt          For                            *
       activity in 2004

7.     Approve the financial statement for the FY 2004           Mgmt          For                            *

8.     Approve the Management s report on activity               Mgmt          For                            *
       in 2004 of the Company s capital Group

9.     Approve the consolidated financial statement              Mgmt          For                            *
       of the Company s capital Group for 2004

10.    Adopt the resolution concerning profit for 2004           Mgmt          For                            *
       distribution

11.    Approve the Supervisory Board s report on activity        Mgmt          For                            *
       in 2004 and the report on examination of the
       financial statement for 2004, the consolidated
       financial statement of the capital Group for
       2004, the Management report on Company s activity
       in 2004, the Management s report on activity
       of the Company s capital Group

12.1   Adopt the Management s report on Company s activity       Mgmt          For                            *

12.2   Adopt the financial statement for 2004                    Mgmt          For                            *

12.3   Adopt the Management s report on activity of              Mgmt          For                            *
       the Bank s Capital Group for 2004

12.4   Adopt the consolidated financial statement of             Mgmt          For                            *
       the Company s Capital Group for 2004

12.5   Adopt profit for 2004 distribution                        Mgmt          For                            *

12.6   Adopt the Supervisory Board s report on activity          Mgmt          For                            *
       in 2004

12.7   Adopt the duties  fulfilling by the Supervisory           Mgmt          For                            *
       Board

12.8   Adopt the duties  fulfilling by the Management            Mgmt          For                            *
       Board

13.    Approve the motion and adoption of the resolution         Mgmt          For                            *
       concerning appointment of the Financial Auditor
       for the FY 2005-2006

14.    Approve the motion and adoption of the resolution         Mgmt          For                            *
       concerning preparation by the Company the financial
       statements regarding to the international financial
       standards

15.    Miscellaneous matters                                     Other         For                            *

16.    Closure of the meeting                                    Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 BANK ZACHODNI WBK S.A., WROCLAW                                                             Agenda Number:  700618347
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0646L107
    Meeting Type:  EGM
    Meeting Date:  17-Dec-2004
          Ticker:
            ISIN:  PLBZ00000044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          For                            *

2.     Appoint the meeting s Chairman                            Mgmt          For                            *

3.     Approve the statement of the meeting s Chairman           Mgmt          For                            *

4.     Approve the agenda                                        Mgmt          For                            *

5.     Approve the resolution on introducing to the              Mgmt          For                            *
       Company the uniform rules of International
       Financial Standards

6.     Closing of the meeting                                    Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 BANK ZACHODNI WBK S.A., WROCLAW                                                             Agenda Number:  700669685
--------------------------------------------------------------------------------------------------------------------------
        Security:  X0646L107
    Meeting Type:  OGM
    Meeting Date:  14-Apr-2005
          Ticker:
            ISIN:  PLBZ00000044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the general meeting                            Mgmt          For                            *

2.     Elect the Chairman of the general meeting                 Mgmt          For                            *

3.     Approve to state that meeting has been convened           Mgmt          For                            *
       in conformity of regulations and assuming its
       capability to pass valid resolutions

4.     Adopt the agenda for the meeting                          Mgmt          For                            *

5.     Approve the Management Board report on the Bank           Mgmt          For                            *
       s activity and the financial statement

6.     Approve the Management Board report on the capital        Mgmt          For                            *
       Group activity and the consolidated financial
       statement

7.     Approve the distribution of the profits, dividend         Mgmt          For                            *
       record date and the dividend pay date

8.     Grant discharge to the Management Board                   Mgmt          For                            *

9.     Approve the Supervisory Board activity report             Mgmt          For                            *
       and the Supervisory Board opinion on the Bank
       and capital Group activity

10.    Grant discharge to the Supervisory Board                  Mgmt          For                            *

11.    Elect the Supervisory Board                               Mgmt          For                            *

12.    Elect the Chairman of the Supervisory Board               Mgmt          For                            *

13.    Approve the real estate sale                              Mgmt          For                            *

14.    Approve the resolution regarding the Corporate            Mgmt          For                            *
       Governance principles

15.    Closing of the meeting                                    Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 BANPU PUBLIC CO LTD                                                                         Agenda Number:  700650547
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697Z111
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  TH0148010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to adopt the minutes of the AGM for               Mgmt          For                            *
       the year 2004

2.     Acknowledge the performance of the Company for            Mgmt          For                            *
       the year 2004

3.     Approve the balance sheet and the profit and              Mgmt          For                            *
       loss statement for the YE on 31 DEC 2004

4.     Approve the distribution of annual profit                 Mgmt          For                            *

5.A    Approve the appointments of Directors and their           Mgmt          For                            *
       authority

5.B    Approve the Directors  remunerations                      Mgmt          For                            *

6.     Appoint an Auditor and fix his/her remuneration           Mgmt          For                            *

7.     Other business                                            Other         For                            *

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED FOR THIS MEETING. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BEC WORLD PUBLIC CO LTD                                                                     Agenda Number:  700666552
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0769B133
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  TH0592010Z14
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED. THANK YOU

1.     Approve the minutes of the 2004 AGM of shareholders       Mgmt          For                            *

2.     Acknowledge the Board of Directors  report                Mgmt          For                            *

3.     Approve the balance sheet and the profit and              Mgmt          For                            *
       loss statement for the YE 31 DEC 2004

4.     Approve the appropriation of the profit of the            Mgmt          For                            *
       year 2004 and dividend payment

5.     Appoint the Directors to replace those retired            Mgmt          For                            *
       and approve to fix Directors  remuneration
       for the year 2005

6.     Appoint Auditors and approve to fix the Auditors          Mgmt          For                            *
       fee for the year 2005




--------------------------------------------------------------------------------------------------------------------------
 BHARAT HEAVY ELECTRICALS LTD                                                                Agenda Number:  700589887
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0882L117
    Meeting Type:  AGM
    Meeting Date:  28-Sep-2004
          Ticker:
            ISIN:  INE257A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            *
       of the Company as at 31 MAR 2004 and the profit
       and loss account for the FYE on the date together
       with the reports of the Directors and the Auditors
       thereon

2.     Declare a dividend                                        Mgmt          For                            *

3.     Re-appoint Mr. H.W. Bhatnagar as a Director,              Mgmt          For                            *
       who retires by rotation

4.     Re-appoint Mr. C. Srinivasan as a Director,               Mgmt          For                            *
       who reties by rotation

5.     Re-appoint Mr. Sharad Upasani as a Director,              Mgmt          For                            *
       who retires by rotation

6.     Approve to fix the remuneration of the Auditors           Mgmt          For                            *

7.     Appoint Mr. Ramji Rai as a Director of the Company,       Mgmt          For                            *
       pursuant to the provisions of Section 257 of
       the Companies Act, 1956

8.     Appoint Mr. S.K. Jain as a Director of the Company,       Mgmt          For                            *
       pursuant to Section 257 of the Companies Act,
       1956

9.     Appoint Mr. A.H. Jung as a Director of the Company,       Mgmt          For                            *
       pursuant to the provisions of Section 257 of
       the Companies Act, 1956

10.    Appoint Mr. S.S. Supe as a Director of the Company,       Mgmt          For                            *
       pursuant to the provisions of Section 257 of
       the Companies Act, 1956

11.    Appoint Mr. Ranjan Pant as a Director of the              Mgmt          For                            *
       Company, pursuant to the provisions of Section
       257 of the Companies Act, 1956

12.    Appoint Mr. Vineet Nayyar as a Director of the            Mgmt          For                            *
       Company, pursuant to the provisions of Section
       257 of the Companies Act, 1956

13.    Appoint Mr. A.K. Puri as a Director of the Company,       Mgmt          For                            *
       pursuant to the provisions of Section 257 of
       the Companies Act, 1956

14.    Appoint Mr. Naresh Chaturvedi as a Director               Mgmt          For                            *
       of the Company, pursuant to the provisions
       of Section 257 of the Companies Act, 1956

15.    Appoint Mr. D.R.S. Chaudhary as a Director of             Mgmt          For                            *
       the Company, pursuant to the provisions of
       Section 257 of the Companies Act, 1956

S.16   Authorize the Board of Directors of the Company,          Mgmt          For                            *
       subject to the provisions of the Companies
       Act, 1956, the Securities and Exchange Board
       of India  Delisting of Securities  Guidelines,
       2003 and subject to such other approvals, permissions
       and sanctions, as may be necessary, to delist
       its equity shares from the Stock Exchanges
       viz., the Delhi Stock Exchange Association
       Ltd., New Delhi, the Stock Exchange, Ahmedabad,
       the Madras Stock Exchange Ltd., Chennai and
       the Calcutta Stock Exchange Association Ltd.,
       Kolkata at such time as the Board may decide,
       without giving an exit option to the shareholders
       of the region of the Stock Exchanges where
       they are situated, as the Company s shares
       would continue to be listed with the Stock
       Exchange, Mumbai  BSE  and the National Stock
       Exchange of India Limited  NSE ; and authorize
       the Board of Directors or any Committee, for
       the purpose of giving effect to this resolution,
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary for such purpose and with power on
       behalf of the Company to settle any questions,
       difficulties or doubts that may arise in this
       regard without requiring the Board to secure
       any further consent or approval of the Members
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 BHP BILLITON PLC                                                                            Agenda Number:  700592579
--------------------------------------------------------------------------------------------------------------------------
        Security:  G10877101
    Meeting Type:  AGM
    Meeting Date:  25-Nov-2004
          Ticker:
            ISIN:  GB0000566504
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for BHP Billiton         Mgmt          For                            *
       Limited for the YE 30 JUN 2004, together with
       the Directors  report and the Auditors  report

2.     Receive the financial statements for BHP Billiton         Mgmt          For                            *
       PLC for the YE 30 JUN 2004, together with the
       Directors  report and the Auditors  report

3.     Re-elect Mr. D.R. Argus as a Director of BHP              Mgmt          For                            *
       Billiton Limited, who retires by rotation

4.     Re-elect Mr. D.R. Argus as a Director of BHP              Mgmt          For                            *
       Billiton PLC, who retires by rotation

5.     Re-elect Mr. D.A. Crawford as a Director of               Mgmt          For                            *
       BHP Billiton Limited, who retires by rotation

6.     Re-elect Mr. D.A. Crawford as a Director of               Mgmt          For                            *
       BHP Billiton PLC, who retires by rotation

7.     Re-elect Mr. C.W. Goodyear as a Director of               Mgmt          For                            *
       BHP Billiton Limited, who retires by rotation

8.     Re-elect Mr. C.W. Goodyear as a Director of               Mgmt          For                            *
       BHP Billiton PLC, who retires by rotation

9.     Re-elect Dr. J.M. Schubert as a Director of               Mgmt          For                            *
       BHP Billiton Limited, who retires by rotation

10.    Re-elect Dr. J.M. Schubert as a Director of               Mgmt          For                            *
       BHP Billiton PLC, who retires by rotation

11.    Re-appoint KPMG Audit PLC as the Auditor of               Mgmt          For                            *
       BHP Billiton PLC and authorize the Directors
       to agree their remuneration

12.    Approve to renew the authority and power to               Mgmt          For                            *
       allot relevant securities conferred on the
       Directors by Article 9 of BHP Billiton PLC
       s Articles of Association for the period ending
       on the earlier of: i) 24 FEB 2006; and ii)
       the later of the AGM of BHP Billiton Limited
       and the AGM of BHP Billiton PLC in 2005, and
       for such period the Section 80 amount (under
       the United Kingdom Companies Act 1985) shall
       be USD 265,926,499.00

S.13   Approve to renew the authority and power to               Mgmt          For                            *
       allot equity securities for cash conferred
       on the Directors by Article 9 of BHP Billiton
       PLC s Articles of Association for the period
       ending on the earlier of: i) 24 FEB 2006; and
       ii) the later of the AGM of BHP Billiton Limited
       and the AGM of BHP Billiton PLC in 2005, and
       for such period the Section 89 amount  under
       the United Kingdom Companies Act 1985  shall
       be USD 61,703,675.00

S.14   Authorize BHP Billiton PLC, in accordance with            Mgmt          For                            *
       Article 6 of its Articles of Association and
       Section 166 of the United Kingdom Companies
       Act 1985, to make market purchases  Section
       163 of that Act  of up to 246,814,700  10%
       of issued share capital of the BHP Billiton
       PLC  ordinary shares of USD 0.50 nominal value
       each in the capital of BHP Billiton PLC  Shares
       , at a minimum price of USD 0.50 and not more
       than 5% above the average of the middle market
       quotations for a share taken from the London
       Stock Exchange Daily Official List for the
       five business days immediately preceding the
       date of purchase of the shares;  Authority
       expires on the earlier of 24 MAY 2006 and the
       later of the AGM of BHP Billiton Limited and
       the AGM of BHP Billiton PLC in 2005 provided
       that BHP Billiton PLC may enter into a contract
       for the purchase of shares before the expiry
       of this authority which would or might be completed
       wholly or partly after such expiry

15.    Approve the remuneration report for the YE 30             Mgmt          For                            *
       JUN 2004

       PLEASE NOTE THAT ANY VOTES CAST ON RESOLUTIONS            Non-Voting    No vote
       16 TO 19 BY MR. C.W. GOODYEAR AND MR. M. SALAMON
       AND ANY OTHER DIRECTOR WHO IS ELIGIBLE TO
       PARTICIPATE IN ANY EMPLOYEE INCENTIVE SCHEME
       OF EITHER BHP BILLITON LIMITED OR BHP BILLITON
       PLC (OF WHICH THERE ARE NONE) AND ANY OF THEIR
       ASSOCIATES WILL BE DISREGARDED. THANK YOU.

16.    Approve, subject to the passing of the Resolution         Mgmt          For                            *
       17, to: a) amend the BHP Billiton Limited Group
       Incentive Scheme and the principal terms as
       specified; and b) amend the BHP Billiton PLC
       Group Incentive Scheme and the principal terms
       as specified

17.    Approve, subject to the passing of the Resolution         Mgmt          For                            *
       17, to: a) amend the BHP Billiton Limited Group
       Incentive Scheme and the principal terms as
       specified; and b) amend the BHP Billiton PLC
       Group Incentive Scheme and the principal terms
       as specified

18.    Approve to grant the Deferred Shares and the              Mgmt          For                            *
       Options under the amended BHP Billiton Limited
       Group Incentive Scheme and to grant the Performance
       Shares under the BHP Billiton Limited Long
       Term Incentive Plan to Executive Director and
       Chief Executive Officer, Mr. C.W. Goodyear,
       in the manner as specified, including for the
       purpose of ASX Listing Rule 10.14

19.    Approve to grant the Deferred Shares and Options          Mgmt          For                            *
       under the amended BHP Billiton PLC Group Incentive
       Scheme and to grant the Performance Shares
       under the BHP Billiton PLC Long Term Incentive
       Plan to Executive Director and Group President
       Non-Ferrous Materials, Mr. M. Salamon, in the
       manner as specified, including for the purposes
       of ASX Listing Rule 10.14

       PLEASE NOTE THAT THIS IS A REVISION TO THE JOB            Non-Voting    No vote
       DUE TO A CHANGE IN THE STATUS OF THE MARKET
       INDICATORS. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BHP BILLITON PLC                                                                            Agenda Number:  700722312
--------------------------------------------------------------------------------------------------------------------------
        Security:  G10877101
    Meeting Type:  EGM
    Meeting Date:  13-Jun-2005
          Ticker:
            ISIN:  GB0000566504
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Directors to appropriate distributable      Mgmt          For                            *
       profits of the Company  as specified  to the
       payment of the final dividend 2004, on the
       Company s ordinary shares, of USD 0.095 per
       share paid on 22 SEP 2004 to shareholders at
       the close of business on 03 SEP 2004  the
       September 2004 Dividend  ; approve: to release
       any and all claims which the Company may have
       in respect of the payment of the September
       2004 Dividend against its shareholders who
       appeared on the register of members on the
       relevant record date and to enter a deed of
       release in favour of such members into by the
       Company in the form of the deed as specified;
       that any distribution involved in the giving
       of any such release in relation to the September
       2004 Dividend be made out of the profits appropriated
       to the September 2004 Dividend as aforesaid
       by reference to a record date identical to
       the record date for the September 2004 Dividend;
       and to release any and all the claims which
       the Company may have against its Directors
       both past and present  arising out of the
       payment of the September 2004 Dividend and
       to enter a deed of release in favour of the
       Company s Directors into by the Company in
       the form of the deed as specified

S.2    Approve to cancel the share premium account               Mgmt          For                            *
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 CELULAR CRT PARTICIPACOES SA                                                                Agenda Number:  700648782
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2195N137
    Meeting Type:  EGM
    Meeting Date:  30-Mar-2005
          Ticker:
            ISIN:  BRCRTPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       IMPORTANT MARKET PROCESSING REQUIREMENT:                  Non-Voting    No vote
       A BENEFICIAL OWNER SIGNED POWER
       OF ATTORNEY (POA) IS REQUIRED IN ORDER TO LODGE
       AND EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
       MARKET.                 ABSENCE OF A POA, MAY
       CAUSE YOUR INSTRUCTIONS TO BE REJECTED.
       SHOULD YOU HAVE ANY QUESTIONS,
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.                 THANK YOU

A.1    Approve to take accounts of the Director s,               Mgmt          For                            *
       to examine, discuss and vote upon the Board
       of Directors  annual report relating to FYE
       31 DEC 2004

A.2    Approve the distribution of the profits from              Mgmt          For                            *
       the FY and the distribution of dividends

A.3    Approve to capitalize the surplus of profits              Mgmt          For                            *
       reserves in relation to the corporate stock
       against the profit reserves for expansion account,
       leaving the same with an increase of BRL 36,938,366.92,
       taking it from BRL 257,293,923.46 to BRL 294,232,290.38
       without  issuing new shares and amend Article
       5 of the Company Bylaws

A.4    Approve the Company s capital budget for the              Mgmt          For                            *
       FY 2005

A.5    Elect the Members of the Finance Committe                 Mgmt          For                            *

A.6    Approve to fix the remuneration of the Director           Mgmt          For                            *
       s and the Finance Committee the annual global
       mount of money of the Director s and individual
       of  the Finance Committee

E.1    Approve, to confirm the wording of Article 5              Mgmt          For                            *
       of the Company Bylaws, suggested by the Board
       of Directors in a meeting held on 31 MAR 2004,
       when to increase in the Company s capital
       stock, resulting from the capitalization of
       the controlling shareholders  credits arising
       from the using of the tax benefits from the
       premiums from previous fiscal years, put into
       effect in the subsidiary Company Celular CRT
       S.A.

E.2    Approve to group the 3,235,095,228 nominal book           Mgmt          For                            *
       entry shares of no par value, of which 1,350,917,074
       being common shares and 1,884,178,154 being
       preferred shares, representative of the corporate
       stock, at the rate of 100 shares for 01 share
       of the respective type, transforming them into
       32,350,952 nominal book entry shares of no
       par value, of which 13,509,171 are common shares
       and 18,841,781 are preferred shares, in accordance
       with the provisions of Article 12 of law number
       6.404/76 and amend Article 5 of the Company
       Bylaws

E.3    Approve the group shares, to amend Article 4              Mgmt          For                            *
       of the Company Bylaws, relating to the authorized
       capital limit, changing limit from to up to
       5,000,000,000 to 50,000,000 shares




--------------------------------------------------------------------------------------------------------------------------
 CEMEX, S.A. DE C.V.                                                                         Agenda Number:  932302627
--------------------------------------------------------------------------------------------------------------------------
        Security:  151290889
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2005
          Ticker:  CX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     PRESENTATION, DISCUSSION AND, IF APPLICABLE,              Mgmt          For                            For
       APPROVAL OF THE FINANCIAL STATEMENTS FOR THE
       FISCAL YEAR ENDED DECEMBER 31, 2004, AS REQUIRED
       BY THE MEXICAN CORPORATION LAW AND THE SECURITIES
       MARKET LAW, AFTER PRESENTATION OF THE REPORTS.

A2     PROPOSAL FOR THE ALLOCATION OF PROFITS AND THE            Mgmt          For                            For
       MAXIMUM AMOUNT OF FUNDS TO BE USED FOR THE
       PURCHASE OF COMPANY SHARES.

A3     PROPOSAL TO INCREASE THE CAPITAL STOCK OF THE             Mgmt          For                            For
       COMPANY IN ITS VARIABLE PORTION THROUGH CAPITALIZATION
       CHARGED AGAINST RETAINED EARNINGS, SUBMITTED
       FOR CONSIDERATION OF THE SHAREHOLDERS AT THE
       MEETING.

A4     APPOINTMENT OF DIRECTORS AND STATUTORY AUDITORS,          Mgmt          For                            For
       ACCORDING TO THE PROPOSAL OF SHAREHOLDERS SUBMITTED
       FOR CONSIDERATION.

A5     COMPENSATION OF DIRECTORS AND STATUTORY AUDITORS,         Mgmt          For                            For
       ACCORDING TO THE PROPOSAL OF SHAREHOLDERS SUBMITTED
       FOR CONSIDERATION.

A6     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING.

S1     PROPOSAL TO SPLIT EACH OF THE COMPANY S SERIES            Mgmt          For                            For
       A  AND SERIES  B  SHARES CURRENTLY OUTSTANDING
       INTO TWO NEW SHARES OF THE SAME SERIES AND
       TYPE OF CAPITAL, FIXED OR VARIABLE, AND TO
       AMEND ARTICLE 6 OF THE COMPANY S BY-LAWS OR
       ESTATUTOS SOCIALES.

S2     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 CESKY TELECOM A.S., PRAHA                                                                   Agenda Number:  700634543
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1168W109
    Meeting Type:  EGM
    Meeting Date:  03-Feb-2005
          Ticker:
            ISIN:  CZ0009093209
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Start                                                     Mgmt          For                            *

2.     Adopt the agenda of EGM; elect the Board of               Mgmt          For                            *
       EGM, minutes Clerk, minutes Verifiers, Scrutineers

3.     Approve to change the rules of remuneration               Mgmt          For                            *
       of the Members of the Supervisory Board of
       the Company

4.     End                                                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 CESKY TELECOM A.S., PRAHA                                                                   Agenda Number:  700731462
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1168W109
    Meeting Type:  OGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  CZ0009093209
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening formalities                                       Non-Voting    No Action                      *

2.     Adopt the agenda of general meeting and elect             Non-Voting    No Action                      *
       the Board of general meeting

3.     Approve the report of the Board of Directors              Mgmt          No Action                      *
       on business activity of the Company, state
       of its property and the annual report on 2004

4.     Approve the results of control activity of the            Mgmt          No Action                      *
       Supervisory Board including information about
       revision of the report on relationships between
       interconnected persons

5.     Approve the final financial reports on 2004               Mgmt          No Action                      *

6.     Approve the profit allocation of 2004 including           Mgmt          No Action                      *
       assesment of royalties for 2004

7.     Approve to recall the Members of the Supervisory          Mgmt          No Action                      *
       board excepting the Members elected by employees
       under provision of the Paragraph 200 of the
       Commercial Code

8.     Elect the Members of the Supervisory Board                Mgmt          No Action                      *

9.     Approve the remuneration for the Members of               Mgmt          No Action                      *
       the Boards of the Company

10.    Approve the agreements on discharge of office             Mgmt          No Action                      *
       of the Members of the Supervisory Board

11.    End                                                       Mgmt          No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 CHEIL INDUSTRIES INC                                                                        Agenda Number:  700639288
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1296J102
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2005
          Ticker:
            ISIN:  KR7001300003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 51st balance sheet  from 01 JAN               Mgmt          For                            *
       04 to 31 DEC 2004 , income statement and the
       proposed disposition of retained earning

2.     Elect the Directors                                       Mgmt          For                            *

3.     Approve the remuneration limit for the Directors          Mgmt          For                            *

4.     Approve the remuneration limit for the Auditors           Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHENG SHIN RUBBER INDUSTRY CO LTD                                                           Agenda Number:  700672757
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1306X109
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2005
          Ticker:
            ISIN:  TW0002105004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE

1.1    Approve to report the business operation result           Mgmt          For                            *
       of the FY 2004

1.2    Approve the Supervisors review financial reports          Mgmt          For                            *
       of the FY 2004

1.3    Approve the status of endorsements/guarantees             Mgmt          For                            *

1.4    Approve the status of issuing the Company bonds           Mgmt          For                            *
       of the FY 2004

2.1    Ratify the financial reports of the FY 2004               Mgmt          For                            *

2.2    Ratify the 2004 earnings distribution  cash               Mgmt          For                            *
       dividend: TWD1/share, stock dividend:85/1000
       shares

2.3    Approve to raise the capital by issuing the               Mgmt          For                            *
       new shares

2.4    Amend the Articles of Incorporation                       Mgmt          Abstain                        *

3.     Elect the Directors and the Supervisors                   Mgmt          Abstain                        *

4.     Others and extraordinary motions                          Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD                                                     Agenda Number:  700619832
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2098R102
    Meeting Type:  SGM
    Meeting Date:  14-Dec-2004
          Ticker:
            ISIN:  BMG2098R1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

i.     Approve the Blackwater Acquisition as specified,          Mgmt          For                            *
       Circu1ar  on the terms and subject to the
       conditions of the Blackwater Acquisition Agreement
       and the Gas Network Shareholders Agreement;
       and authorize the any one Executive Director
       of the Company to execute all and documents
       and if necessary apply the common seal of the
       Company thereto and do all such acts matters
       and things as he/she may in his/her discretion
       consider necessary or desirable on behalf of
       the Company for the purpose of implementing,
       and otherwise in connection with, the Blackwater
       Acquisition or the implementation, exercise
       or enforcement of any of rights, and performance
       of any of the obligations, under the Blackwater
       Acquisition Agreement and/or the Gas Network
       Shareholders Agreement including, (i) exercising,
       or procuring the exercise of, the option to
       require Transco to sell to Gas Network the
       Blackwater Shares in accordance with the Blackwater
       Acquisition Agreement and doing all such acts
       and executing all such documents as may be
       necessary in connection therewith; and (ii)
       agreeing any modifications, amendments, waivers,
       variations or extensions of the Blackwater
       Acquisition Agreement and/or the Gas Network
       Shareholders Agreement as the Director may
       deem fit

ii.    Approve, subject to the approval of the HEH               Mgmt          For                            *
       Independent Shareholders at the HEH EGM as
       specified,  Circu1ar  of the Alpha Disposal
       Agreement, the Alpha Disposal on the terms
       and subject to the conditions of the Alpha
       Disposal Agreement, as specified; and authorize
       any one Executive Director of the Company to
       execute all such documents and if necessary
       apply the common seal of the Company thereto
       and do all such acts, matters and things as
       he/she may in his/her discretion consider necessary
       or desirable on behalf of the Company for the
       purpose of implementing and otherwise in connection
       with, the Alpha Disposal or the implementation,
       exercise or enforcement of any of the rights,
       and performance of any of the obligations,
       under the Alpha Disposal Agreement including
       agreeing any modifications, amendments, waivers,
       variations or extensions of the Alpha Disposal
       Agreement as such Director may deem fit

iii.   Approve the 9.9% Disposal on the terms and subject        Mgmt          For                            *
       to the conditions of the 9.9% Disposal Agreement
       as specified; and authorize any one Executive
       Director of the Company to execute all such
       documents and if necessary apply the common
       seal of the Company thereto and do all such
       acts matters and things as he/she may in his/her
       discretion consider necessary or desirable
       on behalf of the Company for the purpose of
       implementing, and otherwise in connection with,
       the 99% Disposal or the implementation exercise
       or enforcement of any of the rights, and performance
       of any of the obligations, under the 99% Disposal
       Agreement including agreeing any modifications,
       amendments, waivers, variations or extensions
       of the 9.9%Disposal Agreement as such Director
       may deem fit




--------------------------------------------------------------------------------------------------------------------------
 CHINA MENGNIU DAIRY CO LTD                                                                  Agenda Number:  700737957
--------------------------------------------------------------------------------------------------------------------------
        Security:  G21096105
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  KYG210961051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the audited financial statements     Mgmt          For                            *
       and the report of Directors and Auditors for
       the YE 31 DEC 2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.A    Re-elect Mr. Niu Gensheng as a Director and               Mgmt          For                            *
       authorize the Board of Directors of the Company
       to fix his remuneration

3.B    Re-elect Mr. Sun Yubin as a Director and authorize        Mgmt          For                            *
       the Board of Directors of the Company to fix
       his remuneration

3.C    Re-elect Mr. Li Jianxin as a Director and authorize       Mgmt          For                            *
       the Board of Directors of the Company to fix
       his remuneration

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            *
       of Directors of the Company to fix their remuneration

5.     Authorize the Directors of the Company to repurchase      Mgmt          For                            *
       shares of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognized by the
       Securities and Futures Commission of Hong Kong
       and The Stock Exchange of Hong Kong Limited
       under the Hong Kong Code on share repurchases
       for such purposes not exceeding 10% of the
       aggregate nominal amount of the issued share
       capital of the Company;  Authority expires
       the earlier of the conclusion of the AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       to be held by its Articles of association or
       by the laws of the Cayman Islands

6.     Authorize the Directors to allot, issue and               Mgmt          For                            *
       deal with additional shares in the capital
       of the Company and to make or grant offers,
       agreements, options and agreements during and
       after the relevant period, not exceeding the
       aggregate of a) 20% of the aggregate nominal
       amount of the issued share capital of the Company;
       plus b) the nominal amount of share capital
       repurchased  up to 10% of the aggregate nominal
       amount of the issued share capital , otherwise
       than pursuant to i) a rights issue; or ii)
       any share option scheme or similar arrangement;
       or iii) any scrip dividend or similar arrangement;
       Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is to be held by
       its Articles of Association or by the laws
       of Hong Kong

7.     Approve to extend the general mandate referred            Mgmt          For                            *
       to in Resolution 6 by the addition to the aggregate
       nominal amount of the share capital of the
       Company which may be allotted or agreed to
       be allotted by the Directors of the Company
       pursuant to such general mandate of an amount
       representing the aggregate nominal amount of
       shares repurchased by the Company pursuant
       to the general mandate referred to in Resolution
       5 provided that such amount does not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of passing this resolution

8.     Approve the rules of the share option scheme              Mgmt          For                            *
       of the Company and authorize the Directors
       of the Company to implement the same and grant
       options and to issue options and issue and
       allot shares of the Company pursuant thereto

9.     Approve and ratify the Mengniu Maanshan Intra-Group       Mgmt          For                            *
       Transactions, the Guarantee Agreements and
       the proposed restated caps for the 2005 and
       2006 in relation to a continuing connected
       transaction for the transfer of yoghurt products
       amongst Mengniu, Mengniu Beijing and certain
       Mengniu subsidiaries for inventory adjustment
       purposes, the transaction contemplated therein
       and their respective proposed caps and restated
       caps and authorize the directors to do all
       such acts and things and execute such further
       documents and take all such steps which is
       in his opinion may be necessary, desirable
       or expedient to implement and/or give effect
       to the Mengniu Maanshan Intra-Group Transactions,
       the Guarantee Agreements and the proposed restated
       caps for the 2005 and 2006 in relation to a
       continuing connected transaction for the transfer
       of yoghurt products amongst Mengniu, Mengniu
       Beijing and certain Mengniu subsidiaries for
       inventory adjustment purpose

S.10   Amend the Articles of Association of the Company          Mgmt          For                            *
       as follows: by inserting the definition of
       Nomination Committee  as specified in Article
       2 after the definition of  month ; by inserting
       the words   and shall be no more than ten
       at the end of Article 94; By adding a new Clause
       94A as specified after Clause 94; by adding
       the words  so nominated by the Nomination Committee
       after  any person  in the second line of Article
       95; by adding the specified words at the end
       of Articles 95, 112 and 115 respectively; by
       adding the words  so nominated by the Nomination
       Committee  at the end of Article 113; by adding
       the specified words at the end of the first
       sentence of Article 115 and adding the specified
       words after  ordinary resolution elect any
       person  in the sixth line; by deleting the
       words  unless recommended by the Board  in
       the first and second lines of Article 116,
       by deleting the word  Secretary  in the eighth
       line of Article 116 and replacing with  Nomination
       Committee  and adding the specified words at
       the end of the Article; by adding the words
       specified words after  ordinary resolution
       elect another person  in the seventh line of
       Article 118(a)




--------------------------------------------------------------------------------------------------------------------------
 CHINA MOBILE (HONG KONG) LTD                                                                Agenda Number:  700705253
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y14965100
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  HK0941009539
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 224042, DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive the financial statements for the YE               Mgmt          For                            *
       31 DEC 2004 and the reports of the Directors
       and the Auditors

2.     Declare a final dividend for the YE 31 DEC 2004           Mgmt          For                            *

3.I    Re-elect Mr. Wang Jianzhou as a Director                  Mgmt          For                            *

3.II   Re-elect Mr. Zhang Chenshuang as a Director               Mgmt          For                            *

3.III  Re-elect Mr. Li Mofang as a Director                      Mgmt          For                            *

3.IV   Re-elect Mr. Julian Michael Horn-Smith as a               Mgmt          For                            *
       Director

3.V    Re-elect Mr. Li Yue as a Director                         Mgmt          For                            *

3.VI   Re-elect Mr. He Ning as a Director                        Mgmt          For                            *

3.VII  Re-elect Mr. Frank Wong Kwong Shing as a Director         Mgmt          For                            *

4.     Re-appoint Messrs. KPMG as the Auditors and               Mgmt          For                            *
       authorize the Directors to fix their remuneration

5.     Authorize the Directors, during the relevant              Mgmt          For                            *
       period to purchase shares of HKD 0.10 each
       in the capital of the Company including any
       form of depositary receipt representing the
       right to receive such shares  shares , the
       aggregate nominal amount of shares which may
       be purchased on The Stock Exchange of Hong
       Kong Limited or any other stock exchange on
       which securities of the Company may be listed
       and which is recognized for this purpose by
       the Securities and Futures Commission of Hong
       Kong and The Stock Exchange of Hong Kong Limited
       as specified shall not exceed or represent
       more than 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       at the date of passing this resolution, and
       the said approval shall be limited accordingly;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by law to be held

6.     Approve to grant a general mandate to the Directors,      Mgmt          For                            *
       to allot, issue and deal with additional shares
       in the Company  including the making and granting
       of offers, agreements and options which might
       require shares to be allotted, whether during
       the continuance of such mandate or thereafter
       provided that, otherwise than pursuant to:
       i) a rights issue where shares are offered
       to shareholders on a fixed record date in proportion
       to their then holdings of shares; ii) the exercise
       of options granted under any share option scheme
       adopted by the Company; or iii) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend in accordance with the Articles of
       Association of the Company, the aggregate nominal
       amount of the shares allotted shall not exceed
       the aggregate of: a) 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of passing this resolution,
       plus b)  if the Directors are so authorized
       by a separate ordinary resolution of the shareholders
       of the Company  the nominal amount of the share
       capital of the Company repurchased by the Company
       subsequent to the passing of this resolution
       up to a maximum equivalent to 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       resolution ;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       law to be held

7.     Authorize the Director referred to in the Resolution      Mgmt          For                            *
       6 in respect of the share capital of the Company
       as specified




--------------------------------------------------------------------------------------------------------------------------
 CHINA OILFIELD SERVICES LTD                                                                 Agenda Number:  700585055
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15002101
    Meeting Type:  EGM
    Meeting Date:  05-Nov-2004
          Ticker:
            ISIN:  CN0007789299
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the distribution of 2004 special Interim          Mgmt          For                            *
       Dividend

2.     Approve the capital amount of connected transactions      Mgmt          For                            *
       from 01 JAN 2005 to 31 DEC 2007

S.3.   Amend Articles 75, 97, 102, 118 and 138 of the            Mgmt          For                            *
       Articles of Association of COSL; and authorize
       the Board to file the amendments with the relevant
       departments of the People s Republic of China
       upon approval

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 28             Non-Voting    No vote
       OCT 2004 HAS BEEN POSTPONED TO 05 NOV 2004.
       PLEASE ALSO NOTE THE NEW CUTOFF DATE. IF YOU
       HAVE ALREADY SENT YOUR VOTES, PLEASE DO NOT
       RETURN THIS PROXY FORM UNLESS YOU DECIDE TO
       AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHINA OILFIELD SERVICES LTD                                                                 Agenda Number:  700613549
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15002101
    Meeting Type:  EGM
    Meeting Date:  29-Nov-2004
          Ticker:
            ISIN:  CN0007789299
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 208807 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the provision of offshore oilfields               Mgmt          For                            *
       services by the Group  including COSL and its
       subsidiaries  to CNOOC Group

2.     Approve the provision of offshore oilfields               Mgmt          For                            *
       services by Magcobar, a joint venture 60% owned
       by COSL, to CNOOC Group

3.     Approve the provision by CNOOC Group of materials,        Mgmt          For                            *
       utilities, labor and ancillary support services
       to the Group

4.     Approve the provision by CNOOC Group of materials,        Mgmt          For                            *
       utilities, labor and ancillary support services
       to Magcobar

5.     Approve the provision by CNOOC Group of office            Mgmt          For                            *
       and production premises and related property
       management services to the Group  including
       Magcobar

6.     Approve the provision of depositary and transaction       Mgmt          Against                        *
       settlement services by CNOOC Finance Corporation
       Limited to the Group




--------------------------------------------------------------------------------------------------------------------------
 CHINA OILFIELD SVCS LTD                                                                     Agenda Number:  700682683
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15002101
    Meeting Type:  AGM
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  CN0007789299
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the audited financial statements and              Mgmt          For                            *
       the report of the Auditors for the YE 31 DEC
       2004

2.     Approve the final dividend for the YE 31 DEC              Mgmt          For                            *
       2004

3.     Approve the budget for the FY 2005                        Mgmt          For                            *

4.     Approve the report of the Directors of the Company        Mgmt          For                            *
       for the YE 2004

5.     Approve the report of the Supervisory Committee           Mgmt          For                            *
       of the Company for the YE 31 DEC 2004

6.a    Re-appoint Mr. Fu Chengyu, an existing Director           Mgmt          For                            *
       and authorize the Board of Directors to fix
       the remuneration
       ectors and the Supervisors

6.B    Re-appoint Mr. Yuan Guangyu, an existing Director         Mgmt          For                            *
       and authorize the Board of Directors to fix
       the remuneration
       of Directors to fix the
       remuneration thereof

6.c    Re-appoint Mr. Yanyan, an existing Director               Mgmt          For                            *
       and authorize the Board of Directors to fix
       the remuneration

6.d    Re-appoint Mr. Kuang Zhiqiang, an existing Director       Mgmt          For                            *
       and authorize the Board of Directors to fix
       the remuneration

6.e    Re-appoint Mr. Zhang Benchun, an existing Supervisor      Mgmt          For                            *
       and authorize the Board of Directors to fix
       the remuneration

6.f    Appoint Mr. Xiao Jianwen and authorize the Board          Mgmt          For                            *
       of Directors to fix the remuneration

7.     Re-appoint Ernst & Young Hua Ming and Ernst               Mgmt          For                            *
       & Young as the Domestic and International Auditors
       of the Company for the YE 31 DEC 2005 and authorize
       the Board of Directors to fix the remuneration
       thereof




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  700621914
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2004
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, the terms of the connected transaction           Mgmt          For                            *
       as specified; the caps for the FYE 31 DEC 2005
       on the relevant continuing connected transactions
       including no caps on the interconnection and
       roaming arrangements of CDMA Network for the
       FYE 31 DEC 2005  as specified; and authorize
       the Directors of the Company to do all such
       further acts and things and execute such further
       documents and take all such steps which in
       their opinion may be necessary, desirable or
       expedient to implement and/or give effect to
       the terms of the continuing connected transactions




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  700701368
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.     Declare a final dividend for the YE 31 DEC 2004           Mgmt          For                            *

3.     Elect and re-elect the Directors and authorize            Mgmt          For                            *
       the Directors to fix their remuneration for
       the YE 31 DEC 2005

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their fees for the YE 31 DEC 2005

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       shares of HKD 0.10 each in the capital of the
       Company including any form of depositary receipts
       representing the right to receive such shares
       Shares  on The Stock Exchange of Hong Kong
       Limited  Stock Exchange  or any other stock
       exchange recognized by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       in accordance with all applicable laws including
       the Hong Kong Code on share repurchases and
       the Rules Governing the Listing of Securities
       on the Stock Exchange as amended during the
       relevant period, not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company at the date of passing of this resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by law

6.     Authorize the Directors of the Company to allot,          Mgmt          For                            *
       issue and dealt with additional shares and
       make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       the aggregate of aa) 20% of the aggregate nominal
       amount of the share capital of the Company
       at the date of passing of this resolution;
       plus bb) the aggregate nominal amount of share
       capital of the Company repurchased by the Company
       up to 10% of the aggregate nominal amount
       of the share capital as at the date of passing
       of this resolution , otherwise than pursuant
       to i) a rights issue; ii) the exercise of options
       granted under any share option scheme adopted
       by the Company; or iii) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is to be held by
       law

7.     Authorize the Directors to exercise the powers            Mgmt          For                            *
       of the Company referred to in Resolution 6
       in respect of the share capital of the Company
       referred to in such resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  700701370
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  EGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the transfer agreement of the New CDMA            Mgmt          Against                        *
       Lease as specified

2.     Approve the transfer agreement of the New Comprehensive   Mgmt          Against                        *
       Services Agreements as specified

3.     Approve the transfer agreement of the New Comprehensive   Mgmt          Against                        *
       Operator Services Agreements as specified

4.     Approve the New Guoxin Premises Leasing Agreement         Mgmt          Against                        *
       as specified

5.     Approve the caps for each of the FYE 31 DEC               Mgmt          Against                        *
       2005 and 2006 on each of the Capped Continuing
       Connected Transactions as specified

6.     Approve that there be no caps on the transaction          Mgmt          Against                        *
       amount of each of the No Caps Continuing Connected
       Transactions as specified

7.     Authorize the Directors of the Company to do              Mgmt          Against                        *
       all such further acts and execute such further
       documents and take all such steps which in
       their opinion may be necessary, desirable or
       expedient to implement and/or give effect to
       the terms of the Continuing Connected Transactions




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG                                                   Agenda Number:  700697026
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R110
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  BRCMIGACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ONLY ON ITEM 4

1.     Approve the Board of Directors report and financial       Non-Voting    No vote
       statements for the FYE 31 DEC 2004 as well
       as the respective complementary documents

2.     Approve to distribute the net profits from the            Non-Voting    No vote
       2004 FY in accordance with the provisions of
       Article 192 of the Law Number 6.404/76 as amended

3.     Approve to set the Manner and date for payment            Non-Voting    No vote
       of interest on own capital and dividends of
       BRL 692,400

4.     Elect the Members and the substitute Members              Mgmt          For                            *
       of the Finance Committee and set their remuneration

5.     Approve to set the remuneration of the Companys           Non-Voting    No vote
       Directors




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA FEMSA SA DE CV KOF                                                                Agenda Number:  700647514
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2861Y136
    Meeting Type:  OGM
    Meeting Date:  08-Mar-2005
          Ticker:
            ISIN:  MXP2861W1067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SERIES L SHAREHOLDERS CAN VOTE           Non-Voting    No vote
       ON ITEMS 4 AND 6. THANK YOU.

1.     Approve the Administrative Council s report,              Non-Voting    No vote
       the financial statements of Coca-Cola Femsa,
       S.A. De. C.V., corresponding to FY 2004 and
       the Commissioner s report, in terms of Article
       172 of the General Act of Commercial Companies

2.     Approve the allocation of profits from FY 2004,           Non-Voting    No vote
       including the declaring and payment of a cash
       dividend, to be paid in Mexican Pesos

3.     Approve to establish the amount of MXN 400,000,000        Non-Voting    No vote
       as the maximum amount that can be assigned
       for the repurchase of the Company s own shares

4.     Elect the Members of the Administrative Council           Mgmt          For                            *
       and Commissioners, their alternates and approve
       to determine their fees

5.     Approve the naming of Committees                          Non-Voting    No vote

6.     Authorize series L shareholders, to not cancel            Mgmt          For                            *
       the 98,684,857 series L shares, issued by resolution
       of the EGM held on 20 DEC 2002, that were not
       subscribed by shareholders and the delegation
       to the Administrative Council the terms and
       conditions for their subsequent subscription,
       at a price not lower than USD 2.216 per share,
       to be paid in the equivalent value in Mexican
       Pesos

7.     Approve the naming of delegates                           Non-Voting    No vote

8.     Receive and approve the minutes of the meeting            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA HELLENIC BOTTLING CO SA                                                           Agenda Number:  700721168
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1435J105
    Meeting Type:  OGM
    Meeting Date:  17-Jun-2005
          Ticker:
            ISIN:  GRS104111000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for the FY               Mgmt          For                            *
       2004, along with the Board of Directors and
       the Chartered Auditors reports

2.     Receive the financial statements for the FY               Mgmt          For                            *
       2004, along with the Board of Directors and
       the Chartered Auditors reports

3.     Grant discharge the Board of Director Members             Mgmt          For                            *
       and the Chartered Auditors from any responsibility
       of reimbursement for the FY 2004

4.     Approve the remuneration of the Board of Director         Mgmt          Abstain                        *
       Members for the FY 2004 and preapproval for
       the FY 2005

5.     Elect Chartered Auditors, Ordinary and the Deputy         Mgmt          For                            *
       for the FY 2004 and approve to determine their
       salaries

6.     Approve the profits distribution for the FY               Mgmt          For                            *
       2004

7.     Elect the new Board of Director                           Mgmt          For                            *

8.     Approve the Stock Options Plan to Company s               Mgmt          Abstain                        *
       Executives, along with the Companies that pursue
       similar purposes




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO                                                              Agenda Number:  932268748
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441A102
    Meeting Type:  Special
    Meeting Date:  21-Mar-2005
          Ticker:  SBS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ELECTION OF BOARD OF DIRECTORS  MEMBER, UNDER             Mgmt          For
       THE TERMS OF THE PARAGRAPH 3 OF ARTICLE 14
       OF THE COMPANY S BY-LAWS.

02     OTHER ISSUES OF CORPORATE INTEREST.                       Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO                                                              Agenda Number:  932306764
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441A102
    Meeting Type:  Special
    Meeting Date:  29-Apr-2005
          Ticker:  SBS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     TO ANALYZE THE MANAGEMENT ACCOUNTS AND FINANCIAL          Mgmt          For
       STATEMENTS SUPPORTED BY THE OPINIONS OF THE
       FISCAL COUNCIL AND EXTERNAL ACCOUNTANTS, RELATED
       TO THE YEAR 2004, IN CONFORMITY WITH THE MANAGEMENT
       REPORT, THE BALANCE SHEET AND CORRESPONDING
       NOTES.

A2     TO RESOLVE ON THE ALLOCATION OF THE NET INCOME            Mgmt          For
       AND THE TRANSFER OF THE RETAINED EARNINGS BALANCE
       TO THE INVESTMENT RESERVE.

A3     TO ELECT THE MEMBERS OF THE BOARD OF DIRECTORS            Mgmt          For
       AND FISCAL COUNCIL, SITTING AND DEPUTY MEMBERS.

E1     TO RATIFY THE BOARD OF DIRECTORS  NEW COMPENSATION        Mgmt          For
       CRITERION.

E2     AS A RESULT OF THE APPROVAL OF THE PREVIOUS               Mgmt          For
       ITEM, TO AMEND THE  CAPUT  OF THE ARTICLE 15
       OF THE COMPANY S BYLAWS, MENTIONING THAT THE
       BOARD OF DIRECTORS SHALL MEET, MONTHLY, ON
       AN ORDINARY BASIS.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932212222
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  18-Aug-2004
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      DELIBERATION OF THE PROPOSAL FOR A FORWARD SPLIT          Mgmt          For                            For
       OF SHARES ISSUED BY THE COMPANY, SO THAT EACH
       COMMON OR PREFERRED SHARE ISSUED BY THE COMPANY
       WILL BE REPRESENTED BY THREE SHARES OF THE
       SAME TYPE AND CLASS, AND THE CONSEQUENT ALTERATIONS
       OF ARTICLES 5 AND 6 OF THE COMPANY BYLAWS.

II     ELECTION, BY HOLDERS OF PREFERRED CLASS  A                Mgmt          For                            For
       SHARES, OF ONE MEMBER AND HIS ALTERNATE FOR
       THE COMPANY S FISCAL COUNCIL, DUE TO THE RESIGNATION
       OF THE FISCAL COUNCIL MEMBERS ELECTED BY THIS
       CLASS OF SHARES, AS WELL AS THE ELECTION BY
       THE COMMON SHAREHOLDERS OF ONE ALTERNATE MEMBER,
       DUE TO THE RESIGNATION OF ONE ALTERNATE MEMBER
       ELECTED BY THE COMMON SHAREHOLDERS.

III    RECTIFICATION OF THE TOTAL ANNUAL COMPENSATION            Mgmt          For                            For
       OF THE MEMBERS OF THE COMPANY S MANAGEMENT
       FIXED BY THE ORDINARY GENERAL SHAREHOLDERS
       MEETING HELD ON APRIL 28, 2004.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932313098
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412100
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2005
          Ticker:  RIOPR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

OA     APPRECIATION OF THE MANAGEMENT S REPORT AND               Mgmt          For                            For
       ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL
       STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2004.

OB     PROPOSAL FOR THE DESTINATION OF THE PROFITS               Mgmt          For                            For
       OF THE SAID FISCAL YEAR AND APPROVAL OF THE
       INVESTMENT BUDGET OF THE COMPANY.

OC     ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS.        Mgmt          For                            For

OD     ELECTION OF THE MEMBERS OF THE FISCAL COUNCIL.            Mgmt          For                            For

OE     ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR           Mgmt          For                            For
       MANAGEMENT AND FISCAL COUNCIL MEMBERS.

EA     PROPOSAL FOR THE INCREASE OF CAPITAL, VIA CAPITALIZATION  Mgmt          For                            For
       OF RESERVES, WITHOUT ISSUE OF SHARES, AND WITH
       THE CONSEQUENT ALTERATION OF THE MAIN SECTION
       OF ARTICLE 5 OF THE COMPANY BYLAWS.

EB     NEW VERSION OF CVRD S DIVIDEND POLICY.                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932313098
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2005
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

OA     APPRECIATION OF THE MANAGEMENT S REPORT AND               Mgmt          For                            For
       ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL
       STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2004.

OB     PROPOSAL FOR THE DESTINATION OF THE PROFITS               Mgmt          For                            For
       OF THE SAID FISCAL YEAR AND APPROVAL OF THE
       INVESTMENT BUDGET OF THE COMPANY.

OC     ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS.        Mgmt          For                            For

OD     ELECTION OF THE MEMBERS OF THE FISCAL COUNCIL.            Mgmt          For                            For

OE     ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR           Mgmt          For                            For
       MANAGEMENT AND FISCAL COUNCIL MEMBERS.

EA     PROPOSAL FOR THE INCREASE OF CAPITAL, VIA CAPITALIZATION  Mgmt          For                            For
       OF RESERVES, WITHOUT ISSUE OF SHARES, AND WITH
       THE CONSEQUENT ALTERATION OF THE MAIN SECTION
       OF ARTICLE 5 OF THE COMPANY BYLAWS.

EB     NEW VERSION OF CVRD S DIVIDEND POLICY.                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COMPANIA DE TELECOMUNICACIONES DE CH                                                        Agenda Number:  932202815
--------------------------------------------------------------------------------------------------------------------------
        Security:  204449300
    Meeting Type:  Special
    Meeting Date:  15-Jul-2004
          Ticker:  CTC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE SALE OF 100% OF TELEFONICA CTC            Mgmt          No vote
       CHILE S EQUITY STAKE IN ITS MOBILE SUBSIDIARY
       TELEFONICA MOVIL DE CHILE S.A.

02     APPROVAL OF MODIFICATION OF THE INVESTMENT AND            Mgmt          No vote
       FINANCING STRATEGY, SUBJECT TO THE APPROVAL
       OF THE PROPOSED SALE.

03     APPROVAL OF DISTRIBUTION OF A GROSS DIVIDEND              Mgmt          No vote
       OF US$0.626856 PER SHARE TO BE CHARGED AGAINST
       RETAINED EARNINGS AS OF DECEMBER 31, 2003,
       SUBJECT TO THE APPROVAL AND PAYMENT OF THE
       PROPOSED SALE.




--------------------------------------------------------------------------------------------------------------------------
 CONTROLADORA COMERCIAL MEXICANA SA DE CV COMERCI                                            Agenda Number:  700659038
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3097R168
    Meeting Type:  OGM
    Meeting Date:  07-Apr-2005
          Ticker:
            ISIN:  MXP200821413
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Administration Councils report ,              Mgmt          For                            *
       the financial statements of    Controladora
       Commercial Mexicana, S.A. DE C.V.  corresponding
       to FY 2004, report concerning the purchase
       and placement of Company shares, the Auditing
       Committee s report and the Commissioners report;
       resolutions concerning the above mentioned
       documents and the updating of the Administrative
       Council

2.     Approve to determine the allocation of profits            Mgmt          For                            *
       and a cash dividend of MXN 0.123 for each unit
       composed of 4 shares and the definition of
       the funds to be set aside for the repurchase
       of Company shares during the current FY

3.     Ratify the new Member of the Administrative               Mgmt          For                            *
       Council, the Commissioners as well as the Executive
       Committee and the Auditing Committee

4.     Approve to determine the compensation for the             Mgmt          Abstain                        *
       Members of the Administrative Council and the
       Commissioners

5.     Approve the designation of the delegates to               Mgmt          For                            *
       complete and formalize the meeting resolutions




--------------------------------------------------------------------------------------------------------------------------
 CPFL ENERGIA S.A.                                                                           Agenda Number:  932314569
--------------------------------------------------------------------------------------------------------------------------
        Security:  126153105
    Meeting Type:  Annual
    Meeting Date:  29-Apr-2005
          Ticker:  CPL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

OA     PRESENTATION OF THE MANAGEMENT REPORT, EXAMINE,           Mgmt          For
       DISCUSS AND VOTE ON THE COMPANY S FINANCIAL
       STATEMENTS, THE REPORT OF THE INDEPENDENT AUDITORS
       AND THE REPORT OF THE FISCAL COUNCIL FOR THE
       FISCAL YEAR ENDING DECEMBER 31, 2004.

OB     APPROVE THE PROPOSAL FOR THE APPROPRIATION OF             Mgmt          For
       THE NET INCOME FOR THE FISCAL YEAR 2004 AND
       THE DIVIDEND DISTRIBUTION.

OC     ELECT THE STATUTORY MEMBERS AND ALTERNATES TO             Mgmt          For
       THE BOARD OF DIRECTORS.

OD     ESTABLISH MANAGEMENT S GLOBAL COMPENSATION.               Mgmt          For

OE     ELECT EFFECTIVE MEMBERS AND ALTERNATES TO THE             Mgmt          For
       FISCAL COUNCIL AND ESTABLISH THEIR FEES.

EA     ARTICLE 5: TO RESTATE THE CURRENT MONETARY VALUE          Mgmt          For
       AND QUANTITY OF SHARES REPRESENTING THE COMPANY
       S CAPITAL STOCK.

EB     ARTICLE 20: TO REDUCE THE TERM OF OFFICE OF               Mgmt          For
       THE BOARD OF EXECUTIVE OFFICERS FROM 3 TO 2
       YEARS.




--------------------------------------------------------------------------------------------------------------------------
 CPFL ENERGIA S.A.                                                                           Agenda Number:  932365643
--------------------------------------------------------------------------------------------------------------------------
        Security:  126153105
    Meeting Type:  Special
    Meeting Date:  20-Jun-2005
          Ticker:  CPL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     EXAMINE, DISCUSS AND APPROVE THE PRIVATE PROTOCOL         Mgmt          For
       AND JUSTIFICATION INSTRUMENT FOR THE INCORPORATION
       OF SHARES OF CPFL GERACAO DE ENERGIA S.A. (
       CPFL GERACAO ) BY THE COMPANY.

02     RATIFY THE DECISION OF HIRING BANCO PACTUAL               Mgmt          For
       IN ORDER TO PREPARE THE VALUATION REPORTS OF
       THE NET EQUITY OF THE COMPANY AND CPFL GERACAO

03     RATIFY THE DECISION OF HIRING BANCO PACTUAL               Mgmt          For
       IN ORDER TO PREPARE THE VALUATION REPORTS OF
       THE NET EQUITY OF THE COMPANY AND CPFL GERACAO

04     APPROVE THE VALUATION REPORTS REFERRED IN ITEMS           Mgmt          For
       (2) AND (3) ABOVE

05     APPROVE THE INCORPORATION OF SHARES OF CPFL               Mgmt          For
       GERACAO DE ENERGIA S.A. ( CPFL GERACAO ) BY
       THE COMPANY

06     AUTHORIZE THE ACCOMPLISHMENT OF THE INCREASE              Mgmt          For
       OF CPFL ENERGIA S CAPITAL STOCK

07     AUTHORIZE COMPANY S BOARD OF DIRECTORS TO PREPARE         Mgmt          For
       SPECIAL BALANCE SHEETS WITH A BASE DATE OF
       APRIL 30, 2005.

08     AUTHORIZE COMPANY S MANAGEMENT TO MAKE ARRANGEMENTS       Mgmt          For
       AND TO TAKE ANY NECESSARY MEASURE TO THE IMPLEMENTATION
       OF THE INCORPORATION OF SHARES SUBJECT OF THIS
       CURRENT CONVENING NOTICE.




--------------------------------------------------------------------------------------------------------------------------
 DAELIM INDUSTRIAL CO LTD                                                                    Agenda Number:  700641005
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1860N109
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  KR7000210005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, the income statement           Mgmt          For                            *
       and the statement of appropriation of unappropriated
       retained earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.     Elect the Directors                                       Mgmt          For                            *

4.     Elect the Member of Auditors  Committee                   Mgmt          For                            *

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 DR REDDYS LABORATORIES LTD                                                                  Agenda Number:  700568845
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y21089159
    Meeting Type:  AGM
    Meeting Date:  28-Jul-2004
          Ticker:
            ISIN:  INE089A01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit & loss account               Mgmt          No Action                      *
       for the YE 31 MAR 2004, balance sheet as on
       that date along with the reports of the Directors
       and the Auditors  report thereon

2.     Declare a dividend for the FY 2003-2004                   Mgmt          No Action                      *

3.     Acknowledge the retirement of Dr. P Satyanarayana         Mgmt          No Action                      *
       Rao as a Director

4.     Re-appoint Mr. Anupam Puri as a Director, who             Mgmt          No Action                      *
       retires by rotation

5.     Re-appoint M/s Bharat S Raut & Co as the Statutory        Mgmt          No Action                      *
       Auditors and fix their remuneration

S.6    Approve that: a) pursuant to Section 81 and               Mgmt          No Action                      *
       other applicable provisions, if any, of the
       Companies Act, 1956  including any statutory
       modification or re-enactment thereof for time
       being in force , the Articles of Association
       of the Company and Securities Exchange Board
       of India  Employees Stock Option Scheme and
       Employees Stock Purchase Scheme  guidelines,
       1999  including any statutory modifications
       or re-enactment thereof  and subject to other
       approvals as may be required from such other
       appropriate authorities and subject to such
       terms and conditions and stipulations, if any,
       while granting such approvals, permissions
       and sanctions, the Board of Directors of the
       Company  thereinafter referred to as Board
       which expressions shall include a Committee
       of the Directors duly authorized in this behalf
       the consent of the Company be accorded to
       the Board with effect from 24 SEP 2001 to issue,
       offer, in one or more franchise, all or any
       of the following, in one or more combinations
       thereof, equity shares or equity linked securities
       or convertible debentures  whether fully convertible
       or not or whether fully secured or not  non-convertible
       debentures  whether secured or not , secured
       premium notes  SPN , floating rate bonds and/or
       any other securities, all or any of the aforesaid
       with or without detachable or non-detachable
       warrants, convertible equity shares  hereinafter
       referred to as  Securities  for sake of brevity
       , not exceeding 3% of the paid up share capital
       of the Company to its employees and the Independent
       Directors whether in India or abroad, whether
       shareholders of the Company or not, at such
       prices and other terms and conditions as the
       Board may in its absolute discretion think
       fit under the Employee Stock Option Scheme;
       the Board be authorized to take necessary steps
       for listing of the securities/shares allotted
       under the Employees Stock Option Scheme on
       the stock exchanges where the Company shares
       are listed as per the terms and conditions
       of Listing Agreement with the concerned stock
       exchanges and other applicable guidelines,
       rules and regulations; the Board be authorized
       to delegate all or any of the powers herein
       conferred to any Committees of the Directors
       of the Company to give effect to the resolution;
       and the Board be authorized, for the purpose
       of giving effect to the above, to do things
       necessary and take such actions as may be necessary
       or expedient to formulate or amend or alter
       or adopt any modifications or redefine the
       proposal or Scheme based on the guidelines
       issued by the Securities and Exchange Board
       of India or any statutory authority from time
       to time; and b) pursuant to Section 81 and
       other applicable provisions, if any, of the
       Companies Act, 1956  including any statutory
       modification or re-enactment thereof for time
       being in force , the Articles of Association
       of the Company and Securities Exchange Board
       of India  Employees Stock Option Scheme and
       Employees Stock Purchase Scheme  guidelines,
       1999  including any statutory modifications
       or re-enactment thereof  and subject to other
       approvals as may be required from such other
       appropriate authorities and subject to such
       terms and conditions and stipulations, if any,
       while granting such approvals, permissions
       and sanctions, the Board of Directors of the
       Company  thereinafter referred to as Board
       which expressions shall include a Committee
       of the Directors duly authorized in this behalf
       the consent of the Company be accorded to
       the Board with effect from 24 SEP 2001 to issue,
       offer, in one or more franchise, all or any
       of the following, in one or more combinations
       thereof, equity shares or equity linked securities
       or convertible debentures  whether fully convertible
       or not or whether fully secured or not  non-convertible
       debentures  whether secured or not , secured
       premium notes  SPN , floating rate bonds and/or
       any other securities, all or any of the aforesaid
       with or without detachable or non-detachable
       warrants, convertible equity shares  hereinafter
       referred to as  Securities  for sake of brevity
       , within a limit of not exceeding 3% of the
       paid up share capital of the Company to its
       employees and the Independent Directors of
       subsidiaries, whether in India or abroad, whether
       shareholders of the Company or not, at such
       prices and other terms and conditions as the
       Board may in its absolute discretion think
       fit under the Employee Stock Option Scheme;
       the Board be authorized to take necessary steps
       for listing of the securities/shares allotted
       under the Employees Stock Option Scheme on
       the stock exchanges where the Company shares
       are listed as per the terms and conditions
       of Listing Agreement with the concerned stock
       exchanges and other applicable guidelines,
       rules and regulations; the Board be authorized
       to delegate all or any of the powers herein
       conferred to any Committees of the Directors
       of the Company to give effect to the resolution;
       and the Board be authorized, for the purpose
       of giving effect to the above, to do things
       necessary and take such actions as may be necessary
       or expedient to formulate or amend or alter
       or adopt any modifications or redefine the
       proposal or Scheme based on the guidelines
       issued by the Securities and Exchange Board
       of India or any statutory authority from time
       to time

S.7    Approve that: a) the exercise price and/or pricing        Mgmt          No Action                      *
       formula for the stock options to be granted
       by the Company to the employees and the Independent
       Directors of the Company under Dr. Reddy s
       Employee Stock Option Scheme, 2002  Scheme
       approved by the shareholders at the 17th AGM
       of the Company held on 24 SEP 2001 be amended
       with effect from 19 JAN 2004, to provide for
       future grants in two categories, Category A:
       1,721,700 stock options out of the total 2,295,478
       be remarked for grant of options  including
       911,038 outstanding options  at the fair market
       value; and Category B: 573,778 stock options
       out of the total 2,295,478 be remarked for
       grant of options at par value of the shares
       i.e. INR 5 per option; and b) the exercise
       price and/or pricing formula for the stock
       options to be granted by the Company to the
       employees and the Independent Directors of
       the subsidiaries of the Company under Dr. Reddy
       s Employee Stock Option Scheme, 2002  Scheme
       approved by the shareholders at the 17th AGM
       of the Company held on 24 SEP 2001 be amended
       with effect from 19 JAN 2004, to provide for
       future grants in two categories, Category A:
       1,721,700 stock options out of the total 2,295,478
       be remarked for grant of options  including
       911,038 outstanding options  at the fair market
       value; and Category B: 573,778 stock options
       out of the total 2,295,478 be remarked for
       grant of options at par value of the shares
       i.e. INR 5 per option

S.8    Amend the Articles of Association of the Company          Mgmt          No Action                      *
       by inserting Article 12A after Article 12




--------------------------------------------------------------------------------------------------------------------------
 ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, WIEN                                        Agenda Number:  700701736
--------------------------------------------------------------------------------------------------------------------------
        Security:  A19494102
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  AT0000652011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual statement of the accounts              Mgmt          For                            *
       and the report by the Supervisory Board

2.     Approve the appropriation of the net profits              Mgmt          For                            *

3.a    Approve the activities under taken by the Board           Mgmt          For                            *
       of Directors in 2004

3.b    Approve the activities under taken by the Supervisory     Mgmt          For                            *
       Board in 2004

4.     Approve the remuneration for the Supervisory              Mgmt          For                            *
       Board

5.     Elect the Supervisory Board                               Mgmt          For                            *

6.     Elect the Auditor of additional sheet for 2005            Mgmt          For                            *

7.     Grant authority to buy back own shares for trading        Mgmt          For                            *

8.     Grant authority to buy back own shares without            Mgmt          For                            *
       specified puposes

9.     Approve the new option program for Members of             Mgmt          For                            *
       the Board of Directors and the Managers

10.    Approve to change the Article as follows: a)              Mgmt          For                            *
       to raise of the needed majority for the cancellation
       of the membership of the Supervisory Board,
       b) to deposit at Foreigen Bank, c) to change
       with a majority of 3/4, and d) allowance to
       record and broadcast the AGM




--------------------------------------------------------------------------------------------------------------------------
 FMC TECHNOLOGIES, INC.                                                                      Agenda Number:  932305217
--------------------------------------------------------------------------------------------------------------------------
        Security:  30249U101
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2005
          Ticker:  FTI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       THOMAS M. HAMILTON                                        Mgmt          For                            For
       RICHARD A. PATTAROZZI                                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FOMENTO ECONOMICO MEXICANO, S.A. DE                                                         Agenda Number:  932208475
--------------------------------------------------------------------------------------------------------------------------
        Security:  344419106
    Meeting Type:  Special
    Meeting Date:  27-Jul-2004
          Ticker:  FMX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     SUBJECT TO THE APPROVAL OF, AND THE CONDITIONS            Mgmt          For                            For
       IMPOSED BY THE MEXICAN SECURITIES COMMISSION
       AND IN ACCORDANCE WITH ARTICLE 81 OF THE MEXICAN
       SECURITIES MARKET LAW, TO INCREASE THE VARIABLE
       PORTION OF THE CAPITAL STOCK OF THE COMPANY,
       BY THE ISSUANCE OF COMMON SERIES  B  SHARES
       AND LIMITED VOTING SERIES  D  SHARES, AND TO
       APPROVE THEIR INTEGRATION INTO B UNITS AND
       BD UNITS.

02     EXPRESS WAIVER BY THE SHAREHOLDERS TO THEIR               Mgmt          For                            For
       PRE-EMPTIVE RIGHTS GRANTED BY ARTICLE 132 OF
       THE MEXICAN GENERAL CORPORATIONS LAW, TO SUBSCRIBE
       THE SHARES AND UNITS ISSUED IN ACCORDANCE WITH
       ITEM I OF THE AGENDA.

03     APPROVE THE PUBLIC OFFER IN THE SECURITIES MARKETS        Mgmt          For                            For
       OF MEXICO, UNITED STATES OF AMERICA AND OTHER
       MARKETS.

04     TO AUTHORIZE THE DIRECTORS (1) TO DETERMINE               Mgmt          For                            For
       THE SUBSCRIPTION PRICE PER SHARE, AND PER UNIT
       DURING THE PUBLIC OFFER; (2) TO DETERMINE THE
       AMOUNT TO BE ALLOCATED AS CAPITAL STOCK INCREASE
       AND AMOUNT AS SUBSCRIPTION PREMIUM PER SHARE
       AND PER UNIT, AND (3) TO DETERMINE THE MANNER,
       TERM AND CONDITIONS FOR THE CAPITAL INCREASE
       AND THE PUBLIC OFFERING OF THE UNITS.

05     APPROVE THE CONDITIONS PRECEDENT FOR THE EFFECTIVENESS    Mgmt          For                            For
       OF THE RESOLUTIONS ADOPTED DURING THE MEETING.

06     ISSUANCE OF POWERS OF ATTORNEY TO EXECUTE THE             Mgmt          For                            For
       RESOLUTIONS ADOPTED DURING THE MEETING.

07     APPOINTMENT OF DELEGATES FOR THE SHAREHOLDERS             Mgmt          For                            For
       MEETING.

08     APPROVAL OF THE MINUTES OF THE SHAREHOLDERS               Mgmt          For                            For
       MEETING.




--------------------------------------------------------------------------------------------------------------------------
 FOMENTO ECONOMICO MEXICANO, S.A. DE                                                         Agenda Number:  932268635
--------------------------------------------------------------------------------------------------------------------------
        Security:  344419106
    Meeting Type:  Annual
    Meeting Date:  10-Mar-2005
          Ticker:  FMX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      REPORT OF THE BOARD OF DIRECTORS; PRESENTATION            Mgmt          For
       OF THE FINANCIAL STATEMENTS OF FOMENTO ECONOMICO
       MEXICANO, S.A. DE C.V., FOR THE 2004 FISCAL
       YEAR, AND THE REPORT OF THE EXAMINER PURSUANT
       TO ARTICLE 172 OF THE GENERAL LAW OF COMMERCIAL
       COMPANIES AND THE APPLICABLE PROVISIONS OF
       THE SECURITIES MARKET LAW.

II     APPLICATION OF THE RESULTS FOR THE 2004 FISCAL            Mgmt          For
       YEAR, INCLUDING THE PAYMENT OF A CASH DIVIDEND,
       IN MEXICAN PESOS.

III    PROPOSAL TO DETERMINE THE MAXIMUM AMOUNT TO               Mgmt          For
       BE USED IN THE SHARE REPURCHASE PROGRAM.

IV     ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS             Mgmt          For
       AND EXAMINERS, AND RESOLUTION WITH RESPECT
       TO THEIR REMUNERATION.

V      APPOINTMENT OF COMMITTEES.                                Mgmt          For

VI     APPOINTMENT OF DELEGATES FOR THE SHAREHOLDERS             Mgmt          For
       MEETING.

VII    MINUTES OF THE SHAREHOLDERS  MEETING.                     Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA PLASTICS CORP                                                                       Agenda Number:  700655167
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26095102
    Meeting Type:  AGM
    Meeting Date:  23-May-2005
          Ticker:
            ISIN:  TW0001301000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report on 2004 business operations            Mgmt          For                            *

2.     Receive the financial statement for the year              Mgmt          For                            *
       2004 and approve the distribution of profit
       and cash dividend of TWD 3.6 per share

3.     Approve the issuance of new shares; stock dividend:       Mgmt          For                            *
       90 for 1,000 shares held

4.     Amend the Articles of Incorporation                       Mgmt          For                            *

5.     Other issues                                              Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 FOXCONN INTERNATIONAL HOLDINGS LTD                                                          Agenda Number:  700713185
--------------------------------------------------------------------------------------------------------------------------
        Security:  G36550104
    Meeting Type:  AGM
    Meeting Date:  08-Jun-2005
          Ticker:
            ISIN:  KYG365501041
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited consolidated financial statements     Mgmt          For                            *
       for the YE 31 DEC 2004 together with the reports
       of the Directors and the Auditors thereon

2.1    Re-elect Mr. Dai Feng Shuh as a Director and              Mgmt          For                            *
       authorize the Board of Directors of the Company
       to fix his remuneration

2.2    Re-elect Mr. Chang Ban Ja, Jimmy as a Director            Mgmt          For                            *
       and authorize the Board of Directors of the
       Company to fix his remuneration

2.3    Re-elect Ms. Gou Hsiao ling as a Director and             Mgmt          For                            *
       authorize the Board of Directors of the Company
       to fix his remuneration

2.4    Re-elect Mr. Lee Jin Ming as a Director and               Mgmt          For                            *
       authorize the Board of Directors of the Company
       to fix his remuneration

2.5    Re-elect Mr. Lu Fang Ming as a Director and               Mgmt          For                            *
       authorize the Board of Directors of the Company
       to fix his remuneration

2.6    Re-elect Mr. Lau Siu Ki as a Director and authorize       Mgmt          For                            *
       the Board of Directors of the Company to fix
       his remuneration

2.7    Re-elect Mr. Edward Fredrick Pensel as a Director         Mgmt          For                            *
       and authorize the Board of Directors of the
       Company to fix his remuneration

2.8    Re-elect Mr. Mao Yu Lang as a Director and authorize      Mgmt          For                            *
       the Board of Directors of the Company to fix
       his remuneration

3.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            *
       and authorize the board of Directors of the
       Company to fix his remuneration

4.     Authorize the Directors of the Company  Directors         Mgmt          For                            *
       , during the relevant period  as specified
       of all the powers of the Company to purchase
       shares of the Company  shares , subject to
       and in accordance with the applicable laws;
       the total nominal amount of shares which may
       be purchased on The Stock Exchange of Hong
       Kong Limited or any other stock exchange recognized
       for this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases pursuant to the approval
       shall not exceed 10% of the total nominal amount
       of the share capital of the Company in issue
       on the date of passing of this resolution,
       and the said approval shall be limited accordingly;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by its memorandum and
       articles of association or any applicable laws
       of the Cayman Islands to be held

5.     Authorize the Directors, during or after the              Mgmt          Against                        *
       end of the relevant period  as specified  of
       all the powers of the Company to allot, issue
       and deal with additional shares and to make
       or grant offers, agreements, options and warrants
       which would or might require the exercise of
       such power; the total nominal amount of additional
       shares issued, allotted, dealt with or agreed
       conditionally or unconditionally to be issued,
       allotted or dealt with, by the Directors pursuant
       to the approval as specified, otherwise than
       pursuant to: i) a rights issue  as specified
       , or (ii) any option scheme or similar arrangement
       for the time being adopted for the granting
       or issuance of shares or rights to acquire
       shares, or (iii) any scrip dividend scheme
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend on shares in accordance with the articles
       of association of the Company, shall not exceed
       the aggregate of: i) 20% of the total nominal
       amount of the share capital of the Company
       in issue on the date of passing of this resolution;
       plus ii)  if the Directors are so authorized
       by a separate ordinary resolution of the shareholders
       of the Company  the nominal amount of share
       capital of the Company repurchased by the Company
       subsequent to the passing of this resolution
       up to a maximum equivalent to 10% of the total
       nominal amount of the share capital of the
       Company in issue on the date of passing of
       this resolution , and the said approval shall
       be limited accordingly;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by its memorandum and articles of
       association or any applicable laws of the Cayman
       Islands to be held

6.     Authorize the Directors, subject to the passing           Mgmt          For                            *
       of the Resolutions Numbers 4 and 5 as specified,
       to issue, allot and deal with any additional
       shares pursuant to Resolution Number 5 as specified
       be hereby extended by the addition thereto
       of the total nominal amount of shares which
       may be purchased by the Company under the authority
       granted pursuant to Resolution Number 4 above,
       provided that such amount of shares so purchased
       shall not exceed 10% of the total nominal amount
       of the share capital of the Company in issue
       on the date of passing of this resolution

7.     Authorize the Directors, during the relevant              Mgmt          For                            *
       period  as specified  of all the powers of
       the Company to allot, issue and deal with additional
       shares under the Share Scheme; the total nominal
       amount of additional shares issued, allotted
       or dealt with, by the Directors pursuant to
       the approval as specified shall not exceed
       the aggregate of 2% of the total nominal amount
       of the share capital of the Company in issue
       on the date of the AGM;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by its memorandum and articles of
       association or any applicable laws of the Cayman
       Islands to be held

S.8    Amend the existing Articles of Association of             Mgmt          For                            *
       the Company in the following manner: a) by
       deleting Article 59(b) in its entirety and
       substituting with the specified one; b) by
       deleting the specified words Article 95; c)
       by deleting the specified word from the first
       sentence in Article 112; and d) by deleting
       the specified sentences from Article 115




--------------------------------------------------------------------------------------------------------------------------
 GAIL (INDIA) LTD                                                                            Agenda Number:  700591616
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2682X135
    Meeting Type:  AGM
    Meeting Date:  30-Sep-2004
          Ticker:
            ISIN:  INE129A01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            *
       sheet as at 31 MAR 2004, audited profit and
       loss account for the YE 31 MAR 2004, the Board
       s report and addendum thereto, the Auditors
       report and the comments thereupon of Comptroller
       & Auditor General of India

2.     Declare a total dividend of 80% on the paid-up            Mgmt          For                            *
       equity share capital of the Company for the
       FYE on 31 MAR 2004, including interim dividend
       of 40% on the paid-up equity share capital
       already paid

3.     Re-appoint Mr. J.K. Jain as a Director, who               Mgmt          For                            *
       retires by rotation

4.     Re-appoint Mr. S.P. Rao as a Director, who retires        Mgmt          For                            *
       by rotation

5.     Re-appoint Mr. B.S. Negi as a Director, who               Mgmt          For                            *
       retires by rotation

6.     Authorize the Board of Directors of the Company,          Mgmt          For                            *
       in terms of the provisions of Section 224 (8)
       (aa) of the Companies Act 1956, to decide and
       fix the remuneration of the Statutory/Branch
       Auditors of the Company for the FY 2004-2005,
       as may be deemed fit by the Board

7.     Appoint Mr. A.K. Srivastava as a Director of              Mgmt          For                            *
       the Company, liable to retire by rotation

8.     Appoint Dr. U.D. Choubey as a Director  Marketing         Mgmt          For                            *
       of the Company on whole time basis for 5 years
       or till the date of his superannuation, whichever
       is earlier, liable to retire by rotation, on
       such terms and conditions, remuneration and
       tenure as may be determined by the President
       of India

S.9    Approve that, pursuant to the provisions of               Mgmt          For                            *
       Section 163 and other applicable provisions
       of the Companies Act, 1956, if any, the register
       of Members and index of Members in respect
       of shares/securities issued by the Company
       and copies of the annual returns, prepared
       under Section 159 and 160, of the Companies
       Act, 1956 together with the copies of the certificates
       and documents required to be annexed thereto
       under Sections 160 and 161 of the Companies
       Act, 1956, be kept at the office of Registrar
       & Share Transfer Agent of the Company i.e.
       MCS Limited or at any other place of the office
       of the existing Registrar and Share Transfer
       Agent, or of any other Registrar and Share
       Transfer Agent, as may be appointed by the
       Board of Directors, in New Delhi




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700682063
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2005
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            *
       profit and loss account and notes to the accounts,
       as well as the Management report of both Gas
       Natural SDG, Sociedad Anonima, and its consolidated
       Group; the application of profits; the Management
       of the Board of Directors; all the foregoing
       with reference to the year 2004

2.     Approve to transfer the appropriate funds from            Mgmt          For                            *
       the account called Prevision POR Liberatad
       De Amortizacion, an account maintained in anticipation
       of voluntary depreciation, as per the royal
       Decree 2.1985 dated 30 APR, real decreto LEY
       2.1985, to the voluntary reserve account

3.     Amend the Article 33 of the Articles of Association       Mgmt          For                            *

4.     Approve to amend the rules and regulations of             Mgmt          For                            *
       the general meeting: 1) Article 9: attending
       right; to reduce the minimum number of shares
       giving right to attend the general meeting;
       2) the Article 8: proxy voting; 3) and the
       Article 20.3: voting in Absentia

5.     Approve the confirmation, appointment, reappointment      Mgmt          For                            *
       or reelection of Directors and, setting of
       their number

6.     Authorize the Board of Directors to carry out             Mgmt          For                            *
       the derivative acquisition of own shares, either
       directly or VIA subsidiary Companies, under
       the terms agreed by the general meeting and
       within the limits and requirements provided
       by Law, rendering void the authorization granted
       by the general meeting held on 14 APR 2004

7.     Re-appoint PricewaterhouseCoopers Auditors,               Mgmt          For                            *
       Sociedad Limitada, as the Auditors of the Company
       and its consolidated Group for the year 2006

8.     Approve to delegate the powers to complement,             Mgmt          For                            *
       develop, execute and amend the resolutions
       adopted by the general meeting, as well as
       for their public recording

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       21 APR 2005.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GLOBE TELECOM INC                                                                           Agenda Number:  700639341
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y27257149
    Meeting Type:  AGM
    Meeting Date:  04-Apr-2005
          Ticker:
            ISIN:  PHY272571498
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the determination of quorum                       Mgmt          For                            *

2.     Approve the minutes of previous meeting                   Mgmt          For                            *

3.     Approve the annual report of the Officers                 Mgmt          For                            *

4.A    Ratify all acts and resolutions of the Board              Mgmt          For                            *
       of Directors and Management adopted in the
       ordinary course of business during the preceding
       year

4.B    Ratify the resolution of the Board of Directors           Mgmt          For                            *
       adopted on 01 FEB 2005 reducing the authorized
       capital stock to cancel treasury shares, and
       approve the amendment to the Article 7 of the
       amended Articles of Incorporation to reflect
       the same

5.     Elect the Directors  including the Independent            Mgmt          For                            *
       Directors

6.     Elect the Auditors and approve to fix their               Mgmt          For                            *
       remuneration

7.     Any other business                                        Other         For                            *

8.     Adjournment                                               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 GROUPE DANONE                                                                               Agenda Number:  700658288
--------------------------------------------------------------------------------------------------------------------------
        Security:  F12033134
    Meeting Type:  MIX
    Meeting Date:  22-Apr-2005
          Ticker:
            ISIN:  FR0000120644
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       22 APR 2005.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU

O.1    Receive the report of the Board of Directors              Mgmt          For                            *
       and the general report of the Statutory Auditors
       and approve the financial statements and the
       balance sheet for the year 2004

O.2    Approve the consolidated financial statements             Mgmt          For                            *
       for the FY, ending on 31 DEC 2004

O.3    Approve that the profits for the FY amount to             Mgmt          For                            *
       EUR 422,978,494.25 and the prior retained earnings
       amount to EUR 1,268,339,828.36, and to appropriate
       the disposable profits of EUR 1,696,305,822.61
       as follows: global dividend: EUR 361,928,952.00;
       carry forward account: EUR 1,334,376,870.61;
       an amount of EUR 200,000,000.00 charged to
       the special reserve on long-term capital gains
       will be transferred to the ordinary reserves
       account; an amount of EUR 4,987,500.00 charged
       to the ordinary reserves account to be transferred
       to the carry forward account following this
       appropriation; the carry forward account will
       amount to EUR 1,339,634,370.61; the shareholders
       to receive a net dividend of EUR 1.35 per share
       and this dividend will be paid on 17 MAY 2005

O.4    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Articles l.225-38 and
       sequence of the French Commercial Code

O.5    Approve to renew the term of office of Mr. Bruno          Mgmt          For                            *
       Bonnell as Director for a period of 3 years

O.6    Approve to renew the term of office of Mr. Michel         Mgmt          For                            *
       David-Weill as a Director for a period of 3
       years

O.7    Approve to renew the term of office of Mr. Jacques        Mgmt          For                            *
       Nahmias as a Director for a period of 3 years

O.8    Approve to renew the term of office of Mr. Jacques        Mgmt          For                            *
       Vincent as a Director for a period of 3 years

O.9    Ratify the co-optation of Mr. Hirokatsu Hirano            Mgmt          For                            *
       as a Director for a period of 3 years

O.10   Ratify the co-optation of Mr. Jean Laurent,               Mgmt          For                            *
       as a Director until the OGM called to deliberate
       on the financial statements for the year 2005

O.11   Appoint Mr. Bernard Hours as a Director for               Mgmt          For                            *
       a period of 3 years

O.12   Authorize the Board of Directors to trade in              Mgmt          For                            *
       the Company s shares on the stock market, as:
       maximum purchase price: EUR 100.00; minimum
       sale price: EUR 60.00; maximum number of shares
       to be traded: 18,000,000;  Authority is given
       for a period of 18 months ; approve to cancel
       and replace the delegation set forth in Resolution
       12 and given by the combined general meeting
       of 15 APR 2004 and authorize the Board of Directors
       to take all necessary measures and  accomplish
       all necessary formalities

O.13   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 12 and
       given by the combined general meeting of 11
       APR 2003, to issue, in France or abroad, ordinary
       bonds or subordinated bonds for a maximum nominal
       amount of EUR 2,000,000,000.00;  Authority
       is given for a period of 5 years

O.14   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 13 and
       given by the general meeting of 15 APR 2004,
       to increase in one or more transactions, in
       France or abroad, the share capital by a maximum
       nominal amount of EUR 45,000,000.00, by way
       of issuing ordinary shares of the company and
       securities giving access to the share capital,
       preferential right of subscription maintained
       and the nominal value of debt securities issued
       not exceeding EUR 2,000,000,000.00;  Authority
       is given for a period of 26 months ; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

O.15   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 14 and
       given by the general meeting of 15 APR 2004,
       to increase in one or more transactions, in
       France or abroad, the share capital by a maximum
       nominal amount of EUR 33,000,000.00, by way
       of issuing ordinary shares of the company and
       securities giving access to the share capital,
       without the shareholders  preferential subscription
       rights maintained provided that the nominal
       value of debt securities issued shall not exceed
       EUR 2,000,000,000.00;  Authority is given for
       a period of 26 months ; authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

O.16   Authorize the Board of Directors, for the issues          Mgmt          For                            *
       referred to in Resolutions 14 and 15, to increase
       the number of securities to be issued; Authority
       is given for a period of 26 months

O.17   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 14 and
       given by the general meeting of 15 APR 2004,
       to issue shares and securities giving access
       to the share capital as a remuneration of shares
       tendered to any public exchange offer made
       by the company;  Authority is given for a period
       of 26 months ; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

O.18   Authorize the Board of Directors, to issue the            Mgmt          For                            *
       Company s shares and securities giving access
       to the share capital in order to remunerate
       the contributions in kind, provided that it
       does not exceed 10% of the share capital;
       Authority expires at the end of 26 months ;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

O.19   Authorize the Board of Directors, to issue one            Mgmt          For                            *
       or more transactions, in France or abroad,
       securities giving rights to the allocation
       of the debt securities such as bonds, similar
       instruments and fixed term or unfixed term
       subordinate bonds provided that the nominal
       value of debt securities to be issued shall
       not exceed EUR 2,0000,000,000.00;  Authority
       is given for a period of 26 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.20   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital in one or more transactions
       by a maximum nominal amount of EUR 33,000,000.00
       by way of capitalizing retained earnings, income
       or additional paid-in capital or any other
       capitalizable items, to be carried out through
       the issue and allocation of free shares or
       the raise of the par value of the existing
       shares or by simultaneously;  Authority is
       given for a period of 26 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

O.21   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 15 and
       given by the general meeting of 15 APR 2004
       , to increase the share capital in one or more
       transactions at its sole discretion in favour
       of the Company s employees who are the Members
       of the Company Savings Plan provided that the
       amount shall not exceed 2,000,000.00;  Authority
       is given for a period of 26 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.22   Authorize the Company and its subsidiaries,               Mgmt          For                            *
       employees and Officers, replacing the delegation
       set forth in Resolution 15 and given by the
       general meeting of 15 APR 2004, to purchase
       Company s existing shares, provided that the
       total number of shares not to exceed 3,000,000.00;
       Authority is given for a period of 26 months
       ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.23   Authorize the Board of Directors in one or more           Mgmt          For                            *
       transactions, the Company and its subsidiaries,
       employees and Officers, to issue ordinary shares,
       provided that the total number of shares not
       to exceed 0.40% of the Company s share capital;
       Authority is given for a period of 26 months
       ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.24   Authorize the Board of Directors in substitution          Mgmt          For                            *
       to the earlier authorizations, to reduce the
       share capital by canceling the shares held
       by the Company in connection with a stock repurchase
       plan, provided that the total number of shares
       cancelled in the 24 months does not exceed
       10% of the capital;  Authority is given for
       a period of 24 months

O.25   Grant all powers to the bearer of the a copy              Mgmt          For                            *
       of an extract of the minutes of this meeting
       in order to accomplish all formalities, filings
       and registrations prescribed by law

       PLEASE NOTE THAT THE MIXED MEETING TO BE HELD             Non-Voting    No vote
       ON 12 APR 2005 HAS BEEN POSTPONED AND WILL
       BE HELD ON SECOND CALL ON 22 APR 2005. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO BANORTE SA DE CV GFNORTE                                                   Agenda Number:  700694070
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49501201
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  MXP370711014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of Board of Directors as               Mgmt          For                            *
       per Article 172 Commercial Companies Law for
       the FYE 31 DEC 2004 and read the report of
       the Commissioners and the Auditors Committee

2.     Approve to apply the earnings                             Mgmt          For                            *

3.     Appoint the Members for the Board of Directors            Mgmt          For                            *
       and Commissioners

4.     Approve to set the allowances for the Directors           Mgmt          For                            *
       and Commissioners

5.     Approve the report of the Board of Directors              Mgmt          For                            *
       concerning the transactions executed with Company
       shares during 2004 and set the maximum amount
       of resources to purchase Company shares during
       FY 2005

6.     Appoint Delegate or Delegates to legalize and             Mgmt          For                            *
       execute the resolutions adopted by the meeting

7.     Approve the minutes of the meeting                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 H D F C BANK LTD                                                                            Agenda Number:  700609689
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3119P117
    Meeting Type:  EGM
    Meeting Date:  30-Nov-2004
          Ticker:
            ISIN:  INE040A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that, pursuant to section 81 and other            Mgmt          For                            *
       applicable provisions, if any, of the Companies
       Act, 1956  including any amendment(s) thereto
       or modification(s) or re-enactment(s) thereof
       Act , the Memorandum and Articles of Association
       of the Bank and subject to the regulations/guidelines,
       if any, prescribed by the Reserve Bank of India,
       the Securities and Exchange Board of India
       and/or any other relevant authority from time
       to time to the extent applicable and subject
       to such consents and other approvals as may
       be necessary and subject to such conditions
       and modifications as may be considered necessary
       by the Board of Directors or as may be prescribed
       or made, in granting such consents and approvals
       and which may be agreed to by the Board, the
       consent of the Bank be and is hereby accorded
       to the Board to offer issue and allot, in the
       course of international offering(s) in one
       or more tranches to Foreign Investors, Foreign
       Institutional Investors, Non-Resident Indians,
       Corporate Bodies, Trusts, Mutual Funds, Banks,
       Insurance Companies, Pension Funds, Individuals
       and/or Trustees and/or stabilization Agents
       or otherwise, whether shareholders of the Bank
       or not, through a public issue and/or on a
       private placement basis, equity securities
       in the form of American Depositary Shares representing
       equity shares of the Bank  ADSs  to be listed
       on d New York Stock Exchange, through prospectus
       and/or offer letter and/or circular basis such
       that the total amount raised through the aforesaid
       equity shares should not exceed USD 300 million
       including a right to the Board to retain for
       additional allotment such amount of subscription
       not exceeding 15% of the amount of the initial
       offer of each tranche as the Board may deem
       fit, at such price or prices, in such manner
       and where necessary in consultation with the
       Lead Managers and/or Underwriters and/or St
       ar4fero on such terms and conditions as the
       Board, may, in its absolute discretion decide
       at the time of issue of securities; authorize
       the Board, for the purpose of giving effect
       to any creation, issue, offer or allotment
       of equity shares or securities or instruments
       representing the same, as described herein,
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, including
       without limitation, the entering into arrangements
       for managing, underwriting, marketing, listing,
       trading, acting as depository, custodian, registrar,
       paying and conversion agent, trustee and to
       issue any offer document(s) and sign all applications,
       filings, deeds, documents and writings and
       to pay any fees, commissions, remuneration,
       expenses relating thereto and with power on
       behalf of the Bank to settle all questions,
       difficulties or doubts, that may arise in regard
       to such issue(s) or allotment(s) as it may,
       in its absolute discretion deem fit; any bank
       or depositary authorized by the Board may upon
       the issue of the equity shares of the Bank
       and the deposit thereof with such bank or depositary,
       issue American Depositary Receipts evidencing
       such ADSs with such features and attributes
       as are prevalent in international capital markets
       for instruments of this nature and providing
       for the tradeability or free transferability
       thereof as per international practices and
       regulations and under the forms and practices
       prevalent in the international markets; authorize
       the Board to file the requisite registration
       statements and other documents with the Securities
       and Exchange Commission, USA; and authorize
       the Board to delegate all or any of its powers
       herein conferred to any Committee or any one
       or more executives of the Bank




--------------------------------------------------------------------------------------------------------------------------
 H D F C BANK LTD                                                                            Agenda Number:  700729532
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3119P117
    Meeting Type:  AGM
    Meeting Date:  17-Jun-2005
          Ticker:
            ISIN:  INE040A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            *
       as at 31 MAR 2005 and profit and loss account
       for the YE on that date end reports of the
       Directors and the Auditors

2.     Declare a dividend                                        Mgmt          For                            *

3.     Re-appoint Mr. Vineet Jam as a Director who               Mgmt          For                            *
       retires by rotation

4.     Re-appoint Mr. Arvind Pande as a Director who             Mgmt          For                            *
       retires by rotation

5.     Approve the retirement by rotation of Mr. Anil            Mgmt          For                            *
       Ahuja and not to fill the vacancy in view of
       the desire expressed by him for not seeking
       the re-appointment

6.     Re-appoint, subject to the approval of the Reserve        Mgmt          For                            *
       Bank of India, M/s. P.C. Hansotia & Co., Chartered
       Accountants, as the Auditors of the Bank from
       the conclusion of this meeting until the conclusion
       of the next AGM, on a remuneration of such
       sum as may be fixed by the Audit and Compliance
       Committee of the Board in the best of interest
       of the Bank, for the purpose of audit of the
       Bank s accounts of its head office, regional
       and branch offices

7.     Appoint Mr. Ashim Samanta as a Director of the            Mgmt          For                            *
       Bank liable to retire by rotation

S.8    Approve, pursuant to the applicable provisions            Mgmt          For                            *
       of the Companies Act, 1958 and the Listing
       Agreement s  entered into with the Stock Exchanges,
       the payment of sitting fees to the Directors
       of the Bank for attending the meetings of the
       Board of Directors and Committees as may be
       constituted by the Board of Directors from
       time to time, to the extent of INR 10,000 per
       meeting; approve, notwithstanding the aforesaid,
       the sitting fees payable for attending the
       meetings of the Investors  Grievance  Share
       Committee shall be INR 5,000 per meeting;
       and authorize the Board of Directors of the
       Bank to determine/vary the amount of sitting
       fees payable to the Directors for attending
       the meetings of the Board of Directors and
       Committees thereof, within such maximum permissible
       limit as may be prescribed under the Companies
       Act, 1956 and rules made and notifications
       issued thereunder

S.9    Approve that, pursuant to Section 81 and other            Mgmt          Abstain                        *
       applicable provisions, if any, of the Companies
       Act, 1956  including any amendment s  thereto
       or modification s  or re-enactment s  thereof
       and in accordance with the provisions of the
       Memorandum and Articles of Association of the
       Bank and the regulations/guidelines, if any,
       prescribed by the Securities and Exchange Board
       of India  SEBI , the Reserve Bank of India
       RBI , and all other concerned and relevant
       authorities from time to time, to the extent
       applicable and subject to such approvals, consents,
       permissions and sanctions of the Government
       of India, SEBI, RBI and all other appropriate
       authorities, Institutions or bodies and subject
       to such conditions an modifications as may
       be prescribed by any of them while granting
       such approvals, consents, permissions and sanctions
       the Board of Directors of the Bank and authorize
       the Board of Directors to issue, offer and
       allot one crore equity stock options, convertible
       into equity shares of the aggregate nominal
       face value not exceeding INR 10,00,00,000 to
       the present and future employees and Directors
       of the Bank under an Employee Stock Option
       Scheme  hereinafter referred to  ESOS   on
       the terms and conditions as specified and on
       such other terms and conditions and in such
       tranche/s as may be decided by the Board in
       its absolute discretion; authorize the Board,
       without prejudice to the generality of the
       above, but subject to the terms, as approved
       by the members, to implement the scheme  with
       or without modifications and variations  in
       one or more trenches in such manner as the
       Board may deem fit; authorize the Board, for
       the purpose at giving effect to the above resolution,
       to do all such acts, deeds, matters and things
       and execute all such deeds documents, instruments
       and writings as it may in its absolute discretion
       deem necessary or desirable and pay fees and
       commission and incur expenses in relation thereof;
       authorize the Board to settle all questions,
       difficulties or doubts that may arise in relation
       to the implementation of the scheme  including
       to amend or modify any of the terms thereof
       and to the shares issued herein without being
       required to seek any further concern or approval
       of the members or otherwise to the end and
       intent that the members shall be deemed to
       have given their approval thereto expressly
       by authority of this resolution; approve that
       no single employee/Director shall be granted
       options under the scheme or under existing
       schemes entitling such employee/d equity shares
       in the Bank which would represent more than
       1% of the paid-up share capital of the Bank
       as on the date of grant of options or 10% of
       the total number of options granted under the
       Scheme and that the minimum number of options
       that can be granted under the forthcoming schemes
       as well as existing schemes are zero; approve
       that the equity shares to be issued as stated
       aforesaid shall rank pert with all the existing
       equity shares of the Bank for all purposes;
       approve, subject to the applicable regulatory
       requirements end subject to the approval of
       the Reserve Bank of India, to grant the Directors
       of the Bank the stock options pursuant to the
       Scheme in one or more trenches, subject to
       the maximum of 1% of the paid-up share capital
       of the Bank as on the date of grant of options
       or 10% of the total number of options granted
       under the Scheme in any financial year as well
       as in aggregate




--------------------------------------------------------------------------------------------------------------------------
 HANIL CEMENT CO LTD                                                                         Agenda Number:  700654002
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3050K101
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  KR7003300001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and disposition of retained earnings

2.1    Elect Mr. Heo Dong Sheop as a Director                    Mgmt          For                            *

2.2    Elect Mr. Chung Whan Jin as a Director                    Mgmt          For                            *

2.3    Elect Mr. Choi Byung Kil as a Director                    Mgmt          For                            *

2.4    Elect Mr. Hyun Cheong Taek as a Director                  Mgmt          For                            *

2.5    Elect Mr. Lee Seok Woo as a Director                      Mgmt          For                            *

3.     Approve the remuneration limit for the Directors          Mgmt          For                            *

4.     Approve the remuneration limit for the Auditors           Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 HARMONY GOLD MINING CO LTD                                                                  Agenda Number:  700605201
--------------------------------------------------------------------------------------------------------------------------
        Security:  S34320101
    Meeting Type:  EGM
    Meeting Date:  12-Nov-2004
          Ticker:
            ISIN:  ZAE000015228
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.O1   Approve, subject to 3.O2 and 2.S1, the acquisition        Mgmt          For                            *
       by the Company of the shares in the ordinary
       share capital of Gold Fields Ltd, by way of
       the early settlement offer and the subsequent
       offer

2.S1   Approve, subject to 1.O1 and 3.O2, to increase            Mgmt          For                            *
       the authorized ordinary share capital of the
       Company from ZAR 225,000,000 to ZAR 600,000,000
       by the creation of 750,000,000 new ordinary
       shares of ZAR 0.50 each ranking pari passu
       with the existing ordinary shares

3.O2   Authorize the Directors of the Company, subject           Mgmt          For                            *
       to 1.O1 and 2.S1,  to allot and issue such
       number of unissued shares in the capital of
       the Company as may be necessary to implement
       the offers

4.O3   Authorize the Directors of the Company to allot           Mgmt          For                            *
       and issue, after providing for the Harmony
       Share Option Schemes of 1994, 2001 and 2003,
       the remaining unissued shares including the
       new ordinary shares created ito 2.S1

5.O4   Authorize the Directors of the Company to allot           Mgmt          For                            *
       and issue equity securities, including the
       grant or issue of options or securities that
       are convertible into an existing class of equity
       securities, for cash

6.O5   Authorize the Directors, subject to 1.O1, 3.O2            Mgmt          For                            *
       and 2.S1, to allot and issue unissued shares
       in the Company to Mvelaphanda Gold, Mezz SPV
       or to the providers of Mezzanine Finance ito
       the empowerment transaction

7.O6   Authorize any 1 of the Directors of the Company           Mgmt          For                            *
       to do all such things and sign all such documents
       as may be necessary for or incidental to the
       implementation of the offers and the resolutions
       proposed at the general meeting




--------------------------------------------------------------------------------------------------------------------------
 HARMONY GOLD MINING CO LTD                                                                  Agenda Number:  700606544
--------------------------------------------------------------------------------------------------------------------------
        Security:  S34320101
    Meeting Type:  AGM
    Meeting Date:  12-Nov-2004
          Ticker:
            ISIN:  ZAE000015228
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 204981 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive and adopt the annual financial statements         Mgmt          For                            *
       for the YE 30 JUN 2004 including the reports
       of the Directors and the Auditors

2.     Approve to fix the remuneration of the Directors          Mgmt          For                            *

3.     Re-elect the number of Directors by way of a              Mgmt          For                            *
       single resolution

4.1    Re-elect Mr. R. Menell as a Director                      Mgmt          For                            *

4.2    Re-elect Mr. M. Motloba as a Director                     Mgmt          For                            *

4.3    Re-elect Dr. M.Z. Nkosi as a Director                     Mgmt          For                            *

4.4    Re-elect Mr. N.V. Qangule as a Director                   Mgmt          For                            *

5.1    Re-elect Mr. F. Dippenaar as a Director, who              Mgmt          For                            *
       retires by rotation

5.2    Re-elect Mr. N. Fakude as a Director, who retires         Mgmt          For                            *
       by rotation

5.3    Re-elect Dr. S. Lushaba as a Director, who retires        Mgmt          For                            *
       by rotation

6.S1   Approve to increase the share capital of the              Mgmt          For                            *
       Company from MYR 175,000,000 divided into 350,000,000
       ordinary shares of 50 cents each to MYR 225,000,000
       divided into 450,000,000 ordinary shares of
       50 cents each by the creation of 100000000
       new ordinary shares of 50 cents each ranking
       pari passu in all respects with the existing
       ordinary shares in the authorized share capital
       of the Company

6.S2   Authorize the Company or any of its subsidiaries,         Mgmt          For                            *
       in terms of Section 85(2) of the Companies
       Act, 1973, to acquire shares issued by the
       Company, on the open market of JSE, as determined
       by the Directors, but subject to the provisions
       of the Act and the listing requirements of
       the JSE, not exceeding in aggregate 20% of
       the Company s issued ordinary share capital
       in any 1 FY, at a price of no more than 10%
       above the weighted average market price of
       such shares over the previous 5 business days;
       Authority expires the earlier of the next
       AGM or 15 months ; a paid press announcement
       will be published when the Company has acquired,
       on a cumulative basis, 3% of the initial number
       of the relevant class of securities and for
       each 3% in aggregate of the initial number
       of that class acquired thereafter

7.O1   Authorize the Directors of the Company to allot           Mgmt          For                            *
       and issue, after providing for the requirements
       of the Harmony (1994) Share Option Scheme,
       the Harmony (2001) Share Option Scheme and
       the Harmony (2003) Share Option Scheme, all
       or any of the remaining unissued securities
       in the capital of the Company at such time
       or times to such person or persons or bodies
       corporate upon such terms and conditions as
       the Directors may from time to time at their
       sole discretion determine, subject to the provisions
       of the Companies Act, 1973 (Act 61 if 1973)
       as amended, and the Listing Requirements of
       the JSE Securities Exchange of South Africa

8.O2   Authorize the Directors, subject to the listing           Mgmt          Against                        *
       requirements of the JSE Securities Exchange
       South Africa, to allot and issue equity securities
       for cash, not exceeding in aggregate 15% of
       the number of shares in the Company s issued
       share capital, at the maximum permitted discount
       of 10% of the weighted average traded price
       of such shares over the 30 days prior to the
       date that the price of the issue is determined
       by the Directors, and issues at a discount
       greater than 10% may be undertaken subject
       to specific shareholder consent;  Authority
       expires the earlier of the next AGM of the
       Company, or 15 months ; a paid press announcement
       giving full details, including the impact on
       the net asset value and earnings per share,
       will be published at the time of any issue
       of shares representing, on a cumulative basis
       within one year, 5% or more of the number of
       the Company s issued shares prior to any such
       issue




--------------------------------------------------------------------------------------------------------------------------
 HARVEST NATURAL RESOURCES, INC.                                                             Agenda Number:  932312173
--------------------------------------------------------------------------------------------------------------------------
        Security:  41754V103
    Meeting Type:  Annual
    Meeting Date:  19-May-2005
          Ticker:  HNR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       STEPHEN D. CHESEBRO'                                      Mgmt          For                            For
       JOHN U. CLARKE                                            Mgmt          For                            For
       BYRON A. DUNN                                             Mgmt          For                            For
       JAMES A. EDMISTON                                         Mgmt          For                            For
       H.H. HARDEE                                               Mgmt          For                            For
       PETER J. HILL                                             Mgmt          For                            For
       PATRICK M. MURRAY                                         Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE YEAR ENDED DECEMBER 31, 2005




--------------------------------------------------------------------------------------------------------------------------
 HEINEKEN NV                                                                                 Agenda Number:  700684601
--------------------------------------------------------------------------------------------------------------------------
        Security:  N39427211
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2005
          Ticker:
            ISIN:  NL0000009165
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       228198 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 13 APR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

       Opening                                                   Non-Voting    No vote

1.     Receive the Report of Management Board                    Mgmt          For                            *

2.     Approve the Financial Statements and Statutory            Mgmt          For                            *
       Reports

3.     Receive the explanation of Company s Reserves             Mgmt          For                            *
       and Dividend Policy

4.     Approve the Allocation of Income and Dividends            Mgmt          For                            *

5.     Approve the discharge of Executive Board                  Mgmt          For                            *

6.     Approve the discharge of Supervisory Board                Mgmt          For                            *

7.     Amend the Articles to Reflect Recommendations             Mgmt          For                            *
       of Dutch Corporate Governance Code and Amendments
       to Book 2 of Dutch Civil Code on Two-tiered
       Company Regime

8.     Approve the Remuneration Report Containing Remuneration   Mgmt          For                            *
       Policy for Executive Board Members

9.     Approve the Long-Term Incentive Plan for Executive        Mgmt          For                            *
       Board

10.    Authorize to repurchase of Up to Ten Percent              Mgmt          For                            *
       of Issued Share Capital

11.    Grant the Board Authority to Issue Authorized             Mgmt          For                            *
       Yet Unissued Shares Up to Ten Percent Restricting/Excluding
       Preemptive Rights

       Appointment of two members of the Supervisory             Non-Voting    No vote
       Board; Binding nomination drawn up by the Supervisory
       Board, in accordance with Article 7, Paragraph
       2, of the Articles of Association of Heineken
       N.V., for the appointment of a Supervisory
       Board member.   Please elect One of Two Candidates.

12.1A  Re-elect Maarten Das to Supervisory Board                 Mgmt          For                            *

12.1B  Elect Ruud Overgaauw to Supervisory Board                 Mgmt          For                            *

       Appointment of two members of the Supervisory             Non-Voting    No vote
       Board; Binding nomination drawn up by the Supervisory
       Board, in accordance with Article 7, Paragraph2,
       of the Articles of Association of Heineken
       N.V., for the appointment of a Supervisory
       Board member.  Please elect One of Two Candidates

12.2A  Re-elect Jan Michiel Hessels to Supervisory               Mgmt          Against                        *
       Board

12.2B  Elect Jos Buijs to Supervisory Board                      Mgmt          For                            *

13.    Approve Remuneration of Supervisory Board                 Mgmt          Against                        *

14.    Discuss about Company s Corporate Governance              Mgmt          For                            *
       Code

15.    Approve English as the Official Language of               Mgmt          For                            *
       the Annual Report

       Closure                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 HI-P INTERNATIONAL LTD                                                                      Agenda Number:  700690818
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y32268107
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  SG1O83915098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report and               Mgmt          For                            *
       the audited accounts of the Company for the
       YE 31 DEC 2004 together with the Auditors'
       report thereon

2.     Declare a first and final dividend of 1.0 Singapore       Mgmt          For                            *
       cent per share less income tax for the year
       ended 31 DEC 2004

3.     Re-elect Mr. Yao Hsiao Tung as a Director, who            Mgmt          For                            *
       retires pursuant to Article 91 of the Company's
       Articles of Association

4.     Re-elect Dr. Tan Khee Giap as a Director, who             Mgmt          For                            *
       retires pursuant to  Article 91 of the Company's
       Articles of Association

5.     Re-elect Mr. Chester Lin Chien as a Director,             Mgmt          For                            *
       who retires pursuant to Article 97 of the Company's
       Articles of Association

6.     Approve to pay the Directors' fees of SGD 338,000.00      Mgmt          For                            *
       for the YE 31 DEC 2004

7.     Re-appoint Messrs Ernst & Young as the Company's          Mgmt          For                            *
       Auditors and authorize the Directors to fix
       their remuneration

       Transact any other business                               Non-Voting    No vote

8.     Authorize the Directors, pursuant to Section              Mgmt          Against                        *
       161 of the Companies Act, Chapter 50 and Rule
       806(2) of the Listing Rules of the Singapore
       Exchange Securities Trading Limited  the Listing
       Manual , to allot and issue shares in the Company
       and issue convertible securities and any shares
       in the Company, pursuant to convertible securities
       whether by way of rights, bonus or otherwise
       , the aggregate number of shares  including
       any shares to be issued pursuant to the convertible
       securities  in the Company to be issued shall
       not exceed 50% of the issued share capital
       of the Company, of which the aggregate number
       of shares to be issued other than on a pro-rata
       basis to the existing shareholders of the Company
       does not exceed 20% of the issued share capital
       of the Company and the percentage of issued
       share capital shall be calculated based on
       the Company's issued share capital at the date
       of passing of this resolution after adjusting
       for new shares arising from the conversion
       of convertible securities and new shares arising
       from exercising share options or vesting of
       share awards outstanding or subsisting at the
       time of the passing of this resolution, provided
       the options or awards were granted in compliance
       with the Rules of the Listing Manual and any
       subsequent consolidation or subdivision of
       shares;  Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       the date of the next AGM of the Company as
       required by law

9.     Authorize the Directors, pursuant to Section              Mgmt          For                            *
       161 of the Companies Act, Chapter 50, to offer
       and grant options in accordance with the Hi-P
       Employee Share Option Scheme  the Scheme  and
       to issue such shares as may be required to
       be issued pursuant to the exercise of the options
       granted under the Scheme provided always that
       the aggregate number of shares to be issued
       pursuant to the Scheme shall not exceed 15%
       of the issued share capital of the Company
       from time to time

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HINDALCO INDUSTRIES LTD                                                                     Agenda Number:  700569645
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3196V169
    Meeting Type:  AGM
    Meeting Date:  31-Jul-2004
          Ticker:
            ISIN:  INE038A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited balance            Mgmt          For                            *
       as at 31 MAR 2004 and the profit and loss account
       for the YE on that date, the report of the
       Directors and the Auditors thereon

2.     Approve the declaration and the payment of dividend       Mgmt          For                            *
       on equity shares for the YE 31 MAR 2004

3.     Re-appoint Shri Kumar Mangalam Birla as a Director,       Mgmt          For                            *
       who retires by rotation

4.     Re-appoint Shri A.K. Agarwala as a Director,              Mgmt          For                            *
       who retires by rotation

5.     Re-appoint Shri E.B. Desia as a Director, who             Mgmt          For                            *
       retires by rotation

6.     Re-appoint Messrs. Singhi & Company, Chartered            Mgmt          For                            *
       Accountants, Kolkatta, pursuant to the provisions
       of Section 224 and other applicable provisions,
       if any, of the Companies Act, 1956, as the
       Auditors of the Company until the conclusion
       of the next AGM of the Company and authorize
       the Board of Directors of the Company to fix
       their remuneration for the said period and
       reimbursement of actual out of pocket expenses,
       as may be incurred in the performance of their
       duties

7.     Appoint Messrs. Lodha & Company, Chartered Accountants,   Mgmt          For                            *
       Kolkatta, pursuant to the provisions of Section
       228 and other applicable provisions, if any,
       of the Companies Act, 1956, as the Branch Auditors
       of the Company for auditing the books of accounts
       of accounts maintained in respect of the Company
       s Birla Copper Division at Bhanjeh until the
       conclusion of the next AGM of the Company and
       authorize the Board of Directors of the Company
       to fix their remuneration for the said period
       and reimbursement of actual out of pocket expenses,
       as may be incurred in the performance of their
       duties

S.8    Approve, in partial modification of the relevant          Mgmt          For                            *
       resolutions passed at the previous AGMs of
       the Company and pursuant to the provisions
       of Sections 198, 309, 310, 314 and Schedule
       XIII and other applicable provisions if any
       of the Companies Act, 1956, including any statutory
       modification or re-enactment thereof, the payment
       of revised remuneration to Shri A.K. Agarwala
       as per specified details in relation to this
       resolution during the period 01 APR 2003 till
       the date of his retirement on 10 SEP 2003

S.9    Appoint, in terms of Article 162 of the Articles          Mgmt          For                            *
       of Association of the Company and pursuant
       to the provisions of Section 198, 269, 309,
       311 and all other applicable provisions, if
       any, of the Companies Act 1956, read with Schedule
       XIII and all other applicable guidelines for
       managerial remuneration issued by the Central
       Government, Shri D. Bhattacharya as the Managing
       Director of the Company with effect from 02
       OCT 2003, for a period of 5 years to alter
       the said terms and conditions in such manner
       as may be agreed to between the Board and Shri
       D. Bhattacharya in the best interests of the
       Company but subject to the restrictions, if
       any, contained in the Companies Act and Schedule
       XIII of the said Act or otherwise as may be
       permissible at law; at the specified salary
       and perquisites; and authorize the Board of
       Directors of the Company to do all such acts,
       deeds and things as are necessary or desirable
       to settle of any compensation for loss of office
       in the cases mentioned in the section

S.10   Approve that, pursuant to the provisions of               Mgmt          For                            *
       Sections 198 and 309(4) and other applicable
       provisions, if any, of the Companies Act, 1956
       and supplemental to the resolution passed at
       the AGM of the Company held on 01 AUG 2001,
       consent of the Company be accorder to the payment
       of, in addition to sitting fees for attending
       the meeting of the Board of Committee(s) thereof
       and reimbursement of expenses, in accordance
       with the relevant provisions of the Articles
       of Association of the Company, to the Directors
       of the Company other than the Managing Director,
       a commission at the rate not exceeding 1% of
       the net profits of the Company in each year
       calculated in accordance with the relevant
       provisions of the said Act, without any monetary
       limit as set out in the said earlier resolution,
       but subject to, such ceiling if any, per annum
       as the Board may from time to time fix in that
       behalf, the same to be divided amongst them
       in such manner as the Board may from time to
       time, determine for the remaining period of
       the validity of the said resolution expiring
       on 31 MAR 2006




--------------------------------------------------------------------------------------------------------------------------
 HINDALCO INDUSTRIES LTD                                                                     Agenda Number:  700606188
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3196V169
    Meeting Type:  CRT
    Meeting Date:  16-Nov-2004
          Ticker:
            ISIN:  INE038A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Scheme of Arrangement between the             Mgmt          For                            *
       Indian Aluminium Company Limited  the Demerged
       Company  and the Hindalco Industries Limited
       the Applicant Company  and their respective
       shareholders and the creditors  the Scheme




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700618448
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  OTH
    Meeting Date:  24-Dec-2004
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Approve, subject to the consents, approvals               Mgmt          For                            *
       and permissions being obtained from appropriate
       authorities to the extent applicable or necessary
       and pursuant to Section 293 (1) (a) of the
       Companies Act, 1956, to transfer the Haji Bunder,
       Sewri Undertaking of the Company engaged in
       the business of manufacture and sale of soap
       and soap intermediates to one of the subsidiaries
       of the Company by way of sale or assignment
       at such consideration and with effect from
       such date as the Board of Directors of the
       Company may think fit and authorize the Board
       of Directors of the Company  which shall include
       a Committee of Directors constituted for this
       purpose  to complete the transfer of the said
       undertaking with such modifications as may
       be required by any of the concerned authorities
       or which it may deem to be in the interest
       of the Company and to do all such acts, deeds,
       matters and things as may he deemed necessary
       and/or expedient in the interest of the Company

2.     Approve, subject to the consents, approvals               Mgmt          For                            *
       and permissions being obtained from appropriate
       authorities to the extent applicable or necessary
       and pursuant to Section 293(1)(a) of the Companies
       Act, 1956, to transfer the undertaking of the
       Company engaged in the business of the manufacture
       and sale of functionalized biopolymers, including
       the manufacturing facilities at Pondicherry
       to a suitable third party or to one of the
       subsidiaries of the Company by way of sale
       or assignment at such consideration and with
       effect from such date as the Board of Directors
       of the Company may think fit and authorize
       the Board of Directors of the Company  which
       shall include a Committee of Directors constituted
       for this purpose  to complete the transfer
       of the said undertaking with such modifications
       as may be required by any of the concerned
       authorities or which it may deem to be in the
       interest of the Company and to do all such
       acts, deeds, matters and things as may be deemed
       necessary and/or expedient in the interest
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700696339
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  SGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Approve, subject to the consents, approvals               Mgmt          For                            *
       and permissions being obtained from appropriate
       authorities to the extent applicable or necessary,
       consent of the Company pursuant to Section
       293(1) (a) of the Companies Act, 1956, to transfer
       the tea plantation undertaking  comprising
       of gardens and manufacturing facilities  of
       the Company in Assam  commonly known as Doom
       Dooma Division  engaged in the business of
       growing, manufacture and sale made tea to one
       of the subsidiaries of the Company by way of
       sale or assignment at such consideration and
       with effect from such date as the Board of
       Directors of the Company may think fit and
       authorize the Board of Directors of the Company
       which shall include a Committee of Directors
       constituted for this purpose  to complete the
       transfer of the said undertaking with such
       modifications as may be required by any of
       the concerned authorities or which it may deem
       to be in the interest of the Company and do
       all such acts, deeds, matters and things as
       may deemed necessary and/or expedient in the
       interest of the Company

2.     Approve, subject to the consents, approvals               Mgmt          For                            *
       and permissions being obtained from appropriate
       authorities to the extent applicable or necessary,
       consent of the Company pursuant to Section
       293(1) (a) of the Companies Act, 1956, to transfer
       the tea plantation undertaking  comprising
       of gardens and manufacturing facilities  of
       the Company in Tamil Nadu  commonly known as
       the Tea Estate India Division  engaged in the
       business of growing, manufacture and sale made
       tea to one of the subsidiaries of the Company
       by way of sale or assignment at such consideration
       and with effect from such date as the Board
       of Directors of the Company may think fit and
       authorize the Board of Directors of the Company
       which shall include a Committee of Directors
       constituted for this purpose  to complete the
       transfer of the said undertaking with such
       modifications as may be required by any of
       the concerned authorities or which it may deem
       to be in the interest of the Company and do
       all such acts, deeds, matters and things as
       may deemed necessary and/or expedient in the
       interest of the Company




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700735357
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit and loss account             Mgmt          For                            *
       for the FYE 31 DEC 2004, the balance sheet
       as at that date and the reports of the Directors
       and the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            *

3.     Elect the Directors                                       Mgmt          For                            *

4.     Appoint Messrs. Lovelock & Lewes, Chartered               Mgmt          For                            *
       Accountants, Mumbai, as the Auditors and approve
       to fix their remuneration for the YE 31 DEC
       2005

S.5    Amend Article 107 of the Articles of Association          Mgmt          For                            *
       of the Company as specified

S.6    Authorize the Company, pursuant to Section 309            Mgmt          For                            *
       of the Companies Act, 1956 and Article 114
       of the Articles of Association of the Company
       and within the limits stipulated in Section
       309 (4) of the Companies Act, to pay to its
       Directors  other than a Managing Director and
       a Director in the wholetime employment of the
       Company  for a period of 5 years commencing
       from 01 JAN 2006 such commission as the Board
       may from time to time determine,  to be divided
       amongst them in such proportion as may be determined
       by the Board from time to time and in default
       of such determination equally) but so that
       such commission shall not exceed 1% of the
       net profits of the Company in any FY  computed
       in the manner provided in Section 196(1) of
       the Companies Act, 1956  or INR 60 lakhs in
       aggregate whichever is lower

S.7    Approve that, pursuant to Section 81(1A) and              Mgmt          For                            *
       other applicable provisions of the Companies
       Act, 1956 and subject to the requisite confirmation
       of the compromise or arrangement embodied in
       the Scheme of Amalgamation to be entered into,
       inter alia, between International Fisheries
       Limited, TOC Disinfectants Limited and the
       Company by the High Court of Judicature at
       Bombay under sections 391 and 394 and other
       applicable provisions, if any, of the Companies
       Act, 1956 and other requisite consents and
       approvals, if any, being obtained, and subject
       to such conditions and modifications as may
       be necessary to comply with the terms and conditions
       and modifications that may be imposed, prescribed
       or suggested by the appropriate authorities
       in that behalf, to accept, consent of the Company
       accorded to the issue of up to 2268 equity
       shares of INR 1 each in the Company credited
       as fully paid up to the persons who are members
       of International Fisheries Limited/TOC Disinfectants
       Limited, as may be appropriate, and whose names
       appear in the Register of Members of the said
       companies on such date as may hereafter fixed
       by the Directors in that behalf; the new equity
       shares be allotted subject to the Memorandum
       and Articles of Association of the Company;
       the new equity shares shall rank pari paasu
       with the existing equity shares of the Company;
       the issue and allotment of the new equity shares
       subject to the approval of the Reserve Bank
       of India under the Foreign Exchange Management
       Act, 1999, where relevant; that no fractional
       coupons shall be issued by the Company in respect
       of fractional entitlements, if any, to which
       the shareholders of International Fisheries
       Limited and TOC Disinfectants Limited may be
       entitled on issue and allotment of the equity
       shares of the Company as aforesaid; the Directors
       of the Company shall instead consolidate all
       such fractional entitlements to which the Members
       of International Fisheries Limited and TOC
       Disinfectants Limited, as the case may be,
       be entitled on issue and allotment of the equity
       shares of the Company as aforesaid and thereupon
       issue and allot equity shares in lieu thereof
       to a Director or an Officer of the Company
       on the express undertaking that such Director
       or Officer to whom such equity shares are allotted
       shall sell the same in the market at the best
       available price and pay to the Company the
       net sale proceeds thereof whereupon the Company
       shall distribute such net sale proceeds to
       the Members of the said companies in proportion
       to their fractional entitlements; holders of
       less than 2 equity shares shall not be entitled
       to issue and allotment of any shares in the
       Company but shall receive the sale proceeds
       in respect of their fractional entitlements
       as above; the Members who are entitled to the
       new equity shares and/or who are paid their
       respective shares to the net sale proceeds
       arising as above, shall accept the same in
       full satisfaction of their respective rights
       and interest under and pursuant to the Scheme
       of Amalgamation aforesaid; No letters of allotment
       be issued to the allottees of the equity shares
       and that the share certificates in respect
       of the new equity shares to be allotted as
       fully paid equity shares as aforesaid shall
       be completed and be ready for delivery within
       three months from the respective date of allotment
       thereof; authorize the Board of Directors,
       to do and perform all such acts, deeds, matters
       end things as it may in its absolute discretion
       deem necessary, desirable or appropriate to
       settle any question, difficulty or doubt that
       may arise in regard to the issue and distribution
       of the new equity shares as they may think
       fit and to accept on behalf of the Company
       such conditions and modifications if any, relating
       to the issue of the new equity shares. which
       may be imposed, required or suggested by the
       Reserve Bank of India or other appropriate
       authority and either of them and which the
       Board of Directors in its discretion think
       fit and proper

S.8    Authorize the Company, pursuant to the Guidelines         Mgmt          For                            *
       issued by SEBI under the Securities and Exchange
       Board of India  Delisting of Securities  Guidelines-2003,
       dated 17 FEB 2003 and other applicable approvals
       and procedures which may be applicable hereafter,
       governing the matter, to voluntarily apply
       for delisting of its equity shares from Madras
       Stock Exchange Ltd., The Delhi Stock Exchange
       Association Ltd., The Calcutta Stock Exchange
       Association Limited, Cochin Stock Exchange
       Ltd., Bangalore Stock Exchange Limited, The
       Stock Exchange, Ahmedabad and The Gauhati Stock
       Exchange Limited at such time as the Board
       of Directors  whether acting through the Board,
       a committee of the Board or any Director or
       any person authorized by the Board  may, in
       their absolute discretion, consider appropriate
       and proper without giving an exit option to
       the shareholders of the regions where the aforesaid
       Stock Exchanges are situated and authorize
       the Board of Directors of the Company to do
       all necessary acts in pursuance with the above
       matter

9.     Elect Mr. Harish Manwani as a Director of the             Mgmt          For                            *
       Company, pursuant to Section 257 of the Companies
       Act 1956 and other applicable provisions, if
       any of the Companies Act, 1956




--------------------------------------------------------------------------------------------------------------------------
 HOLCIM LTD (EX.HOLDERBANK FINANCIERE GLARUS AG), JONA                                       Agenda Number:  700707790
--------------------------------------------------------------------------------------------------------------------------
        Security:  H36940130
    Meeting Type:  AGM
    Meeting Date:  03-May-2005
          Ticker:
            ISIN:  CH0012214059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       # 230707 DUE TO CHANGE IN THE VOTING STATUS
       OF THE RESOLUTIONS 4.1 - 4.7 AND 4.2 .  ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 222390, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Approve the annual report, annual accounts and            Mgmt          For                            *
       consolidated accounts as well as reports of
       the Auditors and of the Group Auditors

2.     Discharge the Board of Directors                          Mgmt          For                            *

3.     Approve the distribution of the balance sheet             Mgmt          For                            *
       profit

4.1.1  Re-elect Dr. Willy Kissling as a Board of Director        Mgmt          For                            *
       for 3 year period of office

4.1.2  Re-elect Dr. Erich Hunziker as a Board of Director        Mgmt          For                            *
       for 3 year period of office

4.1.3  Re-elect Dr. Andreas Von Planta as a Board of             Mgmt          For                            *
       Director for 3 year period of office

4.1.4  Re-elect Prof. Gilbert Probst as a Board of               Mgmt          For                            *
       Director for 3 year period of office

4.1.5  Re-elect Dr. H.C. Thomas Schmidheiny as a Board           Mgmt          For                            *
       of Director for 1 year period of office

4.1.6  Re-elect Dr. H.C. Wolfgang Schuerer as a Board            Mgmt          For                            *
       of Director for 1 year period of office

4.1.7  Re-elect Dr. Dieter Spaelti as a Board of Director        Mgmt          For                            *
       for 1 year period of office

4.2    Re-elect Ernst and Young AG, Zuerich, as the              Mgmt          For                            *
       Board of Auditors and the Group Auditors, for
       2005




--------------------------------------------------------------------------------------------------------------------------
 HON HAI PRECISION INDUSTRY CO LTD                                                           Agenda Number:  700676591
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36861105
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2005
          Ticker:
            ISIN:  TW0002317005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Approve the report on business operating results          Mgmt          For                            *
       for 2004

1.2    Approve to rectify the financial statements               Mgmt          For                            *
       of 2004 by the Company Supervisors

1.3    Approve the report on the status of investment            Mgmt          For                            *
       in Mainland China

1.4    Approve the other reports                                 Mgmt          For                            *

2.1    Approve the financial statements of 2004                  Mgmt          For                            *

2.2    Approve the distribution of profits of 2004               Mgmt          Abstain                        *

2.3    Approve the discussion on issuing new shares              Mgmt          Abstain                        *
       from distribution of profits

2.4    Approve the discussion on issuing rights shares           Mgmt          Abstain                        *
       for GDR

2.5    Amend the Articles of Incorporation                       Mgmt          Abstain                        *

2.6    Other proposals and extraordinary motions                 Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 HONDA MOTOR CO LTD                                                                          Agenda Number:  700733036
--------------------------------------------------------------------------------------------------------------------------
        Security:  J22302111
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  JP3854600008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   28, Final
       JY 37, Special JY 0

2      Amend Articles to: Reduce Maximum Board Size              Mgmt          For                            *
       - Decrease Authorized Capital to Reflect Share
       Repurchase

3.1    Elect Director                                            Mgmt          For                            *

3.2    Elect Director                                            Mgmt          For                            *

3.3    Elect Director                                            Mgmt          For                            *

3.4    Elect Director                                            Mgmt          For                            *

3.5    Elect Director                                            Mgmt          For                            *

3.6    Elect Director                                            Mgmt          For                            *

3.7    Elect Director                                            Mgmt          For                            *

3.8    Elect Director                                            Mgmt          For                            *

3.9    Elect Director                                            Mgmt          For                            *

3.10   Elect Director                                            Mgmt          For                            *

3.11   Elect Director                                            Mgmt          For                            *

3.12   Elect Director                                            Mgmt          For                            *

3.13   Elect Director                                            Mgmt          For                            *

3.14   Elect Director                                            Mgmt          For                            *

3.15   Elect Director                                            Mgmt          For                            *

3.16   Elect Director                                            Mgmt          For                            *

3.17   Elect Director                                            Mgmt          For                            *

3.18   Elect Director                                            Mgmt          For                            *

3.19   Elect Director                                            Mgmt          For                            *

3.20   Elect Director                                            Mgmt          For                            *

3.21   Elect Director                                            Mgmt          For                            *

4      Appoint Internal Statutory Auditor                        Mgmt          For                            *

5      Appoint External Auditors                                 Mgmt          For                            *

6      Approve Reduction in Aggregate Compensation               Mgmt          For                            *
       Ceiling for Directors

7      Approve Payment of Annual Bonuses to Directors            Mgmt          For                            *
       and Statutory Auditors

8      Approve Retirement Bonuses for Directors                  Mgmt          Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 HONG LEONG BANK BHD                                                                         Agenda Number:  700599989
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36503103
    Meeting Type:  AGM
    Meeting Date:  02-Nov-2004
          Ticker:
            ISIN:  MYL5819OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            *
       together with the reports of the Directors
       and the Auditors thereon for the YE 30 JUN
       2004

2.     Declare a final dividend of 15.5 sen per share            Mgmt          For                            *
       less income tax at 28% for the YE 30 JUN 2004
       to be paid on 23 NOV 2004 to shareholders registered
       in the record of depositors on 08 NOV 2004

3.     Approve the payment of Directors  fees of MYR             Mgmt          For                            *
       431,038 to be divided amongst the Directors
       in such manner as the Directors may determine

4.1    Re-elect Mr. Encik Zulkiflee Hashim as a Director         Mgmt          For                            *

4.2    Re-elect Mr. Kwek Leng Hai as a Director                  Mgmt          For                            *

4.3    Re-elect Mr. Kwek Leng Seng as a Director                 Mgmt          For                            *

4.4    Re-elect Mr. Tsui King Chung, David as a Director         Mgmt          For                            *

5.     Re-appoint Messrs PricewaterhouseCoopers as               Mgmt          For                            *
       the Auditors of the Bank and authorize the
       Directors to fix their remuneration

6.     Authorize the Directors, pursuant to Section              Mgmt          For                            *
       132D of the Companies Act 1965, to issue shares
       in the Bank, at any time and upon such terms
       and conditions and for such purposes a the
       Directors may in their absolute discretion
       deem fit, provided that the aggregate number
       of shares issued pursuant to this resolution
       in any 1 FY does not exceed 10% of the issued
       capital of the Bank of the time being and to
       obtain approval for the listing of and quotation
       for the additional shares so issued on the
       Bursa Malaysia Securities Berhad;  Authority
       expires at the conclusion of the next AGM of
       the Bank

7.     Transact any other business                               Other         Against                        *




--------------------------------------------------------------------------------------------------------------------------
 HONG LEONG BANK BHD                                                                         Agenda Number:  700600009
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36503103
    Meeting Type:  EGM
    Meeting Date:  02-Nov-2004
          Ticker:
            ISIN:  MYL5819OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Bank, subject              Mgmt          For                            *
       to the Companies Act, 1965  the Act , rules,
       regulations and orders made pursuant to the
       Act, provisions of the Bank s Memorandum and
       Articles of Association and the Listing Requirements
       of Bursa Malaysia Berhad  Bursa Securities
       and any other relevant authority, to make
       purchases of ordinary shares of MYR 1.00 each
       in the Bank s issued and paid-up share capital
       on Bursa Securities subject to: a) the maximum
       number of shares which may be purchased and/or
       held by the Bank shall be equivalent to 10%
       of the issued and paid-up share capital of
       the Bank  Shares  for the time being; and b)
       the maximum number of fund to be allocated
       by the Bank for the purpose of purchasing the
       Shares shall not exceed the retained profits
       and/or the share premium account of the Bank;
       Authority expires earlier of the conclusion
       of the next AGM of the Bank or the expiration
       of the period within which the next AGM is
       to be held by law and in any event, in accordance
       with the provisions of the Listing Requirements
       of Bursa Securities or any other relevant authority
       ; and authorize the Directors of the Bank to
       take all such steps as are necessary or expedient
       to implement or to effect the purchase(s) of
       the Shares and to deal with any Share so purchased
       and any existing treasury shares  the Said
       Shares  in the manner: i) cancel the Said Shares;
       ii) retain the Said Shares as treasury shares;
       iii) retain part of the Said Shares as treasury
       shares and cancel the remainder; and iv) distribute
       all or part of the Said Shares as dividends
       to shareholders, and/or resell on Bursa Securities
       and/or cancel all or part of them, or in any
       other manner as may be prescribed by the Act,
       rules, regulations and orders made pursuant
       to the Act and the Listing Requirements of
       Bursa Securities and any other relevant authority
       for the time being in force; and approve that
       authority to deal with the Said Shares shall
       continue to be valid until all the Said Shares
       have dealt with by the Directors of the Bank

2.     Authorize the Bank and/or its subsidiaries to             Mgmt          For                            *
       enter into any of the transactions falling
       with the types of recurrent related party transactions
       of a revenue or trading nature as specified
       with HLCM and persons connected with HLCM,
       as specified, provided that such transactions
       are undertaken in the ordinary course of business,
       on arm s length basis, on commercial terms
       which are not more favourable to the related
       party than those generally available to/from
       the public and are not, in the Bank s opinion,
       detrimental to the minority shareholders;
       Authority expires at the conclusion of next
       AGM of the Bank

3.     Authorize the Bank and/or its subsidiaries to             Mgmt          Abstain                        *
       enter into any of the transactions falling
       with the types of recurrent related party transactions
       of a revenue or trading nature as specified
       with Mr. Chew Peng Cheng and persons connected
       with him, namely Chew H Hua Realty Sdn Bhd,
       Geok Kheng Holdings Sdn Bhd and Zenith Mint
       Cinema Sdn Bhd, provided that such transactions
       are undertaken in the ordinary course of business,
       on arm s length basis, on commercial terms
       which are not more favourable to the related
       party than those generally available to/from
       the public and are not, in the Bank s opinion,
       detrimental to the minority shareholders;
       Authority expires at the conclusion of the
       next AGM of the Bank

4.     Authorize the Bank and/or its subsidiaries to             Mgmt          Abstain                        *
       enter into any of the transactions falling
       with the types of recurrent related party transactions
       of a revenue or trading nature as specified
       with Mr. YBhg Tan Sri Dato  Zaki bin Tun Azmi
       and persons connected with him, namely BIB
       Insurance Brokers Sdn Bhd, provided that such
       transactions are undertaken in the ordinary
       course of business, on arm s length basis,
       on commercial terms which are not more favourable
       to the related party than those generally available
       to/from the public and are not, in the Bank
       s opinion, detrimental to the minority shareholders;
       Authority expires at the conclusion of the
       next AGM of the Bank




--------------------------------------------------------------------------------------------------------------------------
 HOUSING DEVELOPMENT FINANCE CORP LTD                                                        Agenda Number:  700564063
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y37246157
    Meeting Type:  AGM
    Meeting Date:  19-Jul-2004
          Ticker:
            ISIN:  INE001A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited profit and loss             Mgmt          For                            *
       account for the FYE 31 MAR 2004, the balance
       sheet as at that date and the reports of the
       Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            *

3.     Re-appoint Mr. Keshub Mahindra as a Director,             Mgmt          For                            *
       who retires by rotation

4.     Re-appoint Mr. D.M. Sukthankar as a Director,             Mgmt          For                            *
       who retires by rotation

5.     Re-appoint Mr. N.M. Munjee as a Director, who             Mgmt          For                            *
       retires by rotation

6.     Re-appoint Mr. D.M. Satwalekar as a Director,             Mgmt          For                            *
       who retires by rotation

S.7    Re-appoint Messrs. S.B. Billimoria & Company,             Mgmt          For                            *
       Chartered Accountants, as the Auditors of the
       Corporation until the conclusion of the next
       AGM, on a remuneration of INR 35,00,000 plus
       applicable service tax and reimbursement of
       out-of-pocket expenses incurred by them for
       the purpose of audit of the Corporation s accounts
       at the head office as well as at all branch
       offices of the Corporation in India

S.8    Re-appoint, pursuant to the provisions of Section         Mgmt          For                            *
       228 of the Companies Act 1956, Messrs. Pannell
       Kerr Forster, Chartered Accountants, as the
       Branch Auditors of the Corporation for the
       purpose of audit of the accounts of the Corporation
       s branch office at Dubai, until the conclusion
       of the next AGM, on such terms and conditions
       fixed by the Board of Directors of the Corporation,
       depending upon the nature and scope of their
       work

S.9    Approve that, pursuant to the provisions of               Mgmt          For                            *
       Section 198, 309(4) and other applicable provisions,
       if any, of the Companies Act, 1956, the non-whole-time
       Directors of the Corporation in addition to
       sitting fees being paid to them for attending
       the meetings of the Board or its Committee,
       be paid every year for a period of 5 years
       with effect from 01 APR 2005, commission of
       an amount be determined by the Board from time
       to time, subject to a ceiling of 1% of the
       net profits of the Corporation  computed in
       the manner referred to in Section 198(1) of
       the Companies Act 1956), to be divided amongst
       them in such manner as the Board of Directors
       of the Corporation determine

10.    Authorize the Board of Directors of the Corporation,      Mgmt          For                            *
       under the provisions of Section 293(1)(d) of
       the Companies Act 1956, to borrow from time
       to time such sum or sums of money as they deem
       necessary for the purpose of the business of
       the Corporation, notwithstanding that the monies
       to be borrowed together with the monies already
       borrowed by the Corporation  apart from the
       temporary loans obtained from the Corporation
       s Bankers in the ordinary course of business
       and remaining outstanding at any point of
       time will exceed the aggregate of the paid-up
       share capital of the Corporation and its free
       reserves, that is to say, reserves not set
       apart for any specific purpose; and  provided
       that the total amount up to which monies be
       borrowed by the Board of Directors and which
       shall remain outstanding at any given point
       of time shall not exceed the sum of INR 50,000
       crores

S.11   Authorize the Board of Directors of the Corporation,      Mgmt          For                            *
       subject to the direction and guidelines of
       the Government of India for issue of foreign
       currency bonds and other securities and the
       provisions of all applicable regulations including
       the provisions of the Companies Act 2000  FEMA
       and further subject to all applicable rules,
       regulations and guidelines as also amendments
       to regulations and rules as also in accordance
       with the provisions of the Memorandum and the
       Articles of Association of the Corporation
       and subject to the consent/approval of any
       regulatory authorities, to create, offer, issue
       and allot in one or more tranches and in one
       or more private or preferential offerings,
       foreign currency bonds, debentures or warrants
       or any other instrument whether convertible
       or otherwise or such other securities  securities
       , of an aggregate, value of up to USD 500 million
       or its equivalent in any other foreign currency,
       to persons, whether or not an existing shareholder
       of the Corporation and on such terms and conditions
       decided by the Board of Directors as it deem
       appropriate in the interest of the Corporation;
       and authorize the Board , for the purpose of
       giving effect to the above, to determine the
       form, terms and timings of the issue(s), the
       conditions subject to which the securities
       are to be issued, the class of investors to
       whom the securities are to be issued, the number
       of securities to be issued in aggregate and
       in each tranche  subject to the overall specified
       limit , the issue price, face value, coupon
       rate, premium amount on issue, terms relating
       to redemption or conversion of securities,
       redemption period, the stock exchange on which
       such securities would be listed and such other
       terms as it deems fit as also to make and accept
       any modifications in the proposal as required
       by the authorities involved and/or in consultation
       with the Lead Managers and/or Underwriters
       and/or Stabilizing Agents and/or other Advisors
       in such issues; and authorize the Board to
       do all acts, deeds, matters and things and
       settle any questions or difficulties that may
       arise in regard to the issue(s) made in terms
       hereof without being required to seek any further
       consent or approval of the members of otherwise
       to the end and intent that the members shall
       be deemed to have given their approval thereto
       expressly by the authority of this resolution
       including for issue of any related securities
       as a condition of issue of the said securities
       as also for securing the said securities; and
       authorize the Board, for the purpose of giving
       effect to the above resolutions, to delegate
       all or any of the powers herein conferred to
       any Committee of Directors and/or any wholetime
       Director(s) and/or any Officer(s) of the Corporation




--------------------------------------------------------------------------------------------------------------------------
 HSBC HOLDINGS PLC                                                                           Agenda Number:  700681530
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4634U169
    Meeting Type:  AGM
    Meeting Date:  27-May-2005
          Ticker:
            ISIN:  GB0005405286
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the annual accounts and              Mgmt          For                            *
       the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.a    Re-elect Sir John Bond as a Director                      Mgmt          For                            *

2.b    Re-elect Mr. Mr. R.K.F. Chlien as a Director              Mgmt          For                            *

2.c    Re-elect Mr. J.D. Coombe as a Director                    Mgmt          For                            *

2.d    Re-elect The Baroness Dunn as a Director                  Mgmt          For                            *

2.e    Re-elect Mr. D.J. Flint as a Director                     Mgmt          For                            *

2.f    Re-elect Mr. J.W.J. Hughes-Hallett as a Director          Mgmt          For                            *

2.g    Re-elect Sir Brian Moffat as a Director                   Mgmt          For                            *

2.h    Re-elect S.W. Newton as a Director                        Mgmt          For                            *

2.i    Re-elect Mr. H. Sohmen as a Director                      Mgmt          For                            *

3.     Re-appoint KPMG Audit Plc as the Auditor at               Mgmt          For                            *
       remuneration to be determined by the Group
       Audit Committee

4.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004

5.     Authorize the Directors to allot shares                   Mgmt          For                            *

S.6    Approve to disapply pre-emption rights                    Mgmt          For                            *

7.     Authorize the Company to purchase its own ordinary        Mgmt          For                            *
       shares

8.     Amend the HSBC Holdings Savings-Related Share             Mgmt          For                            *
       Option Plan

9.     Amend the HSBC Holdings Savings-Related Share             Mgmt          For                            *
       Option Plan: International

10.    Approve the HSBC US Employee Stock Plan  US               Mgmt          For                            *
       Sub-Plan

11.    Approve the HSBC Share Plan                               Mgmt          For                            *

S.12   Amend the Articles of Association                         Mgmt          For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE CUT-OFF DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HYOSUNG CORPORATION                                                                         Agenda Number:  700640077
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3818Y120
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2005
          Ticker:
            ISIN:  KR7004800009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and statement of appropriation of unappropriated
       retained earnings

2.     Elect the Directors                                       Mgmt          For                            *

3.     Elect the member of Auditors  Committee                   Mgmt          For                            *

4.     Approve the limit of remuneration for Directors           Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI DEVELOPMENT CO - ENGINEERING & CONSTRUCTION                                         Agenda Number:  700645697
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38397108
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7012630000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 28th financial statement  balance             Mgmt          For                            *
       sheet, income statement and retained earnings
       statement

2.     Appoint the Directors                                     Mgmt          For                            *

3.     Appoint the Member of Auditors Committee who              Mgmt          For                            *
       are External Directors

4.     Approve the remuneration limit for the Directors          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 ICICI BANK LTD                                                                              Agenda Number:  700585815
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  AGM
    Meeting Date:  20-Sep-2004
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited profit             Mgmt          No Action                      *
       and loss account for the FYE 31 MAR 2004 and
       the balance sheet as at that date together
       with the reports of the Directors and the Auditors

2.     Declare a dividend on preference shares                   Mgmt          No Action                      *

3.     Declare a dividend on equity shares                       Mgmt          No Action                      *

4.     Re-appoint Mr. Uday M. Chitale as a Director,             Mgmt          No Action                      *
       who retires by rotation

5.     Re-appoint Mr. L.N. Mittal as a Director, who             Mgmt          No Action                      *
       retires by rotation

6.     Re-appoint Mr. P.M. Sinha as a Director, who              Mgmt          No Action                      *
       retires by rotation

7.     Appoint Mr. S.B. Mathur as a Director of the              Mgmt          No Action                      *
       Company, under the provisions of Section 257
       of the Companies Act 1956 and is liable to
       retire by rotation

8.     Appoint, pursuant to the provisions of Section            Mgmt          No Action                      *
       224,225 and other applicable provisions, if
       any, of the Companies Act 1956 and the Banking
       Regulation Act 1949, S.R. Batliboi & Co., Chartered
       Accountants, as the Statutory Auditors of the
       Company, to hold office from the conclusion
       of this meeting until the conclusion of the
       next AGM of the Company, on a remuneration
       including terms of payment  to be fixed by
       the Board of Directors of the Company, based
       on the recommendation of the Audit Committee,
       plus service tax and such other tax(es), as
       may be applicable and reimbursement of all
       out-of-pocket expenses in connection with the
       audit of the accounts of the Company for the
       YE 31 MAR 2005

9.     Authorize the Board of Directors of the Company,          Mgmt          No Action                      *
       pursuant to the provisions of Section 228 and
       other applicable provisions, if any, of the
       Companies Act 1956 and the Banking Regulation
       Act 1949, to appoint branch Auditors, as and
       when required, in consultation with the Statutory
       Auditors, to audit the accounts in respect
       of the Company s branches/offices in India
       and abroad and to fix their remuneration  including
       terms of payment , based on the recommendation
       of the Audit Committee, plus service tax and
       such other tax(es), as may be applicable and
       reimbursement of all out-of-pocket expenses
       in connection with the audit

10.    Appoint Mr. V. Prem Watsa as a Director of the            Mgmt          No Action                      *
       Company, under the provisions of Section 257
       of the Companies Act 1956 and liable to retire
       by rotation

11.    Approve, in partial modification of the resolution        Mgmt          No Action                      *
       passed by the members at 8th AGM on 16 SEP
       2002 of the notice convening that meeting,
       relating to the appointment and payment of
       remuneration to Mr. K.V. Kamath as the Managing
       Director & CEO, the salary range of Mr. K.V.
       Kamath, effective 01 APR 2004 be revised to
       INR 600,000          INR 1,050,000 per month
       and the performance bonus to be paid to him
       be modified from 100% of the annual salary
       to the average percentage of performance bonus
       paid to the employees, subject to such approvals
       as may be required, other terms and conditions
       of the appointment remaining the same; authorize
       the Board or any Committee thereof to decide
       the remuneration  salary, perquisites and bonus
       payable to Mr. K.V. Kamath, within the terms
       approved by the members at their AGM held on
       16 SEP 2002

12.    Approve, in partial modification of the resolution        Mgmt          No Action                      *
       passed by the members at their EGM on 12 MAR
       2004 of the notice convening that meeting,
       relating to the re-appointment of Ms. Lalita
       D. Gupte as the Joint Managing Director, the
       salary range of Ms. Lalita D. Gupte, effective
       01 APR 2004 be revised to INR 400,000
       INR 900,000 per month and the performance
       bonus to be paid to him be modified from 100%
       of the annual salary to the average percentage
       of performance bonus paid to the employees,
       subject to such approvals as may be required,
       other terms and conditions of the re-appointment
       remaining the same; authorize the Board or
       any Committee thereof to decide the remuneration
       salary, perquisites and bonus  payable to
       Ms. Lalita D. Gupte, within the terms approved
       by the members at their EGM held on 12 MAR
       2004

13.    Approve, in partial modification of the resolution        Mgmt          No Action                      *
       passed by the members at 8th AGM on 16 SEP
       2002 of the notice convening that meeting,
       relating to the appointment and payment of
       remuneration to Ms. Kalpana Morparia as the
       Executive Director  since elevated as the Deputy
       Managing Director effective 01 FEB 2004 , the
       salary range of Ms. Kalpana Morparia, effective
       01 APR 2004 be revised to INR 300,000
       INR 900,000 per month and the
       performance bonus to be paid to him be modified
       from 100% of the annual salary to the average
       percentage of performance bonus paid to the
       employees, subject to such approvals as may
       be required, other terms and conditions of
       the appointment remaining the same; authorize
       the Board or any Committee thereof to decide
       the remuneration  salary, perquisites and bonus
       payable to Ms. Kalpana Morparia, within the
       terms approved by the members at their AGM
       held on 16 SEP 2002

14.    Approve, in partial modification of the resolution        Mgmt          No Action                      *
       passed by the members at 8th AGM on 16 SEP
       2002 of the notice convening that meeting,
       relating to the payment of remuneration to
       Ms. Chanda D. Kochhar as the Executive Director,
       the salary range of Ms. Chanda D. Kochhar,
       effective 01 APR 2004 be revised to INR 200,000
       INR 500,000 per month and
       the performance bonus to be paid to him be
       modified from 100% of the annual salary to
       the average percentage of performance bonus
       paid to the employees, subject to such approvals
       as may be required, other terms and conditions
       of the appointment remaining the same; authorize
       the Board or any Committee thereof to decide
       the remuneration  salary, perquisites and bonus
       payable to Ms. Chanda D. Kochhar, within the
       terms approved by the members at their AGM
       held on 16 SEP 2002

15.    Approve, in partial modification of the resolution        Mgmt          No Action                      *
       passed by the members at 8th AGM on 16 SEP
       2002 of the notice convening that meeting,
       relating to the payment of remuneration to
       Dr. Nachiket Mor as the Executive Director,
       the salary range of Dr. Nachiket Mor, effective
       01 APR 2004 be revised to INR 200,000
       INR 500,000 per month and the
       performance bonus to be paid to him be modified
       from 100% of the annual salary to the average
       percentage of performance bonus paid to the
       employees, subject to such approvals as may
       be required, other terms and conditions of
       the appointment remaining the same; authorize
       the Board or any Committee thereof to decide
       the remuneration  salary, perquisites and bonus
       payable to Dr. Nachiket Mor, within the terms
       approved by the members at their AGM held on
       16 SEP 2002

S.16   Authorize the Board of the Company, pursuant              Mgmt          No Action                      *
       to provisions of Section 81 of the Companies
       Act 1956, in accordance with the provision
       of the Memorandum and Articles of Association
       of the Company and regulations/guidelines prescribed
       by Securities and Exchange Board of India or
       any other relevant authority from time to time
       to extent applicable and subject to such approvals,
       consents permissions and sanctions and subject
       to such conditions as may be prescribed by
       any of them while granting such approvals,
       consents, permissions and sanctions, which
       the Board of Directors of the Company  Board
       is authorized to accept, to create, offer,
       issue and allot to or for the benefit of such
       person(s) as are in the permanent employment
       and the Director  including the wholetime Directors
       of the Company, at any time, equity shares
       of the Company and/or warrants with an option
       exercisable by the warrant-holder to subscribe
       for equity shares/equity linked securities
       and/or bonds, debentures, preference shares
       or other securities convertible into equity
       shares at such price, in such manner during
       such period, in one or more tranches and on
       such terms and conditions as the Board may
       decide prior to issue and offer thereof, for,
       or which upon exercise or conversion could
       give rise to the issue of a number of equity
       shares not exceeding in aggregate  including
       any equity shares issued pursuant to the Resolution
       17 , 5% of the aggregate of the number of issued
       equity shares of the Company from time to time
       on the date(s) of the grant of option(s) under
       ICICI Bank Employees Stock Option Scheme  ESOS
       as placed at the meeting; approve that, subject
       to the terms stated herein, the equity shares
       allotted pursuant to the aforesaid resolution
       will in all respects rank pari passu inter
       se as also with the then existing equity shares
       of the Company; authorize the Board on behalf
       of the Company, for the purpose of giving effect
       to any creation, offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as specified, to do
       all such acts, deeds, matters and things as
       it may, in its absolute discretion, deem necessary
       or desirable for such purpose and with power
       on behalf of the Company to settle all questions,
       difficulties or doubts that may arise in regard
       to such issue(s) or allotment(s)  including
       to amend or modify any of the terms of such
       issue or allotment , as if may, in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the members; authorize the Board to vary or
       modify the terms of ESOS in accordance with
       any guidelines or regulations that may be issued,
       from time to time, by any appropriate authority
       unless such variation, modification or alteration
       is detrimental to the interests of the employees/Directors including the wholetime Directors ; authorize
       the Board to delegate all or any of the powers
       herein conferred to any Committee of Directors,
       or any one or more of the wholetime Directors
       of the Company

S.17   Authorize the Board of the Company, pursuant              Mgmt          No Action                      *
       to the provisions of Section 81 and other applicable
       provisions, if any, of the Companies Act 1956,
       in accordance with the provisions of the Memorandum
       and Articles of Association of the Company
       and regulations/guidelines prescribed by Securities
       and Exchange Board of India or any other relevant
       authority from time to time to extent applicable
       and subject to such approvals, consents, permissions
       and sanctions, and subject to such conditions
       as may be prescribed by any of them while granting
       such approval, consents, permissions and sanctions,
       which the Board of Directors of the Company
       Board  is hereby authorized to accept, to
       create, offer, issue and allot to or for the
       benefit of such person(s) as are in the permanent
       employment and the Directors  including the
       wholetime Directors  of a subsidiary Company
       and a holding Company of the Company, at any
       time equity shares of the Company and/or warrants
       whether attached to any security or not  with
       an option exercisable by the warrant-holder
       to subscribe for equity shares/equity linked
       securities and/or bonds, debentures, preference
       shares or other securities convertible into
       equity shares at such price, in such manner,
       during such period, in one or more tranches
       and on such terms and conditions as the Board
       may decide prior to the issue and offer thereof,
       for, or which upon exercise or conversion could
       give rise to the issue of a number of equity
       shares not exceeding in aggregate  including
       any equity shares issued pursuant to the Resolution
       16 , 5% of the aggregate of the number of issued
       equity shares of the Company from time to time
       on the date(s) of the grant of option(s) under
       ICICI Bank Employees Stock Option Scheme as
       placed at the meeting; approve that, subject
       to the terms stated herein, the equity shares
       allotted pursuant to the aforesaid resolution
       will in all respects rank pari passu inter
       se as also with the then existing equity shares
       of the Company; authorize the Board on behalf
       of the Company, for the purpose of giving effect
       to any creation, offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as specified, to do
       all such acts, deeds, matters and things as
       it may, in its absolute discretion, deem necessary
       or desirable for such purpose and with power
       on behalf of the Company to settle all questions,
       difficulties or doubts that may arise in regard
       to such issue(s) or allotment(s)  including
       to amend or modify any of the terms of such
       issue or allotment , as if may, in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the members; authorize the Board to delegate
       all or any of the powers herein conferred to
       any Committee of Directors, or any one or more
       of the wholetime Directors of the Company




--------------------------------------------------------------------------------------------------------------------------
 ICICI BK LTD                                                                                Agenda Number:  700629554
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  SGM
    Meeting Date:  24-Jan-2005
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING.  IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Approve, in accordance with applicable law,               Mgmt          For                            *
       rules and regulations  hereinafter referred
       to as  the sponsored ADR Regulations  and subject
       to the approval, consent, permission and sanction
       of the Foreign Investment Promotion Board and
       Government of India and approvals of any other
       authority, as applicable or necessary, and
       subject to such conditions as may be prescribed
       in any such approval, consent, permission or
       sanction, the Board of Directors  hereinafter
       referred to as  Board , which terms shall be
       deemed to include any Committee constituted/to
       be constituted by the Board and authorize the
       Board, including the powers conferred by this
       resolution  on behalf of ICICI Bank Limited
       hereinafter referred to as  Bank  , to sponsor
       the issue of American Depository Shares  hereinafter
       referred to as  ADS   with the Depository for
       the American Depository Shares  hereinafter
       referred to as  Overseas Depositary  , against
       existing Equity Shares of the Bank deposited
       by the holders of Equity Shares of the Bank
       hereinafter referred to as  Equity Shareholders
       , pursuant to a right given to all the Equity
       Shareholders in terms of the Sponsored ADR
       Regulations  hereinafter referred to as  Sponsored
       ADS offering  , on such terms and conditions,
       at such time or times and in one or more tranches,
       as the Board may in its absolute discretion
       deem fit, including without limitation, providing
       the Equity Shareholders an option to renounce
       their right and entitlement to participate
       in the Sponsored ADS offering to another Equity
       Shareholder, if the terms of the documents
       inviting the participation of the Equity Shareholders
       so provide and in such mode and manner as may
       be determined by the Bank in conjunction with
       the Underwriter(s) and/or Lead Manager(s),
       and to cause allotment to the Investors in
       foreign markets  whether Institutions and/or
       Incorporated Bodies and/or individuals or otherwise
       and whether such Investors are members of the
       Bank or otherwise  of ADS by the Overseas Depository,
       where each such ADS shall represent 2 existing
       fully paid Equity Shares of par value of INR
       10 per share, deposited pursuant to the Sponsored
       ADS offering, and the aggregate size of the
       Sponsored ADS offering, whether made in 1 or
       more tranches including the over allotment
       option, if any, as decided by the Bank/Underwriter(s)/Lead
       Manager(s), shall not be greater than 6% of
       the outstanding Equity Shares, on a date to
       be determined by the Board and shall be subject
       to the foreign shareholding after completion
       of the Sponsored ADS offering not exceeding
       74% of the outstanding Equity Shares or such
       other limit as may be prescribed by applicable
       law, rules and regulations from time to time;
       the Bank shall sponsor through the Overseas
       Depository, the issue of ADS representing the
       underlying Equity Shares deposited pursuant
       to the Sponsored ADS offering; the pricing
       of the Sponsored ADS offering be determined
       by the Underwriter(s) and/or Lead Managers(s),
       in accordance with the provisions of applicable
       law, rules and regulations; for the purpose
       of giving effect to the Sponsored ADS offering
       and the allotment of ADS as specified, authorize
       the Board on behalf of the Bank to do all such
       acts, deeds, matters and things as it may,
       in its absolute discretion, deem necessary
       or desirable for such purpose, including without
       limitations, determine the number of Equity
       Shares to be offered or sold, the over-allotment
       option; determine whether or not the Equity
       Shareholders, subject to applicable securities
       laws, have a right to renounce their entitlement
       to participate in the Sponsored ADS offering
       to another Equity Shareholder; determine the
       length of the invitation to offer period, issue
       and circulate the invitation to offer, file
       registration statement and/or other document(s)
       with United States Securities and Exchange
       Commission and/or any other regulator, list
       the securities on New York Stock Exchange,
       enter into managing, underwriting, indemnification,
       marketing, listing, trading, depositary, custodian,
       registrar, escrow, Trustee arrangements and
       sign all deeds, documents and writings and
       to pay any fees, Commissions, remuneration
       and expenses relating thereto; authorize the
       Board to determine all terms and conditions
       of the Sponsored ADS offering, settle all questions,
       difficulties or doubts that may arise in regard
       to the Sponsored ADS offering, offer or allotment
       of ADS and in complying with the sponsored
       ADR Regulations, the number of Equity Shares
       being offered or sold, the eligibility of the
       Equity Shareholder to participate in the Sponsored
       ADS offering or the rights to renounce their
       entitlement to participate thereto, offer or
       allotment of ADS, as it may, in its absolute
       discretion, deem it, without being required
       to seek any further clarification, consent
       or approval of the member or otherwise to the
       end and intend that the members shall be deemed
       to have given the approval thereto expressly
       by the authority of this resolution; authorize
       the Board to delegate all or any of its powers
       herein conferred to any Committee of Directors
       or any one or more wholetime Directors of the
       Bank to give effect to the aforesaid resolution




--------------------------------------------------------------------------------------------------------------------------
 INI STEEL COMPANY                                                                           Agenda Number:  700573074
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3904R104
    Meeting Type:  EGM
    Meeting Date:  20-Aug-2004
          Ticker:
            ISIN:  KR7004020004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Incorporation                       Mgmt          No Action                      *

2.     Approve the acquisition of Hanbo Steel and Construction   Mgmt          No Action                      *
       Company, Dang-Jin Iron Factory on the basis
       of assets sales contract

       Please note that you have voting  rights  to              Non-Voting    No Action                      *
       the meeting to be held on 20 AUG 2004 and
       you also have  dissention  rights  to  the
       BOD  resolution  to  take  part in the repurchase
       offer by our deadline of 09:00 am (local time)
       of 12 AUG 2004. As we  verbally  re-confirmed
       with  the  company,  the  company only allows
       participating  in the repurchase offer to the
       shareholders who dissent to the  BOD  resolution
       and do NOT vote for the meeting resolution.
       Thank you.

       Please note that this is a revision due to the            Non-Voting    No Action                      *
       revised wording of the agenda.  If you have
       already sent in your votes, please do not return
       this proxy form unless you decide to amend
       your original instructions.  Thank you.




--------------------------------------------------------------------------------------------------------------------------
 INI STEEL COMPANY                                                                           Agenda Number:  700646423
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3904R104
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7004020004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements                          Mgmt          For                            *

2.     Elect the Directors                                       Mgmt          For                            *

3.     Appoint the Member of the Auditor Committee               Mgmt          For                            *
       as the Outside Directors

4.     Approve the remuneration limit for the Directors          Mgmt          For                            *

5.     Approve the stock consolidation for capital               Mgmt          For                            *
       reduction




--------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL CONTAINER TERMINAL SERVICES INC                                               Agenda Number:  700646435
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y41157101
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2005
          Ticker:
            ISIN:  PHY411571011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the call to order                                 Mgmt          For                            *

2.     Approve to determine the existence of quorum              Mgmt          For                            *

3.     Approve the minutes of the AGM held on 29 APR             Mgmt          For                            *
       2004

4.     Approve the Chairman s report                             Mgmt          For                            *

5.     Approve the Chairman s report and the audited             Mgmt          For                            *
       financial statements

6.     Approve to ratify the acts, contracts, investments        Mgmt          For                            *
       and resolutions of the Board of Directors and
       the Management since the last AGM

7.     Elect the Directors                                       Mgmt          For                            *

8.     Appoint the External Auditors                             Mgmt          For                            *

9.     Other matters                                             Other         For                            *

10.    Adjournment                                               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 ITAUSA INVESTIMENTOS ITAU SA                                                                Agenda Number:  700697153
--------------------------------------------------------------------------------------------------------------------------
        Security:  P58711105
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  BRITSAACNPR7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE PREFERRED SHAREHOLDLERS CAN VOTE              Non-Voting    No Action                      *
       ONLY ON RESOLUTION 4. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No Action                      *
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

1.     Approve the Board of Directors annual report,             Non-Voting    No Action                      *
       the financial statements, External Auditors
       and of the Finance Committee and documents
       opinion report relating to FYE 31 DEC 2004

2.     Approve to distribute the FY net profits                  Non-Voting    No Action                      *

3.     Elect the Members of the Board of Directors               Non-Voting    No Action                      *

4.     Elect the Members of the Finance Committee                Mgmt          No Action                      *

5.     Approve to set the Directors, Board of Directors          Non-Voting    No Action                      *
       and Finance Committee global remuneration




--------------------------------------------------------------------------------------------------------------------------
 IVANHOE MINES LIMITED                                                                       Agenda Number:  700698155
--------------------------------------------------------------------------------------------------------------------------
        Security:  46579N103
    Meeting Type:  AGM
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  CA46579N1033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the annual report of the Directors to             Non-Voting    No vote
       the shareholders

       Receive the audited consolidated financial statements     Non-Voting    No vote
       of the Corporation for the YE 31 DEC 2004 and
       the Auditors  report thereon

1.1    Elect Mr. Robert M. Friedland as a Director               Mgmt          For                            *
       for the ensuing year

1.2    Elect Mr. R. Edward Flood as a Director for               Mgmt          For                            *
       the ensuing year

1.3    Elect Mr. Kjeld Thygesen as a Director for the            Mgmt          For                            *
       ensuing year

1.4    Elect Hon. Robert Hanson as a Director for the            Mgmt          For                            *
       ensuing year

1.5    Elect Mr. John Weatherall as a Director for               Mgmt          For                            *
       the ensuing year

1.6    Elect Dr. Markus Faber as a Director for the              Mgmt          For                            *
       ensuing year

1.7    Elect Mr. John Macken as a Director for the               Mgmt          For                            *
       ensuing year

1.8    Elect Mr. David Huberman as a Director for the            Mgmt          For                            *
       ensuing year

1.9    Elect Mr. John Bruk as a Director for the ensuing         Mgmt          For                            *
       year

1.10   Elect Mr. Howard R. Balloch as a Director for             Mgmt          For                            *
       the ensuing year

1.11   Elect Mr. Peter G. Meredith as a Director for             Mgmt          For                            *
       the ensuing year

2.     Re-appoint Deloitte & Touche LLP, Chartered               Mgmt          For                            *
       Accountants, as the Auditors of the Corporation
       at a remuneration to be fixed by the Board
       of Directors

3.     Authorize, approve and adopt an amendment to              Mgmt          For                            *
       the Corporation s Employees  and the Directors
       Equity Incentive Plan  the Plan  to increase
       by 9,000,000 common shares, the maximum number
       of common shares of the Corporation issuable
       under the Plan from 20,000,000 common shares
       to 29,000,000 common shares; certain other
       amendments to the Plan, as reflected in the
       amended and restated  2005  Employees and Directors
       Equity Incentive Plan in the form as specified;
       authorize the Directors of Ivanhoe to implement
       the foregoing amendments to the Plan

4.     Transact any other business                               Non-Voting    No vote

5.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 JOHNSON ELECTRIC HOLDINGS LTD                                                               Agenda Number:  700543982
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5150J140
    Meeting Type:  AGM
    Meeting Date:  20-Jul-2004
          Ticker:
            ISIN:  BMG5150J1403
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited consolidated accounts       Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 31 MAR 2004

2.     Declare a final dividend in respect of the YE             Mgmt          For                            *
       31 MAR 2004

3.a    Re-elect Mr. Peter Wang Kin Chung as a Non-Executive      Mgmt          For                            *
       Director

3.b    Re-elect Mr. Peter Stuart Allenby Edwards as              Mgmt          For                            *
       a Independent Non-Executive Director

3.c    Re-elect Mr. Patrick Blackwell Paul as a Independent      Mgmt          For                            *
       Non-Executive Director

3.d    Re-elect Mr. Michael John Enright as a Independent        Mgmt          For                            *
       Non-Executive Director

4.     Approve to confirm the remuneration of the Directors      Mgmt          For                            *

5.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their remuneration

6.     Approve to fix the number of Directors of the             Mgmt          For                            *
       Company at 15 and authorize the Directors to
       elect or appoint additional Directors up to
       the maximum of 15

7.     Authorize the Directors of the Company to issue,          Mgmt          Abstain                        *
       allot and dispose of additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 5% of the aggregate
       nominal amount of the issued share capital
       of the Company otherwise than pursuant to:
       i) a rights issue; or ii) the exercise of options
       granted under the Company s Share Option Scheme;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by law

8.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       its own shares of the Company during the relevant
       period, on The Stock Exchange of Hong Kong
       Limited or any other stock exchange recognized
       for this purpose by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases for such purposes, subject
       to and in accordance with all applicable laws,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is to be held by law

9.     Approve, conditional upon the passing of Resolutions      Mgmt          Against                        *
       7 and 8, to add the aggregate nominal amount
       of the share capital of the Company repurchased
       by the Company pursuant to Resolution 8, to
       the aggregate nominal amount of the share capital
       of the Company that may be allotted pursuant
       to Resolution 7, provided that such amount
       shall not exceed 10% of the aggregate nominal
       amount of the issued share capital of the Company
       at the date of passing this resolution

S.10   Amend the Bye-Laws of the Company: 1) Bye-Law             Mgmt          For                            *
       1; 2) Bye-Law 85A; 3) Bye-Law 108(B); and 4)
       Bye-law 114




--------------------------------------------------------------------------------------------------------------------------
 KANGWON LAND INC                                                                            Agenda Number:  700657212
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4581L105
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2005
          Ticker:
            ISIN:  KR7035250000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 7th balance sheet, income statement           Mgmt          For                            *
       and retained earnings statement

2.     Amend the Articles of Incorporation                       Mgmt          Abstain                        *

3.     Elect the Directors                                       Mgmt          For                            *

4.     Elect the Auditors                                        Mgmt          For                            *

5.     Approve the remuneration limit for the Directors          Mgmt          Abstain                        *

6.     Approve the remuneration limit for the Auditors           Mgmt          Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 KEC CORP                                                                                    Agenda Number:  700649695
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38515105
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  KR7006200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements                          Mgmt          No Action                      *

2.     Approve the partial amendment to the Articles             Mgmt          No Action                      *
       of Incorporation

3.     Approve the stock split                                   Mgmt          No Action                      *

4.1    Elect Mr. Dong Jang as a Director                         Mgmt          No Action                      *

4.2    Elect Mr. Kyung Seok Seo as a Director                    Mgmt          No Action                      *

4.3    Elect Mr. Sang Chul Lee as a Director                     Mgmt          No Action                      *

4.4    Elect Mr. Miyazaki Fumitaka as a Director                 Mgmt          No Action                      *

4.5    Elect Mr. Jung Woo Seo as an Outside Director             Mgmt          No Action                      *

5.     Approve the remuneration limit for the Directors          Mgmt          No Action                      *

6.     Approve the remuneration limit for the Auditors           Mgmt          No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 KIA MOTORS CORP                                                                             Agenda Number:  700647122
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y47601102
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7000270009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 61st financial statement  balance             Mgmt          For                            *
       sheet, income statement and retained earnings
       statements

2.     Appoint the Directors                                     Mgmt          For                            *

3.     Approve the remuneration limit for the Directors          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 KINGBOARD CHEMICAL HOLDINGS LTD                                                             Agenda Number:  700587578
--------------------------------------------------------------------------------------------------------------------------
        Security:  G52562108
    Meeting Type:  EGM
    Meeting Date:  30-Sep-2004
          Ticker:
            ISIN:  KYG525621085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Company, conditional       Mgmt          For                            *
       upon the Listing Committee of the Stock Exchange
       of Hong Kong Limited  Stock Exchange  granting
       the listing of, and permission to deal in,
       the 2006 warrants and any shares of HKD 0.10
       each  Share  in the share capital of the Company
       which may fall to be issued upon any exercise
       of subscription rights attaching to the 2006
       warrants, : a) to create and issue warrants
       2006 warrants  which will be in registered
       form and each will be exercisable at any time
       between the date when dealings in the 2006
       warrants on the Stock Exchange commence and
       31 DEC 2006, both days inclusive, to subscribe
       HKD 20 for shares at an initial subscription
       price of HKD 20 per share as specified and
       to issue the same by way of bonus to the persons
       who are registered as shareholders of the Company
       the shareholders  at the close of business
       on 30 SEP 2004 in the proportion of (1) 2006
       warrant for every 10 shares then held provided
       that: i) in the case of shareholders whose
       registered addresses as shown on the register
       of members of the Company are outside Hong
       Kong at the close of business on 30 SEP 2004,
       the relevant 2006 warrants shall not be granted
       to such persons but shall be aggregated and
       sold in the market as soon as practicable after
       dealings in the 2006 warrants on the Stock
       Exchange commence and the net proceeds of sale,
       after deduction of expenses, shall be distributed
       to such persons pro rata to their respective
       entitlements unless the amount falling to be
       distributed to any such person shall be less
       than HKD 100 in which case such amount shall
       be retained for the benefit of the Company;
       and ii) no fractional entitlements will be
       granted to the shareholders as aforesaid, but
       the fractional entitlements will be aggregated
       and sold for the benefit of the Company; b)
       to allot and issue to holders of any 2006 warrants,
       upon the due exercise of the subscription rights
       attaching thereto, the appropriate number of
       new shares; and c) to do all such acts and
       things as they consider necessary or expedient
       to give effect to the foregoing arrangements




--------------------------------------------------------------------------------------------------------------------------
 KINGBOARD CHEMICAL HOLDINGS LTD                                                             Agenda Number:  700610339
--------------------------------------------------------------------------------------------------------------------------
        Security:  G52562140
    Meeting Type:  EGM
    Meeting Date:  19-Nov-2004
          Ticker:
            ISIN:  KYG525621408
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve: i) the acquisition of all of the issued          Mgmt          For                            *
       shares in the capital of, and the cancellation
       of all outstanding options of, Elec & Eltek
       International Holdings Limited by Ease Ever
       Investments Limited, an indirect wholly-owned
       subsidiary of the Company, other than issued
       and paid-up ordinary shares in the capital
       of Elec & Eltek International Holdings Limited
       by Elitelink Holdings Limited, another indirect
       wholly-owned subsidiary of the Company, other
       than those already owned by Elitelink Holdings
       Limited or parties acting in concert with it
       and those owned by Elec & Eltek International
       Holdings Limited; and authorize the Directors
       of the Company  Directors  to do all such further
       acts and things and to sign and execute all
       such other or further documents and to take
       all such steps which in the opinion of the
       Directors be necessary, appropriate, desirable
       or expedient to implement and/or give effects
       to the transactions as specified and to agree
       to any variation, amendment, supplement or
       waiver of matters relating thereto as are and
       in the opinion of the Directors in the interest
       of the Company to extent that such variation,
       amendment, supplement or waiver do not constitute
       material changes to the material terms of the
       transactions




--------------------------------------------------------------------------------------------------------------------------
 KINGBOARD CHEMICAL HOLDINGS LTD                                                             Agenda Number:  700623083
--------------------------------------------------------------------------------------------------------------------------
        Security:  G52562140
    Meeting Type:  EGM
    Meeting Date:  22-Dec-2004
          Ticker:
            ISIN:  KYG525621408
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Revised Shirai Supply Annual Caps             Mgmt          For                            *
       as specified  and authorize the Directors
       of the Company to do, approve and transact
       all such acts and things as they may in their
       discretion consider necessary or desirable
       in connection therewith




--------------------------------------------------------------------------------------------------------------------------
 KINGBOARD CHEMICAL HOLDINGS LTD                                                             Agenda Number:  700698698
--------------------------------------------------------------------------------------------------------------------------
        Security:  G52562140
    Meeting Type:  AGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  KYG525621408
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            *
       and the Directors  report and the Auditors
       report thereon for the YE 31 DEC 2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Re-elect the Directors and authorize the Board            Mgmt          For                            *
       of Directors to fix the Directors  remuneration

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            *
       of Directors to fix their remuneration

5.a    Authorize the Directors of the Company to allot,          Mgmt          Abstain                        *
       issue and deal with additional shares in the
       capital of the Company or securities convertible
       into shares, options, warrants or similar rights
       to subscribe for any shares, and make or grant
       offers, agreements and options during and after
       the relevant period, not exceeding 20% of the
       aggregate nominal amount of the issued share
       capital of the Company otherwise than pursuant
       to: i) a rights issue; or ii) the exercise
       of rights of subscription or conversion or
       any securities which are convertible into shares;
       or iii) the exercise of any share option scheme
       or similar arrangement; or iv) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is to be held by
       law

5.b    Approve the Directors of the Company to repurchase        Mgmt          For                            *
       shares of the Company  Shares  or securities
       convertible into Shares on The Stock Exchange
       of Hong Kong Limited  the Stock Exchange  or
       on any other stock exchange on which the securities
       of the Company may be listed and recognized
       for this purpose by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       under the Hong Kong Code on Share repurchased
       and subject to and in accordance with all applicable
       laws and regulations, during and after the
       relevant period, not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company;  Authority expires the earlier of
       the conclusion of the next AGM or the expiration
       of the period within which the next AGM is
       to be held by law

5.c    Approve, conditional upon the passing of Resolutions      Mgmt          For                            *
       5.A and 5.B, to extend the general mandate
       granted to the Directors to allot, issue or
       otherwise deal with shares of the Company pursuant
       to Resolution 5.A, to add to the aggregate
       nominal amount of the share of the Company
       repurchased pursuant to Resolution 5.B, provided
       that such amount does not exceed 10% of the
       aggregate nominal amount of the share capital
       of the Company at the date of passing this
       resolution

S.6    Amend Articles 63, 84 and 92 of the Articles              Mgmt          For                            *
       of Association of the Company and adopt the
       new Articles of Association of the Company,
       consolidating all of the changes in replacement
       of the existing Articles of Association of
       the Company




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE PHILIPS ELECTRONICS N V                                                         Agenda Number:  700647603
--------------------------------------------------------------------------------------------------------------------------
        Security:  N6817P109
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2005
          Ticker:
            ISIN:  NL0000009538
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the general meeting                            Non-Voting    No vote

2.a    Approve the annual accounts on the FY 2004                Mgmt          For                            *

2.b    Approve the explanation of policy on additions            Mgmt          For                            *
       to reserves and dividends

2.c    Declare the dividend over the FY 2004 at EUR              Mgmt          For                            *
       0.40 per common share

2.d    Grant discharge to the Managing Board and Supervisory     Mgmt          For                            *
       Board in respect of the duties performed during
       the past FY

3.a    Approve Corporate governance structure                    Mgmt          For                            *

3.b    Approve to change the Articles of Association             Mgmt          For                            *
       in respect of: withdrawal of priority shares
       requirements for overruling a binding recommendation
       regarding appointment of the Members of the
       Supervisory Board and Members of the Managing
       Board formalization of rules to avoid conflicts
       of interest between the Company and Members
       of the Managing Board terms of appointment
       of Members of the managing Board matters to
       be approved by the Supervisory Board indemnification
       of Members of the Managing and Supervisory
       Board introduction of a record date for shareholders
       meetings attendance appointment period of an
       External Auditor

4      Appoint KPMG Accountants as the Auditors responsible      Mgmt          For                            *
       for auditing the financial accounts for the
       years 2005 until and including 2007

5.     Re-appoint Mr. G. Kleisterlee as CEO and  Mr.             Mgmt          For                            *
       P.J. Sivignon as Member of the Management Board

6.     Re-appoint Mr. L. Schwietzer with effect from             Mgmt          For                            *
       31 MAR 2005; appoint Mr. N.L. Wong with effect
       from 01 APR 2005 and Mr. J.J. Schiro with effect
       from 01 OCT 2005 as Member of the Supervisory
       Board where all details as laid in Article
       2:158 paragraph 5, Section 2:142 paragraph
       3 of the Dutch Civil Code are available for
       the general meeting of shareholders

7.     Approve to set the annual remuneration for the            Mgmt          For                            *
       Members of the Supervisory Board as fallows:
       the members EUR 41,000, the Chairman EUR 75,000
       annual remuneration for each Supervisory Board
       Committee Membership EUR 4,500; for a regular
       member and EUR 6,000 for the Chairman of a
       Committee; annual remuneration for the Chairman
       of the Supervisory Board s Audit Committee:
       EUR 7000

8.     Approve that the Managing Board, subject to               Mgmt          For                            *
       the approval of the Supervisory Board, be designated
       for a period of 18 months as the body which
       is authorized to resolve to issue shares up
       to a number of unissued shares in the capital
       of the Company; authorize the Managing Board,
       under the approval of the Supervisory Board
       as the sole body to limit or exclude the pre-emptive
       right on new issued shares in the Company

9.     Authorize the management Board, subject to the            Mgmt          Against                        *
       approval of the Supervisory Board, to cause
       the Company to acquire its own shares for valuable
       consideration, up to a maximum number which,
       at the time of acquisition, the Company is
       permitted to acquire pursuant to the provisions
       of Section 98, subsection 2, of book m2 of
       the Netherlands Civil Code; such acquisition
       may be effected by means of any type of contract,
       including stock exchange transactions, the
       price must lie between the par value of the
       shares and an amount equal to 110% of the market
       price

10.    Any other business                                        Other         For                            *

11.    Closing of the general meeting                            Non-Voting    No vote

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 23 MAR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KOOKMIN BANK                                                                                Agenda Number:  700600403
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4822W100
    Meeting Type:  EGM
    Meeting Date:  29-Oct-2004
          Ticker:
            ISIN:  KR7060000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 201659 DUE TO DELETION OF A RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Elect Mr. Jung Won Kang as an Executive Director          Mgmt          For                            *

2.     Approve the stock option for the staff: 5,000             Mgmt          Abstain                        *
       shares to the Outside Director Mr. Dong Su
       Jung, 5,000 shares to Mr. Mun Youl Choi, 5,000
       shares to Mr. Wang Ha Jo, 5,000 shares to Mr.
       Young Sun Jun and 10,000 shares to the Vice
       Chairman, Mr. Jung Young Kang




--------------------------------------------------------------------------------------------------------------------------
 KOOKMIN BANK                                                                                Agenda Number:  700640154
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4822W100
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  KR7060000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and the statement of appropriation of unappropriated
       retained earnings

2.     Elect the Directors                                       Mgmt          For                            *

3.     Elect the nominees for Member of Auditor Committee        Mgmt          For                            *
       who are not outside Directors

4.     Elect the nominees for Member of Auditor Committee        Mgmt          For                            *
       who are outside Directors

5.     Approve the Stock Option for staff                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  932263647
--------------------------------------------------------------------------------------------------------------------------
        Security:  48268K101
    Meeting Type:  Consent
    Meeting Date:  11-Mar-2005
          Ticker:  KTC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF BALANCE SHEET, INCOME STATEMENT               Mgmt          For                            For
       AND STATEMENT OF APPROPRIATION OF RETAINED
       EARNINGS FOR THE 23RD FISCAL YEAR, AS SET FORTH
       IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.

02     APPROVAL OF THE AMENDMENT OF ARTICLES OF INCORPORATION,   Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

3A     JEONG SOO SUH (NOMINATED BY THE PRESIDENT WITH            Mgmt          For
       CONSENT OF BOARD OF DIRECTORS)

3B     STUART B. SOLOMON (NOMINATED BY OUTSIDE DIRECTOR          Mgmt          For
       RECOMMENDATION COMMITTEE)

3C     THAE SURN KHWARG (NOMINATED BY OUTSIDE DIRECTOR           Mgmt          For
       RECOMMENDATIONY COMMITTEE)

3D     BYOUNG HOON LEE (SHAREHOLDER PROPOSAL - PRACTICALLY       Mgmt          Against
       INITIATED BY LABOR UNION OF KT)

04     APPROVAL OF LIMIT ON REMUNERATION OF DIRECTORS,           Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  700649304
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       216941 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ALTHOUGH THERE ARE 4 CANDIDATES          Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE ARE ONLY
       3 VACANCIES AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 3 OF THE 4 DIRECTORS.
       THANK YOU.

1.     Approve the appropriation of income, with a               Mgmt          For                            *
       final dividend of KRW 2,000 per share

2.     Approve the partial amendment to the Articles             Mgmt          For                            *
       of Incorporation to allow shareholders to vote
       in writing

3.1    Elect Mr. Jeong Soo Suh as a Director                     Mgmt          For                            *

3.2    Elect Mr. Stuart B. Solomon as a Director                 Mgmt          For                            *

3.3    Elect Mr. Thae Surn Khwarg as a Director                  Mgmt          For                            *

3.4    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           No vote
       PROPOSAL: Elect Mr. Byoung Hoon Lee as a Director

4.     Approve the limit of the remuneration of the              Mgmt          For                            *
       Directors at KRW 3 billion




--------------------------------------------------------------------------------------------------------------------------
 KUMGANG KOREA CHEM CO LTD                                                                   Agenda Number:  700641106
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y50410102
    Meeting Type:  AGM
    Meeting Date:  25-Feb-2005
          Ticker:
            ISIN:  KR7002380004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and the statement of appropriation of unappropriated
       retained earning

2.     Approve the partial amendment to the Articles             Mgmt          For                            *
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            *

4.     Elect the Member of the Auditors  Committee               Mgmt          For                            *

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 KUONI REISEN HOLDING AG, ZUERICH                                                            Agenda Number:  700678949
--------------------------------------------------------------------------------------------------------------------------
        Security:  H47075108
    Meeting Type:  OGM
    Meeting Date:  21-Apr-2005
          Ticker:
            ISIN:  CH0003504856
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report of 2004  consisting             Mgmt          For                            *
       of the report on the course of business 2004,
       the financial statements 2004 and the consolidated
       financial statements 2004

2.     Receive the reports of the Auditors and the               Mgmt          For                            *
       Group Auditors

3.     Approve the annual report of 2004  consisting             Mgmt          For                            *
       the course of business 2004, the financial
       statements 2004 and the consolidated financial
       statements 2004

4.1    Approve the appropriation of retained earnings            Mgmt          For                            *
       to allocate the retained earnings at the disposal
       of the general meeting as of 31 DEC 2004 in
       the amount of CHF 40,215,632 as follows: allocation
       to other reserves; CHF 38,638,650 to be carried
       forward to new account CHF 1,576,982 total
       retained; earnings CHF 40,215,632

4.2    Approve the repayment of par value to the shareholders    Mgmt          For                            *
       subject to Item 4.1 on the agenda by the general
       meeting and on the basis of the KPMG fides
       peat  report which pursuant to Article 732
       Paragraph 2 of the Swiss Code of obligations
       (Co) finds that creditors claims will remain
       fully covered even after the reduction in share
       capital, the Board of Directors proposes a
       CHF 112,000,000; reduction of the ordinary
       share capital from CHF 160,000,000 to CHF 48,000,000.
       this is to be achieved by reducing the par
       value of category a registered shares from
       CHF 10 to CHF 3 and the par value of category
       be registered shares from CHF 50 to CHF 15.1
       any share capital issued pursuant to Article
       3bis of the Articles of Incorporation until
       the closing of the share capital reduction,
       if any, shall also be reduced by reducing the
       par value of each newly issued share from CHF
       50 to CHF 15, the amount by which the share
       capital is reduced shall be paid out to shareholders
       accordingly; amend the Articles of Incorporation
       as follows: Article 3: the share capital of
       the Company is CHF 48,000,000 and is divided
       into: a) 1,000,000 registered shares, category
       a, with a par value of CHF 3 each; b) 3,000,000
       registered shares, category b, with a par value
       of CHF 15 each; Paragraphs 2 and 3 shall remain
       unchanged; the conditional share capital the
       share capital be increased in a maximum amount
       of CHF 5,760,000 by the issuance of up to 384,000
       fully paid registered shares, Category b, with
       par value of CHF 15 each, through the exercise
       of conversion rights and/or warrants issued
       in connection with bonds or other financial
       market instruments by the Company or one of
       its group companies and/or through the exercise
       of warrant rights granted to the shareholders;
       Paragraphs 2 to 4 shall remain unchanged; the
       share capital may, under the exclusion of the
       shareholders pre-emptive rights, be increased
       in a maximum amount of CHF 1,440,000 by the
       issuance of up to 96,000 fully paid registered
       shares, 1 the repayment of the par value is
       more attractive for shareholders from a tax
       point of view than the distribution of a dividend;
       the amount paid out to shareholders as a result
       of the reduction in the par value is not liable
       to withholding tax and shareholders who are
       resident for tax purposes in Switzerland and
       whose  kuoni shares are private assets will
       be exempt from income tax; 2 it is planned
       to allocate to other reserves the amount by
       which the share capital is reduced in respect
       of treasury shares which are earmarked for
       the Executive and Management Share Purchase
       and Stock Option Plans; Category B, with a
       par value of CHF 15 each, through the exercise
       of pre-emptive rights and warrants granted
       to employees of the Company and Group Companies
       according to one or more Subscription Rights
       Plans; registered shares may be issued to employees
       at a price lower than that quoted on the stock
       exchange; the Board of Directors shall determine
       the particulars of  the issuance conditions;
       Paragraph 6 shall remain unchanged

5.     Grant discharge to the Members of Board of Director       Mgmt          For                            *

6.     Approve to reduce the threshold amount entitling          Mgmt          For                            *
       the shareholders to request than an item be
       put on the agenda

7.1    Re-elect the Members of the Board of Directors            Mgmt          For                            *

7.2    Elect a new Member of the Board of Directors              Mgmt          For                            *

7.3    Elect the Auditors and the Group Auditors                 Mgmt          For                            *

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 216887, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.




--------------------------------------------------------------------------------------------------------------------------
 L'OREAL S.A., PARIS                                                                         Agenda Number:  700665271
--------------------------------------------------------------------------------------------------------------------------
        Security:  F58149133
    Meeting Type:  MIX
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  FR0000120321
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive the report of the Board of Directors              Mgmt          For                            *
       and the general report of the Statutory Auditors
       and the financial statements and the balance
       sheet for the year 2004; the non-deductible
       fees and expenses as well as the corresponding
       tax

O.2    Approve the consolidated financial statements             Mgmt          For                            *
       for the FYE December 2004

O.3    Approve to appropriate the profits as follows:            Mgmt          For                            *
       profits for the FY : EUR 1,230,100,216.83;
       global dividend: EUR 6,760,621.60; allocation
       of a supradividend: EUR 547,610,349.60; other
       reserves: EUR 675,729,245.63; the shareholders
       will receive a net dividend of EUR 0.82 per
       share; this dividend will be paid 11 MAY 2005;
       the amount of EUR 4,987,500.00 representing
       the outstanding tax will be charged to the
       other reserves account

O.4    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Article L.225-38 of
       the French Commercial Code, and the said report
       and the agreements referred to therein

O.5    Approve to renew the term of office of Mrs.               Mgmt          For                            *
       Francoise Bettencourt Meyers as a Director
       for a period of 4 years

O.6    Approve to renew the term of office of Mr. M.             Mgmt          For                            *
       Peter Brabeck-Letmathe as a Director for a
       period of 4 years

O.7    Approve to renew the term of office of Mr. M.             Mgmt          For                            *
       Jean-Pierre Meyers as a Director for a period
       of 4 years

O.8    Appoint Mr. Werner Bauer as a Director for a              Mgmt          For                            *
       period of 4 years

O.9    Appoint Mr. M. Louis Schweitzer as a Director             Mgmt          For                            *
       for a period of 4 years

O.10   Approve to award total annual fees of EUR 1,100,000.00    Mgmt          For                            *
       to the Board of Directors

O.11   Authorize the Board of Directors to buy back              Mgmt          For                            *
       the Company s shares on the open market, as
       per the following conditions: maximum purchase
       price: EUR 95.00, maximum number of shares
       that may be acquired: 10% of the number of
       shares comprising the Company s capital;  Authority
       expire after 18 months ; and to take all necessary
       measures and accomplish all necessary formalities

E.12   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       to any and all existing authority, in order
       to increase the share capital, in 1 or more
       transactions and at its sole discretion by
       a maximum nominal amount of EUR 200,000,000.00
       by way of issuing Company s ordinary shares,
       or by way of capitalizing retained earnings,
       income or additional paid-in capital or any
       other capitalizable items, to be carried out
       through the issue of bonus shares or the raise
       of the par value of the existing shares; to
       increase the number of shares to be issued,
       provided that it does not exceed 15% of the
       initial issue;  Authority expire after 26 months
       ;

E.13   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in 1 or more transactions,
       at its sole discretion, in favour of the Company
       and its subsidiaries  employees who are Members
       of a Company Savings Plan;  Authority expires
       after 26 months ; and for an amount, which
       shall not exceed 1% of the capital  with a
       maximum amount of EUR 1,352,124.00 by way of
       issuing 6,760,621 new actions ; and to take
       all necessary measures and accomplish all necessary
       formalities

O.14   Authorize the Board of Directors to proceed               Mgmt          For                            *
       with the free allocation of Company s existing
       shares or to be issued, it being provided that
       it does not exceed 6% and 2% of the number
       of shares comprising the share capital;  Authority
       expires after 15 months ; and to take all necessary
       measures and accomplish all necessary formalities

O.15   Amend the Article of Association Number 12 aiming         Mgmt          For                            *
       at making easier the access requirements of
       the bearer shareholders to general meetings

O.16   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by law

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:     Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 LAUREATE EDUCATION, INC.                                                                    Agenda Number:  932341035
--------------------------------------------------------------------------------------------------------------------------
        Security:  518613104
    Meeting Type:  Annual
    Meeting Date:  21-Jun-2005
          Ticker:  LAUR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       R.C. HOEHN-SARIC*                                         Mgmt          For                            For
       JOHN A. MILLER*                                           Mgmt          For                            For
       DAVID A. WILSON*                                          Mgmt          For                            For
       ISABEL AGUILERA**                                         Mgmt          For                            For

02     PROPOSAL TO APPROVE AND RATIFY THE ADOPTION               Mgmt          For                            For
       OF THE 2005 STOCK INCENTIVE PLAN.

03     PROPOSAL TO RATIFY THE SELECTION OF ERNST &               Mgmt          For                            For
       YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE
       COMPANY FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2005.




--------------------------------------------------------------------------------------------------------------------------
 LG ELECTRONICS INC                                                                          Agenda Number:  700647247
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5275H177
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7066570003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements expected cash            Mgmt          No Action                      *
       dividend on LG Electronics  ordinary shares
       : KRW 1,500 and expected cash dividend on LG
       Electronics  preferred shares : KRW 1,550

2.     Approve the partial amendment to the Articles             Mgmt          No Action                      *
       of Incorporation

3.     Elect the Directors                                       Mgmt          No Action                      *

4.     Approve the limit of remuneration for the Directors       Mgmt          No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 LI & FUNG LTD                                                                               Agenda Number:  700695476
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5485F144
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  BMG5485F1445
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited consolidated accounts       Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.     Declare a final dividend of 30 HK cents per               Mgmt          For                            *
       share and a special dividend of 25 HK cents
       per share in respect of the YE 31 DEC 2004

3.a    Re-elect Dr. Victor Fung Kwok King as a Non-executive     Mgmt          For                            *
       Director

3.b    Re-elect Dr. William Fung Kwok Lun as a Executive         Mgmt          For                            *
       Director

3.c    Re-elect Mr. Allan Wong Chi Yun as an Independent         Mgmt          For                            *
       Non-Executive Director

3.d    Re-elect Mr. Makoto Yasuda as an Independent              Mgmt          For                            *
       Non-Executive Director

3.e    Re-elect Mr. Lau Butt Farn as a Non-Executive             Mgmt          For                            *
       Director

3.f    Re-elect Mr. Bruce Philip Rockowitz as an Executive       Mgmt          For                            *
       Director

4.     Approve that the remuneration of all the Directors        Mgmt          For                            *
       including the Non-executive Directors  and
       the Chairman of the Board of Directors shall
       be fixed at HKD 80,000 and HKD 200,000 respectively
       for the year ending 31 DEC 2005 and each subsequent
       FY until the Company in general meeting otherwise
       determines; and additional remuneration shall
       be payable to the Non-executive Directors who
       serve on the Board committees of the Company
       and such remuneration be fixed at the levels
       as specified for the year ending 31 DEC 2005
       and each subsequent FY until the Company in
       general meeting otherwise determines

5.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            *
       and authorize the Board of Directors to fix
       their remuneration

6.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       shares of the Company during the relevant period,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognised for
       this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on Share Repurchases;  Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM is to be held by
       law

7.     Authorize the Directors of the Company to allot,          Mgmt          Abstain                        *
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, a) not exceeding 20% of the
       aggregate nominal amount of the issued share
       capital of the Company on the date of this
       resolution; plus b) the nominal amount of share
       capital repurchased by the Company subsequent
       to the passing of this resolution  up to a
       maximum equivalent to 10% of the aggregate
       nominal amount of the issued share capital
       of the Company on the date of this resolution
       , otherwise than pursuant to: i) a rights issue;
       or ii) the exercise of any share option scheme
       adopted by the Company; or iii) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is to be held by
       law

8.     Authorize the Directors of the Company to exercise        Mgmt          Abstain                        *
       the powers of the Company referred to Resolution
       7, as specified, in respect of the share capital
       of the Company referred to such resolution




--------------------------------------------------------------------------------------------------------------------------
 LUMENIS LTD.                                                                                Agenda Number:  932227108
--------------------------------------------------------------------------------------------------------------------------
        Security:  M6778Q105
    Meeting Type:  Special
    Meeting Date:  22-Oct-2004
          Ticker:  LUME
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      TO RATIFY THE APPOINTMENT OF ZIV HAFT CERTIFIED           Mgmt          For                            For
       PUBLIC ACCOUNTANTS (ISR.), A BDO MEMBER FIRM
       ( BDO ZIV HAFT ), AS THE COMPANY S INDEPENDENT
       AUDITORS UNTIL THE NEXT ANNUAL GENERAL MEETING
       OF SHAREHOLDERS, TO AUDIT THE CONSOLIDATED
       FINANCIAL STATEMENTS OF THE COMPANY AND ITS
       SUBSIDIARIES AND PROVIDE ANY RELATED WORK AND
       SERVICES, AS DESCRIBED IN THE PROXY STATEMENT.

2      TO RATIFY, CONFIRM AND APPROVE THE GRANT TO               Mgmt          For                            For
       AVNER RAZ OF OPTIONS TO PURCHASE UP TO 425,000
       ORDINARY SHARES OF THE COMPANY.




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TAVKOZLESI                                                                           Agenda Number:  932305077
--------------------------------------------------------------------------------------------------------------------------
        Security:  559776109
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2005
          Ticker:  MTA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     REPORT OF THE BOARD OF DIRECTORS ON THE MANAGEMENT        Mgmt          For                            For
       OF THE COMPANY, THE BUSINESS POLICY OF MATAV
       GROUP AND REPORT ON THE BUSINESS OPERATIONS
       AND THE FINANCIAL SITUATION OF MATAV GROUP
       IN 2004 ACCORDING TO THE REQUIREMENTS OF THE
       ACCOUNTING ACT.

02     REPORT OF THE BOARD OF DIRECTORS ON THE BUSINESS          Mgmt          For                            For
       OPERATIONS OF THE COMPANY IN 2004 PRESENTATION
       OF THE REPORT OF THE SUPERVISORY BOARD AND
       THE AUDITOR.

03     PROPOSAL OF THE BOARD OF DIRECTORS FOR THE USE            Mgmt          For                            For
       OF THE PROFIT AFTER TAX EARNED IN 2004.

04     MODIFICATION OF THE ARTICLES OF ASSOCIATIONS              Mgmt          For                            For
       OF THE COMPANY.

05     ELECTION OF MEMBER OF THE BOARD OF DIRECTORS.             Mgmt          For                            For

06     ELECTION OF THE MEMBERS OF THE SUPERVISORY BOARD.         Mgmt          For                            For

07     DETERMINATION OF THE REMUNERATION OF THE MEMBERS          Mgmt          For                            For
       OF THE SUPERVISORY BOARD.

08     MISCELLANEOUS.                                            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TAVKOZLESIRT                                                                         Agenda Number:  932259092
--------------------------------------------------------------------------------------------------------------------------
        Security:  559776109
    Meeting Type:  Special
    Meeting Date:  22-Feb-2005
          Ticker:  MTA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

2A     THE GENERAL MEETING OF MATAV RT. -- ON THE BASIS          Mgmt          For                            For
       OF THE SUBMISSION OF THE BOARD OF DIRECTORS
       -- HEREBY RESOLVES THE CHANGE OF THE NAME OF
       THE COMPANY. ACCORDING TO THE DECISION OF THE
       GENERAL MEETING THE FULL NAME OF THE COMPANY
       SHALL CHANGE TO MAGYAR TELEKOM TAVKOZLESI RESZVENYTARSASAG,
       WHEREAS THE ABBREVIATION OF ITS NAME TO: MAGYAR
       TELEKOM RT.

2B     THE GENERAL MEETING OF MATAV HEREBY APPROVES              Mgmt          For                            For
       THE MODIFICATION OF THE ARTICLES OF ASSOCATION.




--------------------------------------------------------------------------------------------------------------------------
 MAKITA CORP                                                                                 Agenda Number:  700738579
--------------------------------------------------------------------------------------------------------------------------
        Security:  J39584107
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3862400003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 9 yen, Special Dividend
       23 yen, Commemorative Dividend 4 yen

2.     Amend the Articles of Incorporation                       Mgmt          Against                        *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BANKING BHD MAYBANK                                                                 Agenda Number:  700573860
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  EGM
    Meeting Date:  11-Aug-2004
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that, conditional upon the passing of             Mgmt          No Action                      *
       Resolutions S.13 and S.14 hereunder, approvals
       from the shareholders of Maybank and any other
       relevant authorities being obtained including
       approval in-principle from Bursa Malaysia Securities
       Berhad  Bursa Securities) for the listing of
       and quotation for the new ordinary shares of
       MYR 1.00 each   Shares   to be issued pursuant
       to the exercise of the options under the share
       option scheme for eligible employees and eligible
       Directors of the Company and its subsidiaries
       Maybank Group  or  Group  )  Scheme  , the
       Directors of the Company be and are hereby
       authorised: i) to establish and administer
       the Scheme in accordance with the By-Laws referred
       to in Appendix I of the Circular to Shareholders
       dated 20 JUL 2004 but subject to such amendments
       to the Scheme as may be made or required by
       the relevant authorities including any revision
       to the share allocation to eligible employees
       as may be determined by the relevant authorities
       and acceptable to the Directors; ii) from time
       to time to issue and allot such number of Shares
       in the Company to eligible employees and eligible
       directors of the Group pursuant to their exercise
       of the options under the Scheme, provided that
       the aggregate number of Shares issued pursuant
       to the Scheme, and at any point after a share
       buy-back, does not exceed 15% of the issued
       and paid-up ordinary share capital of Maybank
       at any point in time during the existence of
       the Scheme and that the said Shares will, upon
       allotment, rank pari passu in all respects
       with the existing Shares except that the new
       Shares so issued will not rank for any dividends
       or other distribution declared, made or paid
       to shareholders prior to the date of allotment
       of such new Shares and will be subject to all
       the provisions of the Articles of Association
       of Maybank relating to transfer, transmission
       and otherwise; iii) to make the necessary applications
       to Bursa Securities and take whatever necessary
       actions at the appropriate time or times for
       permission to deal in and for quotation of
       the new Shares of the Company which may from
       time to time be issued and allotted pursuant
       to the Scheme; and iv) to modify and/or amend
       the Scheme from time to time provided that
       such modifications and/or amendments are effected
       in accordance with the provisions of the By-Laws
       of the Scheme relating to modifications and/or
       amendments and to do all such acts and to enter
       into all such transactions, arrangements and
       agreements as may be necessary or expedient
       in order to give  full effect to the Scheme;
       and that the Directors be and are hereby further
       authorized to give effect to the Scheme with
       full power to assent to any modifications and/or
       amendments in any manner as may be required
       or permitted by the relevant authorities

2.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Tan Sri Mohamed
       Basir Bin Ahmad, the Chairman of the Company,
       to subscribe for a maximum of 650,000 new Shares
       in the Company pursuant to the Scheme, subject
       always to such terms and conditions and/or
       any adjustments which may be made in accordance
       with the By-Laws governing and constituting
       the Scheme and the Board of Directors ( Board
       ) be and is hereby authorised to allot and
       issue from time to time such number of new
       Shares in the Company to Mr. Tan Sri Mohamed
       Basir bin Ahmad pursuant to his exercise of
       Options under the Scheme

3.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1 above,  options to Mr. Dato  Richard
       Ho Ung Hun, the Vice-Chairman of the Company,
       to subscribe for a maximum of 705,000 new Shares
       in the Company pursuant to the Scheme, subject
       always to such terms and conditions and/or
       any adjustments which may be made in accordance
       with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Dato  Richard
       Ho Ung Hun pursuant to his exercise of Options
       under the Scheme

4.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Datuk Amirsham
       A. Aziz,  the President and Chief Executive
       Officer of the Company, to subscribe for a
       maximum of 1,730,000 new Shares in the Company
       pursuant to the Scheme, subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Datuk Amirsham
       A Aziz pursuant to his exercise of Options
       under the Scheme

5.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Raja Tan Sri Muhammad
       Alias bin Raja Muhd. Ali, the Non-Executive
       Director of the Company, to subscribe for a
       maximum of 675,000 new Shares in the Company
       pursuant to the Scheme, subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Raja Tan Sri
       Muhammad Alias bin Raja Muhd. Ali pursuant
       to his exercise of Options under the Scheme

6.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Mohammad Bin Abdullah,
       the Non-Executive Director of the Company,
       to subscribe for a maximum of 555,000 new Shares
       in the Company pursuant to the Scheme, subject
       always to such terms and conditions and/or
       any adjustments which may be made in accordance
       with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Mohammad
       bin Abdullah pursuant to his exercise of Options
       under the Scheme

7.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1,  options to Mr. Tuan Haji Mohd.
       Hashir bin Haji Abdullah, the Non-Executive
       Director of the Company, to subscribe for a
       maximum of 515,000 new Shares in the Company
       pursuant to the Scheme, subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Tuan Haji
       Mohd. Hashir bin Haji Abdullah pursuant to
       his exercise of Options under the Scheme

8.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Teh Soon Poh,
       the Non-Executive Director of the Company,
       to subscribe for a maximum of 495,000 new Shares
       in the Company pursuant to the Scheme, subject
       always to such terms and conditions and/or
       any adjustments which may be made in accordance
       with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Teh Soon
       Poh pursuant to his exercise of Options under
       the Scheme

9.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1,  options to Mr. Datuk Haji Abdul
       Rahman bin Mohd. Ramli, the Non-Executive Director
       of the Company, to subscribe for a maximum
       of 455,000 new Shares in the Company pursuant
       to the Scheme, subject always to such terms
       and conditions and/or any adjustments which
       may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Datuk Haji
       Abdul Rahman bin Mohd. Ramli pursuant to his
       exercise of Options under the Scheme

10.    Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Dato  Mohammed
       Hussein, the Deputy President of the Company,
       to subscribe for a maximum of 1,170,000 new
       Shares in the Company pursuant to the Scheme,
       subject always to such terms and conditions
       and/or any adjustments which may be made in
       accordance with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Dato  Mohammed
       Hussein pursuant to his exercise of Options
       under the Scheme

11.    Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Hooi Lai Hoong,
       the Deputy President of the Company, to subscribe
       for a maximum of 1,170,000 new Shares in the
       Company pursuant to the Scheme, subject always
       to such terms and conditions and/or any adjustments
       which may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Hooi Lai Hoong
       pursuant to her exercise of Options under the
       Scheme

12.    Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1,   options to Mr. Tunku Alizakri
       bin Raja Muhammad Alias, a person connected
       with Mr. Raja Tan Sri Muhammad Alias bin Raja
       Muhd. Ali, a Non-Executive Director of the
       Company, to subscribe for a maximum of 155,000
       new Shares in the Company pursuant to the Scheme,
       subject always to such terms and conditions
       and/or any adjustments which may be made in
       accordance with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Tunku Alizakri
       bin Raja Muhammad Alias pursuant to his exercise
       of Options under the Scheme

S.13   Approve to  increase the authorized share capital         Mgmt          No Action                      *
       of the Company be increased from Ringgit Malaysia
       Four Billion (MYR 4,000,000,000) comprising
       Four Billion (4,000,000,000) ordinary shares
       of Ringgit Malaysia One (MYR 1.00) each to
       Ringgit Malaysia Ten Billion (MYR 10,000,000,000)
       comprising Ten Billion (10,000,000,000) ordinary
       shares of Ringgit Malaysia One (MYR 1.00) each
       by the creation of an additional Six Billion
       (6,000,000,000) new ordinary shares of Ringgit
       Malaysia One (MYR1.00) each

S.14   Amend the Clause 5 of the Memorandum of Association,      Mgmt          No Action                      *
       Articles 3(1) and 6(3) of the Articles of Association
       of Maybank

S.15   Amend Articles 118 and 119 of the Articles of             Mgmt          No Action                      *
       Association of Maybank




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BANKING BHD MAYBANK                                                                 Agenda Number:  700592163
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  AGM
    Meeting Date:  11-Oct-2004
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the reports of the Directors, the Auditors        Mgmt          For                            *
       and the audited financial statements for the
       FYE 30 JUN 2004

2.     Declare a final dividend of 25 sen per share              Mgmt          For                            *
       less 28% income tax for the FYE 30 JUN 2004
       as recommended by the Board

3.     Re-elect Mr. Tuan Haji Mohd Hashir bin Hj Abdullah        Mgmt          For                            *
       as a Director, who retires by rotation in accordance
       with Articles 96 and 97  of the Articles of
       Association of the Company

4.     Re-elect Mr. Teh Soon Poh as a Director, who              Mgmt          For                            *
       retires by rotation in accordance with Articles
       96 and 97 of the Articles of Association of
       the Company

5.     Re-elect Mr. Dato  Mohammed Hussein as a Director,        Mgmt          For                            *
       who retires by rotation in accordance with
       Articles 96 and 97 of the Articles of Association
       of the Company

6.     Re-elect Mr. Datuk Megat Zaharuddin bin Megat             Mgmt          For                            *
       Mohd Nor as a Director, who retires in accordance
       with Article 100 of the Articles of Association
       of the Company

7.     Re-elect Mr. Md Agil bin Mohd Natt as a Director,         Mgmt          For                            *
       who retires in accordance with Article 100
       of the Articles of Association of the Company

8.     Re-appoint Mr. Dato  Richard Ho Ung Hun as a              Mgmt          For                            *
       Director until the next AGM, who retires in
       accordance with Section 129 of the Companies
       Act, 1965

9.     Re-appoint Mr. Raja Tan Sri Muhammad Alias bin            Mgmt          For                            *
       Raj a Muhd. Ali as a Director until the next
       AGM, who retires in accordance with Section
       129 of the Companies Act, 1965

10.    Approve the Directors  fees of MYR 656,830.62             Mgmt          For                            *
       in respect of the FYE 30 JUN 2004

11.    Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            *
       of Maybank until the conclusion of the next
       AGM and authorize the Board to fix their remuneration

12.    Authorize the Directors, pursuant to Section              Mgmt          For                            *
       132D of the Companies Act, 1965 to issue shares
       in the Company, until the conclusion of the
       next AGM and upon such terms and conditions
       and for such purposes and to such persons as
       the Directors may in their absolute discretion
       deem fit; and the aggregate number of shares
       to be issued does not exceed 10% of the issued
       share capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 MARUTI UDYOG LTD                                                                            Agenda Number:  700573199
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7565Y100
    Meeting Type:  AGM
    Meeting Date:  27-Jul-2004
          Ticker:
            ISIN:  INE585B01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            *
       as at 31 MAR 2004 and the profit and loss account
       for the YE on 31 MAR 2004 together with the
       reports of the Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            *

3.     Re-appoint Mr. Junzo Sugimori as a Director,              Mgmt          For                            *
       who retires by rotation

4.     Re-appoint Mr. Kinji Saito as a Director, who             Mgmt          For                            *
       retires by rotation

5.     Re-appoint, pursuant to Section 224 and other             Mgmt          For                            *
       provisions of the Companies Act 1956, Messrs.
       Price Waterhouse, Chartered Accountants, as
       the Auditors of the Company until the conclusion
       of the 24 AGM of the Company at a remuneration
       fixed by the Board and the reimbursement of
       out of pocket expenses, if any, incurred in
       connection with the audit

6.     Appoint Mr. R.C. Bhargava as a Director of the            Mgmt          For                            *
       Company, liable to retire by rotation

7.     Appoint Mr. Amal Ganguli as a Director of the             Mgmt          For                            *
       Company, liable to retire by rotation

8.     Appoint Mr. S.V. Bhave as a Director of the               Mgmt          For                            *
       Company, liable to retire by rotation

9.     Appoint Mr. Kumar Mangalam Birla as a Director            Mgmt          For                            *
       of the Company, liable to retire by rotation

10.    Re-appoint Mr. Manvinder Singh Banga as a Director        Mgmt          For                            *
       of the Company, liable to retire by rotation

11.    Re-appoint, pursuant to Article 91 (6) of the             Mgmt          For                            *
       Articles of Association of the Company read
       with Sections 198, 269, 309, Schedule XIII
       and all other applicable provisions of the
       Companies Act 1956, Mr. Shinichi Takeuchi as
       a Joint Managing Director of the Company for
       a further period of 3 years with effect from
       27 SEP 2004 on the existing terms and conditions
       specified; and approve that in the event of
       absence or inadequacy of profit in any FY,
       the remuneration to Mr. Shinichi Takeuchi,
       shall be governed by Schedule XIII of the Companies
       Act 1956 or any statutory modification(s) or
       re-enactment thereof

S.12   Approve, pursuant to Article 91(6) of the Articles        Mgmt          For                            *
       of Association of the Company and the provisions
       of Section 309 and all other applicable provisions
       of the Companies Act, 1956  the Act  and subject
       to such permissions as may be required, the
       payment of commission to the Non-Executive
       Directors of the Company  other than the Managing/whole-time
       Directors  annually for a period not exceeding
       5 years, for each of the financial years of
       the Company commencing from 01 APR 2003 of
       a sum not exceeding 1% per annum of the net
       profits of the Company calculated in accordance
       with the provisions of Section 198, 349 and
       350 of the Act or INR 40 lacs whichever is
       less, to be divided amongst the Directors aforesaid
       in such manner as the Board may determine




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700737010
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the Directors  report and the financial           Non-Voting    No vote
       statements for the FYE 31 DEC 2004 and the
       Auditors  report thereon

1.     Declare the following final dividends for the             Mgmt          For                            *
       FYE 31 DEC 2004: i) 10.00 sen per ordinary
       share, tax exempt; and ii) 8.33 sen per ordinary
       share less Malaysian Income Tax at 28%

2.     Re-elect Mr. Y. Bhg. Dato  Jamaludin bin Ibrahim          Mgmt          For                            *
       as a Director who retires by rotation pursuant
       to Article 114 of the Company s Articles of
       Association

3.     Re-elect Mr. Encik Augustus Ralph Marshall as             Mgmt          For                            *
       a Director who retires by rotation pursuant
       to Article 114 of the Company s Articles of
       Association

4.     Re-elect Encik Chan Chee Beng as a Director               Mgmt          For                            *
       who retires pursuant to Article 121 of the
       Company s Articles of Association

5.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            *
       the Auditors of the Company and authorise the
       Directors to fix their remuneration

6.     Authorize the Directors, pursuant to Section              Mgmt          For                            *
       132D of the Companies Act, 1965, to issue shares
       in the Company at any time and upon such terms
       and conditions and for such purposes as the
       Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued share capital of the Company
       for the time being, subject always to the approval
       of all the relevant regulatory bodies, if required,
       being obtained for such allotment and issue;
       Authority expires at the conclusion of the
       next AGM




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700740017
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  EGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) MEASAT
       Broadcast Network Systems Sdn Bhd; ii) Multimedia
       Interactive Technologies Sdn Bhd; and iii)
       Airtime Management and Programming Sdn Bhd
       as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

2.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) SRG
       Asia Pacific Sdn Bhd; and ii) UT Hospitality
       Services Sdn Bhd   formerly known as Kiara
       Samudra Sdn Bhd ; and iii) Bonus Kad Loyalty
       Sdn Bhd as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as may be allowed pursuant to
       Section 143(2) of the Companies Act 1965 ;
       and authorize the Director of the Company to
       complete and do all such acts and things  including
       executing all such documents as required  as
       they consider expedient or necessary to give
       effect to this resolution

3.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with MEASAT
       Satellite Systems Sdn Bhd  formerly known as
       Binariang Satellite Systems Sdn Bhd  as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favorable
       to MEASAT Satellite Systems Sdn BHD  formerly
       known as Binariang Satellite Systems Sdn Bhd
       than those generally available to the public
       and are not detrimental to the minority shareholders
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is required to be held pursuant
       to Section 143(1) of the Companies Act, 1965
       but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Companies Act 1965 ; and authorize the
       Director of the Company to complete and do
       all such acts and things  including executing
       all such documents as required  as they consider
       expedient or necessary to give effect to this
       resolution

4.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) TGV
       Cinemas Sdn Bhd   formerly known as Tanjong
       Golden Village Sdn Bhd ; ii) Pan Malaysian
       Pools Sdn Bhd; and iii) Tanjong City Centre
       Property Management Sdn Bhd as specified, provided
       that such transactions are necessary for the
       day-to-day operations of the Company and its
       subsidiaries and are carried out in the ordinary
       course of business on normal commercial terms
       and on terms which are not more favorable to
       the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

5.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) Oakwood
       Sdn Bhd; ii) AmProperty Trust Management Bhd;
       and iii) AmProperty Holdings Sdn Bhd; iv) AmFinance
       Berhad; v) Resorts World Berhad Genting Hignlands
       Berhad, Genting Golf Course Berhad, Resorts
       Facilities Services Sdn Bhd; vi) Asiatic Land
       Developemnt Sdn Bhd; vii) Genting Sanyen Industrial
       Paper Sdn Bhd; and viii) Asiatic Development
       Berhad as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

6.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with HeiTech
       Padu Berhad as specified, provided that such
       transactions are necessary for the day-to-day
       operations of the Company and its subsidiaries
       and are carried out in the ordinary course
       of business on normal commercial terms and
       on terms which are not more favorable to the
       parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

7.     Authorize the Board of Directors, at any time,            Mgmt          For                            *
       and from time to time during the period commencing
       from the date on which this resolution is passed
       the approval date , to offer and grant to
       Mr. Dato  Jamaludin bin Ibrahim, the Chief
       Executive officer and an Executive Directors
       of the Company, in accordance with and subject
       to the Provisions of the Bye-Laws governing
       the Company s Employee Share option Scheme
       ESOS  and the terms of the Contract of service
       between the Company and Mr. Dato  Jamaludin
       bin Ibrahim, option or options to subscribe
       for up to a maximum of 1,000,000 ordinary shares
       of MYR 0.10 each in the Company available under
       the ESOS;  Authority expires the earlier of
       the conclusion of the AGM of the Company commencing
       next after the approval date or the expiration
       of the period within which the next AGM of
       the Company is required by law to be held




--------------------------------------------------------------------------------------------------------------------------
 MEDIATEK INCORPORATION                                                                      Agenda Number:  700674256
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5945U103
    Meeting Type:  AGM
    Meeting Date:  13-Jun-2005
          Ticker:
            ISIN:  TW0002454006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Approve the report on business operating results          Mgmt          For                            *
       for 2004

1.2    Approve to rectify the financial statements               Mgmt          For                            *
       of 2004 by Company Supervisors

1.3    Approve the report on the status of the buyback           Mgmt          For                            *
       of treasury stocks

2.1    Approve the reports and financial statements              Mgmt          For                            *
       for 2004

2.2    Approve the distribution of profits of 2004;              Mgmt          For                            *
       cash dividend: TWD 10 per share; stock dividend:
       100 shares for 1,000 shares held from retained
       earnings subject to 20% withholding tax

3.1    Approve to issue new shares from distribution             Mgmt          Abstain                        *
       of profits and employees bonus

3.2    Amend the Articles of Incorporation                       Mgmt          Abstain                        *

3.3    Re-elect domestic Directors of the Company                Mgmt          For                            *

3.4    Approve to allowing Directors to hold responsibilities    Mgmt          Against                        *
       with competitors

4.     Extraordinary motions                                     Other         For                            *

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .




--------------------------------------------------------------------------------------------------------------------------
 METRO AG, DUESSELDORF                                                                       Agenda Number:  700684651
--------------------------------------------------------------------------------------------------------------------------
        Security:  D53968125
    Meeting Type:  OGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  DE0007257503
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the annual           Mgmt          For                            *
       report for the FY 2004 with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report, as well as the
       resolution on the appropriation of the distribution
       profit of EUR 355,960,934.62 shall be appropriated
       as follows: payment of a dividend of EUR 1.02
       per ordinary share and EUR 1.122 per preferred
       share EUR 22,364,502.51 shall be carried forward
       ex-dividend and the payable date 19 MAY 2005

2.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

3.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

4.     Elect the auditor for the fiscal year 2005;               Mgmt          For                            *
       In light of the increasing international expansion
       of the METRO Group, the Supervisory Board
       intends to propose a change of the auditor
       to the Annual General Meeting. In preparation
       for this change, a joint audit by the prospective
       and the current auditor shall be carried out
       for the fiscal year 2005. The Supervisory Board
       therefore proposes to elect KPMG Deutsche Treuhand-Gesellschaft
       Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
       Berlin and Frankfurt/Main, and Fasselt & Partner
       Wirtschaftsprufungsgesellschaft, Duisburg,
       jointly as auditors for the fiscal year 2005,
       with the requirement to jointly audit and to
       jointly issue audit certificates, although
       each auditor may carry out sole audits and
       issue sole audit certificates in case the other
       auditor should drop out for a  reason for which
       the company is not responsible.

5.     Elect the Supervisory Board                               Mgmt          For                            *

6.     Authorize the Company to acquire own shares               Mgmt          For                            *
       of up to 10% of its share capital, at a price
       differing neither more than 5% ; from the market
       price of the shares if they are acquired through
       the stock exchange, nor more than 20%; if they
       are acquired by way of a repurchase offer,
       on or before 18 NOV 2006; authorize the Board
       of Managing Directors to float the shares on
       the foreign stock exchange, to use the shares
       in connection with the mergers and acquisitions,
       to dispose of the shares in a manner other
       than the stock exchange or an offer to all
       share holders if the shares are sold at a price
       not materially below the market price of the
       identical shares, to use the shares for the
       fulfillment of option or convened rights, and
       within the scope of the Company execution stock
       option plan

7.     Amend the Articles of association in connection           Mgmt          For                            *
       with the new German Law on Corporate integrity
       and the modernization on the right to set aside
       resolutions of shareholders meetings as follows:
       Section 15(2), shareholders' meeting being
       published in the Electronic Federal Gazette
       no later than 30 days prior to the day by which
       shareholders are required to register to attend
       the shareholders meeting, Section 16(1)1 and
       16(2) shareholders intending to attend the
       shareholders' meeting being obliged to register
       7 day prior to the shareholders' meeting and
       to provide a proof  in German or English  of
       their entitlement to attend the shareholders'
       meeting or to exercise their voting rights
       Section 16(1)2 and 16(1)3 deletion Section
       17(3) the Chairman of the shareholders meeting
       must being authorize to limit the time for
       question and answer at shareholders' meeting
       entitled to vote are those shareholders whose
       shares are blocked with us from 10 MAY 2005,
       until the closing of the meeting

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 METSO CORP                                                                                  Agenda Number:  700639036
--------------------------------------------------------------------------------------------------------------------------
        Security:  X53579102
    Meeting Type:  AGM
    Meeting Date:  04-Apr-2005
          Ticker:
            ISIN:  FI0009007835
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.1    Approve to adopt the accounts                             Mgmt          For                            *

1.2    Approve the actions on profit or loss and to              Mgmt          For                            *
       pay a dividend of EUR 0.35 per share

1.3    Grant discharge from liability                            Mgmt          Against                        *

1.4    Approve the remuneration of the Board Members             Mgmt          Abstain                        *

1.5    Approve the remuneration of the Auditor(s)                Mgmt          Abstain                        *

1.6    Approve the composition of the Board                      Mgmt          For                            *

1.7    Elect the Auditor(s)                                      Mgmt          For                            *

2.     Authorize the Board to decide on acquiring the            Mgmt          For                            *
       Company s own shares

3.     Authorize the Board to decide on disposing the            Mgmt          Against                        *
       Company s own shares

4.     Approve to increase the share capital by issuing          Mgmt          Against                        *
       new shares, convertible bonds and/or stock
       options

5.     Approve to cancel the stock options                       Mgmt          For                            *

6.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           For                            *
       PROPOSAL: elect the Nomination Committee

7.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           For                            *
       PROPOSAL: amend Article 6 of the Articles of
       Association




--------------------------------------------------------------------------------------------------------------------------
 MOL MAGYAR OLAY-ES GAZIPARI RT                                                              Agenda Number:  700672125
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5462R112
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  HU0000068952
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE:                Non-Voting    No Action                      *
       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve: the report of the Board of Directors             Mgmt          No Action                      *
       on the 2004 business operations as prescribed
       by the Accounting Act and receive the Corporate
       reports  parent co. and consolidated  and distribution
       of profit after taxation; the Auditors report
       on the 2004 report, closing statement; report
       of the Supervisory Board on the 2004 reports
       and the proposal for the distribution of profit
       after taxation; decision on the 2004 reports
       of the Company as prescribed by the Accounting
       Act  parent co and consolidated taxation, amount
       of dividend; and amend Article 24 of the Articles
       of Association on the payment of dividend and
       dividend payable on treasury shares

2.     Appoint the Auditor and determine his remuneration        Mgmt          No Action                      *

3.     Amend the Branch Offices, business premises               Mgmt          No Action                      *
       and scope of activity of the Company and amend
       the Article 4  business premises and branch
       offices  and Article 5  scope of activity
       of the Articles of Association

4.     Authorize the Board of Directors to increase              Mgmt          No Action                      *
       the registered capital and amend Article 17D
       of the Articles of Association

5.     Amend the nominal value of the A series of shares         Mgmt          No Action                      *
       and amend the Articles 7.2, 10.1, 10.1.4 and
       17.D

6.     Authorize the Board of Directors to acquire               Mgmt          No Action                      *
       treasury shares

7.     Amend the long-term incentive program of the              Mgmt          No Action                      *
       Company and the remuneration of the Members
       of the Board of Directors

8.     Appoint the Member of the Supervisory Board               Mgmt          No Action                      *
       delegated by the holder of B series of voting
       preference share, determination of the remuneration
       of the Members of the Supervisory Board

9.     Approve the Charter of the Supervisory Board              Mgmt          No Action                      *

       ATTENTION: IN ADDITION, WE ALSO DRAW THE ATTENTION        Non-Voting    No Action                      *
       OF THE SHAREHOLDERS TO THE PROVISIONS OF THE
       ARTICLE OF ASSOCIATION PURSUANT TO WHICH A
       SHAREHOLDER WILL NOT BE ENTITLED TO EXERCISE
       ITS VOTING RIGHT AS LONG AS SUCH SHAREHOLDER
       WHEN REQUESTING - IN THE FORM OF A PUBLIC DOCUMENT
       OR A PRIVATE DOCUMENT WITH FULL POWER OF ATTORNEY
       - THE REGISTRATION INTO THE SHARE REGISTER
       DOES NOT DECLARES WHETHER HE OR HE AND ANY
       OTHER SHAREHOLDER BELONGING TO THE SAME SHAREHOLDER
       GROUP HOLDS 2% OR MORE OF THE COMPANY S SHARES,
       TOGETHER WITH THE SHARES REGARDING WHICH HE
       ASKS FOR REGISTRATION. IF ANY SHAREHOLDER HOLDS
       AT LEAST 2% OF THE COMPANY S SHARES, HE SHALL
       BE OBLIGED TO REPORT THE COMPOSITION OF THE
       SHAREHOLDER GROUP SPECIFIED UNDER ARTICLES
       10.1.1 AND 10.1.2 OF THE ARTICLES OF ASSOCIATION.
       PURSUANT TO THE ARTICLES OF ASSOCIATION IF
       A SHAREHOLDER ASKING FOR REGISTRATION FAILS
       TO COMPLY HEREWITH, OR IN CASE THERE IS A REASONABLE
       GROUND TO ASSUME THAT A SHAREHOLDER MADE FALSE
       REPRESENTATION REGARDING THE COMPOSITION OF
       THE SHAREHOLDER GROUP ITS VOTING RIGHT WILL
       BE SUSPENDED ANY TIME FURTHER ON AS WELL AND
       THE SHAREHOLDER SHALL BE PREVENTED FROM EXERCISING
       IT UNTIL FULL COMPLIANCE WITH SAID REQUIREMENTS.
       A SAMPLE REPRESENTATION FORM IS PROVIDED TO
       YOU AS PART OF THIS MEETING ANNOUNCEMENT VIA
       HYPERLINK  SHAREHOLDER INFORMATION . PLEASE
       COMPLETE THIS REPRESENTATION FORM AND MAIL
       IT TO THE ATTENTION OF YOUR CLIENT SERVICE
       REPRESENTATIVE AT ADP. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL THERMAL POWER CORP LTD                                                             Agenda Number:  700707269
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6206E101
    Meeting Type:  OTH
    Meeting Date:  23-May-2005
          Ticker:
            ISIN:  INE733E01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend, pursuant to the provisions of the Section          Mgmt          For                            *
       17 and other applicable provisions of the Companies
       Act, 1956 or any amendment, modification or
       supersession thereof, the existing Clause 4
       of the Memorandum of Association of the Company

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 NESTLE INDIA LTD                                                                            Agenda Number:  700690072
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6268T111
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  INE239A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the balance sheet              Mgmt          For                            *
       as at 31 DEC 2004 and the profit and loss account
       for the YE on that date together with the reports
       of the Directors  and the Auditors  thereon

2.     Declare a dividend and approve to confirm the             Mgmt          For                            *
       2 interim dividends aggregating to INR 20.00
       per equity share, already paid for the YE 31
       DEC 2004

3.     Re-appoint Mr. Rajendra S. Pawar as a Director,           Mgmt          For                            *
       who retires by rotation

4.     Appoint the Auditors and approve to fix their             Mgmt          For                            *
       remuneration

5.     Appoint, pursuant to the provisions of the Section        Mgmt          For                            *
       198,269, 309 and other applicable provisions,
       if any, of the Companies Act, 1956  including
       any statutory modification s  or re-enactment
       thereof, for the time being in force , Mr.
       Martial Gildas Rolland as the Managing Director
       of the Company for a period of 5 years effective
       11 DEC 2004 on the terms and conditions of
       appointment and remuneration as specified and
       authorize the Board of Directors to alter and
       vary such terms of appointment and remuneration
       so as not to exceed the limits as specified
       in Schedule XIII to the Companies Act, 1956
       or any statutory modification s  thereof, as
       may be agreed to by the Board of Directors
       and Mr. Martial Gildas Rolland

6.     Appoint, pursuant to the provisions of the Section        Mgmt          For                            *
       198,269, 309 and other applicable provisions,
       if any, of the Companies Act, 1956  including
       any statutory modification s  or re-enactment
       thereof, for the time being in force , Mr.
       Shobinder Duggal as a Whole-time Director of
       the Company for a period of 5 years effective
       10 MAY 2004 on the terms and conditions of
       appointment and remuneration as specified and
       authorize the Board of Directors to alter and
       vary such terms of appointment and remuneration
       so as not to exceed the limits as specified
       in Schedule XIII to the Companies Act, 1956
       or any statutory modification s  thereof, as
       may be agreed to by the Board of Directors
       and Mr. Shobinder Duggal

S.7    Approve, subject to such  approvals as may be             Mgmt          For                            *
       necessary, that the Non-Executive Directors
       of the Company, be paid annually for a  period
       not exceeding 5 years, for each of the financial
       years of the Company commencing from 01 JAN
       2005, Commission not  exceeding 1% of the net
       profits of the Company, as provided under the
       Section 309(4) of the Companies Act, 1956
       the Act , or any amendment or modification
       thereof, in addition to the sitting fee for
       attending the meetings of the Board of Directors
       or any Committee thereof, to be divided amongst
       the Directors aforesaid in such manner as the
       Board of Directors of the Company may from
       time to time determine and in default of such
       determination equally, provided that none of
       the Directors aforesaid shall receive individually
       a sum exceeding INR 500,000 in a FY; and approve
       that all the Non-Executive Directors of the
       Company be paid a sitting fee for each meeting
       of the Board of Directors or any Committee
       thereof, as may be determined by the Board
       of Directors, which amount shall not exceed
       INR 20,000 or such other ceiling as may be
       prescribed under the Companies Act, 1956 or
       by the Central Government in that behalf

S.8    Approve, in accordance with the applicable provisions     Mgmt          For                            *
       of the Companies Act, 1956, the Securities
       Contracts (Regulation) Act, 1956, the Listing
       Agreement with the stock exchanges and the
       provisions of the Securities Exchange Board
       of India  Delisting of Securities  Guidelines,
       2003, or any amendment s  or modification s
       thereof, and subject to such other approvals,
       permissions and sanctions as may be necessary,
       and such conditions and modifications as may
       be prescribed or imposed by any authority while
       granting such approvals, permissions and sanctions
       which may be agreed to by the Board of Directors
       of the Company or any Committee/person s  authorized
       by the Board of Directors, to delist the equity
       shares of the Company from the Delhi Stock
       Exchange Association Limited, New Delhi




--------------------------------------------------------------------------------------------------------------------------
 NESTLE SA, CHAM UND VEVEY                                                                   Agenda Number:  700663188
--------------------------------------------------------------------------------------------------------------------------
        Security:  H57312466
    Meeting Type:  OGM
    Meeting Date:  14-Apr-2005
          Ticker:
            ISIN:  CH0012056047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approval the annual report and the annual accounts        Mgmt          For                            *
       of Nestle S.A. and the Nestle Group; acknowledge
       the reports of the Auditors

2.     Grant discharge to the Board of Directors and             Mgmt          For                            *
       the Management

3.     Approve the decision on the appropriation of              Mgmt          For                            *
       profit, resulting from the balance sheet of
       Nestle S.A.

4.a    Amend the Article 24 Paragraph 1 of the Articles          Mgmt          Against                        *
       of Association, regarding organization of the
       Board of Directors

4.b    Amend the Article 23 Paragraphs 1 and 2 of the            Mgmt          For                            *
       Articles of Association, regarding term of
       the office and election of the Board of Directors

4.c    Amend the Article 20 of the Articles of Association,      Mgmt          Against                        *
       regarding right of shareholders to the complete
       the agenda

5.     Elect the Board of Directors                              Mgmt          For                            *

6.     Elect the Auditors                                        Mgmt          For                            *

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 212608, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS




--------------------------------------------------------------------------------------------------------------------------
 NETEASE.COM, INC.                                                                           Agenda Number:  932208730
--------------------------------------------------------------------------------------------------------------------------
        Security:  64110W102
    Meeting Type:  Annual
    Meeting Date:  31-Aug-2004
          Ticker:  NTES
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     RE-ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For
       THE ENSUING YEAR: WILLIAM DING

1B     RE-ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For
       THE ENSUING YEAR: TED SUN

1C     RE-ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For
       THE ENSUING YEAR: DENNY LEE

1D     RE-ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For
       THE ENSUING YEAR: MICHAEL TONG

1E     RE-ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For
       THE ENSUING YEAR: DONGHUA DING

1F     RE-ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For
       THE ENSUING YEAR: RONALD LEE

1G     RE-ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For
       THE ENSUING YEAR: MICHAEL LEUNG

1H     RE-ELECT THE FOLLOWING DIRECTOR TO SERVE FOR              Mgmt          For
       THE ENSUING YEAR: JOSEPH TONG

2      APPOINT PRICEWATERHOUSECOOPERS ZHONG TIAN LIMITED         Mgmt          For
       COMPANY AS INDEPENDENT AUDITORS OF NETEASE.COM,
       INC. FOR THE FISCAL YEAR ENDING DECEMBER 31,
       2004.




--------------------------------------------------------------------------------------------------------------------------
 NETEASE.COM, INC.                                                                           Agenda Number:  932352723
--------------------------------------------------------------------------------------------------------------------------
        Security:  64110W102
    Meeting Type:  Annual
    Meeting Date:  23-Jun-2005
          Ticker:  NTES
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01A    RE-ELECT TO SERVE FOR THE ENSUING YEAR: WILLIAM           Mgmt          For
       DING

02B    RE-ELECT TO SERVE FOR THE ENSUING YEAR: TED               Mgmt          For
       SUN

03C    RE-ELECT TO SERVE FOR THE ENSUING YEAR: DENNY             Mgmt          For
       LEE

04D    RE-ELECT TO SERVE FOR THE ENSUING YEAR: MICHAEL           Mgmt          For
       TONG

05E    RE-ELECT TO SERVE FOR THE ENSUING YEAR: DONGHUA           Mgmt          For
       DING

06F    RE-ELECT TO SERVE FOR THE ENSUING YEAR: RONALD            Mgmt          For
       LEE

7G     RE-ELECT TO SERVE FOR THE ENSUING YEAR: MICHAEL           Mgmt          For
       LEUNG

8H     RE-ELECT TO SERVE FOR THE ENSUING YEAR: JOSEPH            Mgmt          For
       TONG

2      TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For
       ZHONG TIAN CPAS LIMITED COMPANY AS INDEPENDENT
       AUDITORS OF NETEASE.COM, INC. FOR THE FISCAL
       YEAR ENDING DECEMBER 31, 2005.




--------------------------------------------------------------------------------------------------------------------------
 NEXEN INC                                                                                   Agenda Number:  700672365
--------------------------------------------------------------------------------------------------------------------------
        Security:  65334H102
    Meeting Type:  MIX
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  CA65334H1029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the audited consolidated financial statements     Non-Voting    No vote
       for the YE 31 DEC 2004, together with the Auditors
       report on those statements

1.1    Elect Mr. Charles W. Fischer as a Director                Mgmt          For                            *

1.2    Elect Mr. Dennis G. Flanagan as a Director                Mgmt          For                            *

1.3    Elect Mr. David A. Hentschel as a Director                Mgmt          For                            *

1.4    Elect Mr. S. Barry Jackson as a Director                  Mgmt          For                            *

1.5    Elect Mr. Kevin J. Jenkins as a Director                  Mgmt          For                            *

1.6    Elect Mr. Thomas C. O Neill as a Director                 Mgmt          For                            *

1.7    Elect Mr. Eric P. Newell as a Director                    Mgmt          For                            *

1.8    Elect Mr. Francis M. Saville as a Director                Mgmt          For                            *

1.9    Elect Mr. Richard M. Thomson as a Director                Mgmt          For                            *

1.10   Elect Mr. John M. Willson as a Director                   Mgmt          For                            *

1.11   Elect Mr. Victor J. Zaleschuk as a Director               Mgmt          For                            *

2.     Appoint Deloitte & Touche LLP as the Independent          Mgmt          For                            *
       Auditors for 2005 and authorize the Audit and
       Conduct Review Committee to fix their remuneration

3.     Ratify and approve: the Shareholder Rights Plan           Mgmt          For                            *
       of Nexen Inc.  Corporation  be continued and
       the amended and Restated Shareholder Rights
       Plan Agreement to be made effective as of 27
       APR 2005 between the Corporation and CIBC Mellon
       Trust Company  Rights Agent , which amends
       and restates the amended and Restated Shareholder
       Rights Plan Agreement dated 02 MAY 2002 between
       the Corporation and the Rights Agent  2002
       Rights Plan  and continues the rights issued
       under the 2002 Rights Plan; and authorize any
       Director or Officer of the Corporation to do
       all such things and execute all such documents
       and instruments as may be necessary or desirable
       to give effect to this resolution

S.4    Approve, pursuant to Section 173 of the Canada            Mgmt          For                            *
       Business Corporations Act, Nexen Inc.  Corporation
       to amend its amended Articles of Amalgamation
       to divide each authorized common share, without
       par value, whether issued or unissued, into
       two common shares, without par value, so that
       after giving effect to the division, the authorized
       capital of the Corporation will consist of
       an unlimited number of common shares, without
       par value, and an unlimited number of class
       A preferred shares, without par value, issuable
       in series; authorize any Officer of the Corporation
       and directed to prepare, execute and file Articles
       of Amendment with the Director under the Canada
       Business Corporations Act and make application
       for a Certificate of Amendment in respect of
       the amendment; authorize the Directors of the
       Corporation to revoke this Special Resolution
       before it is acted upon without further approval
       of the shareholders if such revocation would,
       in the opinion of the Directors, be in the
       best interests of the Corporation; and any
       Director or Officer of the Corporation be authorized
       to do all such things and execute all such
       documents or instruments as may be necessary
       or desirable to give effect to the above resolutions

5.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 NHN CORPORATION                                                                             Agenda Number:  700651741
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6347M103
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2005
          Ticker:
            ISIN:  KR7035420009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 6th balance sheet  01 JAN 2004-31             Mgmt          For                            *
       DEC 2004  financial statement and the disposition
       of the retained earning

2.     Elect the Directors                                       Mgmt          For                            *

3.     Appoint the External Director who will become             Mgmt          Abstain                        *
       the Member of Audit Committee

4.     Approve the payment limit for the Directors               Mgmt          Abstain                        *

5.     Approve to set up the stock option                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NIEN HSING TEXTILE CO LTD                                                                   Agenda Number:  700665310
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6349B105
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2005
          Ticker:
            ISIN:  TW0001451003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF THE NAME OF THE DIRECTOR.  IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS.  THANK YOU.
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE

1.1    Approve the business operating results of 2004            Mgmt          For                            *

1.2    Approve to rectify the financial statements               Mgmt          For                            *
       of 2004 by Company Supervisors

2.1    Approve the financial statements of 2004                  Mgmt          For                            *

2.2    Approve the distribution of profits of 2004;              Mgmt          For                            *
       proposed cash dividend: TWD 2.00 per share

3.1    Amend the Articles of Incorporation                       Mgmt          For                            *

3.2    Approve the investment in Mainland China                  Mgmt          For                            *

4.     Re-elect Ron Yuan Investment Co.  ID: 84573213            Mgmt          For                            *
       / Representative: Mr. Chen Chu Chen as a Domestic
       Supervisors of the Company

5.     Other issues and extraordinary motions                    Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 NOBLE ENERGY, INC.                                                                          Agenda Number:  932288524
--------------------------------------------------------------------------------------------------------------------------
        Security:  655044105
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2005
          Ticker:  NBL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICHAEL A. CAWLEY*                                        Mgmt          For                            For
       EDWARD F. COX*                                            Mgmt          For                            For
       CHARLES D. DAVIDSON*                                      Mgmt          For                            For
       KIRBY L. HEDRICK*                                         Mgmt          For                            For
       BRUCE A. SMITH*                                           Mgmt          For                            For
       JEFFREY L. BERENSON*                                      Mgmt          For                            For
       THOMAS J. EDELMAN*                                        Mgmt          For                            For
       MICHAEL A. CAWLEY**                                       Mgmt          For                            For
       EDWARD F. COX**                                           Mgmt          For                            For
       CHARLES D. DAVIDSON**                                     Mgmt          For                            For
       KIRBY L. HEDRICK**                                        Mgmt          For                            For
       BRUCE A. SMITH**                                          Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP            Mgmt          For                            For
       AS THE COMPANY S INDEPENDENT AUDITOR.

03     PROPOSAL TO APPROVE THE 2005 STOCK PLAN FOR               Mgmt          For                            For
       NON-EMPLOYEE DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 NOBLE ENERGY, INC.                                                                          Agenda Number:  932317729
--------------------------------------------------------------------------------------------------------------------------
        Security:  655044105
    Meeting Type:  Special
    Meeting Date:  11-May-2005
          Ticker:  NBL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF             Mgmt          For                            For
       COMMON STOCK OF NOBLE ENERGY, INC. PURSUANT
       TO THE AGREEMENT AND PLAN OF MERGER, DATED
       AS OF DECEMBER 15, 2004, BY AND AMONG NOBLE
       ENERGY, INC., NOBLE ENERGY PRODUCTION, INC.
       AND PATINA OIL & GAS CORPORATION.

02     PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY           Mgmt          For                            For
       S RESTATED CERTIFICATE OF INCORPORATION, AS
       AMENDED, TO INCREASE THE NUMBER OF SHARES OF
       COMMON STOCK AUTHORIZED FOR ISSUANCE TO 250,000,000
       SHARES.




--------------------------------------------------------------------------------------------------------------------------
 NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)                                                Agenda Number:  700646170
--------------------------------------------------------------------------------------------------------------------------
        Security:  K7314N145
    Meeting Type:  AGM
    Meeting Date:  09-Mar-2005
          Ticker:
            ISIN:  DK0010280817
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Approve the Board of Directors  oral report               Mgmt          For                            *
       on the Company s activities in the past FY

2.     Receive and adopt the audited annual report               Mgmt          For                            *
       2004 and approve the remuneration of the Board
       of Directors

3.     Approve to distribute the profit according to             Mgmt          For                            *
       the adopted annual report 2004

4.1    Re-elect Mr. Mads Ovlisen as a Member to the              Mgmt          For                            *
       Board of Directors

4.2    Re-elect Mr. Sten Scheibye as a Member to the             Mgmt          For                            *
       Board of Directors

4.3    Re-elect Mr. Kurt Briner as a Member to the               Mgmt          For                            *
       Board of Directors

4.4    Re-elect Mr. Niels Jacobsen as a Member to the            Mgmt          For                            *
       Board of Directors

4.5    Re-elect Mr. Kurt Anker Nielsen as a Member               Mgmt          For                            *
       to the Board of Directors

4.6    Re-elect Mr. Jorgen Wedel as a Member to the              Mgmt          For                            *
       Board of Directors

4.7    Elect Mr. Henrik Gurtler as a Member to the               Mgmt          For                            *
       Board of Directors

4.8    Elect Mr. Goran A. Ando as a Member to the Board          Mgmt          For                            *
       of Directors

5.     Re-elect PricewaterhouseCoopers as the Auditors           Mgmt          For                            *

6.     Authorize the Board of Directors to allow the             Mgmt          For                            *
       Company to acquire own shares of up to 10%
       of the share capital and at the price quoted
       on the date of purchase with a deviation of
       up to 10% of Article 48 of the Danish Companies
       Act;  Authority expires at the next AGM

7.     Miscellaneous                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 OAO LUKOIL                                                                                  Agenda Number:  932251832
--------------------------------------------------------------------------------------------------------------------------
        Security:  677862104
    Meeting Type:  Special
    Meeting Date:  24-Jan-2005
          Ticker:  LUKOY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     EARLY TERMINATION OF POWERS OF ALL MEMBERS OF             Mgmt          For
       THE COMPANY S BOARD OF DIRECTORS

1B     ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS         Mgmt          Abstain
       OF OAO  LUKOIL  (11 MEMBERS) (TO VOTE SELECTIVELY,
       YOU MUST APPLY CUMULATIVE VOTING. SEE THE ATTACHED
       INSTRUCTIONS.)*

02     APPROVAL OF THE AMENDMENTS AND ADDENDA TO THE             Mgmt          For
       CHARTER OF THE OPEN JOINT STOCK COMPANY  OIL
       COMPANY  LUKOIL




--------------------------------------------------------------------------------------------------------------------------
 OIL & NATURAL GAS CORPORATION LTD                                                           Agenda Number:  700590878
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y64606117
    Meeting Type:  AGM
    Meeting Date:  29-Sep-2004
          Ticker:
            ISIN:  INE213A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            *
       as at 31 MAR 2004 and profit and loss account
       for the YE on 31 MAR 2004 and receive the reports
       of the Board of Directors and Auditors thereon
       alongwith review of Comptroller & Auditor General
       of India

2.     Approve to confirm the interim dividend and               Mgmt          For                            *
       declare final dividend

3.     Re-appoint Shri U. Sundararajan as a Director,            Mgmt          For                            *
       who retires by rotation

4.     Re-appoint Shri Rajesh V. Shah as a Director,             Mgmt          For                            *
       who retires by rotation

5.     Re-appoint Shri M.M. Chitale as a Director,               Mgmt          For                            *
       who retires by rotation

6.     Re-appoint Shri Y.B. Sinha as a Director, who             Mgmt          For                            *
       retires by rotation

7.     Re-appoint Dr. A.K. Balyan as a Director, who             Mgmt          For                            *
       retires by rotation

8.     Approve to fix the remuneration of the Auditors           Mgmt          For                            *

S.9    Approve that, pursuant to the provisions of               Mgmt          For                            *
       the Companies Act, 1956  including any statutory
       modification(s) or re-enactment thereof for
       the time being in force and as may be enacted
       hereinafter  and the Securities and Exchange
       Board of India  Delisting of Securities  Guidelines,
       2003 and subject to such approvals, permissions
       and sanctions of Securities and Exchange Board
       of India/Stock Exchange as may be necessary
       and subject to such conditions and modifications
       as may be prescribed or imposed while granting
       such approvals, permissions and sanctions,
       which may be agreed to, by the Board of Directors
       of the Company  hereinafter referred to as
       the Board which shall include any committee
       thereof for the time being exercising the powers
       conferred upon the Board by this resolution
       , the consent of the Company be accorded to
       delist its equity shares from the Delhi Stock
       Exchange Association Ltd; and authorize the
       Board of Directors or any Committee thereof/person(s)
       authorized by the Board to settle all questions,
       difficulties or doubts that may arise in this
       regard and to do all such acts, deeds and things
       as may be necessary, expedient and desirable
       for the purpose of giving effect to this resolution

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            *
       31 and other applicable provisions of the Companies
       Act 1956, the existing Articles of Association
       of the Company by amending: Article 1, 17A,
       57, 60, 62, 87(1), 87, 123, 124, 144, 49A,
       104(1); and authorize the Board of Directors
       or any Committee thereof/persons(s) authorize
       by the Board to do all such acts, deeds and
       things as may be necessary, expedient and desirable
       for the purpose of giving effect to this resolution

S.11   Approve that, pursuant to the provisions of               Mgmt          For                            *
       Section 163 and other applicable provisions,
       if any, of the Companies Act 1956, the Register
       of Members and Index of Members, in respect
       of shares/securities issued by the Company
       and the copies of all annual returns, prepared
       under Section 159 and 180, together with the
       copies of certificates and documents required
       to be annexed thereto under Section 160 and
       181, be kept at the office of Registrar & Share
       Transfer Agent of the Company viz. MCS Limited,
       Srivenkatesh Bhawan, New Delhi or at any other
       place of office, of the existing Registrar
       & Share Transfer Agent, or of any other Registrar
       and Share Transfer Agent, as may be appointed
       by the Board of Directors from time to time,
       in New Delhi




--------------------------------------------------------------------------------------------------------------------------
 OPTIMAX TECHNOLOGY CORP                                                                     Agenda Number:  700728364
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y64956108
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2005
          Ticker:
            ISIN:  TW0003051009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       226550 DUE TO AN ADDITIONAL RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

1.1    Approve the report of 2004 business operations            Mgmt          For                            *

1.2    Approve the 2004 audited reports                          Mgmt          For                            *

2.1    Approve the 2004 business reports and the financial       Mgmt          For                            *
       statements

2.2    Approve the 2004 profit distribution, cash dividend:      Mgmt          For                            *
       TWD 2.7829 per share

2.3    Approve the issuance of new share from the retained       Mgmt          For                            *
       earnings, stock dividend: 149.84 for 1,000
       shares

2.4    Amend the Articles of Incorporation                       Mgmt          For                            *

3.     Extraordinary motions                                     Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 ORIFLAME COSMETICS SA, LUXEMBOURG                                                           Agenda Number:  700696187
--------------------------------------------------------------------------------------------------------------------------
        Security:  L7272A100
    Meeting Type:  AGM
    Meeting Date:  19-May-2005
          Ticker:
            ISIN:  SE0001174889
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No Action                      *
       OPTION IN SWEDEN. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No Action                      *
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.     Receive the report of the Board of Directors              Mgmt          No Action                      *
       relating to conflicting interests of Directors

2.     Approve the reports of the Board of Directors             Mgmt          No Action                      *
       and of the Independent Auditor   reviseur d
       entreprises   relating to the accounts of
       the Company as at 31 DEC 2004

3.     Approve the balance sheet and of the profit               Mgmt          No Action                      *
       and loss statement of the Company as at 31
       DEC 2004 and of the consolidated accounts as
       at 31 DEC 2004

4.     Approve to allocate the results for the FY ending         Mgmt          No Action                      *
       31 DEC 2004

5.     Approve to pay a dividend of EUR 0.75 per share           Mgmt          No Action                      *
       or the Swedish Krona equivalent per Swedish
       Depository Receipt  in cash out of the profits
       of the FYE 31 DEC 2002 and that 24 MAY 2005
       shall be the record date in respect of such
       dividend; the payment of cash dividend is expected
       to occur through VPC AB on 27 MAY 2005

6.     Grant discharge to the Directors and the Independent      Mgmt          No Action                      *
       Auditor   reviseur d  entreprises   in respect
       of carrying out their duties during the FY
       ending 31 DEC 2004

7.     Approve to allocate the Directors  and Committee          Mgmt          No Action                      *
       fees totalling EUR 165,000 as follows: EUR
       30,000 to the Chairman of the Board, EUR 15,000
       to each respective remaining Non-Executive
       Director and EUR 45,000 to the Committees of
       the Board of Directors

8.     Elect Messrs Helle Kruse Nielsen and Lennart              Mgmt          No Action                      *
       Bjork as new Members of the Board and Mr. Magnus
       Brannstrom as a Member of the Board further
       to his cooptation by the Board on 01 MAR 2005

9.     Approve that: there shall exist a Committee               Mgmt          No Action                      *
       to prepare and make proposals to the AGM regarding
       the election of the Chairman of the AGM, Chairman
       of the Board of Directors, Directors and, if
       applicable, Auditors, as well as the Board
       of Directors  and Auditors  fees; the Chairman
       of the Board of Directors shall convene the
       5 largest shareholders of the Company, as it
       is known by the Company at that time, at the
       end of the 3rd quarter of the year; these shareholders
       then have the right to appoint a member each
       of the Committee; if any of the 5 largest shareholders
       declines its right to appoint a Member of the
       Committee, or if a Member resigns from the
       Committee and is not replaced by a new member
       appointed by the same shareholder, the shareholder
       next in size shall be given the opportunity
       to appoint a Member of the Committee; if several
       of the shareholders decline their right to
       appoint Members of the Committee, no more than
       the 8 largest shareholders need to be contacted;
       the Committee should be chaired by one of its
       Members; no more than 2 of the Committee s
       Members should also be Members of the Board
       of Directors; if any of the shareholders having
       appointed a Member to the Committee sells a
       not insignificant part of its shares in the
       Company and ceases to qualify as a large shareholder
       with rights to appoint a Member to the Committee,
       the respective member should resign from the
       Committee, and a new member should be appointed
       by the next large shareholder; the chairman
       of the Board of Directors shall, as part of
       the Committees  work, present any matters regarding
       the Board of Director s work that may be of
       importance for the Committee s work, including
       an evaluation of the work of the Board of Directors
       and the requirements and skill set to be represented
       by the Directors, to the Committee; individual
       shareholders shall have the possibility to
       give suggestions regarding Members of the Board
       of Directors to the Committee for further assessment
       within its scope of work; information regarding
       the composition of the Committee shall be made
       public in the Company s interim report for
       the 3rd quarter; and the Committee shall have
       the right to charge the Company costs for recruitment
       consultants, if it is deemed necessary to get
       an adequate selection of candidates for Members
       of the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 OTP BANK LTD                                                                                Agenda Number:  700674472
--------------------------------------------------------------------------------------------------------------------------
        Security:  X60746181
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  HU0000061726
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve the report of the Board of Directors              Mgmt          For                            *
       about the 2004 year business operation and
       the annual reports and the use of after tax
       profit

2.     Approve the report of the Supervisory Board               Mgmt          For                            *
       about the 2004 business operations; about the
       2004 annual reports and about the use of after
       tax profit

3.     Approve the report of the Auditor about the               Mgmt          For                            *
       review of the annual reports

4.     Approve the information of the Board of Directors         Mgmt          For                            *
       about the 2005 year business policy

5.     Elect the Auditor, approve the remuneration               Mgmt          For                            *
       of the Auditor

6.     Elect the Supervisory Board Members                       Mgmt          For                            *

7.     Approve to determine the remuneration of the              Mgmt          For                            *
       Members of the Board of Directors and the Supervisory
       Board

8.     Amend the procedures of the Supervisory Board             Mgmt          For                            *

9.     Approve the Management Share Purchase Option              Mgmt          For                            *
       Program for the years 2005-2009

10.    Amend Articles 5.16, 13.17 and 13.18 of the               Mgmt          For                            *
       Articles of Association

11.    Authorize the Board of Directors to purchase              Mgmt          For                            *
       the treasury shares




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD                                                          Agenda Number:  700599395
--------------------------------------------------------------------------------------------------------------------------
        Security:  M78465107
    Meeting Type:  AGM
    Meeting Date:  20-Oct-2004
          Ticker:
            ISIN:  IL0010834849
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

i.     Re-appoint Kesselman & Kesselman, Independent             Mgmt          For                            *
       Certified Public Accountants in Israel and
       a Member of PricewaterhouseCoopers International
       Limited  the Auditor  , as the Company s Auditor
       for the period ending at the close of the following
       AGM and authorize the Board of Directors of
       the Company to determine its remuneration and
       approve the report of the Board of Directors
       with respect to the remuneration paid to the
       Auditor and its affiliate to the YE 31 DEC
       2003

ii.    Re-appoint the Company s Directors whose terms            Mgmt          For                            *
       are expiring and appoint new Directors

iii.   Approve the Company s financial statements for            Mgmt          For                            *
       the YE 31 DEC 2003 and the report of the Board
       of Directors for such period




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD                                                          Agenda Number:  700599408
--------------------------------------------------------------------------------------------------------------------------
        Security:  M78465107
    Meeting Type:  EGM
    Meeting Date:  20-Oct-2004
          Ticker:
            ISIN:  IL0010834849
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

i.     Approve the provision of the indemnification              Mgmt          For                            *
       letter to Messrs. Dennis Lui, Colin Tucker
       and the Mordechai Keret as the Company s Directors

ii.    Approve the provision of indemnification letter           Mgmt          For                            *
       to Mr. Moshe Vidman, one of the Company s External
       Directors  Dahatz

iii.   Approve the provision of indemnification letter           Mgmt          For                            *
       to any Director who would be appointed by the
       Board of Directors until the approval of his
       nomination and the indemnification by the shareholders

iv.    Approve the remuneration of Mr. Moshe Vidman,             Mgmt          For                            *
       one of the Company s External Directors (Dahatz)




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD                                                          Agenda Number:  700667934
--------------------------------------------------------------------------------------------------------------------------
        Security:  M78465107
    Meeting Type:  EGM
    Meeting Date:  12-Apr-2005
          Ticker:
            ISIN:  IL0010834849
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve a new senior credit facility to replace           Mgmt          For                            *
       the existing facility, the new facility will
       be comprised of two parts, part A, USD 450,000,
       may be drawn within one year and is repayable
       commencing from the end of the first year and
       up to the end of the sixth year, and part B,
       USD 100,000, a revolving credit for six years
       repayable at the end of the sixth year, both
       facilities may be drawn in USD or in Shekels
       provided that not less than 90% outstanding
       at any time is in Shekels

2.     Amend the Articles of Association and adaptation          Mgmt          For                            *
       thereof to the amendments in the license granted
       to the Company by the ministry of communication,
       relating to minimum shareholding by Israeli
       entities and to security matters, approve the
       amendment is a condition of the ministry for
       approval of reduction of the minimum

3.     Approve the repurchase by the Company of up               Mgmt          For                            *
       to 33,317,932 shares from the founding Israeli
       shareholders  Elbit Ltd Eurocom Communications
       Ltd., Polar Communications Ltd and Matav Cable
       Systems Ltd  at a price of 90% of the average
       stock market price during the 20 days preceding
       the meeting but not less than NIS 31.04 or
       more than ILS 32.22 the repurchase will be
       financed from the loan facility referred to
       in Resolution 1




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD.                                                         Agenda Number:  932230218
--------------------------------------------------------------------------------------------------------------------------
        Security:  70211M109
    Meeting Type:  Consent
    Meeting Date:  20-Oct-2004
          Ticker:  PTNR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     TO RE-APPOINT KESSELMAN & KESSELMAN, INDEPENDENT          Mgmt          For                            For
       CERTIFIED PUBLIC ACCOUNTANTS IN ISRAEL AND
       A MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL
       LIMITED, AS THE AUDITOR TO DETERMINE ITS REMUNERATION.

A2     TO RE-APPOINT THE COMPANY S DIRECTORS WHOSE               Mgmt          For                            For
       TERMS ARE EXPIRING AND TO APPOINT NEW DIRECTORS.

A3     TO APPROVE THE COMPANY S AUDITED FINANCIAL STATEMENTS     Mgmt          For                            For
       FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE
       REPORT OF THE BOARD OF DIRECTORS FOR SUCH PERIOD,
       DISTRIBUTED TOGETHER WITH THE PROXY STATEMENT.

E1     TO APPROVE THE PROVISION OF INDEMNIFICATION               Mgmt          For                            For
       LETTERS TO MESSRS. DENNIS LUI, COLIN TUCKER
       AND MORDECHAI KERET, THE COMPANY S DIRECTORS.

E1A    PLEASE INDICATE WHETHER OR NOT YOU HAVE A PERSONAL        Mgmt          Against
       INTEREST, MARK  FOR  = YES OR  AGAINST  = NO.

E2     TO APPROVE THE PROVISION OF INDEMNIFICATION               Mgmt          For                            For
       LETTERS TO MR. MOSHE VIDMAN, ONE OF THE COMPANY
       S EXTERNAL DIRECTORS (DAHATZ).

E3     TO APPROVE THE PROVISION OF INDEMNIFICATION               Mgmt          For                            For
       LETTERS TO ANY DIRECTOR APPOINTED BY THE BOARD
       OF DIRECTORS UNTIL THE APPROVAL OF HIS APPOINTMENT
       AND INDEMNIFICATION BY THE SHAREHOLDERS.

E3A    PLEASE INDICATE WHETHER OR NOT YOU HAVE A PERSONAL        Mgmt          Against                        Against
       INTEREST, MARK  FOR  = YES OR  AGAINST  = NO.

E4     TO APPROVE THE REMUNERATION OF MR. MOSHE VIDMAN,          Mgmt          For                            For
       ONE OF THE COMPANY S EXTERNAL DIRECTORS (DAHATZ).




--------------------------------------------------------------------------------------------------------------------------
 PARTNER COMMUNICATIONS COMPANY LTD.                                                         Agenda Number:  932287558
--------------------------------------------------------------------------------------------------------------------------
        Security:  70211M109
    Meeting Type:  Consent
    Meeting Date:  12-Apr-2005
          Ticker:  PTNR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     RESOLUTION 1A                                             Mgmt          For

1B     RESOLUTION 1B                                             Mgmt          Against

2A     RESOLUITON 2A                                             Mgmt          For

2B     RESOLUTION 2B                                             Mgmt          Against

3A     RESOLUTION 3A                                             Mgmt          For

3B     RESOLUTION 3B                                             Mgmt          Against




--------------------------------------------------------------------------------------------------------------------------
 PEPSICO, INC.                                                                               Agenda Number:  932284754
--------------------------------------------------------------------------------------------------------------------------
        Security:  713448108
    Meeting Type:  Annual
    Meeting Date:  04-May-2005
          Ticker:  PEP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.F. AKERS                                                Mgmt          For                            For
       R.E. ALLEN                                                Mgmt          For                            For
       R.L. HUNT                                                 Mgmt          For                            For
       A.C. MARTINEZ                                             Mgmt          For                            For
       I.K. NOOYI                                                Mgmt          For                            For
       S.S REINEMUND                                             Mgmt          For                            For
       S.P. ROCKEFELLER                                          Mgmt          For                            For
       J.J. SCHIRO                                               Mgmt          For                            For
       F.A. THOMAS                                               Mgmt          For                            For
       C.M. TRUDELL                                              Mgmt          For                            For
       S.D. TRUJILLO                                             Mgmt          For                            For
       D. VASELLA                                                Mgmt          For                            For

02     APPROVAL OF AUDITORS                                      Mgmt          For                            For

03     SHAREHOLDER PROPOSAL                                      Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  700687417
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  AGM
    Meeting Date:  26-May-2005
          Ticker:
            ISIN:  CN0009365379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for the             Mgmt          For                            *
       year 2004

2.     Approve the Supervisory Committee report for              Mgmt          For                            *
       the year 2004

3.     Approve the audited financial statements of               Mgmt          For                            *
       the Company for the year 2004

4.     Approve the declaration and payment of a final            Mgmt          For                            *
       dividend for the YE 31 DEC 2004 in the amount
       and in the manner recommended by the Board
       of Directors

5.     Authorize the Board of Directors to determine             Mgmt          For                            *
       the distribution of interim dividend for the
       year 2005

6.     Approve the continuation of appointment of PricewaterhouseCoopers,Mgmt          For                            *
       Certified Public Accountants, as the International
       Auditors and PricewaterhouseCoopers Zhong Tian
       CPAs Limited Company, Certified Public Accountants,
       as the Domestic Auditors of the Company for
       the year 2005 and authorize the Board of Directors
       of the Company to fix their remuneration

S.7    Amend the Articles of the Association: i) by              Mgmt          For                            *
       adding Paragraph 4 in the Article 35 as specified;
       ii) by deleting the specified words in Articles
       38 and 60; iii) by deleting and replacing the
       words specified in Article 38(1); iv) by adding
       Paragraph 2 in Article 66 as specified; v)
       the Paragraph 1 and 2 of the Article 67 as
       specified; vi) the Paragraph 2 of the Article
       89 as specified; vii) in Article 93 as specified;
       viii) in Article 94 as specified; ix) by amending
       the Paragraph 4 of the Article 97 as specified;
       x) the Item 1 of the Article 102 and by adding
       new Item 2 to the existing Article 102 as specified;
       xi) by adding new Item 13 to the Article 121
       as specified; and xii) the Article 148 as specified;
       and authorize the Board of Directors to make
       such modifications to the above amendments
       to the Articles of Association as required
       by the regulatory bodies

S.8    Authorize the Board of Directors to make such             Mgmt          For                            *
       amendments to the Articles of Association of
       the Company to increase the registered share
       capital of the Company allot, issue and deal
       with additional shares in the capital of the
       Company and make or grant offers, agreements
       and options during and after the relevant period,
       not exceeding the aggregate of 20% of the aggregate
       nominal amount of the domestic shares and overseas
       listed foreign shares of the Company; otherwise
       than pursuant to a) a rights issue; or b) the
       exercise of options or similar arrangement;
       Authority expires the earlier of the conclusion
       of the next AGM or 12 months from the passing
       of this resolution ; the Board of Directors
       shall exercise its power under such mandate
       in accordance with the Company Law of the PRC
       and the Rules governing the Listing of Securities
       on the Stock Exchange of Hong Kong Limited
       and only if all necessary approvals from the
       China Securities Regulatory Commission and/or
       other relevant PRC government authorities are
       obtained; and authorize the Board of Directors
       to approve, execute and do or procure to be
       executed and done, all such documents, deeds
       and things as it may deem necessary in connection
       with the issue of such new shares  including,
       without limitation, determining the size of
       the issue, the issue price, the use of proceeds
       from the issue, the target of the issue and
       the place and time of the issue, making all
       necessary applications to the relevant authorities,
       entering into an underwriting agreement  or
       any other agreements , and making all necessary
       filings and registrations with the relevant
       PRC, Hong Kong and other authorities, including
       but not limited to registering the increased
       registered capital of the Company with the
       relevant authorities in the PRC in accordance
       with the actual increase of capital as a result
       of the issuance of shares

9.     Other matters  if any                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932277545
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  31-Mar-2005
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE MANAGEMENT REPORT, THE FINANCIAL          Mgmt          For                            For
       STATEMENTS AND AUDIT COMMITTEE S OPINION FOR
       THE FISCAL YEAR 2004.

02     APPROVAL OF THE CAPITAL EXPENDITURES BUDGET               Mgmt          For                            For
       FOR THE FISCAL YEAR 2005.

03     APPROVAL OF THE DISTRIBUTION OF RESULTS FOR               Mgmt          For                            For
       THE FISCAL YEAR 2004.

04     APPROVAL OF THE ELECTION OF MEMBERS TO THE BOARD          Mgmt          For                            For
       OF DIRECTORS, AUDIT COMMITTEE AND THEIR RESPECTIVE
       SUBSTITUTES, TO VOTE IN THE SAME MANNER AS
       THE MAJORITY OF THE SHAREHOLDERS AT THE MEETING.*

05     APPROVAL OF THE ELECTION OF THE CHAIRMAN OF               Mgmt          For                            For
       THE BOARD OF DIRECTORS.

06     APPROVAL OF THE ESTABLISHMENT OF THE COMPENSATION         Mgmt          Abstain                        Against
       OF MANAGEMENT AND EFFECTIVE MEMBERS OF THE
       AUDIT COMMITTEE, AS WELL AS THEIR PARTICIPATION
       IN THE PROFITS PURSUANT TO ARTICLES 41 AND
       56 OF THE COMPANY S BYLAWS.




--------------------------------------------------------------------------------------------------------------------------
 PHELPS DODGE CORPORATION                                                                    Agenda Number:  932320043
--------------------------------------------------------------------------------------------------------------------------
        Security:  717265102
    Meeting Type:  Annual
    Meeting Date:  27-May-2005
          Ticker:  PD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       A. DUNHAM                                                 Mgmt          For                            For
       W. FRANKE                                                 Mgmt          For                            For
       R. JOHNSON                                                Mgmt          For                            For
       J. STEVEN WHISLER                                         Mgmt          For                            For

02     APPROVE THE PHELPS DODGE CORPORATION 2006 EXECUTIVE       Mgmt          Against                        Against
       PERFORMANCE INCENTIVE PLAN

03     APPROVE AN AMENDMENT TO THE CORPORATION S RESTATED        Mgmt          For                            For
       CERTIFICATE OF INCORPORATION TO INCREASE THE
       NUMBER OF AUTHORIZED COMMON SHARES

04     RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS          Mgmt          For                            For
       LLP AS INDEPENDENT ACCOUNTANTS FOR THE YEAR
       2005




--------------------------------------------------------------------------------------------------------------------------
 PHILIPPINE LONG DISTANCE TELEPHONE C                                                        Agenda Number:  932349207
--------------------------------------------------------------------------------------------------------------------------
        Security:  718252109
    Meeting Type:  Annual
    Meeting Date:  14-Jun-2005
          Ticker:  PHTCF
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AUDITED FINANCIAL STATEMENTS              Mgmt          For                            For
       FOR THE PERIOD ENDING DECEMBER 31, 2004 CONTAINED
       IN THE COMPANY S 2004 ANNUAL REPORT.

02     DIRECTOR
       REV FR B F NEBRES, SJ*                                    Mgmt          For                            For
       MR OSCAR S REYES*                                         Mgmt          For                            For
       MR PEDRO E ROXAS*                                         Mgmt          For                            For
       MS TERESITA T SY-COSON*                                   Mgmt          For                            For
       MR ANTONIO O COJUANGCO                                    Mgmt          For                            For
       MS HELEN Y DEE                                            Mgmt          For                            For
       ATTY RAY C ESPINOSA                                       Mgmt          For                            For
       MR SADAO MAKI                                             Mgmt          For                            For
       MR NAPOLEON L NAZARENO                                    Mgmt          For                            For
       MR MANUEL V PANGILINAN                                    Mgmt          For                            For
       MS CORAZON S DE LA PAZ                                    Mgmt          For                            For
       MR ALBERT F DEL ROSARIO                                   Mgmt          For                            For
       MR SHIGERU YOSHIDA                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PLIVA D D                                                                                   Agenda Number:  700724912
--------------------------------------------------------------------------------------------------------------------------
        Security:  72917Q202
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2005
          Ticker:
            ISIN:  US72917Q2021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect Mr. Darko Majer, B.C.L. as the Chairman             Mgmt          For                            *
       of the general assembly

2.     Receive the financial report of the Management            Non-Voting    No vote
       Board for the business year 2004

3.     Receive and adopt the report of the Company               Mgmt          For                            *
       s Supervisory Board on supervision of the Company
       s activities in the business year 2004

4.     Approve to pay shareholders of the Company a              Mgmt          For                            *
       dividend amounts to HRK 12.00 per share from
       the undistributed retained profit accumulated
       in the previous year 2000; the dividend will
       be paid to all shareholders that are registered
       as shareholders at the Central Depository Agency
       on 14 JUN 2005

5.     Approve the activities of the Company s Management        Mgmt          For                            *
       Board and Supervisory Board upon presentation
       of the reports for the business year 2004

6.     Authorize the Company, acting through the Management      Mgmt          For                            *
       Board, to make one or more market purchases
       on the London and/or Zagreb Stock Exchanges
       of PLIVA s ordinary registered shares   Shares
       , the maximum aggregate number of Shares
       together with the Shares previously authorized
       to be purchased at the general assembly meeting
       held on 05 MAY 2004  not exceeding 10% of the
       Company s issued share capital; the Company
       may use any of its retained profit to effect
       the purchase of such Shares; at the minimum
       price which is equal to the nominal value of
       the relevant Share  exclusive of taxes, duties
       and/or expenses , and at the maximum price
       not exceeding 5%  five per cent  above the
       average market price of the Shares during the
       5 working days immediately prior to the day
       of purchase;  Authority expires at the end
       of 18 months ; the Company may make an agreement
       or agreements for the purchase of Shares under
       the authority hereby conferred prior to the
       expiry of such authority, which will or may
       be executed wholly or partly after this authority
       expires, and may purchase Shares in pursuance
       of any such agreement or agreements

7.     Appoint KPMG Croatia d.o.o. as the Auditor of             Mgmt          For                            *
       the Company

       PLEASE NOTE THAT UNLESS IT IS INSTRUCTED TO               Non-Voting    No vote
       THE CONTRARY BY HOLDERS OF GDRS WHO IN AGGREGATE
       ARE ENTITLED TO 75 PER CENT. OF THE DEPOSITED
       SHARES, DEUTSCHE BANK WILL EXERCISE THE VOTING
       RIGHTS WITH RESPECT TO THE DEPOSITED SHARES
       UNDERLYING GDRS BY APPOINTING ANY MEMBER OF
       THE MANAGEMENT BOARD OF PLIVA D.D. AS ITS PROXY
       WITH INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSED
       RESOLUTIONS. GDR SHAREHOLDERS WISHING TO OBJECT
       TO SUCH APPOINTMENT BY DEUTSCHE BANK FOR ANY
       RESOLUTION MAY DO SO BY COMPLETING THIS FORM.
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 POGO PRODUCING COMPANY                                                                      Agenda Number:  932283423
--------------------------------------------------------------------------------------------------------------------------
        Security:  730448107
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2005
          Ticker:  PPP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERT H. CAMPBELL                                        Mgmt          For                            For
       THOMAS A. FRY, III                                        Mgmt          For                            For
       STEPHEN A. WELLS                                          Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS INDEPENDENT ACCOUNTANTS TO AUDIT THE
       FINANCIAL STATEMENTS OF THE COMPANY FOR 2005.




--------------------------------------------------------------------------------------------------------------------------
 PORTUGAL TELECOM SGPS SA, LISBOA                                                            Agenda Number:  700646752
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6769Q104
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  PTPTC0AM0009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Management report, the balance sheet          Mgmt          For                            *
       and the account for 2004

2.     Approve the Board of Directors  oral report               Mgmt          For                            *
       on the Company s activities in the past FY

3.     Receive and adopt the audited annual report               Mgmt          For                            *
       2004 and approve the remuneration of the Board
       of Directors

4.     Approve to distribute the profit according to             Mgmt          For                            *
       the adopted annual report 2004

5.     Approve the acquisition and the sale of the               Mgmt          For                            *
       Company s own shares, including the acquisition
       associated with the share buy-back programme

6.     Amend the Numbers 2, 3, 5 and 6 of Article 13             Mgmt          For                            *
       of the Company s Articles of Association, to
       comply with Corporate Governance Regulations

7.     Approve to reduce the share capital, and notably          Mgmt          For                            *
       on the reduction of up to EUR 116,648,505 for
       the purpose of releasing excess capital in
       connection with the continuation of the share
       buyback programme initiated in 2004 and already
       partially completed, by cancelling up to 116,648,505
       PT shares to be acquired subsequent to the
       execution of this resolution, in addition to
       corresponding resolutions relating to reserves,
       the reduction of outstanding convertible bonds
       issued by the company and amend the Articles
       of Association further to this resolution
       Article 4 of the Company s Articles of Association

8.     Approve pursuant to Article 8, No. 4 of the               Mgmt          For                            *
       Articles of Association, on the applicable
       parameters in the case of the future issuance
       of bonds convertible into shares pursuant to
       a resolution which may be passed by the Board
       of Directors, in addition to the bonds convertible
       into shares already issued by the Company

9.     Approve the waiver of the pre-emptive rights              Mgmt          For                            *
       of shareholders in connection with the subscription
       of any possible issuance of convertible bonds
       referred to Resolution 8 of which may be realized
       pursuant to a resolution of the Board of Directors

10.    Approve the issuance of bonds and any other               Mgmt          For                            *
       types of securities, of whatever nature, by
       the Board of Directors and, notably, on the
       determination of the amount pursuant to the
       terms of No. 3 of Article 8 and Sub-Paragraph
       e) of No. 1 of Article 15 of the Articles of
       Association

11.    Approve the acquisition and sale of own bonds             Mgmt          For                            *
       and other type of own securities

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 01             Non-Voting    No vote
       APR 2005 HAS BEEN POSTPONED ACCORDING TO STATE
       SHAREHOLDERS PROPOSAL AND THAT THE SECOND CONVOCATION
       WILL BE HELD ON 29 APR 2005. PLEASE ALSO NOTE
       THE NEW CUTOFF DATE IS 15 APR 2005. IF YOU
       HAVE ALREADY SENT YOUR VOTES, PLEASE DO NOT
       RETURN THIS PROXY FORM UNLESS YOU DECIDE TO
       AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO A              Non-Voting    No vote
       CHANGE IN THE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 POWSZECHNA KASA OSZCZEDNOSCI BANK POLSKI S.A.                                               Agenda Number:  700707168
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6919X108
    Meeting Type:  AGM
    Meeting Date:  19-May-2005
          Ticker:
            ISIN:  PLPKO0000016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          No Action                      *

2.     Appoint the meeting s Chairman                            Mgmt          No Action                      *

3.     Approve the statement of the meeting s legal              Mgmt          No Action                      *
       validity

4.     Approve the agenda                                        Mgmt          No Action                      *

5.     Approve the meeting s rules on voting                     Mgmt          No Action                      *

6.     Approve the Management s report on Company s              Mgmt          No Action                      *
       activity in 2004, the financial statement for
       2004, the Management s motion on profit for
       2004 distribution

7.     Approve the Supervisory Board s report on examination     Mgmt          No Action                      *
       of: the financial statement for 2004, the Management
       s report on Bank s activity in 2004 and the
       Supervisory Board s report on activity

8.A    Approve the Management s report on activity               Mgmt          No Action                      *
       in 2004

8.B    Approve the financial statement for 2004                  Mgmt          No Action                      *

8.C    Approve the Supervisory Board s report on activity        Mgmt          No Action                      *
       in 2004

8.D    Approve the 2004 profit distribution                      Mgmt          No Action                      *

8.E    Approve the dividend payment for the FY 2004              Mgmt          No Action                      *

8.F    Approve the duties  fulfilling by the Management          Mgmt          No Action                      *

8.G    Approve to grant the President the annual reward          Mgmt          No Action                      *

8.H    Approve the duties  fulfilling by the Supervisory         Mgmt          No Action                      *
       Board

8.I    Approve the raise of the reserve fund in case             Mgmt          No Action                      *
       of rebooking update capital of valuation of
       the fixed assets

8.J    Approve the separation of the Bank s reserve              Mgmt          No Action                      *
       fund in case of rising fund for the brokerage
       activity

9.A    Approve the Management s report on activity               Mgmt          No Action                      *
       of the Bank s capital Group in 2004

9.B    Approve the consolidated financial statement              Mgmt          No Action                      *
       of the capital Group for 2004

10.    Adopt the Company s financial statement according         Mgmt          No Action                      *
       to the international reporting standards

11.    Adopt the changes to the Company s Statute text           Mgmt          No Action                      *

12.    Appoint the Supervisory Board s Members                   Mgmt          No Action                      *

13.    Adopt the rules on remuneration of the Supervisory        Mgmt          No Action                      *
       Board s Members

14.    Closure of the meeting                                    Mgmt          No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  700709136
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  AGM
    Meeting Date:  16-May-2005
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and consolidated financial      Mgmt          For                            *
       statement of the Company and the annual report
       of program Kemitraan Dan Bina Lingkungan for
       the YE 31 DEC 2004

2.     Approve the profit of the Company for the YE              Mgmt          For                            *
       31 DEC 2004

3.     Appoint the public accountants office to conduct          Mgmt          For                            *
       an audit on the financial report of the Company
       and annual report of program Kemitraan Dan
       Bina Lingkungan for the YE 31 DEC 2004

4.     Approve to determine the salary, honorarium,              Mgmt          For                            *
       the facility and other benefit for the Members
       of the Board of Directors and Board of Commissioners
       of the Company

5.     Approve the implementation on Employee Stock              Mgmt          Abstain                        *
       Option Plan  ESOP  report and Management Stock
       Option Plan  MSOP  Phase II and III

6.     Approve the addition and changes of the Board             Mgmt          For                            *
       of Directors and Board of Commissioners




--------------------------------------------------------------------------------------------------------------------------
 PT BANK RAKYAT INDONESIA (PERSERO) TBK                                                      Agenda Number:  700710343
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697U104
    Meeting Type:  AGM
    Meeting Date:  17-May-2005
          Ticker:
            ISIN:  ID1000096001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Directors  annual report regarding            Mgmt          For                            *
       the Company s activity for book YE 2004 and
       estimated Company s growth in the future, Company
       s core business and its changes and problem
       in the book year which will influence the Company
       s activity

2.     Approve the report of the balance sheet and               Mgmt          For                            *
       the financial statement for book year 2004

3.     Approve to determine the Company s profit utility         Mgmt          For                            *
       for book year 2004

4.     Appoint the Public Accountant to audit the Company        Mgmt          For                            *
       s annual calculation for book year 2005

5.     Approve the restructuring of Company s Board              Mgmt          For                            *
       of Directors and the Commissioners and determine
       tasks and responsibilities of the Board of
       Directors

6.     Approve to determine the salary/honorarium,               Mgmt          For                            *
       facility and or other benefit for the Company
       s Board of Directors and the Commissioners

7.     Approve the report of execution of the Management         Mgmt          Abstain                        *
       Stock Option Plan  MSOP  period II and determine
       the execution of the Management Stock Option
       Plan III

8.     Approve the report of execution of unpaid claim           Mgmt          Abstain                        *
       remission for book year 2004 and determine
       quantity of remissible unpaid claim




--------------------------------------------------------------------------------------------------------------------------
 PT INDONESIAN SATELLITE CORP. TBK                                                           Agenda Number:  932224380
--------------------------------------------------------------------------------------------------------------------------
        Security:  715680104
    Meeting Type:  Special
    Meeting Date:  30-Sep-2004
          Ticker:  IIT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE AMENDMENTS OF ARTICLE I, ARTICLE           Mgmt          For                            For
       10 PARAGRAPH 6 AND ARTICLE 11 PARAGRAPH 3 OF
       THE COMPANY S ARTICLES OF ASSOCIATION

02     TO APPROVE THE PROPOSED CHANGE OF COMPOSITION             Mgmt          For                            For
       OF THE BOARD OF DIRECTORS OF THE COMPANY




--------------------------------------------------------------------------------------------------------------------------
 PT INDOSAT TBK                                                                              Agenda Number:  932351810
--------------------------------------------------------------------------------------------------------------------------
        Security:  744383100
    Meeting Type:  Annual
    Meeting Date:  08-Jun-2005
          Ticker:  IIT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE ANNUAL REPORT, INCLUDING THE               Mgmt          For
       BOARD OF DIRECTORS REPORT ON THE IMPORTANT
       EVENTS OF THE COMPANY, AND TO RATIFY THE FINANCIAL
       STATEMENT OF THE COMPANY FOR THE FINANCIAL
       YEAR ENDED DECEMBER 31, 2004 AND THEREBY RELEASE
       AND DISCHARGE THE BOARD OF COMMISSIONERS FROM
       THEIR SUPERVISORY RESPONSIBILITIES AND THE
       DIRECTORS FROM THEIR MANAGERIAL RESPONSIBILITIES.

02     TO APPROVE THE ALLOCATIONS OF NET PROFIT FOR              Mgmt          For
       RESERVE FUND, DIVIDENDS AND OTHER PURPOSES
       AND TO APPROVE THE DETERMINATION OF THE AMOUNT,
       TIME AND MANNER OF PAYMENT OF DIVIDENDS FOR
       THE FINANCIAL YEAR ENDED DECEMBER 31, 2004.

03     TO DETERMINE THE REMUNERATION FOR THE BOARD               Mgmt          Abstain
       OF COMMISSIONERS OF THE COMPANY FOR YEAR 2005
       AND THE BONUS FOR THE BOARD OF COMMISSIONERS
       OF THE COMPANY FOR YEAR 2004.

04     TO APPROVE THE APPOINTMENT OF THE COMPANY S               Mgmt          For
       INDEPENDENT AUDITOR FOR THE FINANCIAL YEAR
       ENDED DECEMBER 31, 2005.

05     TO APPROVE THE PROPOSED CHANGE OF COMPOSITION             Mgmt          For
       OF THE BOARD OF DIRECTORS AND/OR BOARD OF COMMISSIONERS
       OF THE COMPANY.




--------------------------------------------------------------------------------------------------------------------------
 PT PERUSAHAAN GAS NEGARA (PERSERO) TBK                                                      Agenda Number:  700724669
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7136Y100
    Meeting Type:  MIX
    Meeting Date:  01-Jun-2005
          Ticker:
            ISIN:  ID1000096308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       233893 DUE TO CHANGE IN THE RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    Approve the annual report of the Board of Directors       Mgmt          For                            *
       for the year 2004

A.2    Approve the audited financial statements for              Mgmt          For                            *
       the YE 31 DEC 2004 and grant discharge to the
       Member of the Board of Directors and the Board
       of Commissioners of their responsibilities
       for their actions and Supervision during the
       YE 31 DEC 2004

A.3    Approve the profit allocation, including the              Mgmt          For                            *
       cash distribution, based on the net profit
       after tax of the YE 31 DEC 2004

A.4    Appoint the Public Accountant to audit the Company        Mgmt          Abstain                        *
       for the year 2005

A.5    Approve the salaries, the benefits of the Members         Mgmt          For                            *
       of the Board of Directors and the Board of
       Commissioners

E.1    Approve the Management Stock Option Program               Mgmt          For                            *
       MSOP  III




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700574076
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474129
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2004
          Ticker:
            ISIN:  ID1000057904
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       # 144029 DUE TO A REVISED AGENDA.  ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Approve to convene the meeting for the FY 2003            Mgmt          For                            *
       on 30 JUL 2004 and approve the Company s annual
       report for FY 2003

2.     Ratify the Company s audited consolidated financial       Mgmt          For                            *
       statements for the FY 2003 and grant full release
       and discharge the members of the Board of Directors
       and the Board of Commissioners

3.     Determine the financial year 2003 s profit utilization    Mgmt          For                            *
       including distribution of a dividend

4.     Appoint the Public Accountant to audit the Company        Mgmt          For                            *
       records for the 2004 financial year

5.     Approve the split of the nominal value of the             Mgmt          For                            *
       series A and B shares of the Company

6.     Amend the Articles of Association of the Company,         Mgmt          For                            *
       especially in relation to the split of the
       nominal value of the Company s shares

7.     Determine the remuneration for the members of             Mgmt          For                            *
       the Board of Directors and the Board as Commissioners
       in the 2004 financial year




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700736741
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s annual report for the               Mgmt          For                            *
       FY 2004

2.     Ratify the Company s audited consolidated financial       Mgmt          For                            *
       statements for the FY 2004 and acquittal and
       grant discharge to the Board of Directors and
       Board of Commissioners

3.     Approve to determine the profit utilization               Mgmt          For                            *
       of FY 2004, including distribution of dividend

4.     Appoint a Public Accountant to audit the Company          Mgmt          For                            *
       records for FY 2005

5.     Approve to determine the compensation for the             Mgmt          Abstain                        *
       Board of Directors and Board of Commissioners
       for the FY 2005

6.     Appoint the Members of the Board of Directors             Mgmt          For                            *
       for the period of 2005-2010




--------------------------------------------------------------------------------------------------------------------------
 QUALCOMM, INCORPORATED                                                                      Agenda Number:  932255094
--------------------------------------------------------------------------------------------------------------------------
        Security:  747525103
    Meeting Type:  Annual
    Meeting Date:  08-Mar-2005
          Ticker:  QCOM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERT E. KAHN                                            Mgmt          For                            For
       DUANE A. NELLES                                           Mgmt          For                            For
       BRENT SCOWCROFT                                           Mgmt          For                            For

02     TO APPROVE AMENDMENTS TO THE COMPANY S RESTATED           Mgmt          Against                        Against
       CERTIFICATE OF INCORPORATION TO ELIMINATE THE
       CLASSIFIED BOARD AND CUMULATIVE VOTING.

03     TO APPROVE AMENDMENTS TO THE COMPANY S RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION TO INCREASE THE
       NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
       FROM 3 BILLION TO 6 BILLION.

04     TO APPROVE AMENDMENTS TO THE COMPANY S RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION TO REMOVE UNNECESSARY
       AND OUTDATED REFERENCES TO THE COMPANY S INITIAL
       PUBLIC OFFERING.

05     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS
       FOR THE COMPANY S FISCAL YEAR ENDING SEPTEMBER
       25, 2005.




--------------------------------------------------------------------------------------------------------------------------
 RANBAXY LABORATORIES LTD                                                                    Agenda Number:  700735307
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7187Y140
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2005
          Ticker:
            ISIN:  INE015A01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit and loss account             Mgmt          For                            *
       for the YE 31 DEC 2004 and the balance sheet
       as at that date and the reports of the Directors
       and the Auditors thereon

2.     Declare a final dividend on equity shares                 Mgmt          For                            *

3.     Re-ppoint Dr. P.S. Joshi as a Director who retires        Mgmt          For                            *
       by rotation

4.     Re-appoint Mr. Surendra Daulet-Singh as a Director        Mgmt          For                            *
       who retires by rotation

5.     Re-appoint Mr. J.W. Balani as a Director who              Mgmt          For                            *
       retires by rotation

6.     Re-appoint M/s Walker, Chandiok & Co as the               Mgmt          For                            *
       Auditors of the Company to hold office from
       the conclusion of this meeting until the conclusion
       of the next AGM and approve to fix their remuneration

7.     Appoint Mr. Ramesh L. Adige as a Director of              Mgmt          For                            *
       the Company

8.     Appoint, pursuant to Sections 198, 269, 309               Mgmt          For                            *
       and all other applicable provisions if any,
       of the Companies Act, 1956 (Act) read with
       Schedule XIII to the said Act, Mr. Ramesh L.
       Adige as Vice President-Corporate Affairs &
       Global Corporate Communications and Whole-time
       Director of the Company effective 18 JAN 2005
       with such designation as the Board may decide
       from time to time for a period of 5 years subject
       to superannuation policy of the Company and
       for payment of remuneration and on terms mentioned:
       A) at salary : not exceeding INR 30 lacs per
       annum with the authority granted to the Board
       of Directors   the Board  which term shall
       include a Committee of Directors  to determine
       the salary and grant increases from time to
       time within the aforesaid limit; B) Commission
       : not exceeding 0.50% of net profit in an accounting
       year as may be decided by the Board from time
       to time; C) allowances & perquisites : in addition
       to salary and commission, he will be entitled
       to allowances, perquisites, benefits, facilities
       and amenities  collectively  allowances & perquisites
       such as furnished residential accommodation
       or house rent allowance in lieu thereof, maintenance
       of such accommodation, gas, electricity & power,
       water, furnishings, utility allowance, medical
       reimbursement, foreign travel, leave travel
       assistance/allowance, membership fees for clubs,
       hospitalisation and accident insurance, and
       any other  allowances & perquisites  as per
       the policy/rules of the Company in force and/or
       as may be approved by the Board from time to
       time provided that aggregate value of such
       allowances & perquisites shall not exceed INR
       60 lacs per annum;  allowances & perquisites
       to be valued as per the Income-tax rules,
       wherever applicable and at actual cost to the
       Company in other cases; in addition, he will
       also be entitled to the following benefits
       as per policy/rules of the Company in force
       or as may be approved by the Board from time
       to time: 1) Company maintained car s  with
       driver s ; ii) telephone s  and fax at residence;
       iii) Company s contribution to Provident Fund
       and Superannuation Fund; iv) payment of gratuity
       and other retiral benefits; (v) encashment
       of leave and vi) long service award; the Board
       is authorized to fix actual remuneration and
       revise it from time to time within the aforesaid
       ceilings; D) the total remuneration including
       allowances & perquisites shall not exceed the
       limits specified in Schedule XIII to the Companies
       Act, 1956; E) subject to superintendence, control
       and direction of the Chief Executive Officer
       and Managing Director, he shall perform such
       duties and functions as would be commensurate
       with his position as Vice President-Corporate
       Affairs & Global Corporate Communications and
       Whole-time Director of the Company and as may
       be delegated to him from time to time; F) the
       Company or he shall be entitled to terminate
       this appointment by giving 12 months notice
       in writing or such shorter notice as may be
       mutually agreed between him and the Company;
       or in lieu of notice, payment by the Company
       or by him to the Company, equivalent to 12
       months last drawn  remuneration  subject to
       commission included in such remuneration being
       restricted to 50% of the commission paid in
       respect of the immediately preceding accounting
       year; authorize the Board of Directors to take
       such steps as the Board may consider necessary
       or expedient to give effect to this resolution

S.9    Authorize the Board of Directors   the Board              Mgmt          For                            *
       which term shall include a Committee of Directors
       , pursuant to provisions of Section 81(1A)
       and other applicable provisions, if any, of
       the Companies Act, 1956 including any amendment
       thereto, the Memorandum and Articles of Association
       of the Company, the Securities & Exchange Board
       of India  Employee Stock Option Scheme and
       Employee Stock Purchase Scheme  Guidelines,
       1999 as amended from time to time   the Guidelines
       other applicable laws and subject to such
       approvals, consents, permissions and sanctions
       as may be required from appropriate authorities
       or bodies from time to time, to create, offer
       and grant from time to time, up to 40,00,000
       stock options in the aggregate  in case of
       bonus & rights issues and split of shares,
       the aggregate number of stock options would
       increase in the proportion of bonus & rights
       and split of shares  to eligible Management
       employees and Directors of the Company under
       the Employees Stock Option Scheme-2005  the
       Scheme  of the Company; each stock option shall
       be exercisable for one fully paid-up equity
       share on payment to the Company for such shares
       at price s  to be determined from time to lime
       in accordance with the Scheme; and to issue
       and allot equity shares upon exercise of stock
       options from time to time in accordance with
       the Scheme; and to modify or amend any of the
       terms and conditions of the Scheme as it may
       deem fit from time to time in its sole and
       absolute discretion in conformity with provisions
       of the Companies Act, 1956, the Memorandum
       and Articles of Association of the Company
       and the Guidelines; and for the purpose of
       giving effect to the above resolution, to do
       all such acts, deeds and things and to execute
       all such deeds, documents, instruments and
       writings as it may in its sole and absolute
       discretion deem necessary or expedient and
       to settle any question, difficulty or doubt
       that may arise in regard thereto

S.10   Authorize the Board of Directors   the Board              Mgmt          For                            *
       which term shall include a Committee of Directors
       , pursuant to provisions of Section 81(1A)
       and other applicable provisions, if any, of
       the Companies Act, 1956 including any amendment
       thereto and the Memorandum and Articles of
       Association of the Company, the Securities
       & Exchange Board of India  Employees Stock
       Option Scheme and Employees Stock Purchase
       Scheme  Guidelines, 1999 as amended from time
       to time   the Guideline   and other applicable
       laws and subject to such approvals, consents,
       permissions and sanctions as may be required
       from appropriate authorities or bodies from
       time to time, to create, offer and grant from
       time to time stock options within the aggregate
       limit of 40 lacs stock options as referred
       to in Resolution Number 9 to eligible Management
       employees and Directors of subsidiary Companies
       of the Company under the Employees Stock Option
       Scheme-2005  the  Scheme   of the Company as
       referred to in Resolution Number 9; each stock
       option shall be exercisable for one fully paid-up
       equity share on payment to the Company for
       such shares at price s  to be determined from
       time to time in accordance with the Scheme;
       and to issue and allot equity shares upon exercise
       of stock options from time to time in accordance
       with the Scheme; and to modify or amend any
       of the terms and conditions of the Scheme as
       it may deem fit from time to time in its sole
       and absolute discretion in conformity with
       provisions of the Companies Act, 1956, the
       Memorandum and Articles of Association of the
       Company and the Guidelines; and for the purpose
       of giving effect to the mentioned resolution,
       to do all such acts, deeds and things and to
       execute all such deeds, documents, instruments
       and writings as it may in its sole and absolute
       discretion deem necessary or expedient and
       to settle any question, difficulty or doubt
       that may arise in regard thereto

S.11   Approve, in accordance with the provisions of             Mgmt          For                            *
       Sections 13, 16 and 94 and all other applicable
       provisions, if any, of the Companies Act, 1956
       including any statutory modification or re-enactment
       thereof for the time being in force , listing
       agreements entered into by the Company with
       the stock exchanges and the enabling provisions
       in that behalf in the Articles of Association
       of the Company, and subject to such approvals,
       permissions and sanctions, if any, required
       from any concerned authorities, to sub-divide
       the existing equity shares of the face value
       of INR 10 each in the share capital of the
       Company such that each equity Share of the
       face value of INR 10 be sub-divided into 2
       equity shares of the face value of INR 5 each
       and consequently, the sub-divided authorised
       share capital of the Company would be INR 2,000,000,000
       divided into 100,000 Cumulative Redeemable
       Preference Shares of INR 100 each and 398,000,000
       equity shares of INR 5 each; and that pursuant
       to the sub-division of the equity shares, existing
       issued, subscribed and paid-up equity share
       capital comprising 186,095,520 of the face
       value of INR 10 each fully paid-up be and stand
       sub-divided into 372,191,040 equity shares
       of the face value of INR 5 each fully paid-up;
       authorize the Board of Directors of the Company
       the  Board  which expression shall also include
       a Committee thereof  to do all such acts, deeds,
       matters and things as may in its sole and absolute
       discretion deem necessary, expedient, usual
       or proper and to settle any question, doubt
       or difficulty that may arise in implementation
       of this resolution or any other matter incidental
       or consequential thereto

S.12   Amend the existing Clause V of the Memorandum             Mgmt          For                            *
       of Association of the Company by substituting
       it with the new Clause V as specified

S.13   Amend the exiting Article 4 of the Articles               Mgmt          For                            *
       of Association of the Company by substituting
       it with the new Article 4 as specified




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE ENERGY LTD                                                                         Agenda Number:  700627334
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y09789127
    Meeting Type:  OTH
    Meeting Date:  17-Jan-2005
          Ticker:
            ISIN:  INE036A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Amend, pursuant to the provisions of Section              Mgmt          Abstain                        *
       31 and other applicable provisions, if any,
       of the Companies Act, 1956  including any statutory
       modification or re-enactment thereof for the
       time being in force , the Articles of Association
       of the Company by deleting the existing Articles
       131 (a)(i), 131 (a)(ii) and 131 (aa) and replacing
       it with Article 131(a) as specified; and authorize
       the Board of Directors of the Company, for
       the purpose of giving effect to this resolution,
       to take all such steps and actions and give
       such directions as may be in its absolute discretion
       deemed necessary and to settle any question
       that may arise in this regard




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE ENERGY LTD                                                                         Agenda Number:  700723946
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y09789127
    Meeting Type:  AGM
    Meeting Date:  08-Jun-2005
          Ticker:
            ISIN:  INE036A01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited profit and loss account for             Mgmt          For                            *
       the YE 31 MAR 2005, the balance sheet as at
       that date and the reports of the Board of Directors
       and the Auditors thereon

2.     Approve to confirm the payment of quarterly               Mgmt          For                            *
       interim dividends declared by the Board of
       Directors and declare a final dividend on equity
       shares

3.     Re-appoint Gen. V.P. Malik as a Director, who             Mgmt          For                            *
       retires by rotation

4.     Re-appoint Shri S.L. Rao as a Director, who               Mgmt          For                            *
       retires by rotation

5.     Re-appoint Dr. Leena Srivastava as a Director,            Mgmt          For                            *
       who retires by rotation

6.     Appoint M/s. Haribhakti & Company, Chartered              Mgmt          For                            *
       Accountants and M/s. Chaturvedi & Shah, Chartered
       Accountants, as the Joint Auditors of the Company
       to hold office from the conclusion of this
       AGM until the conclusion of next AGM and to
       fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 RICHTER GEDEON LTD                                                                          Agenda Number:  700672098
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3124X114
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  HU0000067624
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            *
       on the 2004 business activities of the Company
       and representation of the annual report prepared
       in accordance with the accounting act

2.     Approve the report of the Auditor                         Mgmt          For                            *

3.     Approve the report of the Supervisory Committee           Mgmt          For                            *

4.     Approve to determine and allocate the 2004 after          Mgmt          For                            *
       tax profit of the Company, declaration of dividends
       for the 2004 business year on the preference
       and common shares

5.     Approve the 2004 annual report of the Company             Mgmt          For                            *
       prepared in accordance with the accounting
       act, including the 2004 balance sheet

6.     Approve the report on the 2004 business activities        Mgmt          For                            *
       of the Richter group and presentation of the
       consolidated report prepared in accordance
       with the accounting act

7.     Approve the report of the Auditor on the consolidated     Mgmt          For                            *
       report

8.     Approve the report of the Supervisory Committee           Mgmt          For                            *
       on the consolidated report

9.     Approve the 2004 consolidated report                      Mgmt          For                            *

10.    Approve the report on the 2004 financial report           Mgmt          For                            *
       of the Company prepared in accordance with
       the IFRS and the 2004 consolidated report of
       the Richter group prepared in accordance with
       the IFRS

11.    Authorize the Board of Directors to purchase              Mgmt          For                            *
       own shares of the Company

12.    Authorize the Board of Directors to potential             Mgmt          For                            *
       increases the share capital

13.    Approve the applications submitted to the Company         Mgmt          For                            *
       by the holders of preference shares for the
       conversion of their respective preference shares
       into common shares

14.    Approve the introduction on the Budapest stock            Mgmt          For                            *
       exchange and the Luxembourg stock exchange
       of the common shares converted from preference
       shares by request

15.    Amend the Company s Statutes                              Mgmt          Abstain                        *

16.    Approve the consolidated text of the Company              Mgmt          Abstain                        *
       s Statutes  including amendments

17.    Elect the Members of the Board of Directors               Mgmt          For                            *

18.    Approve the remuneration of the Members of the            Mgmt          For                            *
       Board of Directors

19.    Approve the appreciation of the Board of Directors        Mgmt          For                            *
       activities in 2004

20.    Approve the remuneration of the Members of the            Mgmt          For                            *
       Supervisory Committee

21.    Elect the Company s Statutory Auditor                     Mgmt          For                            *

22.    Approve the remuneration of the company s Statutory       Mgmt          For                            *
       Auditor

23.    Miscellaneous                                             Other         For                            *

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       THE SAME DATE, 27 APR 2005 AT 16:00. CONSEQUENTLY,
       YOUR VOTING INSTRUCTIONS WILL REMAIN VALID
       FOR ALL CALLS UNLESS THE AGENDA IS AMENDED.
       PLEASE BE ALSO ADVISED THAT YOUR SHARES WILL
       BE BLOCKED UNTIL THE QUORUM IS MET OR THE MEETING
       IS CANCELLED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SABRE HOLDINGS CORPORATION                                                                  Agenda Number:  932292054
--------------------------------------------------------------------------------------------------------------------------
        Security:  785905100
    Meeting Type:  Annual
    Meeting Date:  17-May-2005
          Ticker:  TSG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICHAEL S. GILLILAND                                      Mgmt          For                            For
       BOB L. MARTIN                                             Mgmt          For                            For
       RICHARD L. THOMAS                                         Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF ERNST & YOUNG            Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS FOR THE YEAR 2005.

03     APPROVAL OF THE AMENDMENT TO THE CERTIFICATE              Mgmt          For                            For
       OF INCORPORATION TO DECLASSIFY THE BOARD OF
       DIRECTORS.

04     APPROVAL OF THE AMENDMENTS TO THE CERTIFICATE             Mgmt          For                            For
       OF INCORPORATION TO BETTER REFLECT CORPORATE
       GOVERNANCE PRACTICES AND CLARIFY EXISTING WORDING.

05     APPROVAL OF THE AMENDED AND RESTATED 2005 LONG-TERM       Mgmt          For                            For
       INCENTIVE PLAN.




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ELECTRO-MECHANICS LTD                                                               Agenda Number:  700640851
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7470U102
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2005
          Ticker:
            ISIN:  KR7009150004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 32nd financial statement  balance             Mgmt          For                            *
       sheet, income statement and retained earnings
       statement

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.     Appoint the Directors                                     Mgmt          For                            *

4.     Appoint the Member of the Auditors Committee              Mgmt          For                            *

5.     Approve the remuneration limit for the Directors          Mgmt          Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ELECTRS LTD                                                                         Agenda Number:  700639327
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74718100
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2005
          Ticker:
            ISIN:  KR7005930003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and the statement of the appropriation of retained
       earning  draft  for the 36th FY from 01 JAN
       2004 to 31 DEC 2004; the cash dividend  excluding
       interim dividends , dividend per share: KRW
       5,000  common  and KRW 5,050  preferred

2.     Approve to appoint the Mr. In-Joo Kim as an               Mgmt          For                            *
       Executive Director as specified

3.     Approve to limit the remuneration for the Directors       Mgmt          For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA.  IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG SDI CO LTD                                                                          Agenda Number:  700644772
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74866107
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2005
          Ticker:
            ISIN:  KR7006400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2004 financial statements of the              Mgmt          For                            *
       Company

2.     Amend the Articles of Incorporation according             Mgmt          For                            *
       to Section 433 of the Commercial Code, regarding
       the setting up of the limit of the number of
       Directors

3.     Re-appoint Mr. Chul Han Bae as a Inside Director          Mgmt          For                            *
       and appoint Mr. June Chull Chang as a new Outside
       Director according to Section 191 Clause 16
       of the Securities and Exchange Act

4.     Approve the ceiling amount of remuneration for            Mgmt          Abstain                        *
       the Directors according to Section 388 of the
       Commercial Code and Section 31 of the Article
       of Incorporation of the Company

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 216781 DUE TO CHANGE IN RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 SANDVIK AB                                                                                  Agenda Number:  700673785
--------------------------------------------------------------------------------------------------------------------------
        Security:  W74857165
    Meeting Type:  AGM
    Meeting Date:  03-May-2005
          Ticker:
            ISIN:  SE0000667891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

1.     Meeting is opened                                         Mgmt          For                            *

2.     Elect Mr. Sven Unger, Member of the Swedish               Mgmt          For                            *
       Bar Association, as the Chairman of the AGM

3.     Approve the voting list                                   Mgmt          For                            *

4.     Elect one or two minutes-checkers                         Mgmt          For                            *

5.     Approve the agenda                                        Mgmt          For                            *

6.     Approve to determine whether the meeting has              Mgmt          For                            *
       been duly convened

7.     Receive the annual report and Auditors  report            Mgmt          For                            *
       and the consolidated financial statements and
       consolidated Auditors  report; in connection
       herewith: the report on the work of the Board
       of Directors, the Remuneration Committee s
       and the Audit Committee s work; and presentation
       by the Managing Director

8.     Adopt the profit and loss account and balance             Mgmt          For                            *
       sheet and the consolidated profit and loss
       account and consolidated balance sheet

9.     Grant discharge to the Members of the Board               Mgmt          For                            *
       of Directors and the Managing Director from
       liability

10.    Approve a dividend of SEK 11 per share, with              Mgmt          For                            *
       09 MAY 2005 as the record date for payment
       of the dividend, and it is estimated that the
       dividend payments will be distributed by VPC
       on 12 MAY 2005

11.    Approve to determine the number of Board Members          Mgmt          For                            *
       at eight and no Deputy Members

12.    Approve that Board Members, who are not employed          Mgmt          For                            *
       by the Company, shall each receive SEK 350,000
       and that the Chairman shall receive SEK 1,050,000;
       Members who are not employed by the Company
       and who are Members of Committees established
       by the Board of Directors shall receive an
       additional amount of SEK 50,000; and the Auditors
       fees is to be paid as invoiced

13.    Re-elect Messrs. Georg Ehrnrooth, Clas Ake Hedstrom,      Mgmt          For                            *
       Sigrun Hjelmquist, Egil Mykiebust, Ame Martensson,
       Lars Nyberg, Anders Nyren and Lars Pettersson
       as the Board Members and elect Mr. Clas Ake
       Hedstrom as the Chairman of the Board of Directors

14.    Approve that the present wording of Article               Mgmt          For                            *
       6 and Article 9 in the Articles of Association
       be excluded

15.    Approve that a new wording of Article 6 of the            Mgmt          For                            *
       Articles of Association and the Redemption
       Offer  as specified  be introduced; to resolve
       on the withdrawal of 16,522,000 previsously
       repurchased ordinary shares; and authorize
       the Board of Directors, or any person that
       the Board of Directors to execute the Redemption
       Offer and in connection thereto make the minor
       adjustments to the length of the application
       period that may be required in order to facilitate
       for the foreign shareholders to participate
       in the redemption offer

16.    Approve that one representative of each of the            Mgmt          For                            *
       four largest shareholders shall jointly with
       the Chairman of the Board of Directors constitute
       the Nomination Committee for the period up
       to the end of the next AGM; the Chairman of
       the Board of Directors is the convener; the
       composition of the Nomination Committee prior
       to the election of the Board in 2006 shall
       be announced as soon as elected, however no
       later than six months prior to the next year
       s AGM; the Chairman of the Nomination Committee
       shall be the Member who represents the largest
       shareholder; no remuneration shall be paid
       to the Members of the Nomination Committee;
       the Nomination Committee shall prepare proposals
       regarding the Chairman of the general meeting,
       the number of Board Members, fees to the Board
       Members and Auditors and proposals regarding
       the Board of Directors and the Chairman of
       the Board of Directors; in the event a Member
       leaves the Nomination Committee before its
       work is done may, if necessary, a substitute
       for the same shareholder take his or her place;
       if a shareholder that has nominated a Member
       to the Nomination Committee no longer holds
       shares in the Company, may such Member resign
       and a representative that according to the
       size of holdings is next in line of the shareholders
       be offered the opportunity to take his or her
       place




--------------------------------------------------------------------------------------------------------------------------
 SANDVIK AB                                                                                  Agenda Number:  700742376
--------------------------------------------------------------------------------------------------------------------------
        Security:  W74857165
    Meeting Type:  EGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  SE0000667891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

1.     Meeting is opened                                         Non-Voting    No vote

2.     Elect the Chairman of the meeting                         Non-Voting    No vote

3.     Approve the voting list                                   Non-Voting    No vote

4.     Elect one or two minutes-checkers                         Non-Voting    No vote

5.     Approve the agenda                                        Non-Voting    No vote

6.     Approve to determine whether the meeting has              Non-Voting    No vote
       been duly convened

7.a    Approve to reduce the share capital through               Mgmt          For                            *
       redemption and withdrawal of ordinary shares

7.b    Approve the new issue of C-shares                         Mgmt          For                            *

7.c    Approve to reduce the share capital through               Mgmt          For                            *
       redemption of C-shares and transfer to the
       statutory reserve




--------------------------------------------------------------------------------------------------------------------------
 SHANGRI-LA ASIA LTD                                                                         Agenda Number:  700709580
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8063F106
    Meeting Type:  AGM
    Meeting Date:  26-May-2005
          Ticker:
            ISIN:  BMG8063F1068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited accounts and the reports              Mgmt          For                            *
       of the Directors and the Auditors for the YE
       31 DEC 2004

2.     Declare a final dividend for the YE 31 DEC 2004           Mgmt          For                            *

3.i    Re-elect Mr. Alexander Reid Hamilton as a Director        Mgmt          For                            *

3.ii   Re-elect Mr. Lee Yong Sun as a Director                   Mgmt          For                            *

3.iii  Re-elect Mr. Tow Heng Tan as a Director                   Mgmt          For                            *

3.iv   Re-elect Mr. Ye Longfei as a Director                     Mgmt          For                            *

4.     Approve to fix the Directors  fees  including             Mgmt          For                            *
       the fees payable to the Members of the Audit
       and Remuneration Committees

5.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            *
       the Auditors and authorize the Directors of
       the Company to fix their remuneration

6.A    Authorize the Directors of the Company, during            Mgmt          Against                        *
       or after the end of the relevant period to
       make or grant offers, agreements and options
       which would or might require the exercise of
       such powers; the aggregate nominal amount of
       share capital allotted or agreed conditionally
       or unconditionally to be allotted  whether
       pursuant to an option or otherwise  by the
       Directors of the Company pursuant to the approval
       as specified, otherwise than pursuant to: i)
       a rights issue  as specified , ii) the exercise
       of any option under any Share Option Scheme
       or similar arrangement for the grant or issue
       to option holders of shares in the Company,
       iii) any scrip dividend scheme or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the Bye-Laws
       of the Company, iv) the exercise of any conversion
       rights attaching to the Zero Coupon Guaranteed
       Convertible Bonds due 2009 issued by Shangri-La
       Finance Limited, and v) any specific authority,
       shall not exceed 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue as at the date of the passing of this
       resolution and the said approval shall be limited
       accordingly;  Authority expires the earlier
       of earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Bye-Laws of the Company or
       any applicable laws of Bermuda to be held

6.B    Authorize the Directors of the Company, during            Mgmt          For                            *
       the relevant period  as specified  of all powers
       of the Company to repurchase its own shares
       on The Stock Exchange of Hong Kong Limited
       the HKSE  or on any other stock exchange on
       which the shares of the Company may be listed
       and recognized by the Securities and Futures
       Commission of Hong Kong and the HKSE for this
       purpose or on the Singapore Exchange Securities
       Trading Limited, subject to and in accordance
       with all applicable laws and the requirements
       of the Rules Governing the Listing of Securities
       on the HKSE or that or any other stock exchange
       as amended from time to time  as the case may
       be ; the aggregate nominal amount of shares
       of the Company repurchased by the Company shall
       not exceed 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       as at the date of the passing of this resolution
       and the authority pursuant to paragraph (a)
       above shall be limited accordingly;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Bye-Laws of the
       Company or any applicable laws of Bermuda to
       be held

6.C    Authorize the Directors of the Company, conditional       Mgmt          For                            *
       upon the passing of Resolution No. 6.B, and
       for the time being in force to exercise the
       powers of the Company, to allot shares be and
       is hereby extended by the addition to the aggregate
       nominal amount of the share capital which may
       be allotted or agreed conditionally or unconditionally
       to be allotted by the Directors of the Company
       pursuant to such general mandate of an amount
       representing the aggregate nominal amount of
       the share capital of the Company repurchased
       by the Company under the authority granted
       by the Resolution No. 6.B, provided that such
       amount shall not exceed 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue as at the date of the passing
       of this resolution

S.7    Amend the Bye-Laws of the Company adopted on              Mgmt          For                            *
       25 MAY 1993 and amended up to 25 May 2004 as
       follows: a) by adding the specified new Bye-Law
       70A immediately after Bye-Law 70; b) by deleting
       the existing Bye-Law 99 and replacing it with
       the specified one; c) by adding the specified
       Paragraph immediately after the Bye-Law 100(iii)
       and re-numbering the Bye-Law 100(iv) as Bye-Law
       100(v); d) by deleting the existing Bye-Law
       182 (ii) and its side-note in their entirety
       and replacing them with the specified one




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANSPORT & TRADING COMPANY, P                                                        Agenda Number:  932361102
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703609
    Meeting Type:  Special
    Meeting Date:  28-Jun-2005
          Ticker:  SC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

C1     TO APPROVE THE SCHEME OF ARRANGEMENT                      Mgmt          For                            For

E1     CANCELLATION OF THE FIRST PREFERENCE SHARES               Mgmt          For                            For

E2     CANCELLATION OF THE SECOND PREFERENCE SHARES              Mgmt          For                            For

E3     SCHEME OF ARRANGEMENT                                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANSPORT & TRADING COMPANY, P                                                        Agenda Number:  932361227
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703609
    Meeting Type:  Annual
    Meeting Date:  28-Jun-2005
          Ticker:  SC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT & ACCOUNTS                      Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     ELECTION OF PETER VOSER                                   Mgmt          For                            For

04     RE-ELECTION OF SIR PETER JOB*@#                           Mgmt          For                            For

05     RE-ELECTION OF LORD OXBURGH@#                             Mgmt          For                            For

06     REAPPOINTMENT OF AUDITORS                                 Mgmt          For                            For

07     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

08     SPECIAL RESOLUTION TO AUTHORIZE SHARE PURCHASES           Mgmt          For                            For

09     APPROVAL OF THE LONG-TERM INCENTIVE PLAN                  Mgmt          For                            For

10     APPROVAL OF DEFERRED BONUS PLAN                           Mgmt          For                            For

11     APPROVAL OF RESTRICTED SHARE PLAN                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SIAM CEMENT PUBLIC CO LTD (FORMERLY SIAM CEMENT CO LTD)                                     Agenda Number:  700636713
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7866P147
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2005
          Ticker:
            ISIN:  TH0003010Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the eleventh OGM of shareholders   Mgmt          For                            *

2.     Acknowledge the Company s operating results               Mgmt          For                            *
       for the year 2004

3.     Approve the balance sheet and the profit and              Mgmt          For                            *
       loss statement for the FYE 31 DEC 2004

4.     Approve the allocation of profits for 2004 and            Mgmt          For                            *
       the dividend payment

5.     Elect the Directors in replacement for the Directors      Mgmt          For                            *
       who are due to retire by rotation

6.     Appoint the Auditors and approve to determine             Mgmt          For                            *
       the Auditor s remuneration for the year 2005

7.     Approve the amendment to the Company s regulations        Mgmt          For                            *
       regarding the acquisition and disposition of
       assets of the listed Companies to comply with
       the notification of the Stock Exchange of Thailand
       governing the entering into the disclosure
       of information and Act of listed Companies
       concerning the acquisition and disposition
       of assets, 2004, by adding the additional Clause
       57

8.     Acknowledge the remuneration of the Board of              Mgmt          For                            *
       Directors

9.     Other business                                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SIAM CITY CEMENT PUBLIC CO LTD                                                              Agenda Number:  700655369
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7887N139
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  TH0021010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BOTH SPLIT AND PARTIAL VOTING            Non-Voting    No vote
       ARE ALLOWED FOR THIS MEETING. THANK YOU.

1.     Adopt minutes of the 11th AGM held on 08 APR              Mgmt          For                            *
       2004

2.     Acknowledge report of the Audit Committee to              Mgmt          For                            *
       the shareholders

3.     Acknowledge report of the Board of Directors              Mgmt          For                            *
       to the shareholders

4.     Approve the Company s financial statements for            Mgmt          For                            *
       the YE 31 DEC 2004

5.     Approve the allocation of unappropriated retained         Mgmt          For                            *
       earnings as of 01 JAN 2005, the appropriation
       of the Company s net profit for the year 2004,
       the declaration of the dividend and the payment
       of Directors  bonus, as well as acknowledge
       the payment of interim dividends

6.     Re-elect the Directors whose term will expire             Mgmt          For                            *
       by rotation at the 2005 AGM as Directors for
       further term

7.     Appoint the Auditors and fix their remuneration           Mgmt          For                            *
       for the year 2005

8.     Transact any other matters                                Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SK TELECOM CO., LTD.                                                                        Agenda Number:  932266655
--------------------------------------------------------------------------------------------------------------------------
        Security:  78440P108
    Meeting Type:  Annual
    Meeting Date:  11-Mar-2005
          Ticker:  SKM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE BALANCE SHEET, THE STATEMENT              Mgmt          For                            For
       OF INCOME, AND THE STATEMENT OF APPROPRIATION
       OF RETAINED EARNINGS OF THE 21ST FISCAL YEAR,
       AS SET FORTH IN THE COMPANY S AGENDA.

02     APPROVAL OF THE AMENDMENT OF THE ARTICLES OF              Mgmt          For                            For
       INCORPORATION, AS SET FORTH IN THE COMPANY
       S AGENDA.

03     APPROVAL OF THE CEILING AMOUNT OF THE REMUNERATION        Mgmt          Abstain                        Against
       OF DIRECTORS, AS SET FORTH IN THE COMPANY S
       AGENDA.

4A     APPROVAL OF THE APPOINTMENT OF DIRECTORS, AS              Mgmt          For                            For
       SET FORTH IN THE COMPANY S AGENDA.

4B     APPROVAL OF THE APPOINTMENT OF OUTSIDE DIRECTORS          Mgmt          For                            For
       WHO WILL NOT BE AUDIT COMMITTEE MEMBERS, AS
       SET FORTH IN THE COMPANY S AGENDA.

4C     APPROVAL OF THE APPOINTMENT OF OUTSIDE DIRECTORS          Mgmt          For                            For
       WHO WILL BE AUDIT COMMITTEE MEMBERS, AS SET
       FORTH IN THE COMPANY S AGENDA.




--------------------------------------------------------------------------------------------------------------------------
 SM PRIME HOLDINGS INC                                                                       Agenda Number:  700667453
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8076N112
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2005
          Ticker:
            ISIN:  PHY8076N1120
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Call to order                                             Mgmt          For                            *

2.     Approve the certification of notice and quorum            Mgmt          For                            *

3.     Approve the minutes of the annual meeting of              Mgmt          For                            *
       the stockholders held on 22 APR 2004

4.     Receive the President s report                            Mgmt          For                            *

5.     Ratify the acts of the Board of Directors and             Mgmt          For                            *
       the Management from the date of the last annual
       stockholders  meeting up to the date of this
       meeting

6.     Elect the Directors for 2005 to 2006                      Mgmt          For                            *

7.     Appoint the External Auditors                             Mgmt          For                            *

8.     Other matters                                             Other         For                            *

9.     Adjournment                                               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 SOHU.COM INC.                                                                               Agenda Number:  932313771
--------------------------------------------------------------------------------------------------------------------------
        Security:  83408W103
    Meeting Type:  Annual
    Meeting Date:  12-May-2005
          Ticker:  SOHU
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CHARLES ZHANG                                             Mgmt          For                            For
       CHARLES HUANG                                             Mgmt          For                            For
       DAVE QI                                                   Mgmt          For                            For
       SHI WANG                                                  Mgmt          For                            For

02     APPROVAL OF AMENDMENT TO THE 2000 STOCK INCENTIVE         Mgmt          For                            For
       PLAN.

03     APPOINTMENT OF PRICEWATERHOUSECOOPERS ZHONG               Mgmt          For                            For
       TIAN CPAS LIMITED COMPANY AS INDEPENDENT PUBLIC
       ACCOUNTANTS.




--------------------------------------------------------------------------------------------------------------------------
 SUNPLUS TECHNOLOGY CO LTD                                                                   Agenda Number:  700736208
--------------------------------------------------------------------------------------------------------------------------
        Security:  86764M205
    Meeting Type:  AGM
    Meeting Date:  13-Jun-2005
          Ticker:
            ISIN:  US86764M2052
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Receive the 2004 business report                          Mgmt          For                            *

1.2    Receive the investigation report by the Supervisor        Mgmt          For                            *

2.1    Approve the business report and financial statement       Mgmt          For                            *
       for the year 2004

2.2    Approve the dividend distribution for years               Mgmt          Against                        *
       prior to and including 2004

3.1    Approve the stock dividend reinvested as new              Mgmt          Against                        *
       capital from retained earnings and capital
       surplus

3.2    Approve to revise the Company Constitution                Mgmt          Abstain                        *

3.3    Approve the lift of a ban against joining competitor      Mgmt          Against                        *
       to the Directors




--------------------------------------------------------------------------------------------------------------------------
 SUZUKI MOTOR CORP                                                                           Agenda Number:  700732755
--------------------------------------------------------------------------------------------------------------------------
        Security:  J78529138
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3397200001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Ordinary Dividend       Mgmt          For                            *
       JY 4, Special Dividend JY 2

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

2.9    Elect a Director                                          Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

2.11   Elect a Director                                          Mgmt          For                            *

2.12   Elect a Director                                          Mgmt          For                            *

2.13   Elect a Director                                          Mgmt          For                            *

2.14   Elect a Director                                          Mgmt          For                            *

2.15   Elect a Director                                          Mgmt          For                            *

2.16   Elect a Director                                          Mgmt          For                            *

2.17   Elect a Director                                          Mgmt          For                            *

2.18   Elect a Director                                          Mgmt          For                            *

2.19   Elect a Director                                          Mgmt          For                            *

2.20   Elect a Director                                          Mgmt          For                            *

2.21   Elect a Director                                          Mgmt          For                            *

2.22   Elect a Director                                          Mgmt          For                            *

2.23   Elect a Director                                          Mgmt          For                            *

2.24   Elect a Director                                          Mgmt          For                            *

2.25   Elect a Director                                          Mgmt          For                            *

2.26   Elect a Director                                          Mgmt          For                            *

2.27   Elect a Director                                          Mgmt          For                            *

2.28   Elect a Director                                          Mgmt          For                            *

2.29   Elect a Director                                          Mgmt          For                            *

2.30   Elect a Director                                          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TELE CENTRO OESTE CELULAR PARTICIPACOES SA                                                  Agenda Number:  700648819
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9029W118
    Meeting Type:  MIX
    Meeting Date:  31-Mar-2005
          Ticker:
            ISIN:  BRTCOCACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

A.1    Receive the accounts of the Director s, to examine,       Mgmt          For                            *
       discuss and vote up on the Board of Directors
       annual report, relating to FYE 31 DEC 2004

A.2    Approve to decide on the distribution of the              Mgmt          For                            *
       profits from the FY and the distribution of
       dividends

A.3    Approve the proposal to capitalize the surplus            Mgmt          For                            *
       of profits reserves in relation to the corporate
       stock against the profit reserves for expansion
       account, leaving the same with an increase
       of BRL 164,878,256.93, taking it from BRL 792,965,581,63
       to BRL 2,957,843,938,56 without issuing new
       shares and with the consequent alteration to
       Article 5 of the Company Bylaws

A.4    Approve the Company s capital budget for the              Mgmt          For                            *
       FY 2005

A.5    Elect the Members of the Finance Committee                Mgmt          For                            *

A.6    Approve to fix the remuneration of the Director           Mgmt          For                            *
       s and Finance Committee the annual global amount
       of money of the Director s and individual of
       the Finance Committee

E.1    Approve the terms and conditions to carry out             Mgmt          For                            *
       the cancellation of 5,783,435,550 common shares
       without reducing the corporate stock, and to
       put back onto the market 1,527,046 common shares
       and 2,087,452 preferred shares, remaining from
       the corporate restructuring approved in the
       EGM of TCO and its operators held on 30 JUN
       2004

E.2    Approve to group the 449,009,994,138 nominal              Mgmt          For                            *
       book entry shares of no par value, of which
       189,434,957,933 being common shares and 259,575,036,202
       being preferred shares, representative of the
       corporate stock, at the rate 5,000 shares for
       1 share of the respective type, transforming
       them into 89,801,999 nominal book entry shares
       of no par value, of which 37,886,992 are common
       shares and 51,915,007 are preferred shares,
       in accordance with the provisions of Article
       12 of Law Number 6.404/76, with the consequent
       amendment to Article 5 of the Company Bylaws

E.3    Amend, as a consequence of the proposal to group          Mgmt          For                            *
       shares, Article 4 of the Company Bylaws, relating
       to the authorized capital limit, changing limit
       from to up to 700,000,000,000 to 233,333,333
       shares

E.4    Approve to add to the Corporate object of the             Mgmt          For                            *
       Company, the possibility to commercialize
       including but not limited to, the purchase,
       sale, loan, rent or donation  assets and/or
       merchandise necessary or useful for, the exploitation
       of telecommunications services, as well as
       for objectives related to the and/or trademarks
       used by the Company  including but not limited
       to key rings, icons, hats, beach huts, brooches
       and to develop, register and Commercialize
       Computer Programs  software  with the consequent
       amendment to Article 2 of the Company Bylaws

E.5    Approve to revise and/or amend in general the             Mgmt          For                            *
       wording and to number several Articles of the
       Company Bylaws, without altering the right
       and/or benefits guaranteed to preferred shareholders,
       in the current wording of the document, in
       accordance with the proposal filed at the Company
       s Head Office

E.6    Approve to consolidate the Company Bylaws                 Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700680564
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  EGM
    Meeting Date:  19-Apr-2005
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Approve the interest on own capital accounting            Mgmt          For                            *
       appropriation to a limit of BRL 1,000,000,000.00
       during the FY 2005




--------------------------------------------------------------------------------------------------------------------------
 TELE2 AB                                                                                    Agenda Number:  700691606
--------------------------------------------------------------------------------------------------------------------------
        Security:  W95878117
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  SE0000314312
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Elect Mr. Sven Hagstromer as the Chairman of              Mgmt          For                            *
       the meeting

2.     Approve the voting list                                   Mgmt          For                            *

3.     Approve the agenda                                        Mgmt          For                            *

4.     Elect one or two persons to check and verify              Mgmt          For                            *
       the minutes

5.     Approve to determine whether the meeting has              Mgmt          For                            *
       been duly convened

6.     Receive the annual report and the Auditors                Mgmt          For                            *
       report and of the consolidated financial statements
       and the Auditors  report on the consolidated
       financial statements

7.     Approve the decision on the adoption of the               Mgmt          For                            *
       income statement and balance sheet and of the
       consolidated income statement and the consolidated
       balance sheet

8.     Approve an ordinary dividend for the FY 2004              Mgmt          For                            *
       corresponding to SEK 5 per share; the Board
       of Directors further proposes that the record
       date for the dividend shall be Monday 16 MAY
       2005

9.     Grant discharge from liability of the Members             Mgmt          Against                        *
       of the Board of Directors and the Managing
       Director

10.    Approve to determine the number of members of             Mgmt          For                            *
       the Board of Directors as seven

11.    Approve that the fee of the Members of the Board          Mgmt          For                            *
       of Directors for the period until the end of
       the next AGM shall be a total of SEK 3,350,000,
       whereof SEK 800,000 shall be allocated to the
       Chairman, SEK 400,000 to each of the other
       Members of the Board of Directors respectively
       and a total of SEK 150,000 be allocated for
       the work of the Members within the committees
       of the Board of Directors

12.    Re-elect Messers. Marc J.A. Beuls, Vigo Carlund,          Mgmt          For                            *
       Sven Hagstromer, Jan Loeber, John Shakeshaft
       and Cristina Stenbeck as the Board of Members
       and elect Mr. John Hepburn as a new Member
       of the Board of Directors

13.    Approve that the following procedure for the              Mgmt          For                            *
       Nomination Group for the election of Members
       of the Board of Directors; the work of preparing
       a proposal of the Members to the Board of Directors
       for the AGM of 2006 shall be executed by a
       Nomination Group; the Nomination Group will
       be formed during the autumn of 2005, in consultation
       with at least three of the major shareholders
       and Cristina Stenbeck will act as convenor
       of the Group; the composition of the Group
       will be communicated in the interim report
       for the third quarter of 2005

14.a   Amend the Articles of Association to the effect           Mgmt          For                            *
       that the provision in Section 4 is changed
       so that the par value per share is changed
       from SEK 5 to SEK 1.25; this means a split
       of shares, whereby each share  irrespective
       of class  is divided into four shares of which
       one of the shares will be a so-called redemption
       share; the Board of Directors proposes that
       the record day for the share split shall be
       Monday 23 MAY 2005

14.b   Amend the Articles of Association to the effect           Mgmt          For                            *
       that a new class of shares is introduced, Class
       C shares, which carry one vote per share Class
       C shares shall not entitle to dividends; the
       customary provision on, respectively, primary
       and subsidiary preferential right at cash issue
       shall apply also for Class C shares, which,
       however, shall not entitle to participation
       in a bonus issue of shares; upon the Board
       of Directors  or the Company s request, the
       Class C shares shall be redeemable and, upon
       the liquidation of the Company, entitle the
       holder to a limited right to assets equal to
       the par value of the share, annualized by an
       interest rate provided in the Articles of Association;
       upon redemption, the Class C share shall entitle
       the holder to payment equal to the par value
       annualized by an interest rate provided in
       the Articles of Association

14.c   Approve to reduce the Company s share capital             Mgmt          For                            *
       by SEK 184,450,218.75 by redemption of a total
       of 147,560,175 shares, each at a par value
       SEK 1.25, of which 15,516,663 are Class A shares
       and 132,043,512 are Class B shares; the redemption
       amount per share, irrespective of class, shall
       be SEK 10; the Board of Directors proposes
       that trading in so-called redemption shares
       shall take place from 24 MAY 2005 up to and
       including 10 JUN 2005; the Board of Directors
       proposes that the record date for redemption
       shall be 17 JUN 2005; the redemption payment
       is expected to be executed through VPC around
       22 JUN 2005

14.d   Approve to increase the Company s share capital           Mgmt          For                            *
       by a maximum of SEK 184,450,218.75 by an issue
       of a maximum of 147,560,175 Class C shares,
       each at a par value of SEK 1.25; the new shares
       shall, with disapplication of the shareholders
       preferential rights, be subscribed for by
       a securities Company at a subscription price
       equal to the par value of the share; the proposal
       is contingent upon registration of the amendments
       to the Articles of Association under sub-sections
       14 a and b above

14.e   Approve to reduce the share capital by SEK 184,450,218.75 Mgmt          For                            *
       by redemption of all Class C shares; the redemption
       shall be executed as soon as the issue of Class
       C shares has been registered; the objective
       of the reduction is restitution to the holders
       of Class C shares by an amount equal to the
       par value of SEK 1.25, annualized by the interest
       rate provided in the Articles of Association;
       in addition, it is proposed that the meeting
       resolves that an amount equal to the amount
       of the reduction is transferred from the unrestricted
       equity to the Company s reserves; the proposal
       is contingent upon registration of the amendments
       to the Articles of Association under sub-sections
       14 a and b above

15.    Closure of the meeting                                    Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TELECOMUNICACOES DE SAO PAULO SA - TELESP                                                   Agenda Number:  700688623
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90337109
    Meeting Type:  EGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  BRTLPPACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

1.     Approve to group all the existing 165,320,206,602         Mgmt          For                            *
       common shares and 328,272,072,739 preferred
       shares representing the Company s Corporate
       Stock in accordance with the Article 12 of
       Law Number 6.404/76, at the rate of 1000 existing
       shares for 1 share of the respective type,
       without reducing the corporate stock, and to
       amend the relation of shares per ADR to 1 share
       per ADR

2.     Amend Article 4 and 5 of the Company by-Laws              Mgmt          For                            *

3.     Approve the contract signed between the Company           Mgmt          For                            *
       and the Company Telefonica Gestao De Servicos
       Compartilhados Do Brasil Ltda, for the provision
       by that Company, of administrative services
       in a variety of areas

4.     Amend the wording of item 1 of Article 9 of               Mgmt          For                            *
       the Company by-Laws

5.     Approve the consolidated Company by-Laws                  Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TELEFONICA SA                                                                               Agenda Number:  700707663
--------------------------------------------------------------------------------------------------------------------------
        Security:  E90183182
    Meeting Type:  OGM
    Meeting Date:  30-May-2005
          Ticker:
            ISIN:  ES0178430E18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       31 MAY 2005 CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE ALSO BE ADVISED THAT
       ADDITIONAL INFORMATION CONCERNING  TELEFONICA
       SA  CAN ALSO BE VIEWED ON THE COMPANY S WEBSITE:
       http://www.telefonica.es. THANK YOU.

1.     Examination and approval, if applicable, of               Mgmt          For                            *
       the Annual Accounts and Management Report of
       Telefonica, S.A. and its Consolidated Group
       of Companies, as well as the proposal for the
       application of the results of Telefonica, S.A.,
       and that of the management of the Company s
       Board of Directors, all for the 2004 financial
       year.

2.     Shareholder remuneration: A) Distribution of              Mgmt          For                            *
       dividends with a charge to the Additional Paid-
       in capital reserve and B) Extraordinary non-cash
       distribution of additional paid- in capital.

3.     Examination and approval, if applicable, of               Mgmt          For                            *
       the Proposed Merger of Telefonica, S.A. and
       Terra Networks, S.A. and approval, as the Merger
       Balance Sheet, of Telefonica, S.A. s Balance
       Sheet closed on December 31, 2004. Approval
       of merger between Telefonica, S.A. and Terra
       Networks, S.A. by means of the absorption of
       the latter by the former, with the extinction
       of Terra Networks, S.A. and the en bloc transfer
       of all of its assets and liabilities to Telefonica,
       S.A., with the provision that the exchange
       shall be satisfied through the delivery of
       treasury shares of Telefonica S.A., all in
       accordance with the provisions of the Merger
       Plan. Application of the special tax regime
       set forth in Chapter VIII of Title VII of the
       Restated Text of the Corporate Income Tax Law
       in connection with the merger. Establishment
       of procedures to facilitate the exchange of
       shares. Delegation of powers.

4.     Appointment of Directors.                                 Mgmt          For                            *

5.     Designation of the Accounts Auditor for Telefonica,       Mgmt          For                            *
       S.A. and its Consolidated Group of Companies,
       under the provisions of article 42 of the Spanish
       Commerce Code (Codigo de Comercio) and article
       204 of the Spanish Corporations Act (Ley de
       Sociedades Anonimas).

6.     Authorization for the acquisition of treasury             Mgmt          For                            *
       stock, directly or through Group companies.

7.     Reduction of share capital through the amortizing         Mgmt          For                            *
       of treasury stock, with the exclusion of the
       right to opposition by creditors, through the
       redrafting of the article in the Bylaws that
       refers to the share capital.

8.     Delegation of powers to formalize, construe,              Mgmt          For                            *
       correct and execute the resolutions adopted
       by the Annual General Shareholders  Meeting.




--------------------------------------------------------------------------------------------------------------------------
 TELEKOM AUSTRIA AG, WIEN                                                                    Agenda Number:  700706572
--------------------------------------------------------------------------------------------------------------------------
        Security:  A8502A102
    Meeting Type:  AGM
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  AT0000720008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual statement of accounts, Group           Mgmt          For                            *
       financial statements and the report by the
       Supervisory Board

2.     Approve the appropriation of net profits                  Mgmt          For                            *

3.     Approve the activities undertaken  by the Board           Mgmt          For                            *
       of Directors and the Supervisory Board in 2004

4.     Approve the remuneration for Supervisory Board            Mgmt          For                            *
       for 2004

5.     Elect the Auditors for FY 2005                            Mgmt          For                            *

6.     Approve the resolution on the amount of Members           Mgmt          For                            *
       (10) and an agelimit (65) for Members of the
       Supervisory Board

7.     Approve the changes in the Supervisory Board              Mgmt          For                            *

8.     Approve the report of the Board on the usage              Mgmt          For                            *
       and amount of bought own shares

9.     Grant authority to buy own shares for 18 months           Mgmt          For                            *
       at a price from EUR 9 - to EUR 21 per share;
       authorize the Board of Directors to use own
       shares for service of stock option, convertible
       bonds and for acquisition of Companys; reduction
       of share capital by collection of own shares;
       sale of own shares for 5 years




--------------------------------------------------------------------------------------------------------------------------
 TELENOR ASA                                                                                 Agenda Number:  700708704
--------------------------------------------------------------------------------------------------------------------------
        Security:  R21882106
    Meeting Type:  AGM
    Meeting Date:  20-May-2005
          Ticker:
            ISIN:  NO0010063308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve the notice of the AGM                             Mgmt          For                            *

2.     Elect a representative to sign the minutes of             Mgmt          For                            *
       the AGM together with the Chairman of the meeting

3.     Approve the annual accounts and the annual report         Mgmt          For                            *
       for the FY 2004 and a dividend of NOK 1.50
       per share be paid

4.     Approve the remuneration to the Company s Auditor         Mgmt          For                            *

5.     Approve to reduce the share capital by canceling          Mgmt          For                            *
       of own shares as well as redemption of shares
       owned by the Kingdom of Norway through the
       Ministry of Trade and Industry

6.     Authorize the Board to acquire the own shares             Mgmt          For                            *

7.     Elect the shareholder representatives and deputy          Mgmt          For                            *
       shareholder representatives to the Corporate
       Assembly

8.     Approve to determine the remuneration to the              Mgmt          For                            *
       Members of the Corporate Assembly

9.     Elect the Members to the Election Committee               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TESCO PLC                                                                                   Agenda Number:  700723097
--------------------------------------------------------------------------------------------------------------------------
        Security:  G87621101
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  GB0008847096
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and reports of the Directors         Mgmt          For                            *
       and the Auditors for the FYE 26 FEB 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the FYE 26 FEB 2005

3.     Approve the final dividend of 5.27 pence per              Mgmt          For                            *
       share by the Directors to be declared payable
       on 01 JUL 2005 to holders of ordinary shares
       registered at the close of business on 22 APR
       2005

4.     Re-elect Mr. Rodney Chase as a Director in accordance     Mgmt          For                            *
       with the Company s Articles of Association,
       who retires by rotation

5.     Re-elect Sir Terry Leahy as a Director in accordance      Mgmt          For                            *
       with the Company s Articles of Association,
       who retires by rotation

6.     Re-elect Mr. Tim Mason as a Director in accordance        Mgmt          For                            *
       with the Company s Articles of Association,
       who retires by rotation

7.     Re-elect Mr. David Potts as a Director in accordance      Mgmt          For                            *
       with the Company s Articles of Association,
       who retires by rotation

8.     Elect Mr. Karen Cook as a Director                        Mgmt          For                            *

9.     Elect Mr. Carolyn McCall as a Director                    Mgmt          For                            *

10.    Re-appoint PricewaterhouseCoopers LLP as Auditors         Mgmt          For                            *
       of the Company, to hold office until the conclusion
       of the next AGM at which accounts are laid
       before the Company

11.    Authorize the Directors to determine the Auditors         Mgmt          For                            *
       remuneration

12.    Approve to increase the authorized share capital          Mgmt          For                            *
       of the Company from GBP 530,000,000 to GBP
       535,000,000 by the creation of 100,000,000
       ordinary shares of 5p each

13.    Authorize the Directors to exercise the power             Mgmt          For                            *
       contained in the Articles to offer the holders
       of ordinary shares of 5p each in the capital
       of the Company  the shares  the right to receive
       new shares, credited as fully as paid instead
       of the cash amount which would otherwise be
       due to them in respect of any dividends including
       the final dividend for the FYE 26 FEB 2005,
       for any financial period ending on or before
       04 APR 2010

14.    Authorize the Directors, in accordance with               Mgmt          For                            *
       Section 80 of the Companies Act 1985 (the Act),
       to allot relevant securities  as defined in
       Section 80(2) of the Act  of the Company up
       to an aggregate nominal amount of GBP 129.2
       million  which is equal to approximately 33%
       of the current issued share capital of the
       Company   Authority expires the earlier of
       the next AGM of the Company or 24 JUN 2004
       ; and the Directors may make allotments during
       the relevant period which may be exercised
       after the relevant period

S.15   Authorize the Directors, pursuant to Section              Mgmt          For                            *
       95 of the Act, to allot equity securities for
       cash pursuant to the authority given to the
       Directors for the purposes of Section 80 of
       the Act, disapplying the statutory pre-emption
       rights  Section 89(1) , provided that this
       power is limited to the allotment of equity
       securities: i) in connection with a rights
       issue in favor of ordinary shareholders; ii)
       up to an aggregate nominal amount of GBP 19.47
       million  5% of the issued share capital ;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 months
       from the date of the passing of this resolution
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.16   Authorize the Company, to make market purchases           Mgmt          For                            *
       within the meaning of Section 163(3) of the
       Act  of up to 778.70 million shares of 5p each
       in the capital of the Company, at a minimum
       price of 5p and up to 105% of the average middle
       market quotations for such shares derived from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 18 months from the
       date of the passing of this resolution ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry

17.    Authorize the Company, to make donations to               Mgmt          For                            *
       EU political organization not exceeding GBP
       100,000 and to incur EU political expenditure
       up to a maximum aggregate amount of GBP 100,000;
       Authority expires at the conclusion of the
       next AGM or 15 months from the date of the
       passing of this resolution

18.    Authorize the Tesco Stores Limited, to make               Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 100,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 100,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution

19.    Authorize the Tesco Ireland Limited, to make              Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 25,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 25,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution

20.    Authorize the Tesco Vin Plus S.A., to make donations      Mgmt          For                            *
       to EU political organization not exceeding
       GBP 25,000 and to incur EU political expenditure
       up to a maximum aggregate amount of GBP 25,000;
       Authority expires at the conclusion of the
       next AGM or 15 months from the date of the
       passing of this resolution

21.    Authorize the Tesco Stores CR a.s., to make               Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 25,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 25,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution

22.    Authorize the Tesco Stores SR a.s., to make               Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 25,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 25,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution

23.    Authorize the Tesco Global Rt, to make donations          Mgmt          For                            *
       to EU political organization not exceeding
       GBP 25,000 and to incur EU political expenditure
       up to a maximum aggregate amount of GBP 25,000;
       Authority expires at the conclusion of the
       next AGM or 15 months from the date of the
       passing of this resolution

24.    Authorize the Tesco Polska Sp z.o.o., to make             Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 25,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 25,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution




--------------------------------------------------------------------------------------------------------------------------
 THE AES CORPORATION                                                                         Agenda Number:  932267811
--------------------------------------------------------------------------------------------------------------------------
        Security:  00130H105
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2005
          Ticker:  AES
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD DARMAN                                            Mgmt          For                            For
       PAUL T. HANRAHAN                                          Mgmt          For                            For
       KRISTINA M. JOHNSON                                       Mgmt          For                            For
       JOHN A. KOSKINEN                                          Mgmt          For                            For
       PHILIP LADER                                              Mgmt          For                            For
       JOHN H. MCARTHUR                                          Mgmt          For                            For
       SANDRA O. MOOSE                                           Mgmt          For                            For
       PHILIP A. ODEEN                                           Mgmt          For                            For
       CHARLES O. ROSSOTTI                                       Mgmt          For                            For
       SVEN SANDSTROM                                            Mgmt          For                            For
       ROGER W. SANT                                             Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 THE COCA-COLA COMPANY                                                                       Agenda Number:  932270351
--------------------------------------------------------------------------------------------------------------------------
        Security:  191216100
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2005
          Ticker:  KO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HERBERT A. ALLEN                                          Mgmt          For                            For
       RONALD W. ALLEN                                           Mgmt          For                            For
       CATHLEEN P. BLACK                                         Mgmt          For                            For
       WARREN E. BUFFETT                                         Mgmt          For                            For
       BARRY DILLER                                              Mgmt          For                            For
       E. NEVILLE ISDELL                                         Mgmt          For                            For
       DONALD R. KEOUGH                                          Mgmt          For                            For
       MARIA ELENA LAGOMASINO                                    Mgmt          For                            For
       DONALD F. MCHENRY                                         Mgmt          For                            For
       SAM NUNN                                                  Mgmt          For                            For
       J. PEDRO REINHARD                                         Mgmt          For                            For
       JAMES D. ROBINSON III                                     Mgmt          For                            For
       PETER V. UEBERROTH                                        Mgmt          For                            For
       JAMES B. WILLIAMS                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS

03     SHAREOWNER PROPOSAL REGARDING AN INDEPENDENT              Shr           Against                        For
       DELEGATION OF INQUIRY TO COLOMBIA

04     SHAREOWNER PROPOSAL REGARDING RESTRICTED STOCK            Shr           Against                        For

05     SHAREOWNER PROPOSAL REGARDING SEVERANCE AGREEMENTS        Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 THE DAEGU BANK LTD                                                                          Agenda Number:  700658113
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1859G115
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2005
          Ticker:
            ISIN:  KR7005270004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements  expected cash           Mgmt          For                            *
       dividend KRW 275 per share

2.1    Elect Mr. Sang Jang, Kwon as a Director                   Mgmt          For                            *

2.2    Elect Mr. Young Se, Lee as a Director                     Mgmt          For                            *

3.1    Elect Mr. Byung Joon, Huh as an Audit Committee           Mgmt          For                            *
       Member

3.2    Elect Mr. Kyung Jae, Lee as an Audit Committee            Mgmt          For                            *
       Member

3.3    Elect Mr. Jung Suck, Seo as an Audit Committee            Mgmt          For                            *
       Member

4.     Approve stock option for staff                            Mgmt          Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 THE SWATCH GROUP AG, NEUENBURG                                                              Agenda Number:  700703069
--------------------------------------------------------------------------------------------------------------------------
        Security:  H83949141
    Meeting Type:  AGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  CH0012255151
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS. THANK YOU.

1.1    Approve the 2004 annual report of the Board               Mgmt          For                            *
       of Directors

1.2    Approve the 2004 financial statements and the             Mgmt          For                            *
       consolidated financial statements

1.3    Approve the Statutory Auditors report and the             Mgmt          For                            *
       report of the Group Auditors

1.4    Approve the reports and the financial statements          Mgmt          For                            *

2.     Grant discharge the Board of Directors                    Mgmt          Abstain                        *

3.     Approve the appropriation of the net income               Mgmt          For                            *

4.     Approve the reduction of the share capital                Mgmt          For                            *
       adaptation of Article 4 of the Statutes

5.     Elect the Board of Directors                              Mgmt          For                            *

6.     Approve to nominate the Statutory Auditors and            Mgmt          For                            *
       the Group Auditors




--------------------------------------------------------------------------------------------------------------------------
 THE SWATCH GROUP AG, NEUENBURG                                                              Agenda Number:  700705734
--------------------------------------------------------------------------------------------------------------------------
        Security:  H83949133
    Meeting Type:  OGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  CH0012255144
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS. THANK YOU.

1.1    Approve the 2004 annual report of the Board               Mgmt          For                            *
       of Directors

1.2    Approve the 2004 financial statements and the             Mgmt          For                            *
       consolidated financial statements

1.3    Approve the Statutory Auditors report and the             Mgmt          For                            *
       report of the Group Auditors

1.4    Approve the reports and the financial statements          Mgmt          For                            *

2.     Grant discharge the Board of Directors                    Mgmt          Abstain                        *

3.     Approve to appropriate the net income                     Mgmt          For                            *

4.     Approve to reduce the share capital  adaptation           Mgmt          For                            *
       the Article 4 of the Statutes

5.     Elect the Board of Directors                              Mgmt          For                            *

6.     Elect the Statutory Auditors and the Group Auditors       Mgmt          For                            *

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 221734, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS




--------------------------------------------------------------------------------------------------------------------------
 TOYOTA MOTOR CORP                                                                           Agenda Number:  700745687
--------------------------------------------------------------------------------------------------------------------------
        Security:  J92676113
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  JP3633400001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the retained earnings                             Mgmt          For                            *

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

2.9    Elect a Director                                          Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

2.11   Elect a Director                                          Mgmt          For                            *

2.12   Elect a Director                                          Mgmt          For                            *

2.13   Elect a Director                                          Mgmt          For                            *

2.14   Elect a Director                                          Mgmt          For                            *

2.15   Elect a Director                                          Mgmt          For                            *

2.16   Elect a Director                                          Mgmt          For                            *

2.17   Elect a Director                                          Mgmt          For                            *

2.18   Elect a Director                                          Mgmt          For                            *

2.19   Elect a Director                                          Mgmt          For                            *

2.20   Elect a Director                                          Mgmt          For                            *

2.21   Elect a Director                                          Mgmt          For                            *

2.22   Elect a Director                                          Mgmt          For                            *

2.23   Elect a Director                                          Mgmt          For                            *

2.24   Elect a Director                                          Mgmt          For                            *

2.25   Elect a Director                                          Mgmt          For                            *

2.26   Elect a Director                                          Mgmt          For                            *

3.     Elect 1 Corporate Auditor                                 Mgmt          For                            *

4.     Approve the free distribution of Shinkabu Yoyaku-Ken      Mgmt          For                            *
       right to acquire new issue  to the Directors,
       Executive Directors and the Employees of the
       Company and affiliated Companies

5.     Approve the repurchase of own stocks                      Mgmt          For                            *

6.     Grant retirement allowances to the retiring               Mgmt          Abstain                        *
       Directors

7.     PLEASE NOTE THAT THIS RESOLUTION IS SHAREHOLDERS          Shr           For                            *
       PROPORAL-Amend the Articles of Incorporation

8.     PLEASE NOTE THAT THIS RESOLUTION IS SHAREHOLDERS          Shr           Abstain                        *
       PROPORAL-Amend the Articles of Incorporation




--------------------------------------------------------------------------------------------------------------------------
 UNIDEN CORP                                                                                 Agenda Number:  700756010
--------------------------------------------------------------------------------------------------------------------------
        Security:  J94148103
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3952000002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit appropriation for No. 40               Mgmt          For                            *
       term: dividends for the current term has been
       proposed as JPY 17.50 per share  JPY 30 on
       yearly basis

2.     Amend the Company s Articles of Incorporation:            Mgmt          For                            *
       the Company will be allowed to purchase its
       own shares upon a resolution of the Board of
       Directors in accordance with Commercial Code
       211-3

3.     Grant the retirement allowances to the retired            Mgmt          For                            *
       Directors: Messrs. Kazuhiko Seki, Masao Nakazawa
       and Sei Ichikawa, who retires during the current
       term according to the Company rule




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700673987
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  OGM
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT BLOCKING CONDITIONS ARE RELAXED.         Non-Voting    No vote
       BLOCKING IS LIMITED TO THE PERIOD BETWEEN THE
       CUT-OFF DATE SET TO 27 APR 2005 AND ONE DAY
       FOLLOWING THE REGISTRATION DATE SET TO 03 MAY
       2005. VOTE INSTRUCTIONS RECEIVED AFTER THE
       CUT-OFF DATE ARE CONSIDERED LATE. LATE VOTES
       ARE PROCESSED ON A BEST EFFORT BASIS. SHARE
       BLOCKING IS APPLIED TO LATE VOTES BEGINNING
       ON RECEIPT DATE OF VOTE INSTRUCTIONS THROUGH
       THE DAY FOLLOWING REGISTRATION DATE. SHARES
       CAN BE TRADED THEREAFTER. THANK YOU

1.     Consideration of the Annual Report for the 2004           Non-Voting    No vote
       financial year submitted by the Board of Directors
       and the report of the Remuneration Committee.

2.     Adoption of the Annual Accounts and appropriation         Mgmt          For                            *
       of the profit for the 2004 financial year.

3.     Discharge of the Executive Directors.                     Mgmt          For                            *

4.     Discharge of the Non-Executive Directors.                 Mgmt          For                            *

5.     Corporate Governance and alterations to the               Mgmt          For                            *
       Articles of Association.

6.A    Appointment of Executive Directors - PJ Cescau            Mgmt          For                            *

6.B    Appointment of Executive Directors - CJ van               Mgmt          For                            *
       der Graaf

6.C    Appointment of Executive Directors - RHP Markham          Mgmt          For                            *

6.D    Appointment of Executive Directors - RD Kugler            Mgmt          For                            *

7.A    Appointment of Non-Executive Directors - A Burgmans       Mgmt          For                            *

7.B    Appointment of Non-Executive Directors - The              Mgmt          For                            *
       Rt Hon The Lord Brittan of Spennithorne QC
       DL

7.C    Appointment of Non-Executive Directors - The              Mgmt          For                            *
       Rt Hon The Baroness Chalker of Wallasey

7.D    Appointment of Non-Executive Directors - B Collomb        Mgmt          For                            *

7.E    Appointment of Non-Executive Directors - Professor        Mgmt          For                            *
       W Dik

7.F    Appointment of Non-Executive Directors - O Fanjul         Mgmt          For                            *

7.G    Appointment of Non-Executive Directors - H Kopper         Mgmt          For                            *

7.H    Appointment of Non-Executive Directors - The              Mgmt          For                            *
       Lord Simon of Highbury CBE

7.I    Appointment of Non-Executive Directors - J van            Mgmt          For                            *
       der Veer

8.     Remuneration of Directors.                                Mgmt          For                            *

9.     NLG 0.10 cumulative preference shares; reduction          Mgmt          For                            *
       of the issued capital by cancellation, in accordance
       with Articles 99 and 100 of the Netherlands
       Civil Code, of the NLG 0.10 cumulative preference
       shares.

10.    Appointment of Auditors charged with the auditing         Mgmt          For                            *
       of the Annual Accounts for the 2005 financial
       year.

11.    Designation, in accordance with Articles 96               Mgmt          Against                        *
       and 96a of Book 2 of the Netherlands Civil
       Code, of the Board of Directors as the company
       body authorized in respect of the issue of
       shares in the Company.

12.    Authorization, in accordance with Article 98              Mgmt          For                            *
       of Book 2 of the Netherlands Civil Code, of
       the Board of Directors to purchase shares in
       the Company and depositary receipts therefore.

13.    Questions.                                                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700672529
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  OTH
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 03 MAY 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Approve the designation of the newly established          Mgmt          Abstain                        *
       foundation  Stichting Administratiekantoor
       Unilever N.V.  as another trust office within
       the meaning of Article 18 Paragraph 1 of the
       applicable conditions of administration dated
       06 MAY 1999

3.     Any other business                                        Non-Voting    No vote

4.     Closure                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER PLC                                                                                Agenda Number:  700675777
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92087124
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  GB0005748735
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the accounts and the balance          Mgmt          For                            *
       sheet for the YE 31 DEC 2004, together with
       the Directors  report and the Auditors  report

2.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004 included within the annual
       report and the accounts for 2004

3.     Declare a dividend on the ordinary shares                 Mgmt          For                            *

4.     Re-elect Mr. P.J. Cescau as a Executive Director          Mgmt          For                            *

5.     Re-elect Mr. C.J. van der Graaf as a Executive            Mgmt          For                            *
       Director

6.     Re-elect Mr. R.H.P. Markham as a Executive Director       Mgmt          For                            *

7.     Elect Mr. R.D. Kugler as a Executive Director             Mgmt          For                            *

8.     Re-elect Mr. A. Burgmans as a Non-Executive               Mgmt          For                            *
       Director

9.     Re-elect the Rt. Honorable the Lord Brittan               Mgmt          For                            *
       of Spennithorne QC DL as a Non-Executive Director

10.    Re-elect the Rt. Honorable the Baroness Chalker           Mgmt          For                            *
       of Wallasey as a Non-Executive Director

11.    Re-elect Mr. B. Collomb as a Non-Executive Director       Mgmt          For                            *

12.    Re-elect Professor W. Dik as a Non-Executive              Mgmt          For                            *
       Director

13.    Re-elect Mr. O. Fanjul as a Non-Executive Director        Mgmt          For                            *

14.    Re-elect Mr. H. Kopper as a Non-Executive Director        Mgmt          For                            *

15.    Re-elect the Lord Simon of HighBury CBE as a              Mgmt          For                            *
       Non-Executive Director

16.    Re-elect Mr. J. van der Veer as a Non-Executive           Mgmt          For                            *
       Director

17.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company, to hold the office
       until the next general meeting at which accounts
       are laid before the members

18.    Authorize the Directors to fix the remuneration           Mgmt          For                            *
       of the Auditors

19.    Authorize the Directors to exercise all power             Mgmt          For                            *
       of the Company to allot relevant securities
       Section 80 of  the Companies Act 1985  up
       to an aggregate nominal amount of GBP 13,450,000;
       Authority expires on the day preceding the
       5th anniversary of the passing of this resolution
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.20   Authorize the Directors, subject to the passing           Mgmt          For                            *
       of Resolution 19 and pursuant to Section 95
       of the Companies Act 1985, to allot equity
       securities  Section 94 of the Act  for cash
       pursuant to the authority conferred by Resolution
       19 or where such allotment constitutes an allotment
       of the equity securities by virtue of Section
       94(3A) of the Act, disapplying the statutory
       pre-emption rights  Section 89(1) , provided
       that this power is limited to the allotment
       of equity securities: a) in connection with
       a rights issue in favor of ordinary shareholders;
       b) up to an aggregate nominal amount of GBP
       2,000,000;  Authority expires on the preceding
       the 5th anniversary of the passing of this
       resolution ; and the Directors may allot equity
       securities after the expiry of this authority
       in pursuance of such an offer or agreement
       made prior to such expiry

S.21   Authorize the Company, pursuant to Article 64             Mgmt          For                            *
       of the Articles of the Association, to make
       market purchases  Section 163(3) of the Companies
       Act 1985  of up to 290 million shares of 1.4p
       each in the capital of the Company, at a minimum
       price of 1.4p and up to 5% of the average middle
       market quotations for such shares derived from
       the Daily Official List of the London Stock
       Exchange, over the previous 5 business days;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 12 months
       ; the Company, before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

S.22   Amend the Articles of Association: by deleting            Mgmt          For                            *
       some words in Article 107 and replacing them
       with new words; by deleting some words in Article
       108 and replacing them with new words; by deleting
       some words in Article 130 and replacing them
       with new words

S.23   Approve that the Article 159 be deleted and               Mgmt          For                            *
       be substituted with new one

24.    Approve the Unilever Global Performance Share             Mgmt          For                            *
       Plan 2005; authorize Directors to do all acts
       and things necessary and expedient to adopt
       and operate the Plan, including making such
       modification as the Directors consider appropriate
       to take account of regulatory requirements
       and best practice and authorize the Directors
       to establish such further plans similar to
       and based on the Plan for employees in particular
       countries, subject to such modifications as
       may be necessary or desirable to take account
       of overseas securities laws, exchange control
       and tax legislation

25.    Approve the rules of the Unilever Plc 2005 Share          Mgmt          For                            *
       Save Plan and authorize the Directors to make
       such modifications to the ShareSave Plan as
       they consider necessary to obtain the approval
       of the Board of the Inland Revenue or to take
       account of regulatory requirements and best
       practice and to adopt the ShareSave Plan as
       so modified and do all acts and things necessary
       to operate the ShareSave Plan and to establish
       such further plans for the benefit of the employee
       out side of the UK based on the Share Save
       Plan subject to such modification as may be
       necessary or desirable to take legislation
       provided that any ordinary shares of the Company
       made available under such further plan are
       treated as counting against any limits on individual
       participation, where appropriate or overall
       participation in the Share Save Plan




--------------------------------------------------------------------------------------------------------------------------
 UNITED OVERSEAS BANK LTD, SINGAPORE                                                         Agenda Number:  700685831
--------------------------------------------------------------------------------------------------------------------------
        Security:  V96194127
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  SG1M31001969
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements, the Directors           Mgmt          For                            *
       report and the Auditors  report for the YE
       31 DEC 2004

2.     Declare a final dividend of 40%  40 cents per             Mgmt          For                            *
       share  less 20% income tax for the YE 31 DEC
       2004

3.     Approve the Directors  fees of SGD 600,000 for            Mgmt          For                            *
       2004  2003: SGD 618,750

4.     Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            *
       of the Company and authorize the Directors
       to fix their remuneration

5.     Re-elect Mr. Wong Meng Meng as a Director                 Mgmt          For                            *

6.     Re-elect Mr. Tan Kok Quan as a Director                   Mgmt          For                            *

7.     Re-elect Mr. Ngiam Tong Dow as a Director                 Mgmt          For                            *

8.     Re-appoint Mr. Wee Cho Yaw as a Director, pursuant        Mgmt          For                            *
       to Section 153(6) of the Companies Act, Cap.
       50, until the next AGM of the Company

9.     Authorize the Directors, pursuant to Section              Mgmt          Against                        *
       161 of the Companies Act, Cap. 50, to offer
       and grant options in accordance with the Regulations
       of the UOB 1999 Share Option Scheme  the  Scheme
       and to allot and issue from time to time
       such number of shares in the Company as may
       be required to be issued pursuant to the exercise
       of options under the Scheme, provided that
       the aggregate number of shares to be issued
       pursuant to this resolution shall not exceed
       15% of the issued share capital of the Company
       from time to time

10.    Authorize the Directors, pursuant to Section              Mgmt          For                            *
       161 of the Companies Act, Cap. 50, to issue
       shares in the Company at any time and upon
       such terms and conditions and for such purposes
       as the Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued pursuant to this resolution
       shall not exceed 10% of the issued share capital
       of the Company for the time being




--------------------------------------------------------------------------------------------------------------------------
 UNITED OVERSEAS BANK LTD, SINGAPORE                                                         Agenda Number:  700686198
--------------------------------------------------------------------------------------------------------------------------
        Security:  V96194127
    Meeting Type:  EGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  SG1M31001969
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Company, for               Mgmt          For                            *
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50 of Singapore  the
       Companies Act , to purchase or otherwise acquire
       issued ordinary shares of SGD 1.00 each fully
       paid in the capital of the Company  the Shares
       not exceeding in aggregate the Maximum Limit
       as specified , at such price or prices as
       may be determined by the Directors of the Company
       from time to time up to the Maximum Price
       as specified , whether by way of: i) market
       purchase(s) on the Singapore Exchange Securities
       Trading Limited  SGX-ST ; and/or ii) off-market
       purchase(s)  if effected otherwise than on
       SGX-ST  in accordance with any equal access
       scheme(s) as may be determined or formulated
       by the Directors of the Company as they consider
       fit, which scheme(s) shall satisfy all the
       conditions prescribed by the Companies Act;
       and otherwise in accordance with all other
       laws and regulations and rules of SGX-ST as
       may for the time being be applicable  the share
       Purchase Mandate ;  authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the date by which the next AGM of the Company
       is required by law to be held ; and to complete
       and do all such acts and things  including
       executing such documents as may be required
       as they and/or he may consider expedient or
       necessary to give effect to the transactions
       contemplated and/or authorized by this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNITED OVERSEAS BK LTD                                                                      Agenda Number:  700741451
--------------------------------------------------------------------------------------------------------------------------
        Security:  V96194127
    Meeting Type:  EGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  SG1M31001969
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that: a) the Company makes a distribution         Mgmt          For                            *
       the Distribution  of between a minimum of
       153,744,363 and a maximum of 153,844,563 ordinary
       shares of par value SGD 1.00 each  UOL Shares
       in the capital of United Overseas Land Limited
       UOL  held by the Company by way of a dividend
       in specie in the proportion of 100 UOL Shares
       for every 1,000 ordinary shares of par value
       SGD 1.00 each in the capital of the Company
       held by the shareholders of the Company as
       at 5.00 p.m. on 30 JUN 2005  the Books Closure
       Date , fractions of a UOL Share to be disregarded,
       free of encumbrances and together with all
       rights attaching thereto on and from the Books
       Closure Date, except that: i) the UOL Shares
       which would otherwise be distributed to UOL
       and its subsidiaries pursuant to the distribution
       shall be dealt with in the manner set out in
       Paragraph (c) below; and ii) the Directors
       of the Company are of the view that the distribution
       of UOL Shares to any shareholder of the Company
       whose registered address as recorded in the
       Register of Members of the Company or in the
       Depository Register maintained by The Central
       Depository  Pte  Limited  CDP  on the Books
       Closure Date is outside Singapore  the Relevant
       Overseas Shareholder  may infringe any relevant
       foreign Law or necessitate compliance with
       conditions or requirements which the Directors
       of the Company in their absolute discretion
       regard as onerous or impracticable by reason
       of costs, delay or otherwise, such UOL Shares
       shall not be distributed to such Relevant Overseas
       Shareholder, but shall be dealt with in the
       manner set out in Paragraph (d) below; b) the
       resultant entitlements to fractions of UOL
       Shares be aggregated and sold for the benefit
       of the Company or otherwise dealt with in such
       manner and on such terms and conditions as
       the Directors of the Company in their absolute
       discretion deem fit; c) the UOL Shares which
       would otherwise be distributed to UOL or any
       of its subsidiaries  the UOL Group  pursuant
       to the Distribution be distributed to such
       person(s) as the Directors of the Company may
       appoint for the purposes of sale of such UOL
       Shares  on such terms and conditions as the
       Directors of the Company deem fit , and the
       proceeds  if any  thereof, after deducting
       all dealing and other expenses in connection
       therewith, be paid to the UOL Group in full
       satisfaction of their rights to the UOL Shares
       and the UOL Group shall have no claim whatsoever
       including in respect of any such sale or the
       timing thereof  not for distribution in the
       United States against the Company, Credit Suisse
       First Boston  Singapore  Limited  CSFB  and/or
       CDP in connection therewith; d) the UOL Shares
       which would otherwise be distributed to the
       Relevant Overseas Shareholders pursuant to
       the Distribution be distributed to such person(s)
       as the Directors of the Company may appoint
       for the purposes of sale  on such terms and
       conditions as the Directors of the Company
       deem fit , and that the aggregate amount of
       the proceeds  if any  thereof, after deducting
       all dealing and other expenses in connection
       therewith, be distributed proportionately to
       and among all such Relevant Overseas Shareholders
       according to their respective entitlements
       to UOL Shares as at the Books Closure Date
       in full satisfaction of their rights to the
       UOL Shares, provided that where the amount
       of such proceeds to be paid to any particular
       Relevant Overseas Shareholder is less than
       SGD 10.00, such amount shall be retained for
       the benefit of the Company or otherwise dealt
       with in such manner and on such terms and conditions
       as the Directors of the Company deem fit, and
       no Relevant Overseas Shareholder shall have
       any claim whatsoever  including in respect
       of any such sale or the timing thereof  against
       the Company, CSFB and/or CDP in connection
       therewith; e) the Company appropriates an amount
       equal to the market value of the UOL Shares
       determined by reference to the last done price
       of UOL Shares on the Books Closure Date or,
       if that date is a day on which Singapore Exchange
       Securities Trading Limited  the SGX-ST  is
       not open for trading of securities or no trades
       are executed, on the day immediately preceding
       the Books Closure Date on which the SGX-ST
       is open for trading of securities and trade(s)
       have been executed  out of the retained profits
       of the Company to meet the value of the UOL
       Shares to be distributed to the shareholders
       of the Company; and f) authorize the Directors
       of the Company and each of them to complete
       and to do all such acts and things, decide
       all questions and exercise all discretions
       including approving, modifying and executing
       all documents  as they may consider necessary
       or expedient in connection with the distribution
       and/or to give effect to the distribution




--------------------------------------------------------------------------------------------------------------------------
 VENTURE CORPORATION LTD                                                                     Agenda Number:  700692204
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9360Y103
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  SG0531000230
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            *
       the audited accounts of the Company for the
       YE 31 DEC 2004 together with the Auditors
       report thereon

2.     Declare a final tax-exempt dividend of 100%               Mgmt          For                            *
       or 25 cents per ordinary share and a bonus
       tax exempt dividend of 100% or 25 cents per
       ordinary share for the YE 31 DEC 2004

3.     Re-elect Mr. Wong Ngit Liong as a Director,               Mgmt          For                            *
       who retires pursuant to Article 92 of the Company
       s Articles of Association

4.     Re-elect Mr. Koh Lee Boon as a Director, who              Mgmt          For                            *
       retires pursuant to Article 92 of the Company
       s Articles of Association

5.     Re-appoint Mr. Cecil Vivian Richard Wong as               Mgmt          For                            *
       a Director, who retires under Section 153(6)
       of the Companies Act, Chapter 50, until the
       next AGM

6.     Approve the payment of Directors  fees of SGD             Mgmt          For                            *
       127,000 for the YE 31 DEC 2004

7.     Re-appoint Deloitte & Touche as the Company               Mgmt          For                            *
       s Auditors and authorize the Directors to fix
       their remuneration

       Transact any other business                               Non-Voting    No vote

8.     Authorize the Directors, pursuant to Section              Mgmt          Abstain                        *
       161 of the Companies Act, Chapter 50 and the
       Listing Manual of the Singapore Exchange Securities
       Trading Limited  SGX-ST , to issue shares in
       the capital of the Company  Shares   by way
       of rights, bonus or otherwise  and/or make
       or grant offers, agreements or options  collectively
       Instruments  that might or would require shares
       to be issued, including but not limited to
       the creation and issue of  as well as adjustments
       to  warrants, debentures or other instruments
       convertible into shares  at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit; and  notwithstanding
       the authority conferred by this resolution
       may have ceased to be in force  issue shares
       in pursuance of any instrument made or granted
       by the Directors while this resolution was
       in force, the aggregate number of shares issued
       pursuant to this resolution  including shares
       to be issued in pursuance of instruments made
       or granted pursuant to this resolution  not
       exceeding 50% of the issued share capital of
       the Company, of which the aggregate number
       of shares to be issued other than on a pro-rata
       basis to shareholders of the Company does not
       exceed 20% of the issued share capital of the
       Company and the percentage of issued share
       capital shall be calculated based on the Company
       s issued share capital at the date of passing
       of this resolution after adjusting for new
       shares arising from the conversion of convertible
       securities or share options or vesting of shares
       awards which are outstanding or subsisting
       at the time this resolution is passed and any
       subsequent consolidation or subdivision of
       shares; in exercising the authority conferred
       by this resolution, the Company shall comply
       with the provisions of the Listing Manual of
       the SGX-ST  unless such compliance has been
       waived by the SGS-ST  and the Articles of Association
       for the time being of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the date of the
       next AGM of the Company as required by law

9.     Authorize the Directors, pursuant to Section              Mgmt          Abstain                        *
       161 of the Companies Act, Chapter 50, to allot
       and issue from time to time such number of
       shares in the capital of the Company as may
       be required to be issued pursuant to the exercise
       of options granted under the Venture Manufacturing
       (Singapore) Ltd Executives  Share Option Scheme
       adopted by the Company in 1993  the 1993 Scheme
       and provided always that the aggregate number
       of shares to be issued pursuant to the 1993
       Scheme shall not exceed 25% of the issued share
       capital of the Company from time to time

10.    Authorize the Directors of the Company to offer           Mgmt          Abstain                        *
       and grant options from time to time in accordance
       with the regulations of the Venture Corporation
       Executives  Share Option Scheme adopted by
       the Company in 2004  the 2004 Scheme  and pursuant
       to Section 161 of the Companies Act, Chapter
       50, to allot and issue from time to time such
       number of shares in the capital of the Company
       as may be required to be issued pursuant to
       the exercise of options granted under the 2004
       Scheme, provided always that the aggregate
       number of shares to be issued pursuant to the
       2004 Scheme shall not exceed 15% of the issued
       share capital of the Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 VEOLIA ENVIRONNEMENT                                                                        Agenda Number:  700683483
--------------------------------------------------------------------------------------------------------------------------
        Security:  F9686M107
    Meeting Type:  MIX
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  FR0000124141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 02 MAY               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 12 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.1    Approve the Board of Directors and the general            Mgmt          For                            *
       report of the Statutory Auditors, the financial
       statements for the year 2004 in the form presented
       to the meeting

O.2    Approve the consolidated financial statements             Mgmt          For                            *
       for the said FY in the form presented to the
       meeting

O.3    Approve the non-deductible fees and expenses              Mgmt          For                            *
       of EUR 2,171,129.00              eral Des Impots

O.4    Approve to transfer the amount of EUR 200,000,000.00      Mgmt          For                            *
       from the special reserve on long-term capital
       gains to an ordinary reserve account  other
       reserves account  by 31 DEC 2005; following
       this transfer, the special reserve on long-term
       capital gains the special reserve on long-term
       capital gains will amount to EUR 118,823,440.00;
       the amount of EUR 4,987,500.00 corresponding
       to the special tax was posted to the retained
       earnings account on 31 DEC 2004, thus raising
       this account to EUR 461,037,241.00; the amount
       of the special tax shall be charged in 2005
       to the ordinary reserve account, thus amounting
       to EUR 195,012,500.00

O.5    Approve the recommendations of the Board of               Mgmt          For                            *
       Directors and resolves to appropriate the distributable
       profits as follows: profits for the FY: EUR
       525,658,051.00 prior retained earnings: EUR
       461,037,241.00 distributable profits: EUR 986,695,292.00
       to be allocated as follows: legal reserve:
       EUR 26,282,903.00 global dividend: EUR 276,366,948.00
       carry forward account: EUR 684,045,441.00 the
       shareholders will receive a net dividend of
       EUR 0.68 per share, eligible for the 50% allowance;
       this dividend will be paid on 27 MAY 2005

O.6    Approve the special report of the Auditors on             Mgmt          For                            *
       agreements Governed by Article L.225-38 of
       the French Commercial Code

O.7    Approve to renew Barbier Frinault and CIE, Ernst          Mgmt          For                            *
       and Young as the Statutory Auditor for a period
       of 6 years

O.8    Appoint the Firm Auditex as the Depury Auditor            Mgmt          For                            *
       for a period of 6 years

O.9    Authorizes the Board of Directors to trade in             Mgmt          For                            *
       the Company s shares on the stock market, as
       per the following conditions: maximum purchase
       price: EUR 37.00, maximum number of shares
       to be traded: 10% of the shares comprising
       the share capital; and approve to delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 18 months

O.10   Approve to cancel the delegation set forth in             Mgmt          For                            *
       Resolution O.7 and given by the CGM of 12 MAY
       2004 in order to issue bonds

E.11   Approve to delegate all powers to the Board               Mgmt          For                            *
       of Directors to increase in one or more transactions,
       in France or abroad, the share capital by a
       maximum nominal amount of EUR 1,000,000,000.00
       with the issue, with maintenance of the shareholders
       preferential rights of subscription, of shares
       not including preference shares  and securities
       giving access to the Company capital to be
       subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing retained
       earnings, income or profits; it is worth noting
       that the overall nominal maximum amount of
       capital increases carried out under this delegation
       of authority and the ones of Resolutions from
       E.12 to E.17 is set at EUR 2,700,000,000.00;
       the general meeting delegates all powers to
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities;
       Authority expires at the end of 26 months

E.12   Approve to delegate all powers to the Board               Mgmt          Against                        *
       of Directors to increase in one or more transactions,
       in France or abroad, the share capital by a
       maximum nominal amount of EUR 1,000,000,000.00
       with the issue, with waiver of the shareholders
       preferential rights of subscription, of shares
       not including preference shares  and securities
       giving access to the Company capital to be
       subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing retained
       earnings, income or profits; these securities
       can notably be issued in consideration for
       securities tendered in a public exchange offer;
       it cancels all earlier authorizations to the
       same effect; the general meeting delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

E.13   Approve to delegate the Board of Directors all            Mgmt          For                            *
       powers in order to increase the share capital,
       in one or more transactions, by a maximum nominal
       amount of EUR 370,000,000.00, by way of capitalizing
       retained earnings, premiums or any other capitalizable
       items, to be carried out through the issue
       of bonus shares or the raise of the par value
       of the existing shares or by utilizing both
       methods; it cancels all earlier authorizations
       to the same effect; the general meeting delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

O.14   Approve to resolve that, the Board of Directors           Mgmt          Against                        *
       may decide to increase the number of securities
       to be issued in the event of a capital increase
       with or without the preferential rights of
       subscription of the shareholders, within the
       limit of 15% of the initial issue; the nominal
       amount of capital increases set forth in the
       present resolution shall count against the
       overall value set forth in Resolution E.11
       i.e. EUR 1,000,000,000.00;  Authority expires
       at the end of 26 months

E.15   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in one or more transactions,
       by way of issuing shares and securities giving
       access to the capital in favour of the Company
       s employees who are Members of a Company Saving
       Plan and for an amount which shall not exceed
       EUR 15,000,000.00; it cancels for the portion
       unused, all earlier delegations to the same
       effect; and to proceed with allocations free
       securities giving access to the capital or
       to be issued, reserved for the beneficiaries
       above mentioned; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       at the end of 26 months

E.16   Approve to delegate the Board of Directors all            Mgmt          For                            *
       powers to grant, in one or more transactions,
       to the Company and its subsidiaries  employees
       and Officers, options giving the right either
       to subscribe for new shares in the Company
       to be issued through a share capital increase.
       Or to purchase existing shares purchased by
       the Company, it being provided that the options
       shall not five rights to a total number of
       shares, which shall exceed 1% of the share
       capital; it cancels for the portion unused,
       all earlier authorizations to the same effect;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

O.17   Authorize the Board of Directors to proceed               Mgmt          For                            *
       with allocations free of charge of Company
       s existing ordinary shares or to be issued
       not including preference shares , in favour
       of the Company and its subsidiaries employees
       or the Officers provided that they shall not
       represent more than 0.5% of the share capital;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 14 months

O.18   Grant all powers to the Board of Directors to             Mgmt          For                            *
       reduce the share capital by canceling the shares
       held by the Company in connection with a Stock
       Purchase Plan, provided that the total number
       of shares cancelled in the 24 months does not
       exceed 10% of the capital; it cancels for the
       portion unused, all earlier authorizations
       to the same effect; approve to delegate all
       powers to the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

O.19   Approve to set 1% or a multiple of this fraction          Mgmt          For                            *
       the obligation of declaration of exceeding
       the threshold and to make easier the provisions
       referring to the identification of the Company
       s shareholders; and amend the Article Association
       Number 9

O.20   Grant all powers to bearer of a copy or an extract        Mgmt          For                            *
       of the minutes of this meeting in order to
       accomplish all formalities, filings and registrations
       prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 WAL-MART DE MEXICO SA DE CV, MEXICO                                                         Agenda Number:  700641726
--------------------------------------------------------------------------------------------------------------------------
        Security:  P98180105
    Meeting Type:  OGM
    Meeting Date:  24-Feb-2005
          Ticker:
            ISIN:  MXP810081010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the administrative council President              Mgmt          For                            *
       s report

2.     Receive the Auditing Committee s report                   Mgmt          For                            *

3.     Receive the Commissioner s report                         Mgmt          For                            *

4.     Receive and approve the financial documents               Mgmt          For                            *
       corresponding to FY beginning 01 JAN 2004 and
       ending 31 DEC 2004

5.     Receive the report of the situation of the reserves       Mgmt          For                            *
       for the repurchase of shares

6.     Approve to cancel 105,254,300 Company shares              Mgmt          For                            *
       currently held in treasury

7.     Approve the allocation of profits                         Mgmt          For                            *

8.     Approve the dividend to be paid, at the option            Mgmt          For                            *
       of the shareholder, as a cash dividend of MXN
       0.63 per share, or as a stock dividend at a
       ratio to be determined based on the closing
       price of Series  V  shares on 15 MAR 2005;
       proposed pay date of this dividend is 01 APR
       2005

9.     Approve an increase of the Company s variable             Mgmt          For                            *
       capital, through the emission of up to 137,613,254
       common shares, to be used exclusively for the
       payment of the stock dividend; the increase
       of capital will be up to MXN 2,752,265,080

10.    Approve the reformation of the Fifth Clause               Mgmt          For                            *
       of the Company By-laws

11.    Approve the employee stock purchase report                Mgmt          For                            *

12.    Receive the Wal-Mart of Mexico Foundation s               Mgmt          For                            *
       report

13.    Ratify the performance of the Administrative              Mgmt          For                            *
       Council during the FY beginning on 01 JAN 2005
       and ending on 31 DEC 2004

14.    Ratify the Members of the Administrative Council          Mgmt          For                            *
       and the Company Commissioners

15.    Approve the resolutions in the minutes of the             Mgmt          For                            *
       meeting




--------------------------------------------------------------------------------------------------------------------------
 XSTRATA PLC, LONDON                                                                         Agenda Number:  700627269
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9826T102
    Meeting Type:  EGM
    Meeting Date:  13-Jan-2005
          Ticker:
            ISIN:  GB0031411001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the acquisition of the entire issued              Mgmt          For                            *
       share capital of WMC Resources Limited on the
       terms and subject to the conditions as set
       out in the Bidder S Statement  Australian after
       document  lodged with the Australian Securities
       and Investment Commission on 16 DEC 2004 or
       on and subject to the terms and conditions
       of any amended, extended, revised, renewed,
       additional or other after or otters by the
       Board of Directors of the Company  Board
       or any duly constituted Committee of them
       the Committee   the Ofter  and authorize the
       Board  or a Committee  to waive, amend, vary,
       revise or extend  to such extent as shall not
       constitute a material amendment in the context
       of the offer as a whole  any of the terms and
       conditions of the Ofter as it may consider
       appropriate or to take all such steps as it
       may considers necessary, expedient or desirable
       in connection with the Ofter




--------------------------------------------------------------------------------------------------------------------------
 YUE YUEN INDUSTRIAL (HOLDINGS) LTD                                                          Agenda Number:  700637599
--------------------------------------------------------------------------------------------------------------------------
        Security:  G98803144
    Meeting Type:  AGM
    Meeting Date:  24-Feb-2005
          Ticker:
            ISIN:  BMG988031446
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 215197 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

1.     Receive and approve the audited financial statements      Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 30 SEP 2004

2.     Declare a dividend of HKD 0.46 per share for              Mgmt          For                            *
       the YE 30 SEP 2004

3.1    Re-elect Mr. Edward Y. Ku as a Director                   Mgmt          For                            *

3.2    Re-elect Mr. Chan Lu Min as a Director                    Mgmt          For                            *

3.3    Re-elect Mr. John J.D. Sy as a Director                   Mgmt          For                            *

3.4    Re-elect Mr. So Kwan Lok as a Director                    Mgmt          For                            *

3.5    Re-elect Mr. Poon Yiu Kin, Samuel as a Director           Mgmt          For                            *

3.6    Re-elect Miss. Tsaipei Chun, Patty as a Director          Mgmt          For                            *

3.7    Authorize the Board of Directors to fix the               Mgmt          For                            *
       remuneration of the Directors

4.     Appoint the Auditors and authorize the Board              Mgmt          For                            *
       of Directors to fix their remuneration

5.A    Authorize the Directors of the Company to allot,          Mgmt          Against                        *
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue otherwise than pursuant to
       a rights issue or the exercise of subscription
       rights under the share option scheme of the
       Company;  Authority expires at the conclusion
       of the next AGM of the Company

5.B    Authorize the Directors of the Company to purchase        Mgmt          Against                        *
       its own shares during the relevant period,
       subject to and in accordance with all applicable
       laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the share capital
       of the Company in issue;  Authority expires
       at the conclusion of the next AGM of the Company

5.C    Approve, conditional upon the passing of Resolution       Mgmt          Against                        *
       5.B, to add the aggregate nominal amount of
       the number of shares in the capital of the
       Company repurchased by the Company pursuant
       to Resolution 5.B, to the aggregate nominal
       amount of the share capital of the Company
       that may be allotted pursuant to Resolution
       5.A

S.6    Adopt the new By-Laws of the Company in substitution      Mgmt          Against                        *
       for and to the exclusion of the existing By-Laws
       of the Company and authorize the Directors
       to do all such acts, deeds and things as they
       shall, in their absolute discretion, deem fit
       to effect the foregoing




--------------------------------------------------------------------------------------------------------------------------
 YUKOS CORP                                                                                  Agenda Number:  932245651
--------------------------------------------------------------------------------------------------------------------------
        Security:  98849W108
    Meeting Type:  Special
    Meeting Date:  20-Dec-2004
          Ticker:  YUKOY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO LIQUIDATE VOLUNTARILY THE JOINT-STOCK COMPANY          Mgmt          For
       YUKOS OIL COMPANY , APPROVE A PROCEDURE AND
       TIMELINE FOR THE LIQUIDATION AND TO APPOINT,
       DELEGATE AND INSTRUCT A LIQUIDATOR AND LIQUIDATION
       COMMISSION

02     TO FILE FOR YUKOS OIL COMPANY INSOLVENCY WITH             Mgmt          For
       THE COURT OF ARBITRATION AND TO INSTRUCT THE
       MANAGING ENTITY YUKOS-MOSCOW TO FILE FOR INSOLVENCY
       WITH THE COURT OF ARBITRATION NO LATER THAN
       1 (ONE) MONTH AFTER TAKING THIS DECISION




--------------------------------------------------------------------------------------------------------------------------
 ZHEJIANG EXPRESSWAY CO LTD                                                                  Agenda Number:  700582908
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9891F102
    Meeting Type:  EGM
    Meeting Date:  12-Oct-2004
          Ticker:
            ISIN:  CN0009068411
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to pay an interim dividend of CNY 4.0             Mgmt          For                            *
       cents per share in respect of the 6 months
       ended 30 JUN 2004, representing approximately
       34% of the net profit of the Company available
       for the distribution to the shareholders during
       the period




--------------------------------------------------------------------------------------------------------------------------
 ZHEJIANG EXPRESSWAY CO LTD                                                                  Agenda Number:  700686821
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9891F102
    Meeting Type:  AGM
    Meeting Date:  23-May-2005
          Ticker:
            ISIN:  CN0009068411
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve the report of the Directors for the               Mgmt          For                            *
       year 2004

A.2    Approve the report of the Supervisory Committee           Mgmt          For                            *
       for the year 2004

A.3    Approve the audited financial statements for              Mgmt          For                            *
       the year 2004

A.4    Approve the distribution of profits for the               Mgmt          For                            *
       year 2004

A.5    Approve the financial budget for the year 2005            Mgmt          For                            *

S.B    Authorize the Directors of the Company  the               Mgmt          Abstain                        *
       Board , subject to this resolution, to allot,
       issue or otherwise deal with, either separately
       or concurrently, each of the existing issued
       domestic shares  domestic shares  and overseas
       listed foreign shares  H shares  in the capital
       of the Company, not exceeding 20% of each of
       the existing issued domestic shares and H shares
       in the capital of the Company as at the date
       of passing this resolution, subject to the
       approval from the China Securities Regulatory
       Commission;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the 12 months period or
       if the authority is revoked by an ordinary
       resolution in a general meeting ; and approve
       to make appropriate amendments to the relevant
       Articles of the Articles of Association of
       the Company after the completion of the allotment
       and issuance as specified in this resolution,
       to increase the share capital of the Company
       and reflect the new share structure of the
       Company, and to complete the related registration
       formalities at the relevant regulatory government
       authorities



An * in the For/Against management field indicates management position unknown since information regarding non-U.S. issuers is not readily available.


SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         NEW WORLD FUND, INC.
By (Signature)       /s/ Robert W. Lovelace
Name                 Robert W. Lovelace
Title                President and Principal Executive Officer
Date                 08/25/2005